UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: May 31

Date of reporting period: May 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
May 31, 2018
Columbia Dividend Opportunity Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Dividend Opportunity Fund   |  Annual Report 2018

Columbia Dividend Opportunity Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Dividend Opportunity Fund (the Fund) seeks to provide shareholders with a high level of current income. The Fund’s secondary objective is growth of income and capital.
Portfolio management
David King, CFA
Lead Portfolio Manager
Managed Fund since May 2018
Yan Jin
Portfolio Manager
Managed Fund since May 2018
Harrison Chan
Portfolio Manager
Managed Fund since May 2018
Effective May 1, 2018, David King, Yan Jin and Harrison Chan took over management of the Fund. Paul Stocking, Steve Schroll and Dean Ramos no longer manage the Fund.
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/01/88	7.96	8.85	7.87
	Including sales charges		1.71	7.57	7.24
Advisor Class*		11/08/12	8.20	9.10	8.02
Class C	Excluding sales charges	06/26/00	7.08	8.03	7.06
	Including sales charges		6.12	8.03	7.06
Institutional Class*		09/27/10	8.19	9.11	8.08
Institutional 2 Class*		08/01/08	8.24	9.20	8.26
Institutional 3 Class*		11/08/12	8.40	9.27	8.11
Class R*		08/01/08	7.69	8.56	7.59
Class T	Excluding sales charges	12/01/06	7.95	8.84	7.87
	Including sales charges		5.30	8.30	7.60
MSCI USA High Dividend Yield Index (Net)			8.47	10.91	9.48
Russell 1000 Value Index			8.25	10.09	7.38
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI USA High Dividend Yield Index (Net) is composed of those securities in the MSCI USA Index that have higher-than-average dividend yield (e.g. 30% higher than that of the MSCI USA Index), a track record of consistent dividend payments and the capacity to sustain future dividend payments. The MSCI USA Index is a free float adjusted market capitalization index that is designed to measure large- and mid-cap U.S. equity market performance.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI USA High Dividend Yield Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Dividend Opportunity Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2008 — May 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at May 31, 2018)
Chevron Corp.	5.4
ConocoPhillips	5.0
Philip Morris International, Inc.	4.8
BP PLC, ADR	4.8
Cisco Systems, Inc.	4.2
Intel Corp.	4.0
Microsoft Corp.	3.6
Pfizer, Inc.	3.3
Royal Dutch Shell PLC, Class A	3.1
Total SA	3.0
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at May 31, 2018)
Common Stocks	94.4
Convertible Bonds	0.6
Convertible Preferred Stocks	3.0
Equity-Linked Notes	0.5
Money Market Funds	1.5
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2018)
Consumer Discretionary	6.8
Consumer Staples	10.6
Energy	22.9
Financials	8.9
Health Care	10.2
Industrials	4.3
Information Technology	17.3
Materials	2.5
Real Estate	1.1
Telecommunication Services	6.7
Utilities	8.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Dividend Opportunity Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2018, the Fund’s Class A shares returned 7.96% excluding sales charges. During the same time period, the Fund modestly underperformed the MSCI USA High Dividend Yield Index (Net), which returned 8.47%, and the Russell 1000 Value Index, which returned 8.25%. While the Fund posted absolute gains, stock selection overall detracted from its results relative to the MSCI index. Sector allocation contributed positively during the reporting period, albeit modestly.
U.S. equity markets experienced divergent backdrops during period
U.S. equity markets experienced divergent backdrops during the 12-month period ended May 31, 2018. From the start of the period in early June 2017 through most of January 2018, U.S. equities recorded gains, supported by discussion and then enactment of tax reform, reasonably strong economic activity, rising commodity prices and favorable corporate earnings reports. Market volatility was unusually low. In early February 2018, however, equities sold off globally on market speculation of a faster pace of interest rate hikes by the Federal Reserve (the Fed), exacerbated by solid U.S. labor and inflation data. Such speculation, in turn, stoked a sharp rise in bond yields and an increase in equity market volatility toward more historically normal levels. Heightened volatility persisted through most of the remainder of the period, driven not only by new Fed Chair Powell’s hawkish tilt but also by escalating trade tensions and tariffs, surfacing uncertainty about sanctions on Russia and anticipation about a potential summit between the leaders of the U.S. and North Korea. Most U.S. equity market indices generated negative returns during the last four months of the period. All told, the Fed raised short-term U.S. interest rates three times during the period — in June and December 2017 and in March 2018. These rate hikes, along with a number of macroeconomic drivers, pushed up U.S. Treasury yields across the spectrum of maturities, with the 10-year U.S. Treasury yield breaching 3% toward the end of April 2018 before rallying modestly to end the period at 2.83%.
Against this backdrop, the best-performing sectors within the MSCI index during the period were industrials, information technology, financials and energy. Conversely, consumer staples, telecommunication services and utilities each posted a negative return during the period. Overall, growth strategies significantly outperformed value strategies across the capitalization spectrum during the period.
Relative results attributable primarily to industrials sector positioning
Most of the Fund’s underperformance of the MSCI index can be attributed to its stock selection in, and having an underweight allocation to, industrials, which was the best performing sector in the MSCI index during the period. Stock selection in consumer staples and having an overweight allocation to telecommunication services, which was among the weakest sectors in the MSCI index during the period, further dampened relative results.
Among the individual stocks that detracted most from relative results were tobacco company Philip Morris International, aerospace and defense company Boeing and telecommunications company CenturyLink. Philip Morris International performed well early in the period on optimism about the company’s successful international roll-out of its reduced-risk, electronic smokeless cigarette product line, known as its iQOS products. However, its first quarter 2018 results indicated a slowdown in that product line’s sales, and the company’s shares declined significantly on those reports. The Fund’s lack of exposure to Boeing, within industrials, hurt, as the company saw its stock appreciate meaningfully on increased orders for commercial aircraft to meet growing air travel and freight demand as well as on a global uptick in defense spending. Within telecommunications, Century Link’s acquisition of Level 3 Communications, announced early in 2017 and completed on November 1, 2017, was implemented to help diversify its business from being a primarily rural carrier. However, this diversification strategy was not appreciated by the market and prompted concerns about whether the acquisition would disrupt its sales and whether CenturyLink might cut its double-digit dividend.
Energy sector positioning and selection contributed positively to Fund results
Effective stock selection in and having an overweight to the energy sector, which outpaced the MSCI index during the period, contributed positively to the Fund’s results most. Stock selection in consumer discretionary and having an underweight to the lagging health care sector contributed positively as well.
Among individual holdings, the Fund’s positions in several energy-related companies contributed most positively to relative performance. For example, integrated energy company ConocoPhillips’ shares rose on well-received reports of quarterly results that indicated disciplined capital expenditures and a focus on returning cash to shareholders through increased
4	Columbia Dividend Opportunity Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
dividends and share buybacks. ConocoPhillips, along with other top performers for the Fund during the period, such as BP and Royal Dutch Shell, also benefited from a more supportive macro environment, including an approximately 40% increase in crude oil prices during the period. Within consumer discretionary, positions in multiline retailers Kohl’s and Target were among the top contributors, as positive retail trends of steady traffic, improved product mix and robust consumer spending propelled their share prices higher. Biotechnology company AbbVie was another top positive contributor to the Fund’s results during the period. AbbVie benefited from a favorable settlement with Amgen that delayed the U.S. launch of Amgen’s cheaper biosimilar version of AbbVie’s best-selling drug Humira until 2023. A diversification of its drug pipeline beyond rheumatoid arthritis to include cancer and hepatitis C treatments and quarterly results that indicated strong cash flow further boosted AbbVie’s shares. We sold the Fund’s position in AbbVie when it met our target price.
Bottom-up analysis drove sector weighting changes
The Fund’s positions in consumer discretionary and financials increased during the period. Its allocations to consumer staples, health care, materials and telecommunication services decreased. Changes in sector weightings during the period were the result of both active trading decisions, based largely on relative valuation analysis, and individual stock appreciation and depreciation.
At the end of the period, the Fund was overweight in the energy, telecommunication services, financials and utilities sectors and was underweight in the health care, consumer staples, information technology, industrials and materials sectors relative to the MSCI index. The Fund maintained its focus on dividend yield and dividend growth.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. Dividend payments are not guaranteed and the amount, if any, can vary over time. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Dividend Opportunity Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2017 — May 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,013.10	1,020.04	4.92	4.94	0.98
Advisor Class	1,000.00	1,000.00	1,014.20	1,021.29	3.67	3.68	0.73
Class C	1,000.00	1,000.00	1,009.40	1,016.31	8.67	8.70	1.73
Institutional Class	1,000.00	1,000.00	1,014.40	1,021.29	3.67	3.68	0.73
Institutional 2 Class	1,000.00	1,000.00	1,014.60	1,021.54	3.42	3.43	0.68
Institutional 3 Class	1,000.00	1,000.00	1,014.70	1,021.79	3.16	3.18	0.63
Class R	1,000.00	1,000.00	1,011.80	1,018.80	6.17	6.19	1.23
Class T	1,000.00	1,000.00	1,013.20	1,020.04	4.92	4.94	0.98
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Dividend Opportunity Fund | Annual Report 2018

Portfolio of Investments
May 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 93.9%
Issuer	Shares	Value ($)
Consumer Discretionary 6.6%
Automobiles 0.6%
General Motors Co.	450,000	19,215,000
Hotels, Restaurants & Leisure 4.3%
Extended Stay America, Inc.	825,000	17,366,250
Las Vegas Sands Corp.	895,092	72,153,366
McDonald’s Corp.	200,000	32,002,000
Six Flags Entertainment Corp.	250,000	16,130,000
Total		137,651,616
Multiline Retail 1.7%
Target Corp.	750,123	54,676,466
Total Consumer Discretionary		211,543,082
Consumer Staples 10.3%
Beverages 1.0%
PepsiCo, Inc.	315,000	31,578,750
Food Products 2.3%
Archer-Daniels-Midland Co.	403,594	17,645,129
Kellogg Co.	500,000	32,195,000
Mondelez International, Inc., Class A	600,000	23,562,000
Total		73,402,129
Tobacco 7.0%
Altria Group, Inc.	1,285,939	71,678,240
Philip Morris International, Inc.	1,900,000	151,126,000
Total		222,804,240
Total Consumer Staples		327,785,119
Energy 22.2%
Energy Equipment & Services 0.5%
Baker Hughes, Inc.	437,959	15,149,002
Oil, Gas & Consumable Fuels 21.7%
BP PLC, ADR	3,246,553	148,757,059
Chevron Corp.	1,357,001	168,675,224
ConocoPhillips	2,299,503	154,963,507
Enbridge Energy Management LLC(a)	1	11
Royal Dutch Shell PLC, Class A	2,804,703	97,200,264
Common Stocks (continued)
Issuer	Shares	Value ($)
Total SA	1,563,049	95,110,096
Valero Energy Corp.	222,652	26,985,423
Total		691,691,584
Total Energy		706,840,586
Financials 8.6%
Banks 5.4%
Bank of America Corp.	1,621,769	47,096,172
BB&T Corp.	600,000	31,500,000
JPMorgan Chase & Co.	618,099	66,142,774
PacWest Bancorp	300,000	15,918,000
SunTrust Banks, Inc.	173,303	11,699,685
Total		172,356,631
Capital Markets 1.8%
BlackRock, Inc.	35,673	19,057,587
Morgan Stanley	747,654	37,487,372
Total		56,544,959
Insurance 1.4%
Arthur J Gallagher & Co.	222,911	14,774,541
Principal Financial Group, Inc.	575,000	32,085,000
Total		46,859,541
Total Financials		275,761,131
Health Care 8.9%
Biotechnology 1.0%
Gilead Sciences, Inc.	475,000	32,015,000
Pharmaceuticals 7.9%
Bristol-Myers Squibb Co.	600,000	31,572,000
Johnson & Johnson	525,000	62,800,500
Merck & Co., Inc.	909,966	54,170,276
Pfizer, Inc.	2,882,709	103,575,734
Total		252,118,510
Total Health Care		284,133,510
Industrials 4.1%
Aerospace & Defense 1.0%
Lockheed Martin Corp.	100,000	31,454,000
Industrial Conglomerates 0.9%
Siemens AG, Registered Shares	233,000	30,371,349
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
May 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 0.5%
Ingersoll-Rand PLC	180,579	15,807,886
Road & Rail 1.7%
Union Pacific Corp.	375,360	53,586,393
Total Industrials		131,219,628
Information Technology 16.8%
Communications Equipment 5.1%
Cisco Systems, Inc.	3,060,127	130,698,024
Nokia OYJ	5,595,628	32,315,366
Total		163,013,390
Electronic Equipment, Instruments & Components 1.0%
Corning, Inc.	1,200,000	32,604,000
IT Services 2.5%
Automatic Data Processing, Inc.	122,500	15,927,450
International Business Machines Corp.	450,948	63,723,462
Total		79,650,912
Semiconductors & Semiconductor Equipment 4.7%
Intel Corp.	2,259,229	124,709,441
QUALCOMM, Inc.	403,197	23,433,809
Total		148,143,250
Software 3.5%
Microsoft Corp.	1,126,358	111,329,225
Total Information Technology		534,740,777
Materials 2.5%
Chemicals 2.3%
DowDuPont, Inc.	705,792	45,248,325
Nutrien Ltd.	558,374	28,281,643
Total		73,529,968
Containers & Packaging 0.2%
Graphic Packaging Holding Co.	324,230	4,694,851
Total Materials		78,224,819
Real Estate 0.5%
Equity Real Estate Investment Trusts (REITS) 0.5%
Equinix, Inc.	42,500	16,866,125
Total Real Estate		16,866,125
Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services 6.5%
Diversified Telecommunication Services 5.3%
AT&T, Inc.	1,990,000	64,316,800
BCE, Inc.	687,651	28,654,417
CenturyLink, Inc.	1,001,489	18,247,130
Orange SA	1,457,011	25,081,380
Verizon Communications, Inc.	665,000	31,700,550
Total		168,000,277
Wireless Telecommunication Services 1.2%
Vodafone Group PLC	3,024,643	7,712,719
Vodafone Group PLC, ADR	1,186,645	30,769,705
Total		38,482,424
Total Telecommunication Services		206,482,701
Utilities 6.9%
Electric Utilities 4.4%
American Electric Power Co., Inc.	548,328	37,258,888
Entergy Corp.	425,000	34,386,750
Exelon Corp.	840,231	34,777,161
Xcel Energy, Inc.	741,618	33,758,451
Total		140,181,250
Multi-Utilities 2.5%
Ameren Corp.	570,687	33,778,964
DTE Energy Co.	226,452	23,195,478
Veolia Environnement SA	1,082,988	24,587,035
Total		81,561,477
Total Utilities		221,742,727
Total Common Stocks (Cost $2,402,764,843)		2,995,340,205

Convertible Bonds 0.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Life Insurance 0.6%
AXA SA(b)
05/15/2021	7.250%	16,600,000	17,887,164
Total Convertible Bonds (Cost $16,745,081)			17,887,164

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Dividend Opportunity Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Convertible Preferred Stocks 3.0%
Issuer		Shares	Value ($)
Health Care 1.0%
Health Care Equipment & Supplies 1.0%
Becton Dickinson and Co.	6.125%	550,000	32,021,000
Total Health Care			32,021,000
Real Estate 0.5%
Equity Real Estate Investment Trusts (REITS) 0.5%
Crown Castle International Corp.	6.875%	15,700	16,379,495
Total Real Estate			16,379,495
Utilities 1.5%
Electric Utilities 1.0%
NextEra Energy, Inc.	6.123%	575,000	32,545,000
Multi-Utilities 0.5%
DTE Energy Co.	6.500%	300,000	15,444,000
Total Utilities			47,989,000
Total Convertible Preferred Stocks (Cost $96,721,467)			96,389,495

Equity-Linked Notes 0.5%
Issuer	Coupon Rate	Shares	Value ($)
Credit Suisse AG(b)
(linked to common stock of PG&E Corp.)
07/27/2018	10.250%	374,491	16,278,297
Total Equity-Linked Notes (Cost $17,166,667)			16,278,297

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.907%(c),(d)	48,106,325	48,106,325
Total Money Market Funds (Cost $48,101,515)		48,106,325
Total Investments in Securities (Cost: $2,581,499,573)		3,174,001,486
Other Assets & Liabilities, Net		17,263,480
Net Assets		3,191,264,966

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At May 31, 2018, the value of these securities amounted to $34,165,461, which represents 1.07% of net assets.
(c)	The rate shown is the seven-day current annualized yield at May 31, 2018.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.907%
	33,594,214	1,677,385,790	(1,662,873,679)	48,106,325	(8,614)	4,724	501,725	48,106,325
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
May 31, 2018
Fair value measurements  (continued)
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	211,543,082	—	—	—	211,543,082
Consumer Staples	327,785,119	—	—	—	327,785,119
Energy	514,530,215	192,310,371	—	—	706,840,586
Financials	275,761,131	—	—	—	275,761,131
Health Care	284,133,510	—	—	—	284,133,510
Industrials	100,848,279	30,371,349	—	—	131,219,628
Information Technology	502,425,411	32,315,366	—	—	534,740,777
Materials	78,224,819	—	—	—	78,224,819
Real Estate	16,866,125	—	—	—	16,866,125
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Dividend Opportunity Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Telecommunication Services	173,688,602	32,794,099	—	—	206,482,701
Utilities	197,155,692	24,587,035	—	—	221,742,727
Total Common Stocks	2,682,961,985	312,378,220	—	—	2,995,340,205
Convertible Bonds	—	17,887,164	—	—	17,887,164
Convertible Preferred Stocks
Health Care	32,021,000	—	—	—	32,021,000
Real Estate	—	16,379,495	—	—	16,379,495
Utilities	47,989,000	—	—	—	47,989,000
Total Convertible Preferred Stocks	80,010,000	16,379,495	—	—	96,389,495
Equity-Linked Notes	—	16,278,297	—	—	16,278,297
Money Market Funds	—	—	—	48,106,325	48,106,325
Total Investments in Securities	2,762,971,985	362,923,176	—	48,106,325	3,174,001,486
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2018	11

Statement of Assets and Liabilities
May 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,533,398,058)	$3,125,895,161
Affiliated issuers (cost $48,101,515)	48,106,325
Receivable for:
Investments sold	12,457,893
Capital shares sold	1,276,347
Dividends	17,537,338
Interest	76,383
Foreign tax reclaims	2,309,149
Prepaid expenses	1,509
Total assets	3,207,660,105
Liabilities
Payable for:
Investments purchased	6,019,247
Capital shares purchased	9,593,990
Management services fees	54,224
Distribution and/or service fees	20,337
Transfer agent fees	329,499
Compensation of board members	218,923
Other expenses	158,919
Total liabilities	16,395,139
Net assets applicable to outstanding capital stock	$3,191,264,966
Represented by
Paid in capital	2,464,028,308
Undistributed net investment income	21,457,234
Accumulated net realized gain	113,285,935
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	592,497,103
Investments - affiliated issuers	4,810
Foreign currency translations	(8,424)
Total - representing net assets applicable to outstanding capital stock	$3,191,264,966
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Dividend Opportunity Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
May 31, 2018
Class A
Net assets	$1,612,108,005
Shares outstanding	168,648,966
Net asset value per share	$9.56
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.14
Advisor Class
Net assets	$114,441,083
Shares outstanding	11,756,964
Net asset value per share	$9.73
Class C
Net assets	$312,766,369
Shares outstanding	33,479,303
Net asset value per share	$9.34
Institutional Class
Net assets	$815,788,193
Shares outstanding	84,942,214
Net asset value per share	$9.60
Institutional 2 Class
Net assets	$160,493,110
Shares outstanding	16,679,908
Net asset value per share	$9.62
Institutional 3 Class
Net assets	$132,204,633
Shares outstanding	13,547,465
Net asset value per share	$9.76
Class R
Net assets	$43,418,166
Shares outstanding	4,545,983
Net asset value per share	$9.55
Class T
Net assets	$45,407
Shares outstanding	4,741
Net asset value per share	$9.58
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$9.83
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2018	13

Statement of Operations
Year Ended May 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$160,348,645
Dividends — affiliated issuers	501,725
Interest	9,771,356
Foreign taxes withheld	(3,037,649)
Total income	167,584,077
Expenses:
Management services fees	22,432,462
Distribution and/or service fees
Class A	4,566,506
Class B	6,367
Class C	3,596,531
Class R	225,904
Class T	132
Transfer agent fees
Class A	1,876,746
Advisor Class	110,822
Class B	725
Class C	367,163
Institutional Class	1,003,624
Institutional 2 Class	130,199
Institutional 3 Class	15,790
Class K	1,912
Class R	45,991
Class T	54
Plan administration fees
Class K	7,950
Compensation of board members	83,330
Custodian fees	80,049
Printing and postage fees	216,333
Registration fees	185,426
Audit fees	48,862
Legal fees	42,133
Line of credit interest	2,985
Compensation of chief compliance officer	829
Other	169,785
Total expenses	35,218,610
Fees waived by transfer agent
Institutional 2 Class	(15,695)
Institutional 3 Class	(10,104)
Class K	(153)
Expense reduction	(40)
Total net expenses	35,192,618
Net investment income	132,391,459
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	209,445,575
Investments — affiliated issuers	(8,614)
Foreign currency translations	(24,430)
Net realized gain	209,412,531
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(48,206,086)
Investments — affiliated issuers	4,724
Foreign currency translations	(24,146)
Net change in unrealized appreciation (depreciation)	(48,225,508)
Net realized and unrealized gain	161,187,023
Net increase in net assets resulting from operations	$293,578,482
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Dividend Opportunity Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended May 31, 2018	Year Ended May 31, 2017
Operations
Net investment income	$132,391,459	$147,333,884
Net realized gain	209,412,531	277,735,880
Net change in unrealized appreciation (depreciation)	(48,225,508)	52,176,399
Net increase in net assets resulting from operations	293,578,482	477,246,163
Distributions to shareholders
Net investment income
Class A	(66,315,731)	(102,131,930)
Advisor Class	(4,096,552)	(4,349,995)
Class B	(31,753)	(274,051)
Class C	(10,586,913)	(13,234,880)
Class I	—	(2,280,015)
Institutional Class	(38,023,192)	(31,349,097)
Institutional 2 Class	(8,530,936)	(10,169,829)
Institutional 3 Class	(5,973,387)	(2,991,465)
Class K	(118,288)	(154,942)
Class R	(1,513,397)	(1,536,839)
Class T	(1,870)	(2,761)
Net realized gains
Class A	(138,788,158)	—
Advisor Class	(8,424,472)	—
Class C	(27,806,841)	—
Institutional Class	(72,084,164)	—
Institutional 2 Class	(17,313,218)	—
Institutional 3 Class	(10,772,260)	—
Class K	(324,157)	—
Class R	(3,484,195)	—
Class T	(4,001)	—
Total distributions to shareholders	(414,193,485)	(168,475,804)
Decrease in net assets from capital stock activity	(726,749,808)	(639,350,376)
Total decrease in net assets	(847,364,811)	(330,580,017)
Net assets at beginning of year	4,038,629,777	4,369,209,794
Net assets at end of year	$3,191,264,966	$4,038,629,777
Undistributed net investment income	$21,457,234	$24,282,224
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2018	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2018		May 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	8,341,290	82,188,227	26,797,438	254,665,339
Distributions reinvested	20,989,495	202,635,364	10,544,360	100,287,335
Redemptions	(56,520,933)	(553,689,261)	(145,325,267)	(1,412,609,515)
Net decrease	(27,190,148)	(268,865,670)	(107,983,469)	(1,057,656,841)
Advisor Class
Subscriptions	5,393,885	53,808,855	3,090,666	30,054,417
Distributions reinvested	1,205,381	11,834,032	398,064	3,849,126
Redemptions	(4,879,439)	(48,677,280)	(4,763,408)	(46,399,473)
Net increase (decrease)	1,719,827	16,965,607	(1,274,678)	(12,495,930)
Class B
Subscriptions	23	222	23,060	215,250
Distributions reinvested	3,197	31,330	28,753	270,749
Redemptions	(512,997)	(5,004,071)	(704,172)	(6,687,837)
Net decrease	(509,777)	(4,972,519)	(652,359)	(6,201,838)
Class C
Subscriptions	2,124,000	20,421,644	4,978,767	46,509,626
Distributions reinvested	3,858,139	36,452,500	1,301,259	12,154,939
Redemptions	(12,885,588)	(123,747,450)	(11,340,692)	(106,476,703)
Net decrease	(6,903,449)	(66,873,306)	(5,060,666)	(47,812,138)
Class I
Distributions reinvested	—	—	238,424	2,279,906
Redemptions	—	—	(9,558,766)	(91,952,539)
Net decrease	—	—	(9,320,342)	(89,672,633)
Institutional Class
Subscriptions	14,193,560	140,077,797	81,663,020	803,012,833
Distributions reinvested	10,622,764	103,036,054	2,958,917	28,428,663
Redemptions	(55,272,852)	(546,739,957)	(34,265,001)	(330,933,696)
Net increase (decrease)	(30,456,528)	(303,626,106)	50,356,936	500,507,800
Institutional 2 Class
Subscriptions	3,761,953	37,231,159	8,882,119	85,267,440
Distributions reinvested	2,419,431	23,507,068	964,825	9,238,876
Redemptions	(13,439,437)	(131,507,499)	(11,494,700)	(110,607,534)
Net decrease	(7,258,053)	(70,769,272)	(1,647,756)	(16,101,218)
Institutional 3 Class
Subscriptions	5,113,569	51,293,934	11,339,901	112,370,650
Distributions reinvested	1,699,599	16,745,647	308,609	2,991,465
Redemptions	(9,090,423)	(92,411,781)	(2,825,455)	(27,825,518)
Net increase (decrease)	(2,277,255)	(24,372,200)	8,823,055	87,536,597
Class K
Subscriptions	58,139	582,067	41,599	399,034
Distributions reinvested	45,528	442,445	16,202	154,942
Redemptions	(488,485)	(4,819,093)	(184,624)	(1,759,996)
Net decrease	(384,818)	(3,794,581)	(126,823)	(1,206,020)
Class R
Subscriptions	660,502	6,460,240	1,765,744	16,768,632
Distributions reinvested	485,177	4,681,090	148,816	1,417,615
Redemptions	(1,185,784)	(11,569,585)	(1,510,154)	(14,413,478)
Net increase (decrease)	(40,105)	(428,255)	404,406	3,772,769
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Dividend Opportunity Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2018		May 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Class T
Distributions reinvested	578	5,587	280	2,668
Redemptions	(1,938)	(19,093)	(2,431)	(23,592)
Net decrease	(1,360)	(13,506)	(2,151)	(20,924)
Total net decrease	(73,301,666)	(726,749,808)	(66,483,847)	(639,350,376)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2018	$9.92	0.35	0.43	—	0.78	(0.36)	(0.78)	(1.14)
Year Ended 5/31/2017	$9.23	0.32	0.74	0.00 (e)	1.06	(0.37)	—	(0.37)
Year Ended 5/31/2016	$9.58	0.32	(0.16)	—	0.16	(0.32)	(0.19)	(0.51)
Year Ended 5/31/2015	$10.67	0.31	0.23	—	0.54	(0.29)	(1.34)	(1.63)
Year Ended 5/31/2014	$9.83	0.28	1.34	—	1.62	(0.28)	(0.50)	(0.78)
Advisor Class
Year Ended 5/31/2018	$10.08	0.38	0.43	—	0.81	(0.38)	(0.78)	(1.16)
Year Ended 5/31/2017	$9.38	0.35	0.74	0.00 (e)	1.09	(0.39)	—	(0.39)
Year Ended 5/31/2016	$9.73	0.35	(0.17)	—	0.18	(0.34)	(0.19)	(0.53)
Year Ended 5/31/2015	$10.81	0.35	0.23	—	0.58	(0.32)	(1.34)	(1.66)
Year Ended 5/31/2014	$9.95	0.33	1.33	—	1.66	(0.30)	(0.50)	(0.80)
Class C
Year Ended 5/31/2018	$9.72	0.27	0.41	—	0.68	(0.28)	(0.78)	(1.06)
Year Ended 5/31/2017	$9.05	0.25	0.72	0.00 (e)	0.97	(0.30)	—	(0.30)
Year Ended 5/31/2016	$9.40	0.25	(0.16)	—	0.09	(0.25)	(0.19)	(0.44)
Year Ended 5/31/2015	$10.50	0.23	0.22	—	0.45	(0.21)	(1.34)	(1.55)
Year Ended 5/31/2014	$9.68	0.20	1.32	—	1.52	(0.20)	(0.50)	(0.70)
Institutional Class
Year Ended 5/31/2018	$9.96	0.38	0.42	—	0.80	(0.38)	(0.78)	(1.16)
Year Ended 5/31/2017	$9.27	0.36	0.72	0.00 (e)	1.08	(0.39)	—	(0.39)
Year Ended 5/31/2016	$9.62	0.34	(0.16)	—	0.18	(0.34)	(0.19)	(0.53)
Year Ended 5/31/2015	$10.71	0.34	0.23	—	0.57	(0.32)	(1.34)	(1.66)
Year Ended 5/31/2014	$9.86	0.30	1.35	—	1.65	(0.30)	(0.50)	(0.80)
Institutional 2 Class
Year Ended 5/31/2018	$9.98	0.38	0.43	—	0.81	(0.39)	(0.78)	(1.17)
Year Ended 5/31/2017	$9.29	0.36	0.73	0.00 (e)	1.09	(0.40)	—	(0.40)
Year Ended 5/31/2016	$9.64	0.35	(0.16)	—	0.19	(0.35)	(0.19)	(0.54)
Year Ended 5/31/2015	$10.72	0.35	0.24	—	0.59	(0.33)	(1.34)	(1.67)
Year Ended 5/31/2014	$9.88	0.32	1.34	—	1.66	(0.32)	(0.50)	(0.82)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Dividend Opportunity Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2018	$9.56	7.96%	0.98% (c)	0.98% (c),(d)	3.54%	65%	$1,612,108
Year Ended 5/31/2017	$9.92	11.71% (f)	0.99% (c)	0.99% (c),(d)	3.40%	65%	$1,942,546
Year Ended 5/31/2016	$9.23	2.08%	1.01% (c)	1.01% (c),(d)	3.53%	85%	$2,805,177
Year Ended 5/31/2015	$9.58	5.82%	1.00%	1.00% (d)	3.08%	78%	$3,754,040
Year Ended 5/31/2014	$10.67	17.30%	1.01%	1.01% (d)	2.75%	73%	$4,011,117
Advisor Class
Year Ended 5/31/2018	$9.73	8.20%	0.73% (c)	0.73% (c),(d)	3.76%	65%	$114,441
Year Ended 5/31/2017	$10.08	11.90% (f)	0.74% (c)	0.74% (c),(d)	3.66%	65%	$101,179
Year Ended 5/31/2016	$9.38	2.31%	0.76% (c)	0.76% (c),(d)	3.78%	85%	$106,063
Year Ended 5/31/2015	$9.73	6.11%	0.75%	0.75% (d)	3.39%	78%	$116,211
Year Ended 5/31/2014	$10.81	17.57%	0.77%	0.77% (d)	3.23%	73%	$79,510
Class C
Year Ended 5/31/2018	$9.34	7.08%	1.73% (c)	1.73% (c),(d)	2.80%	65%	$312,766
Year Ended 5/31/2017	$9.72	10.88% (f)	1.74% (c)	1.74% (c),(d)	2.67%	65%	$392,361
Year Ended 5/31/2016	$9.05	1.33%	1.76% (c)	1.76% (c),(d)	2.79%	85%	$411,269
Year Ended 5/31/2015	$9.40	5.00%	1.75%	1.75% (d)	2.35%	78%	$468,629
Year Ended 5/31/2014	$10.50	16.46%	1.76%	1.76% (d)	2.06%	73%	$445,402
Institutional Class
Year Ended 5/31/2018	$9.60	8.19%	0.73% (c)	0.73% (c),(d)	3.83%	65%	$815,788
Year Ended 5/31/2017	$9.96	11.93% (f)	0.75% (c)	0.75% (c),(d)	3.72%	65%	$1,149,455
Year Ended 5/31/2016	$9.27	2.34%	0.76% (c)	0.76% (c),(d)	3.76%	85%	$602,822
Year Ended 5/31/2015	$9.62	6.07%	0.75%	0.75% (d)	3.33%	78%	$927,865
Year Ended 5/31/2014	$10.71	17.65%	0.76%	0.76% (d)	3.00%	73%	$1,022,666
Institutional 2 Class
Year Ended 5/31/2018	$9.62	8.24%	0.69% (c)	0.68% (c)	3.86%	65%	$160,493
Year Ended 5/31/2017	$9.98	11.99% (f)	0.68% (c)	0.68% (c)	3.75%	65%	$238,847
Year Ended 5/31/2016	$9.29	2.44%	0.67% (c)	0.67% (c)	3.89%	85%	$237,565
Year Ended 5/31/2015	$9.64	6.29%	0.65%	0.65%	3.41%	78%	$256,079
Year Ended 5/31/2014	$10.72	17.65%	0.65%	0.65%	3.19%	73%	$310,352
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2018	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2018	$10.10	0.39	0.44	—	0.83	(0.39)	(0.78)	(1.17)
Year Ended 5/31/2017	$9.40	0.37	0.74	0.00 (e)	1.11	(0.41)	—	(0.41)
Year Ended 5/31/2016	$9.74	0.36	(0.15)	—	0.21	(0.36)	(0.19)	(0.55)
Year Ended 5/31/2015	$10.83	0.36	0.22	—	0.58	(0.33)	(1.34)	(1.67)
Year Ended 5/31/2014	$9.96	0.34	1.35	—	1.69	(0.32)	(0.50)	(0.82)
Class R
Year Ended 5/31/2018	$9.91	0.32	0.43	—	0.75	(0.33)	(0.78)	(1.11)
Year Ended 5/31/2017	$9.23	0.30	0.73	0.00 (e)	1.03	(0.35)	—	(0.35)
Year Ended 5/31/2016	$9.58	0.30	(0.16)	—	0.14	(0.30)	(0.19)	(0.49)
Year Ended 5/31/2015	$10.66	0.29	0.23	—	0.52	(0.26)	(1.34)	(1.60)
Year Ended 5/31/2014	$9.83	0.26	1.32	—	1.58	(0.25)	(0.50)	(0.75)
Class T
Year Ended 5/31/2018	$9.94	0.35	0.43	—	0.78	(0.36)	(0.78)	(1.14)
Year Ended 5/31/2017	$9.25	0.33	0.73	0.00 (e)	1.06	(0.37)	—	(0.37)
Year Ended 5/31/2016	$9.60	0.32	(0.16)	—	0.16	(0.32)	(0.19)	(0.51)
Year Ended 5/31/2015	$10.69	0.31	0.23	—	0.54	(0.29)	(1.34)	(1.63)
Year Ended 5/31/2014	$9.85	0.24	1.38	—	1.62	(0.28)	(0.50)	(0.78)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Dividend Opportunity Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2018	$9.76	8.40%	0.64% (c)	0.63% (c)	3.86%	65%	$132,205
Year Ended 5/31/2017	$10.10	12.01% (f)	0.63% (c)	0.63% (c)	3.82%	65%	$159,887
Year Ended 5/31/2016	$9.40	2.56%	0.62% (c)	0.62% (c)	3.97%	85%	$65,791
Year Ended 5/31/2015	$9.74	6.17%	0.60%	0.60%	3.54%	78%	$60,275
Year Ended 5/31/2014	$10.83	17.84%	0.61%	0.61%	3.29%	73%	$38,342
Class R
Year Ended 5/31/2018	$9.55	7.69%	1.23% (c)	1.23% (c),(d)	3.28%	65%	$43,418
Year Ended 5/31/2017	$9.91	11.32% (f)	1.24% (c)	1.24% (c),(d)	3.17%	65%	$45,454
Year Ended 5/31/2016	$9.23	1.83%	1.26% (c)	1.26% (c),(d)	3.31%	85%	$38,578
Year Ended 5/31/2015	$9.58	5.65%	1.25%	1.25% (d)	2.87%	78%	$36,480
Year Ended 5/31/2014	$10.66	16.89%	1.26%	1.26% (d)	2.61%	73%	$31,544
Class T
Year Ended 5/31/2018	$9.58	7.95%	0.98% (c)	0.98% (c),(d)	3.57%	65%	$45
Year Ended 5/31/2017	$9.94	11.69% (f)	0.99% (c)	0.99% (c),(d)	3.41%	65%	$61
Year Ended 5/31/2016	$9.25	2.08%	1.01% (c)	1.01% (c),(d)	3.51%	85%	$76
Year Ended 5/31/2015	$9.60	5.82%	1.00%	1.00% (d)	2.99%	78%	$113
Year Ended 5/31/2014	$10.69	17.28%	1.01%	1.01% (d)	2.32%	73%	$201
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2018	21

Notes to Financial Statements
May 31, 2018
Note 1. Organization
Columbia Dividend Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
22	Columbia Dividend Opportunity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Dividend Opportunity Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
May 31, 2018
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Equity-linked notes
The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument, generally valued based on a quotation received from a counterparty, which is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
24	Columbia Dividend Opportunity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Columbia Dividend Opportunity Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
May 31, 2018
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2018 was 0.61% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Class K and Institutional 2 Class shares and 0.025% for Institutional 3 Class shares. In addition, effective October 1, 2017 through September 30, 2018, Class K and Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
26	Columbia Dividend Opportunity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
For the year ended May 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class B	0.02 (a)
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class K	0.04 (a)
Class R	0.10
Class T	0.10

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $40.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class B, Class C, Class R and Class T shares, respectively. For Class B and Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and shareholder services fee for Class B shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,024,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2018, if any, are listed below:
Amount ($)
Class A	896,283
Class C	18,813
Columbia Dividend Opportunity Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
May 31, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2017 through September 30, 2018	Prior to October 1, 2017
Class A	1.16%	1.16%
Advisor Class	0.91	0.91
Class C	1.91	1.91
Institutional Class	0.91	0.91
Institutional 2 Class	0.84	0.86
Institutional 3 Class	0.79	0.81
Class R	1.41	1.41
Class T	1.16	1.16
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective October 1, 2017 through September 30, 2018, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, foreign currency transactions and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(24,430)	24,430	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
28	Columbia Dividend Opportunity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2018			Year Ended May 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
135,192,019	279,001,466	414,193,485	168,475,804	—	168,475,804
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes. At May 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
21,743,150	119,732,689	—	585,984,729
At May 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,588,016,757	627,639,173	(41,654,444)	585,984,729
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,367,538,070 and $3,398,121,283, respectively, for the year ended May 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Dividend Opportunity Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
May 31, 2018
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
For the year ended May 31, 2018, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
11,075,000	2.36	4
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at May 31, 2018.
Note 9. Significant risks
Energy sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the energy sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the energy sector are subject to certain risks, including legislative or regulatory changes, adverse market conditions and increased competition. Performance of such companies may be affected by factors including, among others, fluctuations in energy prices and supply and demand of energy fuels, energy conservation, the success of exploration projects, events occurring in nature and local and international politics. In addition, rising interest rates and high inflation may affect the demand for certain natural resources and, therefore, the performance of companies in the energy sector.
Shareholder concentration risk
At May 31, 2018, affiliated shareholders of record owned 57.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
30	Columbia Dividend Opportunity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Dividend Opportunity Fund | Annual Report 2018	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Dividend Opportunity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Dividend Opportunity Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the five years in the period ended May 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, brokers and transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Dividend Opportunity Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	83.71%	$215,500,550
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Dividend Opportunity Fund | Annual Report 2018	33

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
34	Columbia Dividend Opportunity Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Dividend Opportunity Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
36	Columbia Dividend Opportunity Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Dividend Opportunity Fund | Annual Report 2018	37

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Columbia Dividend Opportunity Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Dividend Opportunity Fund | Annual Report 2018	39

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Columbia Dividend Opportunity Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN140_05_H01_(07/18)

Annual Report
May 31, 2018
Columbia High Yield Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia High Yield Bond Fund   |  Annual Report 2018

Columbia High Yield Bond Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia High Yield Bond Fund (the Fund) seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.
Portfolio management
Jennifer Ponce de Leon
Co-Portfolio Manager
Managed Fund since 2010
Brian Lavin, CFA
Co-Portfolio Manager
Managed Fund since 2010
Average annual total returns (%) (for the period ended May 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/08/83	0.10	3.85	6.81
	Including sales charges		-4.70	2.85	6.28
Advisor Class		12/11/06	0.37	4.12	6.97
Class C	Excluding sales charges	06/26/00	-0.68	3.11	6.04
	Including sales charges		-1.64	3.11	6.04
Institutional Class*		09/27/10	0.35	4.11	7.01
Institutional 2 Class		12/11/06	0.40	4.14	7.14
Institutional 3 Class*		11/08/12	0.45	4.26	7.04
Class R		12/11/06	-0.14	3.60	6.55
Class T	Excluding sales charges	12/01/06	0.05	3.80	6.81
	Including sales charges		-2.59	3.25	6.53
ICE BofAML U.S. Cash Pay High Yield Constrained Index			2.25	4.85	7.70
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The ICE BofAML U.S. Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia High Yield Bond Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2008 — May 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2018)
Corporate Bonds & Notes	94.7
Money Market Funds	3.9
Senior Loans	1.4
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at May 31, 2018)
BBB rating	0.1
BB rating	40.9
B rating	49.8
CCC rating	9.0
CC rating	0.1
Not rated	0.1
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia High Yield Bond Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period ended May 31, 2018, the Fund’s Class A shares returned 0.10% excluding sales charges. The Fund’s benchmark, the ICE BofAML U.S. Cash Pay High Yield Constrained Index, returned 2.25% for the same time period. The largest detractor from relative performance was the Fund’s overweight to longer duration bonds and underweight to shorter duration bonds. In terms of security selection, positive results were seen within pharmaceuticals, metals and mining and auto parts and equipment.
Favorable market conditions for the high-yield sector
Over the 12-month period, returns for the high-yield market were driven by higher interest rates and commodity prices, supportive earnings and U.S. economic data, as well as mixed technical factors such as supply/demand. Returns were positive for most of the period, but high yield also experienced its first negative quarterly return in more than two years during the first quarter of 2018. Yield spreads tightened modestly over the period, but experienced several large variations.
Yields of 10-year Treasuries increased 66 basis points over the period to 2.86%. The Federal Reserve (Fed) hiked interest rates three times and initiated its balance sheet reduction last fall. High-yield investors had been taking Fed tightening and rising rates in stride through January 2018, but the market environment turned negative shortly thereafter on worries that inflation could accelerate, as well as from uncertainty concerning the pace of future monetary policy tightening. These worries led longer maturity bonds to meaningfully underperform shorter maturity issues during the period. Near-record investor outflows, a spike in volatility, negative equity market returns and uncertainty concerning a possible trade war with China also triggered volatility. New issuance within the high-yield market was subdued. The passage of federal tax reform in December 2017 was expected to be a net benefit to U.S. corporate issuers, though there were thought to be notable exceptions. U.S. economic data improved over the fourth quarter of 2017 after generally coming in below expectations over the summer. More recently, the data remained supportive and was in line with expectations. Corporate earnings were broadly positive as well, with the majority of earnings reports exceeding analysts’ expectations across most sectors.
Most high-yield sectors saw positive returns over the period. Utilities, transportation, energy, financial services and basic industry outperformed while automotive, consumer goods, media, retail and telecommunications underperformed. High-yield bond defaults remained low over the period.
Industry allocation and security selection
The largest detractor from relative performance over the past 12 months was the Fund’s overweight to longer duration bonds and underweight to shorter duration issues. This positioning was not the result of a top-down or broad macroeconomic view, but rather the outcome of bottom-up security selection. Longer maturity bonds underperformed the benchmark meaningfully over the period as interest rates increased and longer term bonds experienced spread widening.
Security selection was weakest in cable and satellite TV, gas distribution, telecom-wireline integrated and services, telecom-wireless, support-services, electric-generation and media content. Positive results were seen within pharmaceuticals, metals and mining and auto parts and equipment. Industry allocation also detracted meaningfully in a few sectors. Underweight allocations to oil field services and telecom-satellite detracted, along with an overweight allocation to cable and satellite TV. Overweights to electric-generation and energy exploration and production and underweights to banking and specialty retail contributed to returns.
From a ratings perspective, the Fund’s modest underweight to CCC-rated credits detracted given the outperformance of lower rated credits. Defensive selection within the CCC category also was a significant detractor.
At period’s end
Although the high-yield market has generally been supported by stable corporate fundamentals, strength in the U.S. economy, tax reform, limited default risk in the near term and balanced supply/demand, we believe the asset class is unlikely to be immune to equity volatility and interest rate policy, which has the potential to weigh on economic activity and earnings growth. U.S economic data remained supportive at period end, but has not been exceeding expectations as much as it did in the recent past. Additionally, global economic data continued to surprise to the downside with global business activity slowing from multi-year highs.
4	Columbia High Yield Bond Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
The Fund remained positioned more conservatively than the benchmark based on comparative yield and credit allocation at the close of the reporting period. While this conservative positioning had negatively impacted relative performance, we ultimately believe that higher quality credits may hold up better. We remained on alert regarding further increases in rates and continued to look to exit positions in lower spread securities that we believed had reached spread targets and had limited further catalysts for tightening. Conversely, we continued to see upside in credits that we believed can make the jump from high-yield to investment-grade ratings and continued to maintain positions in those securities. Based on values and credit spreads at period end, we believed that it was not the time to reach for risk in the market. We continued to believe that credit selection has the potential to drive strong risk-adjusted returns for the Fund’s strategy over time. We intend to maintain our disciplined credit selection based on strong fundamental analysis and rigorous risk management in order to take advantage of opportunities in the marketplace.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income (debt) instruments held by the Fund, negatively affecting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. Debt instruments with longer maturity and duration have greater sensitivity to interest rate changes. Interest rates can change due to local government and banking regulation changes. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia High Yield Bond Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2017 — May 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	981.00	1,019.80	5.09	5.19	1.03
Advisor Class	1,000.00	1,000.00	982.40	1,021.04	3.86	3.93	0.78
Class C	1,000.00	1,000.00	977.00	1,016.06	8.77	8.95	1.78
Institutional Class	1,000.00	1,000.00	985.50	1,021.04	3.86	3.93	0.78
Institutional 2 Class	1,000.00	1,000.00	982.40	1,021.44	3.46	3.53	0.70
Institutional 3 Class	1,000.00	1,000.00	982.60	1,021.64	3.26	3.33	0.66
Class R	1,000.00	1,000.00	979.90	1,018.55	6.32	6.44	1.28
Class T	1,000.00	1,000.00	980.50	1,019.80	5.09	5.19	1.03
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia High Yield Bond Fund | Annual Report 2018

Portfolio of Investments
May 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 92.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.9%
Bombardier, Inc.(a)
12/01/2021	8.750%	4,392,000	4,874,900
01/15/2023	6.125%	2,200,000	2,190,980
12/01/2024	7.500%	4,430,000	4,618,731
03/15/2025	7.500%	100,000	103,374
TransDigm, Inc.
05/15/2025	6.500%	6,569,000	6,670,379
06/15/2026	6.375%	16,458,000	16,549,293
Total			35,007,657
Automotive 0.5%
Delphi Technologies PLC(a)
10/01/2025	5.000%	4,352,000	4,156,582
IHO Verwaltungs GmbH PIK(a)
09/15/2023	4.500%	5,052,000	4,875,251
Total			9,031,833
Banking 0.6%
Ally Financial, Inc.
02/13/2022	4.125%	950,000	942,940
05/19/2022	4.625%	10,106,000	10,154,590
09/30/2024	5.125%	651,000	667,253
Total			11,764,783
Brokerage/Asset Managers/Exchanges 0.4%
NFP Corp.(a)
07/15/2025	6.875%	6,207,000	6,144,316
VFH Parent LLC/Orchestra Co-Issuer, Inc.(a)
06/15/2022	6.750%	1,399,000	1,446,661
Total			7,590,977
Building Materials 1.8%
American Builders & Contractors Supply Co., Inc.(a)
12/15/2023	5.750%	5,745,000	5,842,860
05/15/2026	5.875%	5,769,000	5,668,014
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	9,591,000	8,821,457
Core & Main LP(a)
08/15/2025	6.125%	2,940,000	2,831,038
Gibraltar Industries, Inc.
02/01/2021	6.250%	1,557,000	1,572,779
HD Supply, Inc.(a)
04/15/2024	5.750%	2,829,000	2,971,485
James Hardie International Finance DAC(a)
01/15/2025	4.750%	1,602,000	1,559,087
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Concrete, Inc.
06/01/2024	6.375%	2,929,000	2,975,864
Total			32,242,584
Cable and Satellite 10.1%
Altice U.S. Finance I Corp.(a)
05/15/2026	5.500%	8,861,000	8,522,953
CCO Holdings LLC/Capital Corp.(a)
04/01/2024	5.875%	5,483,000	5,530,900
05/01/2025	5.375%	8,876,000	8,643,760
02/15/2026	5.750%	3,324,000	3,254,661
05/01/2026	5.500%	3,194,000	3,081,945
05/01/2027	5.125%	5,820,000	5,457,658
05/01/2027	5.875%	1,954,000	1,919,922
Cequel Communications Holdings I LLC/Capital Corp.(a)
12/15/2021	5.125%	3,721,000	3,702,901
12/15/2021	5.125%	2,020,000	2,012,306
04/01/2028	7.500%	5,620,000	5,623,338
CSC Holdings LLC(a)
01/15/2023	10.125%	2,507,000	2,780,293
10/15/2025	6.625%	5,193,000	5,347,502
10/15/2025	10.875%	13,379,000	15,506,622
04/15/2027	5.500%	1,856,000	1,779,282
02/01/2028	5.375%	5,993,000	5,614,278
DISH DBS Corp.
11/15/2024	5.875%	6,100,000	5,063,689
07/01/2026	7.750%	20,329,000	17,556,612
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	1,537,000	1,462,745
02/15/2025	6.625%	4,416,000	4,045,767
Sirius XM Radio, Inc.(a)
04/15/2025	5.375%	4,890,000	4,818,186
07/15/2026	5.375%	3,128,000	3,034,842
08/01/2027	5.000%	11,165,000	10,605,723
Unitymedia GmbH(a)
01/15/2025	6.125%	8,855,000	9,174,958
Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/2025	5.000%	8,729,000	8,832,770
Virgin Media Finance PLC(a)
10/15/2024	6.000%	1,618,000	1,580,152
01/15/2025	5.750%	10,643,000	10,071,290
Virgin Media Secured Finance PLC(a)
01/15/2026	5.250%	6,495,000	6,088,530
08/15/2026	5.500%	4,077,000	3,865,367
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	9,914,000	9,241,464
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
May 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ziggo Secured Finance BV(a)
01/15/2027	5.500%	10,835,000	10,299,415
Total			184,519,831
Chemicals 3.3%
Alpha 2 BV(a)
06/01/2023	8.750%	4,600,000	4,544,317
Angus Chemical Co.(a)
02/15/2023	8.750%	4,470,000	4,651,241
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	4,581,000	4,511,547
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	3,649,000	3,619,286
Chemours Co. (The)
05/15/2023	6.625%	6,163,000	6,467,914
INEOS Group Holdings SA(a)
08/01/2024	5.625%	5,748,000	5,776,740
Koppers, Inc.(a)
02/15/2025	6.000%	3,756,000	3,810,890
Platform Specialty Products Corp.(a)
02/01/2022	6.500%	4,572,000	4,695,033
12/01/2025	5.875%	6,620,000	6,368,327
PQ Corp.(a)
11/15/2022	6.750%	7,780,000	8,197,467
12/15/2025	5.750%	3,870,000	3,802,035
SPCM SA(a)
09/15/2025	4.875%	3,211,000	3,047,711
Venator Finance SARL/Materials LLC(a)
07/15/2025	5.750%	942,000	924,516
Total			60,417,024
Construction Machinery 1.1%
H&E Equipment Services, Inc.
09/01/2025	5.625%	1,910,000	1,885,483
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	3,058,000	2,979,660
United Rentals North America, Inc.
10/15/2025	4.625%	1,502,000	1,445,094
09/15/2026	5.875%	7,949,000	8,102,766
05/15/2027	5.500%	5,399,000	5,348,433
Total			19,761,436
Consumer Cyclical Services 1.2%
APX Group, Inc.
12/01/2020	8.750%	6,927,000	6,648,334
12/01/2022	7.875%	5,167,000	5,106,386
09/01/2023	7.625%	2,732,000	2,408,042
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Interval Acquisition Corp.
04/15/2023	5.625%	6,798,000	6,898,624
Total			21,061,386
Consumer Products 1.6%
Mattel, Inc.(a)
12/31/2025	6.750%	4,505,000	4,385,252
Prestige Brands, Inc.(a)
03/01/2024	6.375%	6,212,000	6,149,781
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	6,237,000	6,462,729
12/15/2026	5.250%	1,599,000	1,527,080
Spectrum Brands, Inc.
07/15/2025	5.750%	9,804,000	9,730,431
Valvoline, Inc.
07/15/2024	5.500%	686,000	691,168
Total			28,946,441
Diversified Manufacturing 1.2%
Apergy Corp.(a)
05/01/2026	6.375%	5,525,000	5,619,798
BWX Technologies, Inc.(a)
07/15/2026	5.375%	1,355,000	1,369,122
Gates Global LLC/Co.(a)
07/15/2022	6.000%	5,323,000	5,381,745
SPX FLOW, Inc.(a)
08/15/2024	5.625%	1,294,000	1,278,473
08/15/2026	5.875%	1,983,000	1,966,265
TriMas Corp.(a)
10/15/2025	4.875%	1,924,000	1,840,012
Welbilt, Inc.
02/15/2024	9.500%	1,206,000	1,332,074
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	2,565,000	2,819,450
Total			21,606,939
Electric 4.1%
AES Corp.
05/15/2026	6.000%	4,759,000	4,907,314
09/01/2027	5.125%	4,022,000	3,961,923
Calpine Corp.
02/01/2024	5.500%	3,320,000	3,020,699
01/15/2025	5.750%	2,091,000	1,899,084
Calpine Corp.(a)
06/01/2026	5.250%	1,370,000	1,295,001
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	8,038,000	7,475,637

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia High Yield Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRG Energy, Inc.
05/01/2024	6.250%	1,084,000	1,140,609
05/15/2026	7.250%	1,005,000	1,077,677
01/15/2027	6.625%	6,173,000	6,378,666
NRG Yield Operating LLC
08/15/2024	5.375%	11,163,000	11,165,612
09/15/2026	5.000%	2,836,000	2,728,785
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	8,828,000	8,951,592
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	8,635,000	8,157,821
Vistra Energy Corp.
11/01/2024	7.625%	4,350,000	4,670,086
Vistra Energy Corp.(a)
01/30/2026	8.125%	7,138,000	7,833,248
Total			74,663,754
Finance Companies 3.0%
Avolon Holdings Funding Ltd.(a)
01/15/2023	5.500%	5,347,000	5,304,828
CIT Group, Inc.
03/07/2025	5.250%	2,839,000	2,886,261
iStar, Inc.
04/01/2022	6.000%	5,934,000	5,957,617
Navient Corp.
03/25/2020	8.000%	681,000	725,281
07/26/2021	6.625%	4,512,000	4,682,229
01/25/2022	7.250%	2,868,000	3,032,910
06/15/2022	6.500%	3,348,000	3,457,342
01/25/2023	5.500%	2,877,000	2,826,517
10/25/2024	5.875%	3,168,000	3,123,540
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	5,145,000	5,026,670
Quicken Loans, Inc.(a)
05/01/2025	5.750%	7,955,000	7,770,715
Springleaf Finance Corp.
03/15/2023	5.625%	2,868,000	2,828,040
03/15/2025	6.875%	4,288,000	4,264,824
03/15/2026	7.125%	3,974,000	3,973,583
Total			55,860,357
Food and Beverage 3.3%
B&G Foods, Inc.
04/01/2025	5.250%	9,713,000	9,113,368
Chobani LLC/Finance Corp., Inc.(a)
04/15/2025	7.500%	8,242,000	7,961,376
FAGE International SA/U.S.A. Dairy Industry, Inc.(a)
08/15/2026	5.625%	6,913,000	6,434,171
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	2,055,000	2,016,015
11/01/2026	4.875%	5,921,000	5,876,374
Pinnacle Foods Finance LLC/Corp.
01/15/2024	5.875%	2,863,000	2,943,376
Post Holdings, Inc.(a)
03/01/2025	5.500%	2,369,000	2,333,240
08/15/2026	5.000%	5,309,000	4,975,897
03/01/2027	5.750%	17,390,000	16,829,242
01/15/2028	5.625%	1,908,000	1,802,724
Total			60,285,783
Gaming 4.6%
Boyd Gaming Corp.
05/15/2023	6.875%	5,088,000	5,349,986
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	2,678,000	2,556,796
Eldorado Resorts, Inc.
04/01/2025	6.000%	5,035,000	5,023,258
GLP Capital LP/Financing II, Inc.
04/15/2026	5.375%	9,905,000	9,822,204
06/01/2028	5.750%	2,610,000	2,618,310
International Game Technology PLC(a)
02/15/2022	6.250%	5,709,000	5,879,254
02/15/2025	6.500%	7,349,000	7,538,744
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	2,126,000	2,147,834
09/01/2026	4.500%	2,156,000	1,979,909
01/15/2028	4.500%	296,000	265,741
MGM Resorts International
03/15/2023	6.000%	4,095,000	4,242,461
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	5,209,000	4,990,233
Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/2021	6.125%	1,976,000	1,972,005
Scientific Games International, Inc.
12/01/2022	10.000%	9,540,000	10,230,477
Scientific Games International, Inc.(a)
10/15/2025	5.000%	8,436,000	8,150,112
Seminole Tribe of Florida, Inc.(a)
10/01/2020	7.804%	1,340,000	1,340,000
Tunica-Biloxi Gaming Authority(a)
12/15/2020	3.780%	11,735,119	2,875,104
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	4,893,000	4,801,031
05/15/2027	5.250%	3,109,000	2,968,542
Total			84,752,001

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
May 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 6.2%
Acadia Healthcare Co., Inc.
07/01/2022	5.125%	1,334,000	1,339,032
02/15/2023	5.625%	1,718,000	1,737,456
03/01/2024	6.500%	4,887,000	5,054,766
Amsurg Corp.
07/15/2022	5.625%	1,507,000	1,535,228
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	6,397,000	6,112,346
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	1,689,000	1,694,591
CHS/Community Health Systems, Inc.
02/01/2022	6.875%	2,653,000	1,401,800
03/31/2023	6.250%	4,897,000	4,572,113
DaVita, Inc.
07/15/2024	5.125%	4,723,000	4,604,840
05/01/2025	5.000%	4,850,000	4,602,781
Envision Healthcare Corp.(a)
12/01/2024	6.250%	2,152,000	2,273,115
HCA, Inc.
02/15/2022	7.500%	7,598,000	8,300,709
02/01/2025	5.375%	4,538,000	4,457,809
04/15/2025	5.250%	6,176,000	6,222,703
06/15/2026	5.250%	6,707,000	6,693,734
02/15/2027	4.500%	2,919,000	2,769,349
Hologic, Inc.(a)
10/15/2025	4.375%	5,368,000	5,133,128
02/01/2028	4.625%	1,613,000	1,526,680
IQVIA, Inc.(a)
05/15/2023	4.875%	4,158,000	4,190,125
10/15/2026	5.000%	668,000	639,344
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	9,307,000	9,655,975
Polaris Intermediate Corp. PIK(a)
12/01/2022	8.500%	3,246,000	3,355,111
Sotera Health Holdings LLC(a)
05/15/2023	6.500%	5,871,000	5,940,941
Teleflex, Inc.
11/15/2027	4.625%	3,130,000	2,953,499
Tenet Healthcare Corp.
06/15/2023	6.750%	1,881,000	1,870,875
Tenet Healthcare Corp.(a)
07/15/2024	4.625%	6,373,000	6,131,310
05/01/2025	5.125%	4,007,000	3,886,834
08/01/2025	7.000%	5,680,000	5,671,662
Total			114,327,856
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare Insurance 0.8%
Centene Escrow I Corp.(a)
06/01/2026	5.375%	5,061,000	5,113,594
WellCare Health Plans, Inc.
04/01/2025	5.250%	8,891,000	8,872,195
Total			13,985,789
Home Construction 1.4%
Lennar Corp.(a)
11/15/2024	5.875%	5,630,000	5,793,034
06/01/2026	5.250%	870,000	858,520
06/15/2027	5.000%	1,578,000	1,505,710
11/29/2027	4.750%	3,246,000	3,042,012
Meritage Homes Corp.
04/01/2022	7.000%	3,328,000	3,628,023
06/01/2025	6.000%	4,097,000	4,210,069
06/06/2027	5.125%	2,051,000	1,916,210
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	2,300,000	2,320,323
03/01/2024	5.625%	2,745,000	2,691,195
Total			25,965,096
Independent Energy 8.2%
Callon Petroleum Co.
10/01/2024	6.125%	4,092,000	4,128,071
Callon Petroleum Co.(a),(b)
07/01/2026	6.375%	4,493,000	4,493,000
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	6,912,000	7,017,256
Centennial Resource Production LLC(a)
01/15/2026	5.375%	2,763,000	2,711,047
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	10,020,000	9,746,103
Diamondback Energy, Inc.
11/01/2024	4.750%	1,501,000	1,454,353
05/31/2025	5.375%	12,860,000	12,812,444
Diamondback Energy, Inc.(a)
05/31/2025	5.375%	2,089,000	2,077,371
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2026	5.500%	882,000	868,386
01/30/2028	5.750%	7,872,000	7,739,939
Extraction Oil & Gas, Inc.(a)
05/15/2024	7.375%	3,322,000	3,498,614
02/01/2026	5.625%	2,726,000	2,626,261
Halcon Resources Corp.
02/15/2025	6.750%	9,749,000	9,147,409
Indigo Natural Resources LLC(a)
02/15/2026	6.875%	3,292,000	3,141,809

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia High Yield Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Jagged Peak Energy LLC(a)
05/01/2026	5.875%	4,779,000	4,719,592
Laredo Petroleum, Inc.
01/15/2022	5.625%	1,916,000	1,897,003
03/15/2023	6.250%	11,925,000	11,911,084
Parsley Energy LLC/Finance Corp.(a)
06/01/2024	6.250%	3,073,000	3,187,217
01/15/2025	5.375%	3,378,000	3,323,597
08/15/2025	5.250%	6,493,000	6,330,675
10/15/2027	5.625%	5,703,000	5,621,248
PDC Energy, Inc.
09/15/2024	6.125%	6,621,000	6,739,576
Range Resources Corp.
03/15/2023	5.000%	3,270,000	3,176,540
RSP Permian, Inc.
01/15/2025	5.250%	4,515,000	4,633,853
SM Energy Co.
06/01/2025	5.625%	1,555,000	1,484,338
09/15/2026	6.750%	10,549,000	10,722,605
Whiting Petroleum Corp.(a)
01/15/2026	6.625%	4,576,000	4,684,822
WPX Energy, Inc.
01/15/2022	6.000%	2,579,000	2,707,880
09/15/2024	5.250%	6,175,000	6,107,044
06/01/2026	5.750%	2,309,000	2,304,193
Total			151,013,330
Leisure 0.5%
Boyne U.S.A., Inc.(a)
05/01/2025	7.250%	2,561,000	2,666,211
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	3,002,000	2,922,090
03/15/2026	5.625%	1,576,000	1,570,712
Viking Cruises Ltd.(a)
09/15/2027	5.875%	1,950,000	1,822,320
Total			8,981,333
Lodging 0.0%
Hilton Grand Vacations Borrower LLC/Inc.
12/01/2024	6.125%	429,000	444,855
Media and Entertainment 2.4%
Match Group, Inc.
06/01/2024	6.375%	5,138,000	5,387,311
Match Group, Inc.(a)
12/15/2027	5.000%	2,091,000	1,984,964
Netflix, Inc.
02/15/2025	5.875%	2,575,000	2,648,825
11/15/2026	4.375%	1,517,000	1,429,211
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netflix, Inc.(a)
04/15/2028	4.875%	13,213,000	12,503,541
11/15/2028	5.875%	10,569,000	10,661,151
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	8,348,000	8,428,558
Total			43,043,561
Metals and Mining 4.7%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	2,114,000	2,240,954
09/30/2026	7.000%	1,675,000	1,802,938
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	4,341,000	4,520,171
Constellium NV(a)
05/15/2024	5.750%	7,096,000	6,859,072
03/01/2025	6.625%	3,870,000	3,855,681
02/15/2026	5.875%	2,164,000	2,061,887
Freeport-McMoRan, Inc.
11/14/2024	4.550%	12,308,000	11,945,013
03/15/2043	5.450%	12,650,000	11,412,552
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(a)
12/15/2023	7.375%	3,139,000	3,311,444
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	1,319,000	1,365,187
01/15/2025	7.625%	5,151,000	5,416,230
Novelis Corp.(a)
08/15/2024	6.250%	3,844,000	3,891,773
09/30/2026	5.875%	9,483,000	9,290,514
Teck Resources Ltd.
07/15/2041	6.250%	17,198,000	17,744,862
Total			85,718,278
Midstream 5.4%
Cheniere Corpus Christi Holdings LLC
06/30/2027	5.125%	4,656,000	4,632,054
Delek Logistics Partners LP
05/15/2025	6.750%	4,005,000	4,019,630
Energy Transfer Equity LP
03/15/2023	4.250%	3,911,000	3,797,558
06/01/2027	5.500%	18,461,000	18,705,128
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	4,921,000	4,916,232
NGPL PipeCo LLC(a)
08/15/2022	4.375%	1,817,000	1,815,397
08/15/2027	4.875%	4,947,000	4,805,976
12/15/2037	7.768%	1,754,000	2,071,097
NuStar Logistics LP
04/28/2027	5.625%	5,741,000	5,462,762

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
May 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	4,648,000	4,674,828
Sunoco LP/Finance Corp.(a)
01/15/2023	4.875%	1,880,000	1,798,158
02/15/2026	5.500%	3,266,000	3,085,573
03/15/2028	5.875%	2,910,000	2,739,131
Tallgrass Energy Partners LP/Finance Corp.(a)
09/15/2024	5.500%	2,759,000	2,777,433
01/15/2028	5.500%	4,728,000	4,568,430
Targa Resources Partners LP/Finance Corp.
11/15/2023	4.250%	3,192,000	3,042,496
02/01/2027	5.375%	10,335,000	10,020,144
Targa Resources Partners LP/Finance Corp.(a)
04/15/2026	5.875%	2,408,000	2,422,034
01/15/2028	5.000%	10,577,000	9,942,930
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	4,272,000	4,311,918
Total			99,608,909
Oil Field Services 1.8%
Calfrac Holdings LP(a)
06/15/2026	8.500%	3,991,000	3,964,859
Diamond Offshore Drilling, Inc.
08/15/2025	7.875%	2,320,000	2,395,080
Nabors Industries, Inc.(a)
02/01/2025	5.750%	9,685,000	9,177,216
Rowan Companies, Inc.
01/15/2024	4.750%	2,848,000	2,445,825
SESI LLC
09/15/2024	7.750%	4,945,000	5,113,857
Transocean, Inc.(a)
01/15/2026	7.500%	1,846,000	1,872,817
U.S.A. Compression Partners LP/Finance Corp.(a)
04/01/2026	6.875%	4,200,000	4,320,108
Weatherford International LLC(a)
03/01/2025	9.875%	532,000	523,552
Weatherford International Ltd.
06/15/2021	7.750%	3,681,000	3,730,119
06/15/2023	8.250%	122,000	118,323
Total			33,661,756
Other Financial Institutions 0.3%
Icahn Enterprises LP/Finance Corp.
02/01/2022	6.250%	4,750,000	4,864,508
Other Industry 0.3%
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	5,117,000	4,861,298
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WeWork Companies, Inc.(a)
05/01/2025	7.875%	1,411,000	1,329,793
Total			6,191,091
Other REIT 0.4%
CyrusOne LP/Finance Corp.
03/15/2024	5.000%	2,561,000	2,569,203
03/15/2027	5.375%	5,056,000	5,082,579
Total			7,651,782
Packaging 3.4%
ARD Finance SA PIK
09/15/2023	7.125%	2,992,000	2,991,680
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
05/15/2024	7.250%	8,624,000	8,999,946
02/15/2025	6.000%	10,823,000	10,614,982
Berry Global, Inc.
07/15/2023	5.125%	7,100,000	7,027,012
Multi-Color Corp.(a)
11/01/2025	4.875%	6,772,000	6,305,091
Novolex (a)
01/15/2025	6.875%	1,763,000	1,700,877
Owens-Brockway Glass Container, Inc.(a)
08/15/2023	5.875%	2,702,000	2,746,067
01/15/2025	5.375%	455,000	447,038
08/15/2025	6.375%	5,801,000	5,975,030
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	6,623,851	6,666,290
Reynolds Group Issuer, Inc./LLC(a)
07/15/2024	7.000%	9,060,000	9,294,219
Total			62,768,232
Pharmaceuticals 2.1%
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	3,073,000	2,955,347
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	7,606,000	7,635,564
Valeant Pharmaceuticals International, Inc.(a)
03/15/2024	7.000%	7,099,000	7,446,865
04/15/2025	6.125%	8,068,000	7,459,479
11/01/2025	5.500%	3,338,000	3,279,762
12/15/2025	9.000%	2,881,000	3,014,506
04/01/2026	9.250%	5,400,000	5,664,573
Valeant Pharmaceuticals International, Inc.(a),(b)
01/31/2027	8.500%	1,308,000	1,328,757
Total			38,784,853

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia High Yield Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.3%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
08/01/2023	8.250%	757,000	783,120
HUB International Ltd.(a)
05/01/2026	7.000%	4,689,000	4,698,664
Total			5,481,784
Restaurants 0.7%
1011778 BC ULC/New Red Finance, Inc.(a)
05/15/2024	4.250%	5,657,000	5,342,697
10/15/2025	5.000%	5,748,000	5,473,924
IRB Holding Corp.(a)
02/15/2026	6.750%	2,009,000	1,903,091
Total			12,719,712
Retailers 0.5%
L Brands, Inc.
02/01/2028	5.250%	781,000	714,600
11/01/2035	6.875%	5,840,000	5,318,932
Penske Automotive Group, Inc.
12/01/2024	5.375%	1,051,000	1,035,279
05/15/2026	5.500%	2,151,000	2,118,193
Total			9,187,004
Technology 5.6%
Ascend Learning LLC(a)
08/01/2025	6.875%	1,642,000	1,647,240
Camelot Finance SA(a)
10/15/2024	7.875%	4,428,000	4,538,687
CDK Global, Inc.
06/01/2027	4.875%	2,329,000	2,194,589
Equinix, Inc.
01/15/2026	5.875%	10,292,000	10,485,520
05/15/2027	5.375%	7,720,000	7,753,667
First Data Corp.(a)
08/15/2023	5.375%	10,503,000	10,652,279
12/01/2023	7.000%	7,994,000	8,377,032
01/15/2024	5.750%	5,180,000	5,205,594
Gartner, Inc.(a)
04/01/2025	5.125%	7,077,000	7,011,750
Informatica LLC(a)
07/15/2023	7.125%	3,726,000	3,800,561
Iron Mountain, Inc.(a)
03/15/2028	5.250%	11,133,000	10,475,184
Microsemi Corp.(a)
04/15/2023	9.125%	2,018,000	2,229,654
MSCI, Inc.(a)
08/15/2025	5.750%	4,888,000	5,030,940
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	7,397,000	6,897,725
Symantec Corp.(a)
04/15/2025	5.000%	7,819,000	7,611,280
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	5,505,000	5,340,676
VeriSign, Inc.
07/15/2027	4.750%	3,597,000	3,480,605
Total			102,732,983
Transportation Services 0.7%
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	6,975,000	6,456,025
Hertz Corp. (The)(a)
06/01/2022	7.625%	6,472,000	6,308,776
Total			12,764,801
Wireless 5.6%
Altice France SA(a)
05/01/2026	7.375%	21,750,000	21,209,556
SBA Communications Corp.
09/01/2024	4.875%	19,976,000	18,672,926
Sprint Corp.
06/15/2024	7.125%	4,487,000	4,519,194
02/15/2025	7.625%	20,683,000	21,331,495
03/01/2026	7.625%	5,016,000	5,152,355
T-Mobile U.S.A., Inc.
03/01/2025	6.375%	5,074,000	5,297,956
01/15/2026	6.500%	14,772,000	15,433,091
02/01/2026	4.500%	2,703,000	2,540,425
02/01/2028	4.750%	3,381,000	3,157,164
Wind Tre SpA(a)
01/20/2026	5.000%	7,172,000	5,809,392
Total			103,123,554
Wirelines 2.3%
CenturyLink, Inc.
03/15/2022	5.800%	2,850,000	2,814,583
04/01/2024	7.500%	8,281,000	8,520,039
04/01/2025	5.625%	2,598,000	2,427,644
Frontier Communications Corp.
04/15/2024	7.625%	825,000	563,782
01/15/2025	6.875%	9,307,000	5,957,587
Frontier Communications Corp.(a)
04/01/2026	8.500%	2,754,000	2,667,756
Telecom Italia Capital SA
09/30/2034	6.000%	7,088,000	6,784,208
Telecom Italia SpA(a)
05/30/2024	5.303%	3,009,000	2,996,359

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
May 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Zayo Group LLC/Capital, Inc.
05/15/2025	6.375%	8,977,000	9,105,587
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	770,000	744,993
Total			42,582,538
Total Corporate Bonds & Notes (Cost $1,727,629,205)			1,693,116,391

Senior Loans 1.4%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 0.3%
Serta Simmons Bedding LLC(c),(d)
2nd Lien Term Loan
3-month USD LIBOR + 8.000% 11/08/2024	10.331%	6,720,250	5,078,022
Independent Energy 0.3%
Chesapeake Energy Corp.(c),(d)
Tranche A Term Loan
3-month USD LIBOR + 7.500% 08/23/2021	9.468%	5,035,262	5,285,968
Media and Entertainment 0.0%
UFC Holdings LLC(c),(d)
2nd Lien Term Loan
3-month USD LIBOR + 7.500% 08/18/2024	9.480%	440,000	443,850
Pharmaceuticals 0.1%
Valeant Pharmaceuticals International, Inc.(c),(d),(e)
Tranche B Term Loan
3-month USD LIBOR + 3.000% 05/19/2025		1,302,000	1,304,122
Property & Casualty 0.1%
Hub International Limited(c),(d)
Term Loan
3-month USD LIBOR + 3.000% 04/25/2025	5.360%	1,443,000	1,439,999
Technology 0.6%
Applied Systems, Inc.(c),(d)
1st Lien Term Loan
3-month USD LIBOR + 3.000% 09/19/2024	5.302%	1,796,970	1,808,489
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Ascend Learning LLC(c),(d)
Term Loan
3-month USD LIBOR + 3.000% 07/12/2024	4.980%	780,080	781,055
Genesys Telecommunications Laboratories, Inc.(c),(d)
Tranche B3 Term Loan
3-month USD LIBOR + 3.500% 12/01/2023	5.802%	1,750,375	1,759,670
Hyland Software, Inc.(c),(d)
Tranche 3 1st Lien Term Loan
3-month USD LIBOR + 3.250% 07/01/2022	5.230%	1,109,663	1,117,197
Information Resources, Inc.(c),(d)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 01/20/2025	10.569%	3,256,000	3,268,210
Misys Ltd.(c),(d)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 06/13/2024	5.807%	2,537,014	2,495,153
Total			11,229,774
Total Senior Loans (Cost $26,107,910)			24,781,735

Money Market Funds 3.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.907%(f),(g)	70,417,682	70,417,682
Total Money Market Funds (Cost $70,417,579)		70,417,682
Total Investments in Securities (Cost: $1,824,154,694)		1,788,315,808
Other Assets & Liabilities, Net		45,122,579
Net Assets		1,833,438,387

At May 31, 2018, securities and/or cash totaling $1,723,172 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia High Yield Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Investments in derivatives
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(885)	09/2018	USD	(106,613,260)	—	(1,103,123)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 30	Morgan Stanley	06/20/2023	5.000	Quarterly	3.521	USD	18,000,000	63,855	—	—	63,855	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At May 31, 2018, the value of these securities amounted to $969,659,297, which represents 52.89% of net assets.
(b)	Represents a security purchased on a when-issued basis.
(c)	The stated interest rate represents the weighted average interest rate at May 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(d)	Variable rate security. The interest rate shown was the current rate as of May 31, 2018.
(e)	Represents a security purchased on a forward commitment basis.
(f)	The rate shown is the seven-day current annualized yield at May 31, 2018.
(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.907%
	86,522,757	654,589,857	(670,694,932)	70,417,682	1,699	103	1,079,621	70,417,682
Abbreviation Legend
PIK	Payment In Kind
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
May 31, 2018
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	1,693,116,391	—	—	1,693,116,391
Senior Loans	—	24,781,735	—	—	24,781,735
Money Market Funds	—	—	—	70,417,682	70,417,682
Total Investments in Securities	—	1,717,898,126	—	70,417,682	1,788,315,808
Investments in Derivatives
Asset
Swap Contracts	—	63,855	—	—	63,855
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia High Yield Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Liability
Futures Contracts	(1,103,123)	—	—	—	(1,103,123)
Total	(1,103,123)	1,717,961,981	—	70,417,682	1,787,276,540
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2018	17

Statement of Assets and Liabilities
May 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,753,737,115)	$1,717,898,126
Affiliated issuers (cost $70,417,579)	70,417,682
Cash	10,521
Margin deposits on:
Futures contracts	796,500
Swap contracts	926,672
Receivable for:
Investments sold	2,430,288
Investments sold on a delayed delivery basis	1,110,267
Capital shares sold	35,650,685
Dividends	110,236
Interest	28,225,404
Foreign tax reclaims	105,153
Prepaid expenses	878
Trustees’ deferred compensation plan	16,407
Total assets	1,857,698,819
Liabilities
Payable for:
Investments purchased	1,365,533
Investments purchased on a delayed delivery basis	7,096,490
Capital shares purchased	8,587,679
Distributions to shareholders	6,597,384
Variation margin for futures contracts	124,453
Variation margin for swap contracts	10,020
Management services fees	31,028
Distribution and/or service fees	7,437
Transfer agent fees	178,882
Compensation of board members	130,841
Other expenses	114,278
Trustees’ deferred compensation plan	16,407
Total liabilities	24,260,432
Net assets applicable to outstanding capital stock	$1,833,438,387
Represented by
Paid in capital	1,882,109,110
Undistributed net investment income	238,044
Accumulated net realized loss	(12,030,613)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(35,838,989)
Investments - affiliated issuers	103
Futures contracts	(1,103,123)
Swap contracts	63,855
Total - representing net assets applicable to outstanding capital stock	$1,833,438,387
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia High Yield Bond Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
May 31, 2018
Class A
Net assets	$778,978,439
Shares outstanding	273,478,471
Net asset value per share	$2.85
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$2.99
Advisor Class
Net assets	$112,377,141
Shares outstanding	39,222,109
Net asset value per share	$2.87
Class C
Net assets	$65,568,480
Shares outstanding	23,169,208
Net asset value per share	$2.83
Institutional Class
Net assets	$242,147,769
Shares outstanding	85,090,708
Net asset value per share	$2.85
Institutional 2 Class
Net assets	$136,611,574
Shares outstanding	48,139,690
Net asset value per share	$2.84
Institutional 3 Class
Net assets	$475,135,279
Shares outstanding	167,175,587
Net asset value per share	$2.84
Class R
Net assets	$22,450,137
Shares outstanding	7,858,010
Net asset value per share	$2.86
Class T
Net assets	$169,568
Shares outstanding	60,183
Net asset value per share	$2.82
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$2.89
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2018	19

Statement of Operations
Year Ended May 31, 2018
Net investment income
Income:
Dividends — affiliated issuers	$1,079,621
Interest	108,797,817
Total income	109,877,438
Expenses:
Management services fees	12,207,243
Distribution and/or service fees
Class A	2,181,440
Class B	2,588
Class C	770,025
Class R	123,072
Class T	530
Transfer agent fees
Class A	1,105,192
Advisor Class	104,391
Class B	350
Class C	97,573
Institutional Class	387,508
Institutional 2 Class	93,411
Institutional 3 Class	34,164
Class K	10,725
Class R	31,187
Class T	268
Plan administration fees
Class K	44,602
Compensation of board members	49,999
Custodian fees	29,434
Printing and postage fees	148,342
Registration fees	157,597
Audit fees	40,915
Legal fees	25,661
Compensation of chief compliance officer	415
Other	45,566
Total expenses	17,692,198
Expense reduction	(2,502)
Total net expenses	17,689,696
Net investment income	92,187,742
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	12,977,866
Investments — affiliated issuers	1,699
Futures contracts	3,492,540
Swap contracts	(310,310)
Net realized gain	16,161,795
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(103,260,895)
Investments — affiliated issuers	103
Futures contracts	(828,509)
Swap contracts	63,855
Net change in unrealized appreciation (depreciation)	(104,025,446)
Net realized and unrealized loss	(87,863,651)
Net increase in net assets resulting from operations	$4,324,091
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia High Yield Bond Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended May 31, 2018	Year Ended May 31, 2017
Operations
Net investment income	$92,187,742	$100,635,482
Net realized gain	16,161,795	34,531,795
Net change in unrealized appreciation (depreciation)	(104,025,446)	57,169,706
Net increase in net assets resulting from operations	4,324,091	192,336,983
Distributions to shareholders
Net investment income
Class A	(39,867,179)	(54,873,696)
Advisor Class	(3,949,434)	(2,788,614)
Class B	(9,689)	(147,629)
Class C	(2,944,118)	(3,549,415)
Class I	—	(13,447,421)
Institutional Class	(14,721,136)	(14,593,159)
Institutional 2 Class	(7,890,789)	(4,439,460)
Institutional 3 Class	(20,065,626)	(4,803,726)
Class K	(844,845)	(1,744,361)
Class R	(1,062,748)	(1,119,034)
Class T	(9,718)	(16,748)
Total distributions to shareholders	(91,365,282)	(101,523,263)
Decrease in net assets from capital stock activity	(114,496,920)	(149,588,148)
Total decrease in net assets	(201,538,111)	(58,774,428)
Net assets at beginning of year	2,034,976,498	2,093,750,926
Net assets at end of year	$1,833,438,387	$2,034,976,498
Undistributed (excess of distributions over) net investment income	$238,044	$(853,124)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2018	21

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2018		May 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	27,864,852	82,707,721	71,938,698	209,451,551
Distributions reinvested	13,025,996	38,406,733	17,396,257	50,888,921
Redemptions	(79,135,833)	(232,549,432)	(191,918,582)	(558,081,856)
Net decrease	(38,244,985)	(111,434,978)	(102,583,627)	(297,741,384)
Advisor Class
Subscriptions	28,084,771	82,745,121	19,996,179	58,604,489
Distributions reinvested	1,334,068	3,944,904	945,654	2,788,216
Redemptions	(13,184,267)	(38,617,572)	(8,424,322)	(24,817,099)
Net increase	16,234,572	48,072,453	12,517,511	36,575,606
Class B
Subscriptions	83	259	43,536	126,925
Distributions reinvested	2,104	6,271	48,286	140,995
Redemptions	(754,006)	(2,254,390)	(911,640)	(2,664,635)
Net decrease	(751,819)	(2,247,860)	(819,818)	(2,396,715)
Class C
Subscriptions	1,839,376	5,406,380	5,622,749	16,283,139
Distributions reinvested	968,274	2,837,835	1,118,568	3,253,395
Redemptions	(8,113,514)	(23,718,056)	(7,480,825)	(21,741,939)
Net decrease	(5,305,864)	(15,473,841)	(739,508)	(2,205,405)
Class I
Subscriptions	—	—	554,830	1,633,279
Distributions reinvested	—	—	4,301,994	12,515,142
Redemptions	—	—	(116,677,227)	(339,348,932)
Net decrease	—	—	(111,820,403)	(325,200,511)
Institutional Class
Subscriptions	45,463,324	134,252,720	122,759,431	358,205,990
Distributions reinvested	4,341,838	12,793,608	3,356,626	9,834,354
Redemptions	(97,555,419)	(287,364,711)	(73,229,553)	(214,038,200)
Net increase (decrease)	(47,750,257)	(140,318,383)	52,886,504	154,002,144
Institutional 2 Class
Subscriptions	19,694,024	58,095,725	46,087,700	134,594,646
Distributions reinvested	2,640,560	7,753,714	1,489,755	4,344,267
Redemptions	(22,422,856)	(65,027,254)	(60,612,192)	(172,167,299)
Net increase (decrease)	(88,272)	822,185	(13,034,737)	(33,228,386)
Institutional 3 Class
Subscriptions	69,256,833	201,226,727	114,690,992	333,811,440
Distributions reinvested	6,159,220	18,088,735	1,617,373	4,765,385
Redemptions	(26,930,011)	(78,953,186)	(4,438,236)	(12,974,518)
Net increase	48,486,042	140,362,276	111,870,129	325,602,307
Class K
Subscriptions	560,852	1,668,260	1,535,498	4,476,184
Distributions reinvested	276,990	823,470	595,961	1,744,131
Redemptions	(11,711,613)	(34,276,185)	(4,628,501)	(13,526,920)
Net decrease	(10,873,771)	(31,784,455)	(2,497,042)	(7,306,605)
Class R
Subscriptions	2,093,657	6,205,178	3,347,542	9,783,830
Distributions reinvested	283,882	839,560	298,917	877,220
Redemptions	(3,192,306)	(9,455,968)	(2,791,534)	(8,178,800)
Net increase (decrease)	(814,767)	(2,411,230)	854,925	2,482,250
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia High Yield Bond Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2018		May 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Class T
Subscriptions	—	—	885	2,517
Distributions reinvested	3,170	9,269	5,624	16,280
Redemptions	(31,391)	(92,356)	(65,748)	(190,246)
Net decrease	(28,221)	(83,087)	(59,239)	(171,449)
Total net decrease	(39,137,342)	(114,496,920)	(53,425,305)	(149,588,148)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2018	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 5/31/2018	$2.98	0.14	(0.14)	0.00 (c)	(0.13)	(0.13)
Year Ended 5/31/2017	$2.84	0.14	0.14	0.28	(0.14)	(0.14)
Year Ended 5/31/2016	$2.99	0.14	(0.15)	(0.01)	(0.14)	(0.14)
Year Ended 5/31/2015	$3.04	0.14	(0.05)	0.09	(0.14)	(0.14)
Year Ended 5/31/2014	$3.01	0.16	0.03	0.19	(0.16)	(0.16)
Advisor Class
Year Ended 5/31/2018	$3.00	0.14	(0.13)	0.01	(0.14)	(0.14)
Year Ended 5/31/2017	$2.86	0.15	0.14	0.29	(0.15)	(0.15)
Year Ended 5/31/2016	$3.01	0.15	(0.15)	0.00 (c)	(0.15)	(0.15)
Year Ended 5/31/2015	$3.06	0.15	(0.05)	0.10	(0.15)	(0.15)
Year Ended 5/31/2014	$3.03	0.17	0.03	0.20	(0.17)	(0.17)
Class C
Year Ended 5/31/2018	$2.96	0.11	(0.13)	(0.02)	(0.11)	(0.11)
Year Ended 5/31/2017	$2.83	0.12	0.13	0.25	(0.12)	(0.12)
Year Ended 5/31/2016	$2.97	0.12	(0.14)	(0.02)	(0.12)	(0.12)
Year Ended 5/31/2015	$3.02	0.12	(0.05)	0.07	(0.12)	(0.12)
Year Ended 5/31/2014	$2.99	0.14	0.03	0.17	(0.14)	(0.14)
Institutional Class
Year Ended 5/31/2018	$2.98	0.14	(0.13)	0.01	(0.14)	(0.14)
Year Ended 5/31/2017	$2.84	0.15	0.14	0.29	(0.15)	(0.15)
Year Ended 5/31/2016	$2.99	0.15	(0.15)	0.00 (c)	(0.15)	(0.15)
Year Ended 5/31/2015	$3.04	0.15	(0.05)	0.10	(0.15)	(0.15)
Year Ended 5/31/2014	$3.01	0.17	0.03	0.20	(0.17)	(0.17)
Institutional 2 Class
Year Ended 5/31/2018	$2.97	0.14	(0.13)	0.01	(0.14)	(0.14)
Year Ended 5/31/2017	$2.84	0.15	0.13	0.28	(0.15)	(0.15)
Year Ended 5/31/2016	$2.98	0.15	(0.14)	0.01	(0.15)	(0.15)
Year Ended 5/31/2015	$3.04	0.15	(0.06)	0.09	(0.15)	(0.15)
Year Ended 5/31/2014	$3.01	0.17	0.03	0.20	(0.17)	(0.17)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia High Yield Bond Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2018	$2.85	0.10%	1.03%	1.03% (d)	4.60%	49%	$778,978
Year Ended 5/31/2017	$2.98	10.08%	1.03%	1.03% (d)	4.77%	60%	$929,057
Year Ended 5/31/2016	$2.84	(0.21%)	1.06%	1.06% (d)	4.88%	51%	$1,178,208
Year Ended 5/31/2015	$2.99	3.12%	1.08%	1.07% (d)	4.76%	64%	$1,256,835
Year Ended 5/31/2014	$3.04	6.55%	1.07%	1.07% (d)	5.36%	63%	$1,357,909
Advisor Class
Year Ended 5/31/2018	$2.87	0.37%	0.78%	0.78% (d)	4.89%	49%	$112,377
Year Ended 5/31/2017	$3.00	10.32%	0.79%	0.79% (d)	5.04%	60%	$68,934
Year Ended 5/31/2016	$2.86	0.07%	0.81%	0.81% (d)	5.11%	51%	$29,969
Year Ended 5/31/2015	$3.01	3.38%	0.83%	0.82% (d)	5.01%	64%	$14,992
Year Ended 5/31/2014	$3.06	6.81%	0.82%	0.82% (d)	5.60%	63%	$10,379
Class C
Year Ended 5/31/2018	$2.83	(0.68%)	1.78%	1.78% (d)	3.85%	49%	$65,568
Year Ended 5/31/2017	$2.96	8.91%	1.78%	1.78% (d)	4.02%	60%	$84,315
Year Ended 5/31/2016	$2.83	(0.64%)	1.82%	1.82% (d)	4.12%	51%	$82,543
Year Ended 5/31/2015	$2.97	2.38%	1.83%	1.78% (d)	4.06%	64%	$87,006
Year Ended 5/31/2014	$3.02	5.92%	1.82%	1.67% (d)	4.76%	63%	$97,714
Institutional Class
Year Ended 5/31/2018	$2.85	0.35%	0.78%	0.78% (d)	4.84%	49%	$242,148
Year Ended 5/31/2017	$2.98	10.36%	0.79%	0.79% (d)	5.04%	60%	$395,530
Year Ended 5/31/2016	$2.84	0.04%	0.81%	0.81% (d)	5.12%	51%	$227,058
Year Ended 5/31/2015	$2.99	3.37%	0.83%	0.82% (d)	5.01%	64%	$208,466
Year Ended 5/31/2014	$3.04	6.81%	0.82%	0.82% (d)	5.58%	63%	$161,293
Institutional 2 Class
Year Ended 5/31/2018	$2.84	0.40%	0.71%	0.71%	4.92%	49%	$136,612
Year Ended 5/31/2017	$2.97	10.08%	0.70%	0.70%	5.11%	60%	$143,247
Year Ended 5/31/2016	$2.84	0.48%	0.71%	0.71%	5.18%	51%	$173,794
Year Ended 5/31/2015	$2.98	3.15%	0.71%	0.71%	5.12%	64%	$33,231
Year Ended 5/31/2014	$3.04	6.93%	0.71%	0.71%	5.71%	63%	$15,564
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2018	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2018	$2.97	0.15	(0.13)	0.02	(0.15)	(0.15)
Year Ended 5/31/2017	$2.84	0.15	0.13	0.28	(0.15)	(0.15)
Year Ended 5/31/2016	$2.99	0.15	(0.15)	0.00 (c)	(0.15)	(0.15)
Year Ended 5/31/2015	$3.03	0.15	(0.04)	0.11	(0.15)	(0.15)
Year Ended 5/31/2014	$3.00	0.17	0.03	0.20	(0.17)	(0.17)
Class R
Year Ended 5/31/2018	$2.99	0.13	(0.13)	0.00 (c)	(0.13)	(0.13)
Year Ended 5/31/2017	$2.85	0.13	0.14	0.27	(0.13)	(0.13)
Year Ended 5/31/2016	$3.00	0.13	(0.15)	(0.02)	(0.13)	(0.13)
Year Ended 5/31/2015	$3.05	0.13	(0.05)	0.08	(0.13)	(0.13)
Year Ended 5/31/2014	$3.02	0.15	0.03	0.18	(0.15)	(0.15)
Class T
Year Ended 5/31/2018	$2.95	0.13	(0.13)	0.00 (c)	(0.13)	(0.13)
Year Ended 5/31/2017	$2.82	0.14	0.13	0.27	(0.14)	(0.14)
Year Ended 5/31/2016	$2.97	0.14	(0.15)	(0.01)	(0.14)	(0.14)
Year Ended 5/31/2015	$3.02	0.14	(0.05)	0.09	(0.14)	(0.14)
Year Ended 5/31/2014	$2.99	0.16	0.03	0.19	(0.16)	(0.16)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia High Yield Bond Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2018	$2.84	0.45%	0.66%	0.66%	4.99%	49%	$475,135
Year Ended 5/31/2017	$2.97	10.13%	0.65%	0.65%	5.17%	60%	$353,045
Year Ended 5/31/2016	$2.84	0.19%	0.66%	0.66%	5.29%	51%	$19,341
Year Ended 5/31/2015	$2.99	3.89%	0.65%	0.65%	5.18%	64%	$10,668
Year Ended 5/31/2014	$3.03	6.98%	0.66%	0.66%	5.71%	63%	$6,091
Class R
Year Ended 5/31/2018	$2.86	(0.14%)	1.28%	1.28% (d)	4.36%	49%	$22,450
Year Ended 5/31/2017	$2.99	9.79%	1.28%	1.28% (d)	4.52%	60%	$25,925
Year Ended 5/31/2016	$2.85	(0.44%)	1.32%	1.32% (d)	4.63%	51%	$22,299
Year Ended 5/31/2015	$3.00	2.87%	1.33%	1.32% (d)	4.51%	64%	$19,516
Year Ended 5/31/2014	$3.05	6.28%	1.32%	1.32% (d)	5.10%	63%	$18,782
Class T
Year Ended 5/31/2018	$2.82	0.05%	1.03%	1.03% (d)	4.60%	49%	$170
Year Ended 5/31/2017	$2.95	9.75%	1.03%	1.03% (d)	4.77%	60%	$261
Year Ended 5/31/2016	$2.82	(0.10%)	1.08%	1.07% (d)	4.98%	51%	$416
Year Ended 5/31/2015	$2.97	3.11%	1.08%	1.07% (d)	4.79%	64%	$43,487
Year Ended 5/31/2014	$3.02	6.54%	1.07%	1.07% (d)	5.32%	63%	$75,524
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2018	27

Notes to Financial Statements
May 31, 2018
Note 1. Organization
Columbia High Yield Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
28	Columbia High Yield Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations
Columbia High Yield Bond Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
May 31, 2018
under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
30	Columbia High Yield Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to manage fund flows. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
Columbia High Yield Bond Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
May 31, 2018
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	63,855*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	1,103,123*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
32	Columbia High Yield Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(310,310)	(310,310)
Interest rate risk	3,492,540	—	3,492,540
Total	3,492,540	(310,310)	3,182,230

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	63,855	63,855
Interest rate risk	(828,509)	—	(828,509)
Total	(828,509)	63,855	(764,654)
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2018:
Derivative instrument	Average notional amounts ($)
Futures contracts — short	97,256,393*
Credit default swap contracts — sell protection	3,967,123**

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2018.
**	Based on the ending daily outstanding amounts for the year ended May 31, 2018.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Columbia High Yield Bond Fund | Annual Report 2018	33

Notes to Financial Statements  (continued)
May 31, 2018
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2018:
Morgan Stanley ($)
Liabilities
Centrally cleared credit default swap contracts (a)	10,020
Total financial and derivative net assets	(10,020)
Total collateral received (pledged) (b)	(10,020)
Net amount (c)	-

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
34	Columbia High Yield Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2018 was 0.63% of the Fund’s average daily net assets.
Columbia High Yield Bond Fund | Annual Report 2018	35

Notes to Financial Statements  (continued)
May 31, 2018
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Class K and Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
For the year ended May 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class B	0.02 (a)
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class K	0.05 (a)
Class R	0.13
Class T	0.13

(a)	Unannualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
36	Columbia High Yield Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
The lease and the Guaranty expire in January 2019. At May 31, 2018, the Fund’s total potential future obligation over the life of the Guaranty is $23,035. The liability remaining at May 31, 2018 for non-recurring charges associated with the lease amounted to $3,350 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $2,502.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class B, Class C, Class R and Class T shares, respectively. For Class B and Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and shareholder services fee for Class B shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $7,552,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2018, if any, are listed below:
Amount ($)
Class A	376,185
Class C	4,999
Columbia High Yield Bond Fund | Annual Report 2018	37

Notes to Financial Statements  (continued)
May 31, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2017 through September 30, 2018	Prior to October 1, 2017
Class A	1.07%	1.07%
Advisor Class	0.82	0.82
Class C	1.82	1.82
Institutional Class	0.82	0.82
Institutional 2 Class	0.75	0.77
Institutional 3 Class	0.69	0.72
Class R	1.32	1.32
Class T	1.07	1.07
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, capital loss carryforwards, trustees’ deferred compensation, distributions, principal and/or interest from fixed income securities and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
268,708	54,863,539	(55,132,247)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
38	Columbia High Yield Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2018			Year Ended May 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
91,365,282	—	91,365,282	101,523,263	—	101,523,263
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes. At May 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
6,896,251	—	(12,893,337)	(35,931,143)
At May 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,823,207,683	18,113,539	(54,044,682)	(35,931,143)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended May 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	12,893,337	—	12,893,337	14,536,852	55,132,247	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $901,206,602 and $1,032,205,102, respectively, for the year ended May 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia High Yield Bond Fund | Annual Report 2018	39

Notes to Financial Statements  (continued)
May 31, 2018
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended May 31, 2018.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
40	Columbia High Yield Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At May 31, 2018, one unaffiliated shareholder of record owned 10.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 52.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia High Yield Bond Fund | Annual Report 2018	41

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia High Yield Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia High Yield Bond Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the five years in the period ended May 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, transfer agent, brokers, and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
42	Columbia High Yield Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia High Yield Bond Fund | Annual Report 2018	43

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
44	Columbia High Yield Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia High Yield Bond Fund | Annual Report 2018	45

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
46	Columbia High Yield Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia High Yield Bond Fund | Annual Report 2018	47

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
48	Columbia High Yield Bond Fund | Annual Report 2018

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia High Yield Bond Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN160_05_H01_(07/18)

Annual Report
May 31, 2018
Columbia Large Cap Value Fund
(formerly Columbia Diversified Equity Income Fund)
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Large Cap Value Fund   |  Annual Report 2018

Columbia Large Cap Value Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Large Cap Value Fund (the Fund) seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.
Portfolio management
Hugh Mullin, CFA
Portfolio Manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	10/15/90	7.82	9.68	6.26
	Including sales charges		1.62	8.39	5.64
Advisor Class		12/11/06	8.10	9.95	6.36
Class C	Excluding sales charges	06/26/00	6.96	8.85	5.46
	Including sales charges		5.96	8.85	5.46
Institutional Class*		09/27/10	8.10	9.95	6.46
Institutional 2 Class		12/11/06	8.08	10.04	6.66
Institutional 3 Class*		11/08/12	8.18	10.11	6.50
Class R		12/11/06	7.61	9.41	5.97
Class T	Excluding sales charges	12/01/06	7.77	9.64	6.26
	Including sales charges		5.06	9.08	5.99
Russell 1000 Value Index			8.25	10.09	7.38
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Large Cap Value Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2008 — May 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at May 31, 2018)
JPMorgan Chase & Co.	4.5
Berkshire Hathaway, Inc., Class B	3.9
Johnson & Johnson	3.7
Wells Fargo & Co.	3.5
Chevron Corp.	3.4
Citigroup, Inc.	2.8
Cisco Systems, Inc.	2.6
Merck & Co., Inc.	2.4
Medtronic PLC	2.4
Philip Morris International, Inc.	2.2
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at May 31, 2018)
Common Stocks	98.4
Convertible Bonds	0.4
Money Market Funds	1.2
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2018)
Consumer Discretionary	6.6
Consumer Staples	8.5
Energy	12.4
Financials	28.8
Health Care	11.7
Industrials	7.6
Information Technology	10.5
Materials	3.3
Real Estate	3.9
Telecommunication Services	1.2
Utilities	5.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Large Cap Value Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2018, the Fund’s Class A shares returned 7.82% excluding sales charges. The Fund closely tracked its benchmark, the Russell 1000 Value Index, which returned 8.25% for the same time period. Sector allocation decisions as a whole contributed positively to the Fund’s results relative to the benchmark. Stock selection overall detracted modestly.
U.S. equity markets experienced divergent backdrops during period
U.S. equity markets experienced divergent backdrops during the 12-month period ended May 31, 2018. From the start of the period in early June 2017 through most of January 2018, U.S. equities recorded gains, supported by discussion and then enactment of tax reform, reasonably strong economic activity, rising commodity prices and favorable corporate earnings reports. Market volatility was unusually low. In early February 2018, however, equities sold off globally on market speculation of a faster pace of interest rate hikes by the Federal Reserve (the Fed), exacerbated by solid U.S. labor and inflation data. Such speculation, in turn, stoked a sharp rise in bond yields and an increase in equity market volatility. Heightened volatility persisted through most of the remainder of the annual period, driven not only by new Fed Chair Jerome Powell’s hawkish tilt but also by escalating trade tensions and threats of new and increased tariffs, uncertainty about sanctions on Russia and anticipation about a potential summit between the leaders of the U.S. and North Korea. Most U.S. equity market indices generated negative returns during the last four months of the period. This negative pressure on equities was partly due to the fact that the Fed raised short-term U.S. interest rates three times during the period — in June and December 2017 and in March 2018. These rate hikes, along with a number of macroeconomic drivers, pushed up U.S. Treasury yields across the spectrum of maturities, with the 10-year U.S. Treasury yield breaching 3% toward the end of April 2018 before U.S. Treasury prices rallied modestly to end the period with yields at 2.83%.
Against this backdrop, the best-performing sectors within the benchmark during the period were information technology, energy, financials and materials. Conversely, consumer staples, telecommunication services and industrials each posted a negative return during the period. Overall, growth strategies significantly outperformed value strategies across the capitalization spectrum during the period.
Stock selection in health care helped Fund results most
Individual stock selection proved effective in seven of the 11 sectors of the benchmark during the period. Stock selection in the health care, industrials, materials and energy sectors contributed most positively to the Fund’s relative results. Having underweight allocations in health care, industrials and telecommunication services, each of which lagged the benchmark during annual period, and overweight allocations in the stronger information technology and financials sectors added value as well.
Among individual holdings, the Fund’s positions in petroleum refiner Valero Energy, biotechnology company AbbVie and integrated energy company ConocoPhillips contributed most positively to relative performance. Shares of Valero Energy rose on its management’s ongoing policy of returning its strong cash flow to shareholders via share repurchases and dividends. In addition, Valero Energy benefited from a more profitable refining environment. AbbVie benefited from a favorable settlement with Amgen that delayed the U.S. launch of Amgen’s cheaper biosimilar version of AbbVie’s best-selling drug Humira until 2023. A diversification of its drug pipeline beyond rheumatoid arthritis to include cancer and hepatitis C treatments and quarterly results that indicated strong cash flow further boosted AbbVie’s shares. We sold the Fund’s position in AbbVie when it met our target price. ConocoPhillips’ shares rose on disciplined capital expenditures, a focus on returning cash to shareholders and a more supportive macro environment, including an approximately 40% increase in crude oil prices during the period. Equally important, not having a position in industrial, technology and finance conglomerate General Electric, which experienced a double-digit share price decline on reports of disappointing quarterly results and a significant cut in its dividend, contributed significantly to the Fund’s relative results during the period.
Consumer discretionary stock selection hampered Fund results most
The sectors that detracted most from the Fund’s relative results during the period were consumer discretionary and financials, where unfavorable stock selection drove most of the underperformance. Having an overweight to consumer staples, the weakest sector in the benchmark during the period, and having an allocation to cash, albeit a modest one, during a period when the U.S. equity market advanced, also hampered Fund results.
4	Columbia Large Cap Value Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
The individual stocks that detracted most from relative results were direct broadcast satellite subscription media services provider DISH Network, tobacco company Philip Morris International and athletic shoe retailer Foot Locker. Shares of DISH Network were pressured by subscriber losses in its base satellite TV business and by the perception that the monetization of its cellular spectrum was being pushed out well into the future. Philip Morris International performed well early in the period on optimism about the company’s successful international roll-out of its reduced-risk, electronic smokeless cigarette product line, known as its iQOS products. However, its first quarter 2018 results indicated a slowdown in that product line’s sales, and the company’s shares declined significantly on those reports. Foot Locker saw a sharp slowdown in its sales and corporate earnings early in the annual period, and we sold the Fund’s position on our view of more compelling opportunities elsewhere. Not having a position in semiconductor bellwether Intel also substantially detracted. Its shares rose on positive quarterly results and a stronger than market expected outlook. However, the Fund’s positions in several other semiconductor companies, including Lam Research and ON Semiconductor, were among its top positive contributors during the period.
Bottom-up stock selection drove sector weighting changes
During the period, a number of modest changes were made to the Fund’s sector weightings, based both on the annual re-balance of the benchmark each June and on active management decisions. For example, relative to the benchmark, we reduced the Fund’s allocations to consumer discretionary and health care through sales of positions in Foot Locker and AbbVie, mentioned earlier, as well as in Expedia and Aetna. We increased the Fund’s allocations relative to the benchmark in consumer staples, industrials and information technology, establishing new Fund positions in Wal-Mart Stores, Alaska Air and First Data.
At the end of May 2018, relative to the benchmark, the Fund was overweight in financials, consumer staples and information technology; underweight in health care, telecommunication services and real estate; and rather neutrally weighted in the remaining sectors of the benchmark. The Fund maintained its focus on seeking companies we believe to be both undervalued and well positioned to grow earnings, cash flow and dividends directed to the long-term benefit of their shareholders during the next several years.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Dividend payments are not guaranteed and the amount, if any, can vary over time. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Large Cap Value Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2017 — May 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	983.40	1,019.95	4.94	5.04	1.00
Advisor Class	1,000.00	1,000.00	983.90	1,021.09	3.81	3.88	0.77
Class C	1,000.00	1,000.00	979.50	1,016.21	8.64	8.80	1.75
Institutional Class	1,000.00	1,000.00	983.90	1,021.19	3.71	3.78	0.75
Institutional 2 Class	1,000.00	1,000.00	984.20	1,021.39	3.51	3.58	0.71
Institutional 3 Class	1,000.00	1,000.00	984.50	1,021.54	3.36	3.43	0.68
Class R	1,000.00	1,000.00	982.00	1,018.70	6.18	6.29	1.25
Class T	1,000.00	1,000.00	982.60	1,019.75	5.14	5.24	1.04
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Large Cap Value Fund | Annual Report 2018

Portfolio of Investments
May 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.3%
Issuer	Shares	Value ($)
Consumer Discretionary 6.5%
Automobiles 1.4%
General Motors Co.	716,384	30,589,597
Hotels, Restaurants & Leisure 1.0%
Royal Caribbean Cruises Ltd.	208,117	21,848,123
Household Durables 1.4%
Toll Brothers, Inc.	733,719	28,974,563
Media 1.7%
Comcast Corp., Class A	830,231	25,886,602
DISH Network Corp., Class A(a)	396,945	11,729,725
Total		37,616,327
Specialty Retail 1.0%
Home Depot, Inc. (The)	117,054	21,836,424
Total Consumer Discretionary		140,865,034
Consumer Staples 8.4%
Beverages 0.9%
PepsiCo, Inc.	192,641	19,312,260
Food & Staples Retailing 1.8%
Walmart, Inc.	479,347	39,565,301
Food Products 2.7%
Mondelez International, Inc., Class A	651,788	25,595,715
Tyson Foods, Inc., Class A	484,139	32,664,858
Total		58,260,573
Tobacco 3.0%
Altria Group, Inc.	314,814	17,547,732
Philip Morris International, Inc.	593,386	47,197,923
Total		64,745,655
Total Consumer Staples		181,883,789
Energy 12.2%
Energy Equipment & Services 1.1%
Patterson-UTI Energy, Inc.	1,103,530	22,821,000
Oil, Gas & Consumable Fuels 11.1%
BP PLC, ADR	607,914	27,854,619
Chevron Corp.	586,826	72,942,472
Cimarex Energy Co.	305,886	28,422,927
Common Stocks (continued)
Issuer	Shares	Value ($)
ConocoPhillips	674,223	45,435,888
EOG Resources, Inc.	262,171	30,886,366
Valero Energy Corp.	303,286	36,758,263
Total		242,300,535
Total Energy		265,121,535
Financials 28.3%
Banks 15.0%
Citigroup, Inc.	885,859	59,077,937
Fifth Third Bancorp	819,895	25,072,389
JPMorgan Chase & Co.	906,115	96,963,366
PNC Financial Services Group, Inc. (The)	259,512	37,216,616
SunTrust Banks, Inc.	504,639	34,068,179
Wells Fargo & Co.	1,381,286	74,575,631
Total		326,974,118
Capital Markets 3.7%
Intercontinental Exchange, Inc.	381,957	27,076,932
Invesco Ltd.	740,709	20,236,170
Morgan Stanley	677,753	33,982,535
Total		81,295,637
Consumer Finance 1.6%
Capital One Financial Corp.	360,668	33,902,792
Diversified Financial Services 3.9%
Berkshire Hathaway, Inc., Class B(a)	441,278	84,517,975
Insurance 4.1%
American International Group, Inc.	552,896	29,187,380
Chubb Ltd.	228,214	29,825,288
Prudential Financial, Inc.	302,707	29,314,146
Total		88,326,814
Total Financials		615,017,336
Health Care 11.5%
Biotechnology 1.3%
Gilead Sciences, Inc.	432,017	29,117,946
Health Care Equipment & Supplies 2.3%
Medtronic PLC	584,239	50,431,510
Health Care Providers & Services 1.2%
Humana, Inc.	90,252	26,261,527
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
May 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 6.7%
Jazz Pharmaceuticals PLC(a)	86,832	14,674,608
Johnson & Johnson	655,608	78,423,829
Merck & Co., Inc.	868,943	51,728,177
Total		144,826,614
Total Health Care		250,637,597
Industrials 7.4%
Aerospace & Defense 1.1%
Northrop Grumman Corp.	76,399	25,001,573
Airlines 1.2%
Alaska Air Group, Inc.	413,866	25,167,192
Industrial Conglomerates 1.4%
Carlisle Companies, Inc.	284,370	30,538,494
Machinery 2.2%
Cummins, Inc.	164,438	23,414,327
Ingersoll-Rand PLC	292,810	25,632,587
Total		49,046,914
Road & Rail 1.5%
Norfolk Southern Corp.	211,774	32,115,527
Total Industrials		161,869,700
Information Technology 10.3%
Communications Equipment 2.5%
Cisco Systems, Inc.	1,286,213	54,934,157
IT Services 2.0%
First Data Corp., Class A(a)	1,178,359	22,388,821
MasterCard, Inc., Class A	105,202	20,001,004
Total		42,389,825
Semiconductors & Semiconductor Equipment 2.0%
Lam Research Corp.	124,098	24,593,741
ON Semiconductor Corp.(a)	766,306	19,257,270
Total		43,851,011
Software 1.8%
Microsoft Corp.	205,650	20,326,446
Nuance Communications, Inc.(a)	1,371,450	18,528,290
Total		38,854,736
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 2.0%
Apple, Inc.	102,311	19,118,857
Western Digital Corp.	304,181	25,402,155
Total		44,521,012
Total Information Technology		224,550,741
Materials 3.3%
Chemicals 1.4%
Eastman Chemical Co.	291,492	30,405,531
Metals & Mining 1.9%
Freeport-McMoRan, Inc.	1,336,580	22,588,202
Steel Dynamics, Inc.	371,691	18,372,686
Total		40,960,888
Total Materials		71,366,419
Real Estate 3.8%
Equity Real Estate Investment Trusts (REITS) 3.8%
Alexandria Real Estate Equities, Inc.	243,178	30,377,796
American Homes 4 Rent, Class A	1,237,883	24,658,629
American Tower Corp.	199,037	27,540,750
Total		82,577,175
Total Real Estate		82,577,175
Telecommunication Services 1.2%
Diversified Telecommunication Services 1.2%
AT&T, Inc.	826,493	26,712,254
Total Telecommunication Services		26,712,254
Utilities 5.4%
Electric Utilities 2.8%
American Electric Power Co., Inc.	448,737	30,491,679
Xcel Energy, Inc.	665,615	30,298,795
Total		60,790,474
Multi-Utilities 2.6%
Ameren Corp.	484,954	28,704,427
NiSource, Inc.	1,105,238	27,962,522
Total		56,666,949
Total Utilities		117,457,423
Total Common Stocks (Cost $1,640,049,031)		2,138,059,003

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Value Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Convertible Bonds 0.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.4%
DISH Network Corp.
08/15/2026	3.375%	9,732,000	8,630,532
Total Convertible Bonds (Cost $9,732,000)			8,630,532

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.907%(b),(c)	26,980,974	26,980,974
Total Money Market Funds (Cost $26,978,276)		26,980,974
Total Investments in Securities (Cost: $1,676,759,307)		2,173,670,509
Other Assets & Liabilities, Net		2,522,081
Net Assets		2,176,192,590
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at May 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.907%
	30,791,288	333,359,583	(337,169,897)	26,980,974	(3,230)	1,843	585,204	26,980,974
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
May 31, 2018
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	140,865,034	—	—	—	140,865,034
Consumer Staples	181,883,789	—	—	—	181,883,789
Energy	265,121,535	—	—	—	265,121,535
Financials	615,017,336	—	—	—	615,017,336
Health Care	250,637,597	—	—	—	250,637,597
Industrials	161,869,700	—	—	—	161,869,700
Information Technology	224,550,741	—	—	—	224,550,741
Materials	71,366,419	—	—	—	71,366,419
Real Estate	82,577,175	—	—	—	82,577,175
Telecommunication Services	26,712,254	—	—	—	26,712,254
Utilities	117,457,423	—	—	—	117,457,423
Total Common Stocks	2,138,059,003	—	—	—	2,138,059,003
Convertible Bonds	—	8,630,532	—	—	8,630,532
Money Market Funds	—	—	—	26,980,974	26,980,974
Total Investments in Securities	2,138,059,003	8,630,532	—	26,980,974	2,173,670,509
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Value Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Fair value measurements  (continued)
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2018	11

Statement of Assets and Liabilities
May 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,649,781,031)	$2,146,689,535
Affiliated issuers (cost $26,978,276)	26,980,974
Receivable for:
Capital shares sold	176,313
Dividends	4,806,805
Interest	96,712
Prepaid expenses	988
Total assets	2,178,751,327
Liabilities
Payable for:
Capital shares purchased	1,955,343
Management services fees	38,389
Distribution and/or service fees	14,328
Transfer agent fees	192,341
Compensation of board members	236,349
Other expenses	121,987
Total liabilities	2,558,737
Net assets applicable to outstanding capital stock	$2,176,192,590
Represented by
Paid in capital	1,561,138,469
Undistributed net investment income	3,831,825
Accumulated net realized gain	114,311,094
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	496,908,504
Investments - affiliated issuers	2,698
Total - representing net assets applicable to outstanding capital stock	$2,176,192,590
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Value Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
May 31, 2018
Class A
Net assets	$1,836,323,883
Shares outstanding	130,816,788
Net asset value per share	$14.04
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$14.90
Advisor Class
Net assets	$42,086,577
Shares outstanding	2,999,112
Net asset value per share	$14.03
Class C
Net assets	$57,444,961
Shares outstanding	4,105,291
Net asset value per share	$13.99
Institutional Class
Net assets	$193,314,113
Shares outstanding	13,787,444
Net asset value per share	$14.02
Institutional 2 Class
Net assets	$39,229,876
Shares outstanding	2,793,385
Net asset value per share	$14.04
Institutional 3 Class
Net assets	$3,280,960
Shares outstanding	231,219
Net asset value per share	$14.19
Class R
Net assets	$4,509,533
Shares outstanding	323,373
Net asset value per share	$13.95
Class T
Net assets	$2,687
Shares outstanding	191
Net asset value per share(a)	$14.06
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$14.42

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2018	13

Statement of Operations
Year Ended May 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$50,289,829
Dividends — affiliated issuers	585,204
Interest	328,455
Foreign taxes withheld	(14,261)
Total income	51,189,227
Expenses:
Management services fees	14,909,707
Distribution and/or service fees
Class A	4,960,051
Class B	12,364
Class C	640,979
Class R	26,474
Class T	7
Transfer agent fees
Class A	1,984,432
Advisor Class	19,119
Class B	1,458
Class C	64,182
Institutional Class	209,167
Institutional 2 Class	21,802
Institutional 3 Class	434
Class K	14,398
Class R	5,328
Class T	4
Plan administration fees
Class K	65,789
Compensation of board members	65,104
Custodian fees	13,668
Printing and postage fees	256,420
Registration fees	164,941
Audit fees	30,882
Legal fees	29,423
Compensation of chief compliance officer	491
Other	60,007
Total expenses	23,556,631
Fees waived by transfer agent
Institutional 2 Class	(1,189)
Institutional 3 Class	(187)
Class K	(771)
Expense reduction	(141)
Total net expenses	23,554,343
Net investment income	27,634,884
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	146,304,676
Investments — affiliated issuers	(3,230)
Net realized gain	146,301,446
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	9,854,378
Investments — affiliated issuers	1,843
Net change in unrealized appreciation (depreciation)	9,856,221
Net realized and unrealized gain	156,157,667
Net increase in net assets resulting from operations	$183,792,551
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Value Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended May 31, 2018	Year Ended May 31, 2017
Operations
Net investment income	$27,634,884	$32,526,677
Net realized gain	146,301,446	161,959,771
Net change in unrealized appreciation (depreciation)	9,856,221	157,253,576
Net increase in net assets resulting from operations	183,792,551	351,740,024
Distributions to shareholders
Net investment income
Class A	(22,180,356)	(27,559,600)
Advisor Class	(283,591)	(117,436)
Class B	(5,110)	(94,257)
Class C	(241,329)	(372,073)
Class I	—	(46)
Institutional Class	(2,868,942)	(963,727)
Institutional 2 Class	(572,354)	(548,642)
Institutional 3 Class	(26,880)	(6,359)
Class K	(297,460)	(505,737)
Class R	(46,628)	(60,125)
Class T	(30)	(32)
Net realized gains
Class A	(110,318,473)	(37,675,688)
Advisor Class	(703,961)	(132,423)
Class B	—	(275,401)
Class C	(3,567,913)	(1,164,169)
Class I	—	(48)
Institutional Class	(11,634,712)	(439,516)
Institutional 2 Class	(2,299,325)	(603,797)
Institutional 3 Class	(133,865)	(7,682)
Class K	(1,882,796)	(634,046)
Class R	(293,420)	(98,101)
Class T	(158)	(45)
Total distributions to shareholders	(157,357,303)	(71,258,950)
Decrease in net assets from capital stock activity	(208,675,538)	(267,697,637)
Total increase (decrease) in net assets	(182,240,290)	12,783,437
Net assets at beginning of year	2,358,432,880	2,345,649,443
Net assets at end of year	$2,176,192,590	$2,358,432,880
Undistributed net investment income	$3,831,825	$2,790,925
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2018	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2018		May 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	4,133,104	59,501,587	7,364,822	97,678,873
Distributions reinvested	9,111,291	131,500,354	4,889,208	64,684,431
Redemptions	(25,108,226)	(363,147,742)	(44,379,678)	(593,530,761)
Net decrease	(11,863,831)	(172,145,801)	(32,125,648)	(431,167,457)
Advisor Class
Subscriptions	2,963,341	43,444,769	282,621	3,788,702
Distributions reinvested	68,464	987,173	18,875	249,693
Redemptions	(708,944)	(10,133,897)	(196,315)	(2,581,139)
Net increase	2,322,861	34,298,045	105,181	1,457,256
Class B
Subscriptions	2	19	4,390	57,417
Distributions reinvested	360	5,092	27,477	366,352
Redemptions	(691,909)	(9,905,101)	(1,000,613)	(13,273,049)
Net decrease	(691,547)	(9,899,990)	(968,746)	(12,849,280)
Class C
Subscriptions	175,676	2,539,899	411,957	5,439,056
Distributions reinvested	258,213	3,724,715	113,341	1,504,703
Redemptions	(1,100,778)	(15,842,940)	(1,014,936)	(13,380,265)
Net decrease	(666,889)	(9,578,326)	(489,638)	(6,436,506)
Class I
Redemptions	—	—	(205)	(2,801)
Net decrease	—	—	(205)	(2,801)
Institutional Class
Subscriptions	2,842,889	41,018,647	16,167,966	223,288,674
Distributions reinvested	998,331	14,384,648	101,102	1,355,322
Redemptions	(5,203,842)	(75,083,797)	(2,560,613)	(34,472,671)
Net increase (decrease)	(1,362,622)	(19,680,502)	13,708,455	190,171,325
Institutional 2 Class
Subscriptions	600,865	8,708,976	581,920	7,802,861
Distributions reinvested	199,019	2,871,679	87,122	1,152,439
Redemptions	(747,087)	(10,809,191)	(509,813)	(6,678,107)
Net increase	52,797	771,464	159,229	2,277,193
Institutional 3 Class
Subscriptions	233,633	3,400,968	50,794	707,908
Distributions reinvested	11,005	160,552	1,048	13,957
Redemptions	(66,552)	(967,434)	(31,039)	(416,885)
Net increase	178,086	2,594,086	20,803	304,980
Class K
Subscriptions	284,282	4,075,608	333,982	4,383,844
Distributions reinvested	150,957	2,180,256	86,168	1,139,783
Redemptions	(2,720,888)	(39,988,325)	(1,231,824)	(16,303,057)
Net decrease	(2,285,649)	(33,732,461)	(811,674)	(10,779,430)
Class R
Subscriptions	53,061	759,981	44,343	582,853
Distributions reinvested	22,668	325,197	11,746	154,738
Redemptions	(163,561)	(2,387,231)	(108,167)	(1,410,508)
Net decrease	(87,832)	(1,302,053)	(52,078)	(672,917)
Total net decrease	(14,404,626)	(208,675,538)	(20,454,321)	(267,697,637)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Value Fund | Annual Report 2018

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Columbia Large Cap Value Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2018	$13.92	0.17	0.94	1.11	(0.16)	(0.83)	(0.99)
Year Ended 5/31/2017	$12.35	0.18	1.79	1.97	(0.17)	(0.23)	(0.40)
Year Ended 5/31/2016	$14.26	0.17	(0.44)	(0.27)	(0.25)	(1.39)	(1.64)
Year Ended 5/31/2015	$14.25	0.23	1.05	1.28	(0.17)	(1.10)	(1.27)
Year Ended 5/31/2014	$12.29	0.15	1.97	2.12	(0.16)	—	(0.16)
Advisor Class
Year Ended 5/31/2018	$13.91	0.21	0.94	1.15	(0.20)	(0.83)	(1.03)
Year Ended 5/31/2017	$12.35	0.21	1.79	2.00	(0.21)	(0.23)	(0.44)
Year Ended 5/31/2016	$14.26	0.20	(0.43)	(0.23)	(0.29)	(1.39)	(1.68)
Year Ended 5/31/2015	$14.24	0.26	1.06	1.32	(0.20)	(1.10)	(1.30)
Year Ended 5/31/2014	$12.28	0.18	1.97	2.15	(0.19)	—	(0.19)
Class C
Year Ended 5/31/2018	$13.88	0.06	0.93	0.99	(0.05)	(0.83)	(0.88)
Year Ended 5/31/2017	$12.32	0.08	1.79	1.87	(0.08)	(0.23)	(0.31)
Year Ended 5/31/2016	$14.22	0.07	(0.43)	(0.36)	(0.15)	(1.39)	(1.54)
Year Ended 5/31/2015	$14.21	0.12	1.05	1.17	(0.06)	(1.10)	(1.16)
Year Ended 5/31/2014	$12.26	0.05	1.97	2.02	(0.07)	—	(0.07)
Institutional Class
Year Ended 5/31/2018	$13.90	0.20	0.95	1.15	(0.20)	(0.83)	(1.03)
Year Ended 5/31/2017	$12.34	0.20	1.80	2.00	(0.21)	(0.23)	(0.44)
Year Ended 5/31/2016	$14.25	0.20	(0.43)	(0.23)	(0.29)	(1.39)	(1.68)
Year Ended 5/31/2015	$14.24	0.27	1.04	1.31	(0.20)	(1.10)	(1.30)
Year Ended 5/31/2014	$12.28	0.18	1.98	2.16	(0.20)	—	(0.20)
Institutional 2 Class
Year Ended 5/31/2018	$13.93	0.21	0.93	1.14	(0.20)	(0.83)	(1.03)
Year Ended 5/31/2017	$12.36	0.22	1.80	2.02	(0.22)	(0.23)	(0.45)
Year Ended 5/31/2016	$14.27	0.21	(0.43)	(0.22)	(0.30)	(1.39)	(1.69)
Year Ended 5/31/2015	$14.26	0.29	1.04	1.33	(0.22)	(1.10)	(1.32)
Year Ended 5/31/2014	$12.30	0.19	1.98	2.17	(0.21)	—	(0.21)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Value Fund | Annual Report 2018

Financial Highlights  (continued)
Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2018	$14.04	7.82%	1.01%	1.01% (c)	1.17%	21%	$1,836,324
Year Ended 5/31/2017	$13.92	16.17%	1.03%	1.03% (c)	1.40%	31%	$1,986,051
Year Ended 5/31/2016	$12.35	(1.34%)	1.04%	1.04% (c)	1.31%	43%	$2,159,152
Year Ended 5/31/2015	$14.26	9.34%	1.05%	1.05% (c)	1.61%	48%	$2,434,631
Year Ended 5/31/2014	$14.25	17.45%	1.09%	1.08% (c)	1.16%	74%	$2,454,495
Advisor Class
Year Ended 5/31/2018	$14.03	8.10%	0.77%	0.77% (c)	1.50%	21%	$42,087
Year Ended 5/31/2017	$13.91	16.37%	0.78%	0.78% (c)	1.63%	31%	$9,409
Year Ended 5/31/2016	$12.35	(1.07%)	0.79%	0.79% (c)	1.56%	43%	$7,052
Year Ended 5/31/2015	$14.26	9.69%	0.80%	0.80% (c)	1.81%	48%	$10,520
Year Ended 5/31/2014	$14.24	17.71%	0.84%	0.83% (c)	1.37%	74%	$13,093
Class C
Year Ended 5/31/2018	$13.99	6.96%	1.76%	1.76% (c)	0.41%	21%	$57,445
Year Ended 5/31/2017	$13.88	15.28%	1.78%	1.78% (c)	0.64%	31%	$66,229
Year Ended 5/31/2016	$12.32	(2.02%)	1.79%	1.79% (c)	0.56%	43%	$64,809
Year Ended 5/31/2015	$14.22	8.55%	1.80%	1.80% (c)	0.87%	48%	$72,010
Year Ended 5/31/2014	$14.21	16.54%	1.84%	1.83% (c)	0.41%	74%	$69,633
Institutional Class
Year Ended 5/31/2018	$14.02	8.10%	0.76%	0.76% (c)	1.42%	21%	$193,314
Year Ended 5/31/2017	$13.90	16.38%	0.79%	0.79% (c)	1.52%	31%	$210,649
Year Ended 5/31/2016	$12.34	(1.08%)	0.79%	0.79% (c)	1.57%	43%	$17,788
Year Ended 5/31/2015	$14.25	9.62%	0.80%	0.80% (c)	1.90%	48%	$20,150
Year Ended 5/31/2014	$14.24	17.76%	0.84%	0.83% (c)	1.37%	74%	$15,733
Institutional 2 Class
Year Ended 5/31/2018	$14.04	8.08%	0.71%	0.71%	1.47%	21%	$39,230
Year Ended 5/31/2017	$13.93	16.53%	0.71%	0.71%	1.70%	31%	$38,168
Year Ended 5/31/2016	$12.36	(0.98%)	0.71%	0.71%	1.64%	43%	$31,899
Year Ended 5/31/2015	$14.27	9.73%	0.70%	0.70%	2.00%	48%	$29,830
Year Ended 5/31/2014	$14.26	17.89%	0.69%	0.69%	1.48%	74%	$26,434
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2018	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2018	$14.06	0.23	0.94	1.17	(0.21)	(0.83)	(1.04)
Year Ended 5/31/2017	$12.47	0.24	1.80	2.04	(0.22)	(0.23)	(0.45)
Year Ended 5/31/2016	$14.38	0.22	(0.44)	(0.22)	(0.30)	(1.39)	(1.69)
Year Ended 5/31/2015	$14.36	0.21	1.14	1.35	(0.23)	(1.10)	(1.33)
Year Ended 5/31/2014	$12.38	0.22	1.98	2.20	(0.22)	—	(0.22)
Class R
Year Ended 5/31/2018	$13.83	0.13	0.94	1.07	(0.12)	(0.83)	(0.95)
Year Ended 5/31/2017	$12.28	0.15	1.77	1.92	(0.14)	(0.23)	(0.37)
Year Ended 5/31/2016	$14.18	0.14	(0.43)	(0.29)	(0.22)	(1.39)	(1.61)
Year Ended 5/31/2015	$14.18	0.19	1.04	1.23	(0.13)	(1.10)	(1.23)
Year Ended 5/31/2014	$12.23	0.12	1.96	2.08	(0.13)	—	(0.13)
Class T
Year Ended 5/31/2018	$13.94	0.16	0.94	1.10	(0.15)	(0.83)	(0.98)
Year Ended 5/31/2017	$12.37	0.18	1.79	1.97	(0.17)	(0.23)	(0.40)
Year Ended 5/31/2016	$14.28	0.17	(0.44)	(0.27)	(0.25)	(1.39)	(1.64)
Year Ended 5/31/2015	$14.27	0.23	1.05	1.28	(0.17)	(1.10)	(1.27)
Year Ended 5/31/2014	$12.31	0.16	1.97	2.13	(0.17)	—	(0.17)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Large Cap Value Fund | Annual Report 2018

Financial Highlights  (continued)
Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2018	$14.19	8.18%	0.69%	0.68%	1.56%	21%	$3,281
Year Ended 5/31/2017	$14.06	16.60%	0.67%	0.67%	1.87%	31%	$747
Year Ended 5/31/2016	$12.47	(0.93%)	0.66%	0.66%	1.68%	43%	$403
Year Ended 5/31/2015	$14.38	9.79%	0.64%	0.64%	1.42%	48%	$362
Year Ended 5/31/2014	$14.36	17.99%	0.64%	0.64%	1.63%	74%	$20,127
Class R
Year Ended 5/31/2018	$13.95	7.61%	1.26%	1.26% (c)	0.91%	21%	$4,510
Year Ended 5/31/2017	$13.83	15.82%	1.28%	1.28% (c)	1.15%	31%	$5,689
Year Ended 5/31/2016	$12.28	(1.52%)	1.29%	1.29% (c)	1.07%	43%	$5,688
Year Ended 5/31/2015	$14.18	9.04%	1.30%	1.30% (c)	1.36%	48%	$7,687
Year Ended 5/31/2014	$14.18	17.16%	1.34%	1.33% (c)	0.90%	74%	$8,004
Class T
Year Ended 5/31/2018	$14.06	7.77%	1.04%	1.04% (c)	1.11%	21%	$3
Year Ended 5/31/2017	$13.94	16.13%	1.04%	1.04% (c)	1.36%	31%	$3
Year Ended 5/31/2016	$12.37	(1.37%)	1.07%	1.07% (c)	1.28%	43%	$2
Year Ended 5/31/2015	$14.28	9.31%	1.10%	1.08% (c)	1.59%	48%	$3
Year Ended 5/31/2014	$14.27	17.44%	1.07%	1.07% (c)	1.19%	74%	$3
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2018	21

Notes to Financial Statements
May 31, 2018
Note 1. Organization
Columbia Large Cap Value Fund (formerly known as Columbia Diversified Equity Income Fund) (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective February 28, 2018, Columbia Diversified Equity Income Fund was renamed Columbia Large Cap Value Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
22	Columbia Large Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Large Cap Value Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
May 31, 2018
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
24	Columbia Large Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2018 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Columbia Large Cap Value Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
May 31, 2018
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Class K and Institutional 2 Class shares and 0.025% for Institutional 3 Class shares. In addition, effective October 1, 2017 through September 30, 2018, Class K and Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.01% of the average daily net assets attributable to each share class.
For the year ended May 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class B	0.02 (a)
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class K	0.04 (a)
Class R	0.10
Class T	0.13

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $141.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
26	Columbia Large Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class B, Class C, Class R and Class T shares, respectively. For Class B and Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and shareholder services fee for Class B shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $635,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2018, if any, are listed below:
Amount ($)
Class A	538,413
Class C	4,278
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2017 through September 30, 2018	Prior to October 1, 2017
Class A	1.13%	1.15%
Advisor Class	0.88	0.90
Class C	1.88	1.90
Institutional Class	0.88	0.90
Institutional 2 Class	0.82	0.85
Institutional 3 Class	0.78	0.80
Class R	1.38	1.40
Class T	1.13	1.15
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the
Columbia Large Cap Value Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
May 31, 2018
Fund. Reflected in the contractual cap commitment, effective October 1, 2017 through September 30, 2018, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.01% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investment and trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(71,304)	71,304	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2018			Year Ended May 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
33,339,901	124,017,402	157,357,303	30,228,034	41,030,916	71,258,950
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes. At May 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
5,694,487	113,888,883	—	495,704,582
At May 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,677,965,927	560,841,040	(65,136,458)	495,704,582
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
28	Columbia Large Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $475,689,225 and $796,918,711, respectively, for the year ended May 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended May 31, 2018.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime
Columbia Large Cap Value Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
May 31, 2018
loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At May 31, 2018, affiliated shareholders of record owned 84.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Large Cap Value Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Large Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Value Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the five years in the period ended May 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Large Cap Value Fund | Annual Report 2018	31

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$143,247,110
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
32	Columbia Large Cap Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Large Cap Value Fund | Annual Report 2018	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
34	Columbia Large Cap Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Large Cap Value Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Large Cap Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Large Cap Value Fund | Annual Report 2018	37

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
38	Columbia Large Cap Value Fund | Annual Report 2018

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Columbia Large Cap Value Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN138_05_H01_(07/18)

Annual Report
May 31, 2018
Columbia Small/Mid Cap Value Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Small/Mid Cap Value Fund   |  Annual Report 2018

Columbia Small/Mid Cap Value Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Small/Mid Cap Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Portfolio management
Jarl Ginsberg, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2013
Christian Stadlinger, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2013
David Hoffman
Co-Portfolio Manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/14/02	14.24	8.91	6.71
	Including sales charges		7.64	7.63	6.08
Advisor Class		12/11/06	14.47	9.17	6.82
Class C	Excluding sales charges	02/14/02	13.36	8.07	5.90
	Including sales charges		12.36	8.07	5.90
Institutional Class*		09/27/10	14.44	9.17	6.93
Institutional 2 Class		12/11/06	14.63	9.29	7.12
Institutional 3 Class*		06/13/13	14.55	9.33	6.92
Class R		12/11/06	13.95	8.64	6.43
Class T	Excluding sales charges	12/01/06	14.22	8.92	6.74
	Including sales charges		11.34	8.37	6.47
Russell 2500 Value Index			13.85	10.44	8.97
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Small/Mid Cap Value Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2008 — May 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small/Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at May 31, 2018)
E*TRADE Financial Corp.	1.9
Zions Bancorporation	1.8
East West Bancorp, Inc.	1.6
Popular, Inc.	1.4
Alexandria Real Estate Equities, Inc.	1.4
Pinnacle West Capital Corp.	1.4
Booz Allen Hamilton Holdings Corp.	1.3
BofI Holding, Inc.	1.3
First Industrial Realty Trust, Inc.	1.3
Huntington Bancshares, Inc.	1.3
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at May 31, 2018)
Common Stocks	97.6
Money Market Funds	2.4
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2018)
Consumer Discretionary	9.3
Consumer Staples	1.8
Energy	8.2
Financials	27.5
Health Care	7.0
Industrials	14.0
Information Technology	10.4
Materials	5.0
Real Estate	10.1
Telecommunication Services	0.8
Utilities	5.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Small/Mid Cap Value Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period ended May 31, 2018, the Fund’s Class A shares returned 14.24% excluding sales charges. The Fund outperformed its benchmark, the Russell 2500 Value Index, which returned 13.85% for the same time period. Strong stock selection and prudent sector allocation aided results relative to the benchmark.
Equity markets moved higher despite correction
U.S. equities delivered solid gains for the 12-month period that ended May 31, 2018, hitting record highs along the way. Buoyant corporate earnings, especially in the information technology sector, along with an improving domestic economy and a strengthening global economy, boosted investor sentiment. Consumer confidence was high, and jobs data remained strong, as the unemployment rate plunged to 3.8%. Expectations that tax cuts approved by Congress late in 2017 would have a favorable impact on corporate earnings also fueled optimism. However, investor euphoria began to fizzle late in January 2018 on concerns that interest rates and inflation might rise faster than expected. Equity markets pulled back, the first such correction in two years. The decline was intensified by fears of a global trade war and rising geopolitical tensions regarding Iran and North Korea.
As 2018 commenced, strong earnings reports helped alleviate many of these worries, and equities recovered much of their lost ground by the end of the period, led by a surge in small-cap stocks. For the 12 months ended May 31, 2018, the S&P 500 gained 14.38% while the Russell 2000 Index, a common measure of small-cap stock performance, gained 20.76%. Growth stocks substantially outperformed value stocks. The yield on the 10-Year U.S. Treasury note ended the period at 2.89%. After the Federal Reserve’s March 2018 rate increase, the federal funds target rate stood at 1.50% - 1.75%.
Contributors and detractors
The Fund benefited from strong stock selection in the financials and materials sectors, both of which have historically been more sensitive to economic growth. Underweights in real estate, consumer staples and telecommunications also aided relative results, as the prospect of rising rates caused these sectors, which are regarded as proxies for the bond market, to underperform. In financials, shares of online brokerage E*TRADE climbed throughout the period, reflecting strong operating results, the expected impact of tax reform, rising rates and analyst expectations that the company could potentially be an acquisition target. Another top performing financial name was in BofI Holding. The company, which provides banking and financing services for residential properties and small-to-medium sized businesses, beat consensus earnings estimates, driven by higher revenues and loan production growth. Within materials, a position in KapStone Paper and Packaging was a notable contributor to Fund results. The paper and packaging manufacturer announced that it had agreed to be acquired at a significant premium by fellow packaging company WestRock. We exited the stock following this announcement. The Fund’s top individual contributor was XPO Logistics. Shares of the industrials company, which provides supply chain solutions, shot up at the end of 2017 after rumors that it was a takeover target of more than one major retailer.
Stock selection within the consumer discretionary, utilities and health care sectors detracted the most from relative performance. A position in Red Robin Gourmet Burgers was a notable disappointment. The burger chain missed consensus earnings estimates. Some sell-side analysts downgraded their ratings of the stock, resulting in further selling pressure. Envision Healthcare also detracted from returns. The company provides physician-led services, ambulatory surgery services and medical transportation. Shares dropped sharply after the company reported lower-than-expected earnings late in 2017 and dramatically lowered forward guidance. We sold the stock.
At period’s end
At the close of the reporting period, the Fund remained overweight in the financials, industrials and technology sectors and underweight in real estate and consumer staples. However, sector positioning is primarily the result of bottom-up stock picking. We continue to look for undervalued companies with what we believe to be strong underlying earnings prospects that have the potential to reach upward inflection points. Our goal is to avoid value “traps” and target strong returns for shareholders.
4	Columbia Small/Mid Cap Value Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Small/Mid Cap Value Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2017 — May 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,031.40	1,018.90	6.13	6.09	1.21
Advisor Class	1,000.00	1,000.00	1,032.00	1,020.09	4.91	4.89	0.97
Class C	1,000.00	1,000.00	1,027.00	1,015.16	9.91	9.85	1.96
Institutional Class	1,000.00	1,000.00	1,032.20	1,020.14	4.86	4.84	0.96
Institutional 2 Class	1,000.00	1,000.00	1,032.90	1,020.44	4.56	4.53	0.90
Institutional 3 Class	1,000.00	1,000.00	1,032.70	1,020.64	4.36	4.33	0.86
Class R	1,000.00	1,000.00	1,029.80	1,017.60	7.44	7.39	1.47
Class T	1,000.00	1,000.00	1,031.30	1,019.00	6.03	5.99	1.19
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Small/Mid Cap Value Fund | Annual Report 2018

Portfolio of Investments
May 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.5%
Issuer	Shares	Value ($)
Consumer Discretionary 9.0%
Auto Components 0.8%
Cooper-Standard Holding, Inc.(a)	50,000	6,210,000
Diversified Consumer Services 0.9%
Grand Canyon Education, Inc.(a)	68,000	7,554,800
Hotels, Restaurants & Leisure 0.7%
Red Robin Gourmet Burgers, Inc.(a)	117,000	5,890,950
Household Durables 1.9%
D.R. Horton, Inc.	175,000	7,386,750
William Lyon Homes, Inc., Class A(a)	329,365	7,855,355
Total		15,242,105
Media 0.8%
Nexstar Media Group, Inc., Class A	103,000	6,828,900
Specialty Retail 3.4%
Aaron’s, Inc.	103,000	4,097,340
American Eagle Outfitters, Inc.	250,000	5,550,000
Children’s Place, Inc. (The)	22,000	2,832,500
Foot Locker, Inc.	133,000	7,178,010
Genesco, Inc.(a)	190,000	8,303,000
Total		27,960,850
Textiles, Apparel & Luxury Goods 0.5%
Skechers U.S.A., Inc., Class A(a)	140,000	4,068,400
Total Consumer Discretionary		73,756,005
Consumer Staples 1.8%
Food & Staples Retailing 0.6%
United Natural Foods, Inc.(a)	102,000	4,649,160
Food Products 1.2%
Post Holdings, Inc.(a)	82,000	6,303,340
TreeHouse Foods, Inc.(a)	69,000	3,305,790
Total		9,609,130
Total Consumer Staples		14,258,290
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 8.0%
Energy Equipment & Services 3.0%
FTS International, Inc.(a)	189,822	3,595,229
Helmerich & Payne, Inc.	73,000	4,845,740
Patterson-UTI Energy, Inc.	295,000	6,100,600
TechnipFMC PLC	168,000	5,233,200
Transocean Ltd.(a)	370,000	4,680,500
Total		24,455,269
Oil, Gas & Consumable Fuels 5.0%
Arch Coal, Inc.	67,000	5,504,720
Callon Petroleum Co.(a)	540,000	6,393,600
Cimarex Energy Co.	47,000	4,367,240
PBF Energy, Inc., Class A	135,000	6,369,300
SRC Energy, Inc.(a)	675,000	8,734,500
WPX Energy, Inc.(a)	495,000	9,013,950
Total		40,383,310
Total Energy		64,838,579
Financials 26.9%
Banks 12.3%
Bank of the Ozarks	167,000	7,939,180
East West Bancorp, Inc.	186,000	12,923,280
Hancock Holding Co.	175,000	8,793,750
Hope Bancorp, Inc.	250,000	4,497,500
Huntington Bancshares, Inc.	695,000	10,334,650
Popular, Inc.	245,000	11,083,800
Prosperity Bancshares, Inc.	135,000	9,778,050
Renasant Corp.	108,000	5,175,360
TCF Financial Corp.	300,000	7,893,000
Western Alliance Bancorp(a)	125,000	7,532,500
Zions Bancorporation	259,000	14,195,790
Total		100,146,860
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
May 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 5.5%
E*TRADE Financial Corp.(a)	239,000	15,140,650
Houlihan Lokey, Inc.	150,000	7,333,500
Moelis & Co., ADR, Class A	150,000	8,887,500
Stifel Financial Corp.	97,000	5,703,600
Virtu Financial, Inc. Class A	235,000	7,296,750
Total		44,362,000
Consumer Finance 1.4%
Encore Capital Group, Inc.(a)	133,000	5,246,850
SLM Corp.(a)	555,000	6,343,650
Total		11,590,500
Insurance 3.4%
American Equity Investment Life Holding Co.	162,000	5,741,280
CNO Financial Group, Inc.	270,000	5,405,400
Everest Re Group Ltd.	42,000	9,462,180
MBIA, Inc.(a)	880,000	7,198,400
Total		27,807,260
Mortgage Real Estate Investment Trusts (REITS) 1.2%
New Residential Investment Corp.	315,000	5,632,200
Starwood Property Trust, Inc.	180,000	3,907,800
Total		9,540,000
Thrifts & Mortgage Finance 3.1%
BofI Holding, Inc.(a)	257,000	10,590,970
Flagstar Bancorp, Inc.(a)	251,000	8,732,290
MGIC Investment Corp.(a)	588,950	6,119,190
Total		25,442,450
Total Financials		218,889,070
Health Care 6.8%
Biotechnology 1.0%
Atara Biotherapeutics, Inc.(a)	30,000	1,494,000
bluebird bio, Inc.(a)	18,400	3,294,520
Immunomedics, Inc.(a)	153,400	3,384,004
Total		8,172,524
Health Care Equipment & Supplies 1.9%
Merit Medical Systems, Inc.(a)	115,000	5,899,500
Teleflex, Inc.	35,000	9,350,600
Total		15,250,100
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 2.2%
LHC Group, Inc.(a)	132,675	10,211,995
Molina Healthcare, Inc.(a)	95,000	8,068,350
Total		18,280,345
Pharmaceuticals 1.7%
Amneal Pharmaceuticals, Inc.(a)	300,000	5,922,000
Horizon Pharma PLC(a)	490,000	7,987,000
Total		13,909,000
Total Health Care		55,611,969
Industrials 13.7%
Aerospace & Defense 0.7%
Curtiss-Wright Corp.	45,000	5,726,250
Air Freight & Logistics 1.2%
XPO Logistics, Inc.(a)	92,000	9,683,000
Airlines 1.3%
Hawaiian Holdings, Inc.	127,000	4,699,000
Skywest, Inc.	100,000	5,700,000
Total		10,399,000
Building Products 0.9%
Armstrong World Industries, Inc.(a)	120,000	7,272,000
Commercial Services & Supplies 0.7%
Deluxe Corp.	88,000	5,855,520
Construction & Engineering 2.1%
Granite Construction, Inc.	144,000	8,189,280
MasTec, Inc.(a)	184,000	8,583,600
Total		16,772,880
Electrical Equipment 1.1%
GrafTech International Ltd.	495,000	9,083,250
Machinery 3.3%
Barnes Group, Inc.	125,000	7,427,500
Kennametal, Inc.	108,000	4,020,840
Navistar International Corp.(a)	219,000	8,199,360
Oshkosh Corp.	99,000	7,202,250
Total		26,849,950
Professional Services 0.6%
Korn/Ferry International	90,000	4,921,200

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small/Mid Cap Value Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 1.2%
Hertz Global Holdings, Inc.(a)	305,000	4,602,450
Knight-Swift Transportation Holdings, Inc.	127,000	5,166,360
Total		9,768,810
Trading Companies & Distributors 0.6%
Triton International Ltd.	152,000	5,291,120
Total Industrials		111,622,980
Information Technology 10.1%
Communications Equipment 0.9%
Ciena Corp.(a)	180,000	4,149,000
Extreme Networks, Inc.(a)	370,000	3,185,700
Total		7,334,700
Electronic Equipment, Instruments & Components 0.9%
II-VI, Inc.(a)	95,000	4,175,250
TTM Technologies, Inc.(a)	175,000	3,155,250
Total		7,330,500
IT Services 2.7%
Booz Allen Hamilton Holdings Corp.	237,000	10,686,330
GreenSky, Inc., Class A(a)	185,000	4,952,450
Pagseguro Digital Ltd., Class A(a)	200,000	6,654,000
Total		22,292,780
Semiconductors & Semiconductor Equipment 3.9%
Cypress Semiconductor Corp.	470,000	7,736,200
Ichor Holdings Ltd.(a)	125,000	3,110,000
Kulicke & Soffa Industries, Inc.(a)	235,000	5,658,800
Marvell Technology Group Ltd.	400,000	8,616,000
ON Semiconductor Corp.(a)	268,000	6,734,840
Total		31,855,840
Software 1.7%
Avaya Holdings Corp.(a)	247,100	5,453,497
Ebix, Inc.	67,000	4,998,200
Take-Two Interactive Software, Inc.(a)	29,000	3,250,320
Total		13,702,017
Total Information Technology		82,515,837
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 4.9%
Chemicals 2.8%
Huntsman Corp.	205,000	6,553,850
Olin Corp.	235,000	7,597,550
Orion Engineered Carbons SA	315,485	9,054,420
Total		23,205,820
Metals & Mining 2.1%
Allegheny Technologies, Inc.(a)	265,000	7,557,800
United States Steel Corp.	255,000	9,401,850
Total		16,959,650
Total Materials		40,165,470
Real Estate 9.8%
Equity Real Estate Investment Trusts (REITS) 9.8%
Alexandria Real Estate Equities, Inc.	87,000	10,868,040
American Assets Trust, Inc.	144,000	5,234,400
Chesapeake Lodging Trust	225,000	7,251,750
First Industrial Realty Trust, Inc.	320,000	10,537,600
Highwoods Properties, Inc.	110,000	5,261,300
Hospitality Properties Trust	245,000	7,092,750
Hudson Pacific Properties, Inc.	193,100	6,835,740
Mack-Cali Realty Corp.	248,000	4,902,960
Mid-America Apartment Communities, Inc.	52,000	4,865,120
PS Business Parks, Inc.	70,000	8,579,200
Sun Communities, Inc.	89,000	8,604,520
Total		80,033,380
Total Real Estate		80,033,380
Telecommunication Services 0.7%
Diversified Telecommunication Services 0.7%
Vonage Holdings Corp.(a)	530,000	6,068,500
Total Telecommunication Services		6,068,500
Utilities 5.8%
Electric Utilities 2.1%
Alliant Energy Corp.	150,000	6,213,000
Pinnacle West Capital Corp.	135,000	10,747,350
Total		16,960,350

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
May 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Gas Utilities 2.8%
New Jersey Resources Corp.	225,000	9,990,000
South Jersey Industries, Inc.	235,000	7,783,200
Southwest Gas Holdings, Inc.	70,000	5,299,000
Total		23,072,200
Multi-Utilities 0.9%
CMS Energy Corp.	150,000	6,919,500
Total Utilities		46,952,050
Total Common Stocks (Cost $591,119,069)		794,712,130

Money Market Funds 2.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.907%(b),(c)	19,539,323	19,539,323
Total Money Market Funds (Cost $19,537,583)		19,539,323
Total Investments in Securities (Cost: $610,656,652)		814,251,453
Other Assets & Liabilities, Net		899,938
Net Assets		815,151,391

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at May 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.907%
	23,075,602	228,930,153	(232,466,432)	19,539,323	(1,332)	521	262,516	19,539,323
Neff Corp. Class A†
	389,000	—	(389,000)	—	2,232,305	(734,666)	—	—
Total					2,230,973	(734,145)	262,516	19,539,323

†	Issuer was not an affiliate at the end of period.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small/Mid Cap Value Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	73,756,005	—	—	—	73,756,005
Consumer Staples	14,258,290	—	—	—	14,258,290
Energy	64,838,579	—	—	—	64,838,579
Financials	218,889,070	—	—	—	218,889,070
Health Care	55,611,969	—	—	—	55,611,969
Industrials	111,622,980	—	—	—	111,622,980
Information Technology	82,515,837	—	—	—	82,515,837
Materials	40,165,470	—	—	—	40,165,470
Real Estate	80,033,380	—	—	—	80,033,380
Telecommunication Services	6,068,500	—	—	—	6,068,500
Utilities	46,952,050	—	—	—	46,952,050
Total Common Stocks	794,712,130	—	—	—	794,712,130
Money Market Funds	—	—	—	19,539,323	19,539,323
Total Investments in Securities	794,712,130	—	—	19,539,323	814,251,453
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Annual Report 2018	11

Statement of Assets and Liabilities
May 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $591,119,069)	$794,712,130
Affiliated issuers (cost $19,537,583)	19,539,323
Receivable for:
Investments sold	1,354,528
Capital shares sold	473,374
Dividends	790,031
Expense reimbursement due from Investment Manager	11
Prepaid expenses	508
Total assets	816,869,905
Liabilities
Payable for:
Investments purchased	620,400
Capital shares purchased	783,547
Management services fees	18,047
Distribution and/or service fees	4,624
Transfer agent fees	82,040
Compensation of board members	122,314
Other expenses	87,542
Total liabilities	1,718,514
Net assets applicable to outstanding capital stock	$815,151,391
Represented by
Paid in capital	565,958,201
Undistributed net investment income	469,924
Accumulated net realized gain	45,128,465
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	203,593,061
Investments - affiliated issuers	1,740
Total - representing net assets applicable to outstanding capital stock	$815,151,391
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small/Mid Cap Value Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
May 31, 2018
Class A
Net assets	$557,133,886
Shares outstanding	53,621,644
Net asset value per share	$10.39
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$11.02
Advisor Class
Net assets	$45,739,847
Shares outstanding	4,385,176
Net asset value per share	$10.43
Class C
Net assets	$24,830,905
Shares outstanding	2,672,691
Net asset value per share	$9.29
Institutional Class
Net assets	$96,123,848
Shares outstanding	8,991,252
Net asset value per share	$10.69
Institutional 2 Class
Net assets	$26,971,099
Shares outstanding	2,544,436
Net asset value per share	$10.60
Institutional 3 Class
Net assets	$58,363,481
Shares outstanding	5,594,046
Net asset value per share	$10.43
Class R
Net assets	$5,985,775
Shares outstanding	589,232
Net asset value per share	$10.16
Class T
Net assets	$2,550
Shares outstanding	243
Net asset value per share(a)	$10.50
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$10.77

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Annual Report 2018	13

Statement of Operations
Year Ended May 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$11,104,152
Dividends — affiliated issuers	262,516
Foreign taxes withheld	(63,942)
Total income	11,302,726
Expenses:
Management services fees	6,638,540
Distribution and/or service fees
Class A	1,424,571
Class B	2,964
Class C	269,887
Class R	30,224
Class T	6
Transfer agent fees
Class A	744,605
Advisor Class	28,384
Class B	471
Class C	35,369
Institutional Class	146,714
Institutional 2 Class	21,474
Institutional 3 Class	2,945
Class K	16,386
Class R	7,902
Class T	4
Plan administration fees
Class K	64,078
Compensation of board members	33,619
Custodian fees	19,125
Printing and postage fees	125,769
Registration fees	152,700
Audit fees	32,132
Legal fees	15,283
Compensation of chief compliance officer	174
Other	24,206
Total expenses	9,837,532
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(5,184)
Fees waived by transfer agent
Institutional 2 Class	(2,474)
Class K	(2,119)
Expense reduction	(60)
Total net expenses	9,827,695
Net investment income	1,475,031
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	50,282,852
Investments — affiliated issuers	2,230,973
Net realized gain	52,513,825
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	57,358,816
Investments — affiliated issuers	(734,145)
Net change in unrealized appreciation (depreciation)	56,624,671
Net realized and unrealized gain	109,138,496
Net increase in net assets resulting from operations	$110,613,527
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small/Mid Cap Value Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended May 31, 2018	Year Ended May 31, 2017
Operations
Net investment income	$1,475,031	$740,495
Net realized gain	52,513,825	90,336,720
Net change in unrealized appreciation (depreciation)	56,624,671	38,939,320
Net increase in net assets resulting from operations	110,613,527	130,016,535
Distributions to shareholders
Net investment income
Class A	(184,964)	(1,691,860)
Advisor Class	(27,419)	(76,995)
Class I	—	(17)
Institutional Class	(171,888)	(124,433)
Institutional 2 Class	(71,800)	(228,755)
Institutional 3 Class	(102,108)	(11,755)
Class K	(25,027)	(144,048)
Class R	—	(1,959)
Class T	(1)	(6)
Net realized gains
Class A	(49,677,701)	—
Advisor Class	(1,376,092)	—
Class C	(2,604,185)	—
Institutional Class	(8,626,798)	—
Institutional 2 Class	(2,787,882)	—
Institutional 3 Class	(3,601,664)	—
Class K	(2,810,782)	—
Class R	(534,318)	—
Class T	(228)	—
Total distributions to shareholders	(72,602,857)	(2,279,828)
Decrease in net assets from capital stock activity	(46,514,242)	(152,144,978)
Total decrease in net assets	(8,503,572)	(24,408,271)
Net assets at beginning of year	823,654,963	848,063,234
Net assets at end of year	$815,151,391	$823,654,963
Undistributed (excess of distributions over) net investment income	$469,924	$(120,884)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Annual Report 2018	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2018		May 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,454,618	15,013,141	2,254,728	21,688,097
Distributions reinvested	4,944,465	49,642,424	169,073	1,685,655
Redemptions	(10,049,834)	(103,555,407)	(25,315,276)	(243,949,409)
Net decrease	(3,650,751)	(38,899,842)	(22,891,475)	(220,575,657)
Advisor Class
Subscriptions	3,779,843	39,459,073	977,410	9,350,052
Distributions reinvested	139,514	1,403,511	7,715	76,995
Redemptions	(1,117,640)	(11,467,640)	(1,007,099)	(9,872,622)
Net increase (decrease)	2,801,717	29,394,944	(21,974)	(445,575)
Class B
Subscriptions	—	—	2,027	17,903
Redemptions	(259,141)	(2,418,459)	(413,465)	(3,591,294)
Net decrease	(259,141)	(2,418,459)	(411,438)	(3,573,391)
Class C
Subscriptions	99,971	922,929	259,948	2,300,873
Distributions reinvested	285,486	2,572,230	—	—
Redemptions	(819,291)	(7,604,298)	(1,031,385)	(8,968,205)
Net decrease	(433,834)	(4,109,139)	(771,437)	(6,667,332)
Class I
Redemptions	—	—	(276)	(2,841)
Net decrease	—	—	(276)	(2,841)
Institutional Class
Subscriptions	2,521,259	26,556,719	12,740,101	130,316,598
Distributions reinvested	842,230	8,683,390	11,575	118,186
Redemptions	(6,979,122)	(74,309,142)	(2,642,604)	(26,194,135)
Net increase (decrease)	(3,615,633)	(39,069,033)	10,109,072	104,240,649
Institutional 2 Class
Subscriptions	929,157	9,702,288	1,383,871	13,137,737
Distributions reinvested	201,994	2,064,383	17,103	173,249
Redemptions	(2,289,604)	(24,157,171)	(1,825,988)	(17,667,461)
Net decrease	(1,158,453)	(12,390,500)	(425,014)	(4,356,475)
Institutional 3 Class
Subscriptions	5,732,153	59,857,765	183,950	1,665,975
Distributions reinvested	368,144	3,703,532	1,176	11,741
Redemptions	(653,676)	(6,784,659)	(126,283)	(1,245,155)
Net increase	5,446,621	56,776,638	58,843	432,561
Class K
Subscriptions	303,408	3,183,443	508,293	4,897,743
Distributions reinvested	279,364	2,835,541	14,304	144,038
Redemptions	(3,908,722)	(41,201,356)	(2,512,124)	(24,102,591)
Net decrease	(3,325,950)	(35,182,372)	(1,989,527)	(19,060,810)
Class R
Subscriptions	114,476	1,149,652	162,623	1,541,086
Distributions reinvested	50,207	493,035	183	1,795
Redemptions	(224,653)	(2,259,166)	(394,405)	(3,678,988)
Net decrease	(59,970)	(616,479)	(231,599)	(2,136,107)
Total net decrease	(4,255,394)	(46,514,242)	(16,574,825)	(152,144,978)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small/Mid Cap Value Fund | Annual Report 2018

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Columbia Small/Mid Cap Value Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2018	$9.95	0.01	1.37	1.38	(0.00) (c)	(0.94)	(0.94)
Year Ended 5/31/2017	$8.57	0.01	1.39	1.40	(0.02)	—	(0.02)
Year Ended 5/31/2016	$10.03	0.02	(0.95)	(0.93)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.81	(0.01)	0.84	0.83	—	(1.61)	(1.61)
Year Ended 5/31/2014	$10.08	0.01	1.62	1.63	(0.11)	(0.79)	(0.90)
Advisor Class
Year Ended 5/31/2018	$9.98	0.04	1.37	1.41	(0.02)	(0.94)	(0.96)
Year Ended 5/31/2017	$8.58	0.03	1.41	1.44	(0.04)	—	(0.04)
Year Ended 5/31/2016	$10.03	0.04	(0.96)	(0.92)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.79	0.02	0.84	0.86	(0.01)	(1.61)	(1.62)
Year Ended 5/31/2014	$10.06	0.04	1.61	1.65	(0.13)	(0.79)	(0.92)
Class C
Year Ended 5/31/2018	$9.05	(0.06)	1.24	1.18	—	(0.94)	(0.94)
Year Ended 5/31/2017	$7.83	(0.06)	1.28	1.22	—	—	—
Year Ended 5/31/2016	$9.29	(0.04)	(0.89)	(0.93)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.20	(0.08)	0.78	0.70	—	(1.61)	(1.61)
Year Ended 5/31/2014	$9.59	(0.07)	1.54	1.47	(0.07)	(0.79)	(0.86)
Institutional Class
Year Ended 5/31/2018	$10.21	0.04	1.40	1.44	(0.02)	(0.94)	(0.96)
Year Ended 5/31/2017	$8.78	0.03	1.44	1.47	(0.04)	—	(0.04)
Year Ended 5/31/2016	$10.24	0.04	(0.97)	(0.93)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.99	0.02	0.85	0.87	(0.01)	(1.61)	(1.62)
Year Ended 5/31/2014	$10.23	0.04	1.65	1.69	(0.14)	(0.79)	(0.93)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small/Mid Cap Value Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2018	$10.39	14.24%	1.23%	1.23% (d)	0.14%	46%	$557,134
Year Ended 5/31/2017	$9.95	16.38%	1.25%	1.25% (d)	0.08%	57%	$569,969
Year Ended 5/31/2016	$8.57	(9.09%)	1.25%	1.25% (d)	0.22%	69%	$686,606
Year Ended 5/31/2015	$10.03	8.58%	1.25%	1.25% (d)	(0.05%)	50%	$886,673
Year Ended 5/31/2014	$10.81	16.73%	1.26%	1.25% (d)	0.10%	110%	$976,436
Advisor Class
Year Ended 5/31/2018	$10.43	14.47%	0.99%	0.98% (d)	0.41%	46%	$45,740
Year Ended 5/31/2017	$9.98	16.84%	1.00%	1.00% (d)	0.33%	57%	$15,800
Year Ended 5/31/2016	$8.58	(8.98%)	1.00%	1.00% (d)	0.49%	69%	$13,780
Year Ended 5/31/2015	$10.03	8.90%	1.00%	1.00% (d)	0.22%	50%	$14,552
Year Ended 5/31/2014	$10.79	16.95%	1.01%	1.00% (d)	0.36%	110%	$25,924
Class C
Year Ended 5/31/2018	$9.29	13.36%	1.98%	1.98% (d)	(0.62%)	46%	$24,831
Year Ended 5/31/2017	$9.05	15.58%	2.00%	2.00% (d)	(0.67%)	57%	$28,116
Year Ended 5/31/2016	$7.83	(9.83%)	2.00%	2.00% (d)	(0.52%)	69%	$30,361
Year Ended 5/31/2015	$9.29	7.77%	2.00%	2.00% (d)	(0.80%)	50%	$35,212
Year Ended 5/31/2014	$10.20	15.79%	2.01%	2.00% (d)	(0.66%)	110%	$36,115
Institutional Class
Year Ended 5/31/2018	$10.69	14.44%	0.98%	0.98% (d)	0.38%	46%	$96,124
Year Ended 5/31/2017	$10.21	16.79%	1.02%	1.01% (d)	0.31%	57%	$128,661
Year Ended 5/31/2016	$8.78	(8.89%)	1.00%	1.00% (d)	0.48%	69%	$21,929
Year Ended 5/31/2015	$10.24	8.82%	1.00%	1.00% (d)	0.20%	50%	$28,575
Year Ended 5/31/2014	$10.99	17.04%	1.01%	1.00% (d)	0.36%	110%	$31,909
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Annual Report 2018	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 2 Class
Year Ended 5/31/2018	$10.12	0.05	1.39	1.44	(0.02)	(0.94)	(0.96)
Year Ended 5/31/2017	$8.71	0.04	1.42	1.46	(0.05)	—	(0.05)
Year Ended 5/31/2016	$10.15	0.05	(0.96)	(0.91)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.90	0.03	0.85	0.88	(0.02)	(1.61)	(1.63)
Year Ended 5/31/2014	$10.16	0.06	1.62	1.68	(0.15)	(0.79)	(0.94)
Institutional 3 Class
Year Ended 5/31/2018	$9.98	0.05	1.37	1.42	(0.03)	(0.94)	(0.97)
Year Ended 5/31/2017	$8.58	0.05	1.41	1.46	(0.06)	—	(0.06)
Year Ended 5/31/2016	$10.01	0.06	(0.96)	(0.90)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.77	0.04	0.83	0.87	(0.02)	(1.61)	(1.63)
Year Ended 5/31/2014(e)	$10.08	0.04	1.59	1.63	(0.15)	(0.79)	(0.94)
Class R
Year Ended 5/31/2018	$9.77	(0.01)	1.34	1.33	—	(0.94)	(0.94)
Year Ended 5/31/2017	$8.41	(0.02)	1.38	1.36	(0.00) (c)	—	(0.00) (c)
Year Ended 5/31/2016	$9.89	(0.00) (c)	(0.95)	(0.95)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.70	(0.03)	0.83	0.80	—	(1.61)	(1.61)
Year Ended 5/31/2014	$9.99	(0.02)	1.61	1.59	(0.09)	(0.79)	(0.88)
Class T
Year Ended 5/31/2018	$10.05	0.01	1.39	1.40	(0.01)	(0.94)	(0.95)
Year Ended 5/31/2017	$8.65	0.01	1.41	1.42	(0.02)	—	(0.02)
Year Ended 5/31/2016	$10.12	0.02	(0.96)	(0.94)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.89	(0.00) (c)	0.84	0.84	—	(1.61)	(1.61)
Year Ended 5/31/2014	$10.15	0.01	1.63	1.64	(0.11)	(0.79)	(0.90)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Institutional 3 Class shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small/Mid Cap Value Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 2 Class
Year Ended 5/31/2018	$10.60	14.63%	0.91%	0.90%	0.46%	46%	$26,971
Year Ended 5/31/2017	$10.12	16.81%	0.90%	0.90%	0.43%	57%	$37,489
Year Ended 5/31/2016	$8.71	(8.77%)	0.89%	0.89%	0.58%	69%	$35,946
Year Ended 5/31/2015	$10.15	8.99%	0.86%	0.86%	0.33%	50%	$53,124
Year Ended 5/31/2014	$10.90	17.12%	0.84%	0.84%	0.53%	110%	$121,576
Institutional 3 Class
Year Ended 5/31/2018	$10.43	14.55%	0.87%	0.86%	0.51%	46%	$58,363
Year Ended 5/31/2017	$9.98	16.99%	0.85%	0.85%	0.48%	57%	$1,471
Year Ended 5/31/2016	$8.58	(8.80%)	0.85%	0.85%	0.72%	69%	$760
Year Ended 5/31/2015	$10.01	9.04%	0.81%	0.81%	0.35%	50%	$59
Year Ended 5/31/2014(e)	$10.77	16.73%	0.79% (f)	0.78% (f)	0.37% (f)	110%	$7,031
Class R
Year Ended 5/31/2018	$10.16	13.95%	1.48%	1.48% (d)	(0.12%)	46%	$5,986
Year Ended 5/31/2017	$9.77	16.20%	1.50%	1.50% (d)	(0.17%)	57%	$6,343
Year Ended 5/31/2016	$8.41	(9.43%)	1.50%	1.50% (d)	(0.03%)	69%	$7,409
Year Ended 5/31/2015	$9.89	8.37%	1.50%	1.50% (d)	(0.30%)	50%	$9,670
Year Ended 5/31/2014	$10.70	16.42%	1.51%	1.50% (d)	(0.15%)	110%	$12,245
Class T
Year Ended 5/31/2018	$10.50	14.22%	1.20%	1.20% (d)	0.14%	46%	$3
Year Ended 5/31/2017	$10.05	16.45%	1.25%	1.25% (d)	0.07%	57%	$2
Year Ended 5/31/2016	$8.65	(9.10%)	1.25%	1.25% (d)	0.24%	69%	$2
Year Ended 5/31/2015	$10.12	8.62%	1.24%	1.24% (d)	(0.04%)	50%	$2
Year Ended 5/31/2014	$10.89	16.73%	1.24%	1.24% (d)	0.14%	110%	$3
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Annual Report 2018	21

Notes to Financial Statements
May 31, 2018
Note 1. Organization
Columbia Small/Mid Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class I shares of the Fund are no longer offered for sale. When available, Class I shares were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares (currently known as Institutional 3 Class shares) of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
22	Columbia Small/Mid Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Small/Mid Cap Value Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
May 31, 2018
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
24	Columbia Small/Mid Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2018 was 0.80% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Small/Mid Cap Value Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
May 31, 2018
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Class K and Institutional 2 Class shares and 0.025% for Institutional 3 Class shares. In addition, effective October 1, 2017 through September 30, 2018, Class K and Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.01% of the average daily net assets attributable to each share class.
For the year ended May 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class B	0.03 (a)
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class K	0.04 (a)
Class R	0.13
Class T	0.14

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $60.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class B, Class C, Class R and Class T shares, respectively. For Class B and Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the
26	Columbia Small/Mid Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and shareholder services fee for Class B shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $311,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2018, if any, are listed below:
Amount ($)
Class A	203,262
Class C	825
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2017 through September 30, 2018	Prior to October 1, 2017
Class A	1.26%	1.26%
Advisor Class	1.01	1.01
Class C	2.01	2.01
Institutional Class	1.01	1.01
Institutional 2 Class	0.90	0.94
Institutional 3 Class	0.86	0.89
Class R	1.51	1.51
Class T	1.26	1.26
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, effective October 1, 2017 through September 30, 2018, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.01% for Institutional 3 Class of the average daily
Columbia Small/Mid Cap Value Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
May 31, 2018
net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, trustees’ deferred compensation. To the extent these differences were permanent and reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(301,016)	301,016	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2018			Year Ended May 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
583,207	72,019,650	72,602,857	1,912,289	367,539	2,279,828
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes. At May 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
590,923	46,405,851	—	202,317,415
At May 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
611,934,038	209,315,820	(6,998,405)	202,317,415
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
28	Columbia Small/Mid Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $369,970,852 and $482,798,572, respectively, for the year ended May 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended May 31, 2018.
Note 9. Significant risks
Shareholder concentration risk
At May 31, 2018, affiliated shareholders of record owned 70.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Small/Mid Cap Value Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
May 31, 2018
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Small/Mid Cap Value Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Small/Mid Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small/Mid Cap Value Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the five years in the period ended May 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, brokers and transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Small/Mid Cap Value Fund | Annual Report 2018	31

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$54,790,098
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
32	Columbia Small/Mid Cap Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Small/Mid Cap Value Fund | Annual Report 2018	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
34	Columbia Small/Mid Cap Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Small/Mid Cap Value Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Small/Mid Cap Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Small/Mid Cap Value Fund | Annual Report 2018	37

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
38	Columbia Small/Mid Cap Value Fund | Annual Report 2018

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Columbia Small/Mid Cap Value Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN198_05_H01_(07/18)

Annual Report
May 31, 2018
Columbia Quality Income Fund
(formerly Columbia U.S. Government Mortgage Fund)
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Quality Income Fund   |  Annual Report 2018

Columbia Quality Income Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Quality Income Fund (the Fund) seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.
Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2009
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2010
Average annual total returns (%) (for the period ended May 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/14/02	0.22	2.03	4.34
	Including sales charges		-2.79	1.41	4.03
Advisor Class*		11/08/12	0.48	2.29	4.49
Class C	Excluding sales charges	02/14/02	-0.53	1.27	3.58
	Including sales charges		-1.50	1.27	3.58
Institutional Class*		09/27/10	0.29	2.25	4.55
Institutional 2 Class*		11/08/12	0.58	2.38	4.54
Institutional 3 Class*		10/01/14	0.43	2.32	4.49
Class R*		03/01/16	-0.21	1.72	4.00
Class T*	Excluding sales charges	06/18/12	0.23	1.99	4.34
	Including sales charges		-2.27	1.49	4.07
Bloomberg Barclays U.S. Mortgage-Backed Securities Index			-0.30	2.05	3.53
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Mortgage-Backed Securities Index is composed of all mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Quality Income Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2008 — May 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Quality Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2018)
Asset-Backed Securities — Non-Agency	8.2
Commercial Mortgage-Backed Securities - Agency	3.3
Commercial Mortgage-Backed Securities - Non-Agency	5.8
Money Market Funds	2.2
Residential Mortgage-Backed Securities - Agency	68.2
Residential Mortgage-Backed Securities - Non-Agency	12.3
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at May 31, 2018)
AAA rating	73.1
AA rating	4.3
A rating	3.9
BBB rating	3.6
BB rating	2.4
B rating	1.0
Not rated	11.7
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Quality Income Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2018, the Fund’s Class A shares returned 0.22% excluding sales charges. The Fund’s benchmark, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, returned -0.30% over the same period. Positive contributions to the Fund’s performance were led by allocations to non-government guaranteed securitized sectors, including non-agency residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS).
Monetary, tax and trade policy drove credit sentiment and interest rates
Against a backdrop of tame inflation data, the Federal Reserve (Fed) continued to pursue a measured approach over the period as it sought to normalize its benchmark overnight lending rate and exit from quantitative easing. The Fed implemented incremental 25 basis point rate hikes at its June 2017, December 2017 and March 2018 meetings. Together, the three increases left the upper target for the fed funds rate at 1.75%, or slightly below what is generally viewed as the lower end of normal. In addition, October of 2017 saw the Fed begin to taper its reinvestment of maturing Treasury and agency mortgage-backed security (MBS) positions acquired during its post-financial crisis bond purchase programs. The Fed’s inevitable exit from the bond market had been well-signaled and did not spur a spike in long-term rates or a mass exodus from the MBS market.
Credit-sensitive areas of the bond market continued to be supported by positive economic data. Coming off second quarter growth of 3.1%, the U.S. economy posted growth of 3.2% and 2.9% for final two quarters of 2017, respectively. Corporations continued to post record profits, while consumer fundamentals were boosted by an environment of arguably full employment and relatively low household debt levels relative to assets. Credit sentiment received a boost as 2017 drew to a close with the passage of legislation that reduced corporate tax rates and provided a window during which companies are permitted to accelerate the expensing of capital investments.
Market volatility increased in the wake of better-than-anticipated January 2018 wage data, which raised concerns that the Fed would feel compelled to steepen the trajectory of its rate hiking cycle in order to ward off an acceleration in inflation. While inflation fears soon eased, credit spreads widened in March on the prospect of a global trade war as the Trump administration announced plans to implement tariffs on steel and aluminum as well as on a wide range of products imported from China.
April saw Treasury yields move higher as the Fed’s March meeting minutes pointed toward a consensus view that there was room to raise the fed funds rate more rapidly than previously expected without jeopardizing the goal of bringing inflation up to the Fed’s 2% target. For the 12 months ended May 31, 2018, Treasury yields finished higher across the curve, with the most significant increases on shorter maturities most directly impacted by increases in the fed funds rate.
With lending rates trending higher, mortgage prepayments remained subdued over the period despite a strong increase in median home values and some marginal easing of underwriting standards. While agency MBS experienced some modest spread widening as the Fed began to withdraw from the market, for the full 12 months ended May 31, 2018, MBS spreads relative to comparable duration Treasuries were essentially unchanged.
Credit sectors led positive contributions to performance
The Fund’s allocation to more credit-sensitive, non-government guaranteed sectors of the securitized market was the leading positive contributor to performance vs. the benchmark. In this vein, contributions were led by holdings of CMBS and non-agency RMBS, while exposure to ABS also added to relative performance. Sentiment with respect to these segments benefited from positive consumer fundamentals including strong household balance sheets and falling unemployment levels.
Selection within agency MBS also contributed to relative performance. With respect to the Fund’s passthrough holdings, a preference for conventional Fannie Mae and Freddie Mac issues relative to Ginnie Mae securities added to return. In addition, a tilt toward higher coupon pools helped performance as prepayment rates were muted over the period, supporting valuations for these pools while enabling the Fund to benefit from the incremental return they provide. An underweighting of 15-year MBS also added to relative performance. The Fund’s positioning in agency collateralized mortgage obligations (CMOs) was a modest detractor, as the structures we held were negatively impacted by the rise in short-term interest rates over the period.
4	Columbia Quality Income Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
The Fund’s tactical positioning over the period with respect to overall portfolio duration and corresponding interest rate sensitivity was a modest positive contributor to relative performance.
The Fund used three types of derivative securities investments during the period seeking to control risks. We invested in Treasury futures contracts as part of an effort to reduce the risk that rising interest rates would undermine prices of securities in the portfolio. We also invested in options on interest rate swaps with a view toward reducing the risk of rising interest rates and protecting against market volatility. Finally, we utilized credit default swap options in order to manage credit risk. Overall, the Fund’s use of derivatives had a minimal impact on results.
At period’s end
With the Fed on pace to completely exit the market over the course of 2018, we had a somewhat cautious stance with respect to agency MBS at the close of the reporting period. We had a more favorable view of agency CMBS, which were not subject to Fed tapering and where we saw attractive valuations.
We viewed the backdrop for non-agency MBS as constructive, as that market was not in the process of being weaned from Fed support and fundamentals were supported by a strong consumer. Similarly, the Fund continued to have allocations to the credit-sensitive CMBS and ABS sectors. At the same time, given tight credit spreads at period-end, we were tilting toward higher quality securities within each non-agency allocation, with a preference for shorter duration issues or issues that were higher in the capital structure.
Given the recent upward move in Treasury yields and flattening of the curve, the Fund ended the period with an essentially neutral stance with respect to both duration and positioning along the yield curve.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The U.S. Government may be unable or unwilling to honor its financial obligations. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Quality Income Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2017 — May 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	999.40	1,020.34	4.59	4.63	0.92
Advisor Class	1,000.00	1,000.00	1,002.50	1,021.59	3.34	3.38	0.67
Class C	1,000.00	1,000.00	997.50	1,016.60	8.32	8.40	1.67
Institutional Class	1,000.00	1,000.00	1,000.70	1,021.59	3.34	3.38	0.67
Institutional 2 Class	1,000.00	1,000.00	1,003.00	1,022.09	2.85	2.87	0.57
Institutional 3 Class	1,000.00	1,000.00	1,001.40	1,022.34	2.59	2.62	0.52
Class R	1,000.00	1,000.00	998.10	1,019.10	5.83	5.89	1.17
Class T	1,000.00	1,000.00	999.40	1,020.34	4.59	4.63	0.92
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Quality Income Fund | Annual Report 2018

Portfolio of Investments
May 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 10.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ALM XIX Ltd.(a),(b)
Series 2016-19A Class B
3-month USD LIBOR + 3.000% 07/15/2028	5.348%	4,000,000	4,029,848
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class B
3-month USD LIBOR + 1.700% 01/20/2031	3.390%	8,000,000	7,940,968
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-1A Class BR
3-month USD LIBOR + 2.350% 08/14/2030	4.705%	5,000,000	5,023,570
Series 2013-3A Class BR
3-month USD LIBOR + 1.700% 10/15/2030	4.048%	6,750,000	6,725,174
Series 2013-4A Class BRR
3-month USD LIBOR + 1.420% 01/15/2031	3.768%	12,500,000	12,503,687
Conn’s Receivables Funding LLC(a)
Series 2017-A Class B
02/15/2020	5.110%	5,306,872	5,337,178
Subordinated, Series 2017-B Class B
11/15/2020	4.520%	5,600,000	5,638,834
Dryden 33 Senior Loan Fund(a),(b)
Series 2014-33A Class ER
3-month USD LIBOR + 7.540% 10/15/2028	9.888%	3,000,000	3,084,735
Madison Park Funding Ltd.(a),(b)
Series 2015-18A Class CR
3-month USD LIBOR + 1.950% 10/21/2030	4.312%	7,000,000	7,014,112
Marlette Funding Trust(a)
Subordinated, Series 2018-2A Class C
07/17/2028	4.370%	8,250,000	8,248,737
Morgan Stanley Resecuritization Pass-Through Trust(a)
Series 2018-SC1 Class B
09/18/2023	1.000%	5,000,000	4,721,500
Octagon Investment Partners 27 Ltd.(a),(b)
Series 2016-1A Class C
3-month USD LIBOR + 3.000% 07/15/2027	5.348%	7,500,000	7,512,615
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	9.612%	2,750,000	2,863,355
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OZLM Funding Ltd.(a),(b)
Series 2012-1A Class DR2
3-month USD LIBOR + 6.670% 07/23/2029	9.032%	4,300,000	4,384,628
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	4.109%	7,000,000	7,018,284
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class B
06/17/2024	3.900%	7,000,000	7,003,679
Subordinated, Series 2017-1A Class C
06/15/2023	5.800%	10,250,000	10,432,060
Subordinated, Series 2017-2A Class C
09/15/2023	5.370%	12,750,000	12,876,962
Redding Ridge Asset Management Ltd.(a),(b)
Series 2018-4A Class A2
3-month USD LIBOR + 1.550% 04/15/2030	3.620%	26,500,000	26,500,000
Series 2018-4A Class D
3-month USD LIBOR + 5.850% 04/15/2030	7.920%	7,000,000	7,000,000
RR 1 LLC(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.700% 07/15/2029	4.048%	7,800,000	7,817,098
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% 01/15/2030	3.748%	6,500,000	6,477,783
SCF Equipment Leasing LLC(a)
Series 2017-2A Class A
12/20/2023	3.410%	11,725,368	11,551,342
SoFi Professional Loan Program LLC(a),(c),(d),(e),(f)
Series 2015-D Class RC
10/26/2037	0.000%	6	2,840,000
Series 2016-A Class RIO
01/25/2038	0.000%	9	2,340,000
Series 2016-A Class RPO
01/25/2038	0.000%	9	4,320,000
Series 2016-B Class RC
04/25/2037	0.000%	6	2,190,000
SoFi Professional Loan Program LLC(a),(c),(e),(f)
Series 2017-A Class R
03/26/2040	0.000%	53,124	3,758,523
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
May 31, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sounds Point IV-R CLO Ltd.(a),(b)
Series 2013-3RA Class B
3-month USD LIBOR + 1.750% 04/18/2031	4.251%	10,000,000	10,008,470
Total Asset-Backed Securities — Non-Agency (Cost $210,400,554)			207,163,142

Commercial Mortgage-Backed Securities - Agency 4.3%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K057 Class A2
07/25/2026	2.570%	30,000,000	28,572,084
Federal National Mortgage Association(g)
Series 2017-M15 Class ATS2
11/25/2027	3.136%	15,000,000	14,648,012
Federal National Mortgage Association
Series 2017-T1 Class A
06/25/2027	2.898%	17,992,908	17,317,463
FRESB Mortgage Trust(g)
Series 2018-SB45 Class A10F
11/25/2027	3.160%	15,966,786	15,734,923
Government National Mortgage Association
Series 2017-190 Class AD
03/16/2060	2.600%	7,949,748	7,524,914
Total Commercial Mortgage-Backed Securities - Agency (Cost $86,564,671)			83,797,396

Commercial Mortgage-Backed Securities - Non-Agency 7.6%

1211 Avenue of the Americas Trust(a),(g)
Subordinated, Series 2015-1211 Class C
08/10/2035	4.280%	4,400,000	4,464,068
Banc of America Merrill Lynch Commercial Mortgage Securities Trust(a),(b)
Series 2013-DSNY Class F
1-month USD LIBOR + 3.500% 09/15/2026	5.419%	6,928,000	6,924,845
BHMS Mortgage Trust(a),(g)
Series 2014-ATLS Class DFX
07/05/2033	5.176%	6,500,000	6,517,648
Braemar Hotels & Resorts Trust(a),(b),(d),(e),(h)
Series 2018-PRME Class D
1-month USD LIBOR + 1.800% 06/15/2035	3.761%	6,500,000	6,506,500
BX Trust(a),(b)
Series 2018-GW Class E
1-month USD LIBOR + 1.970% 05/15/2035	3.870%	7,000,000	6,989,122
CHT 2017-COSMO Mortgage Trust(a),(b)
Series 2017-CSMO Class D
1-month USD LIBOR + 2.250% 11/15/2036	3.840%	17,000,000	17,015,550
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated, Series 2014-USA Class D
09/15/2037	4.373%	6,000,000	5,769,097
Subordinated, Series 2014-USA Class E
09/15/2037	4.373%	9,500,000	8,494,799
Subordinated, Series 2014-USA Class F
09/15/2037	4.373%	2,000,000	1,674,709
Direxion Daily Retail Bull(a),(b)
Series 2018-RVP Class B
1-month USD LIBOR + 1.750% 03/15/2033	3.669%	14,125,427	14,191,370
Hilton U.S.A. Trust(a),(g)
Series 2016-HHV Class D
11/05/2038	4.333%	9,400,000	9,234,320
Series 2016-HHV Class F
11/05/2038	4.333%	15,500,000	13,879,708
Hilton U.S.A. Trust(a)
Subordinated, Series 2016-SFP Class E
11/05/2035	5.519%	9,000,000	9,178,980
Subordinated, Series 2016-SFP Class F
11/05/2035	6.155%	8,700,000	8,844,454
Invitation Homes Trust(a),(b)
Series 2015-SFR3 Class E
1-month USD LIBOR + 3.750% 08/17/2032	5.669%	1,500,000	1,503,144
Series 2017-SFR2 Class E
1-month USD LIBOR + 2.250% 12/17/2036	4.169%	10,000,000	10,125,396
Progress Residential Trust(a)
Series 2017-SFR1 Class E
08/17/2034	4.261%	4,000,000	3,983,189
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class C
1-month USD LIBOR + 1.500% 02/15/2032	3.419%	5,470,000	5,530,149
Series 2018-NYCH Class D
1-month USD LIBOR + 2.100% 02/15/2032	4.019%	6,700,000	6,772,813
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $145,189,617)			147,599,861

Residential Mortgage-Backed Securities - Agency 88.7%

Federal Home Loan Mortgage Corp.
01/01/2020	10.500%	1,879	1,886
04/01/2022	6.500%	21,437	21,667
10/01/2024- 04/01/2040	5.000%	9,124,540	9,788,276
01/01/2030- 06/01/2033	5.500%	5,342,749	5,737,088
06/01/2031	8.000%	126,227	141,954

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Quality Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
07/01/2033- 11/01/2037	6.000%	1,128,199	1,250,322
07/01/2039- 08/01/2041	4.500%	15,443,048	16,253,165
04/01/2041- 03/01/2046	4.000%	89,236,775	91,660,915
01/01/2042- 11/01/2046	3.500%	252,196,574	253,231,888
Federal Home Loan Mortgage Corp.(h)
06/13/2048	3.000%	64,000,000	62,090,298
06/13/2048	4.000%	66,500,000	67,997,314
06/13/2048	4.500%	27,000,000	28,190,743
Federal Home Loan Mortgage Corp.(b),(i)
CMO Series 264 Class S1
1-month USD LIBOR + 5.950% 07/15/2042	4.031%	12,819,843	2,066,062
CMO Series 318 Class S1
1-month USD LIBOR + 5.950% 11/15/2043	4.031%	12,716,573	2,340,681
CMO Series 3913 Class SW
1-month USD LIBOR + 6.600% 09/15/2040	4.681%	2,982,881	297,369
CMO Series 4094 Class SY
1-month USD LIBOR + 6.080% 08/15/2042	4.161%	14,286,792	2,531,902
CMO Series 4174 Class SB
1-month USD LIBOR + 6.200% 05/15/2039	4.281%	17,123,706	1,691,406
CMO Series 4183 Class AS
1-month USD LIBOR + 6.150% 04/15/2039	4.231%	5,261,500	556,168
CMO Series 4223 Class DS
1-month USD LIBOR + 6.100% 12/15/2038	4.181%	3,342,802	291,835
CMO Series 4286 Class NS
1-month USD LIBOR + 5.900% 12/15/2043	3.981%	5,324,994	959,421
CMO Series 4594 Class SA
1-month USD LIBOR + 5.950% 06/15/2046	4.031%	12,635,214	2,402,587
CMO STRIPS Series 309 Class S4
1-month USD LIBOR + 5.970% 08/15/2043	4.051%	14,844,214	2,457,819
CMO STRIPS Series 312 Class S1
1-month USD LIBOR + 5.950% 09/15/2043	4.031%	9,012,268	1,484,235
CMO STRIPS Series 326 Class S1
1-month USD LIBOR + 6.000% 03/15/2044	4.081%	6,181,244	963,666
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(i)
CMO Series 304 Class C69
12/15/2042	4.000%	5,321,392	1,111,618
CMO Series 3786 Class PI
12/15/2037	4.500%	965,995	26,327
CMO Series 3800 Class HI
01/15/2040	4.500%	2,797,334	252,073
CMO Series 4098 Class AI
05/15/2039	3.500%	6,591,882	678,659
CMO Series 4120 Class AI
11/15/2039	3.500%	7,361,246	811,117
CMO Series 4121 Class IA
01/15/2041	3.500%	7,400,337	936,488
CMO Series 4122 Class JI
12/15/2040	4.000%	5,631,284	647,990
CMO Series 4139 Class CI
05/15/2042	3.500%	5,318,596	697,854
CMO Series 4147 Class CI
01/15/2041	3.500%	8,940,661	1,285,821
CMO Series 4148 Class BI
02/15/2041	4.000%	5,608,712	738,359
CMO Series 4177 Class IY
03/15/2043	4.000%	11,708,433	2,583,767
CMO Series 4182 Class DI
05/15/2039	3.500%	13,718,069	1,449,815
CMO Series 4213 Class DI
06/15/2038	3.500%	9,638,038	864,227
CMO Series 4215 Class IL
07/15/2041	3.500%	9,294,165	1,072,637
Federal Home Loan Mortgage Corp.(g),(i)
CMO Series 4068 Class GI
09/15/2036	1.426%	10,850,637	479,772
CMO Series 4107 Class KS
06/15/2038	1.279%	8,640,172	466,543
CMO Series 4620 Class AS
11/15/2042	1.242%	15,943,219	712,003
Federal Home Loan Mortgage Corp.(b)
CMO Series 4119 Class SP
1-month USD LIBOR + 2.571% 10/15/2042	1.475%	190,425	193,085

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
May 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
09/01/2022- 10/01/2037	6.500%	4,579,849	5,131,169
11/01/2022- 09/01/2036	6.000%	878,354	969,143
03/01/2023- 04/01/2041	5.500%	6,547,218	7,224,157
06/01/2025- 08/01/2047	4.500%	113,446,755	119,432,632
02/01/2027- 01/01/2047	3.000%	168,772,422	165,242,334
05/01/2027	2.500%	10,419,163	10,240,541
04/01/2029- 09/01/2041	5.000%	41,272,624	44,351,618
11/01/2037	8.500%	33,280	40,166
11/01/2040- 08/01/2045	4.000%	88,165,087	90,665,677
03/01/2042- 12/01/2047	3.500%	184,560,181	184,962,599
CMO Series 2017-72 Class B
09/25/2047	3.000%	17,225,387	17,010,107
Federal National Mortgage Association(h)
06/18/2033	2.500%	37,000,000	36,069,883
06/18/2033- 06/13/2048	3.000%	77,500,000	76,852,694
06/13/2048	3.500%	88,000,000	87,793,746
06/13/2048	4.000%	38,000,000	38,849,064
Federal National Mortgage Association(j)
09/01/2040	4.000%	11,417,525	11,756,801
Federal National Mortgage Association(b),(i)
CMO Series 2003-117 Class KS
1-month USD LIBOR + 7.100% 08/25/2033	5.140%	29,659	87
CMO Series 2005-74 Class NI
1-month USD LIBOR + 6.080% 05/25/2035	4.120%	14,520,103	1,401,326
CMO Series 2007-54 Class DI
1-month USD LIBOR + 6.100% 06/25/2037	4.140%	11,680,658	1,761,516
CMO Series 2012-80 Class DS
1-month USD LIBOR + 6.650% 06/25/2039	4.690%	4,752,953	581,454
CMO Series 2013-97 Class SB
1-month USD LIBOR + 6.100% 06/25/2032	4.140%	8,122,127	683,277
CMO Series 2014-93 Class ES
1-month USD LIBOR + 6.150% 01/25/2045	4.190%	19,124,658	3,184,418
CMO Series 2016-101 Class SK
1-month USD LIBOR + 5.950% 01/25/2047	3.990%	36,176,858	6,773,057
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-42 Class SB
1-month USD LIBOR + 6.000% 07/25/2046	4.040%	34,028,954	6,103,709
Federal National Mortgage Association(g),(i)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	9,138,028	1
CMO Series 2016-62 Class AS
09/25/2046	1.312%	28,178,417	1,086,763
Federal National Mortgage Association(i)
CMO Series 2012-118 Class BI
12/25/2039	3.500%	22,724,444	3,282,005
CMO Series 2012-121 Class GI
08/25/2039	3.500%	6,774,864	897,754
CMO Series 2012-129 Class IC
01/25/2041	3.500%	11,236,206	1,789,424
CMO Series 2012-133 Class EI
07/25/2031	3.500%	4,345,363	489,560
CMO Series 2012-134 Class AI
07/25/2040	3.500%	17,741,693	2,631,487
CMO Series 2012-144 Class HI
07/25/2042	3.500%	4,757,269	593,208
CMO Series 2012-96 Class CI
04/25/2039	3.500%	7,674,229	757,352
CMO Series 2013-1 Class AI
02/25/2043	3.500%	5,180,347	1,083,909
CMO Series 2013-1 Class BI
02/25/2040	3.500%	3,531,512	357,763
CMO Series 2013-16 Class
01/25/2040	3.500%	11,899,539	1,454,890
CMO Series 2013-41 Class IY
05/25/2040	3.500%	13,826,740	1,516,934
CMO Series 2013-6 Class MI
02/25/2040	3.500%	11,022,238	1,540,144
CMO Series 417 Class C4
02/25/2043	3.500%	16,839,643	3,566,906
Government National Mortgage Association
03/15/2030	7.000%	11,651	11,682
12/15/2031- 02/15/2032	6.500%	203,854	227,508
12/15/2032	6.000%	64,957	73,364
09/15/2033- 08/20/2040	5.000%	13,269,853	14,175,499
Government National Mortgage Association(h)
06/20/2048	3.000%	47,000,000	46,056,329
06/20/2048	3.500%	20,500,000	20,624,121
06/20/2048	4.500%	112,000,000	116,567,494

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Quality Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(i)
CMO Series 2012-121 Class PI
09/16/2042	4.500%	7,900,279	1,430,887
CMO Series 2012-129 Class AI
08/20/2037	3.000%	9,147,203	903,835
CMO Series 2014-131 Class EI
09/16/2039	4.000%	14,118,952	2,143,562
CMO Series 2015-175 Class AI
10/16/2038	3.500%	28,411,598	3,916,939
Government National Mortgage Association(b),(i)
CMO Series 2014-131 Class BS
1-month USD LIBOR + 6.200% 09/16/2044	4.266%	17,469,988	3,656,963
CMO Series 2015-144 Class SA
1-month USD LIBOR + 6.200% 10/20/2045	4.252%	16,688,897	3,260,652
CMO Series 2016-108 Class SN
1-month USD LIBOR + 6.080% 08/20/2046	4.132%	9,684,851	1,919,513
CMO Series 2016-146 Class NS
1-month USD LIBOR + 6.100% 10/20/2046	4.152%	11,404,564	2,192,086
Total Residential Mortgage-Backed Securities - Agency (Cost $1,769,511,864)			1,724,706,531

Residential Mortgage-Backed Securities - Non-Agency 16.0%

Angel Oak Mortgage Trust I LLC(a)
CMO Series 2016-1 Class A1
07/25/2046	3.500%	8,333,982	8,291,366
Angel Oak Mortgage Trust I LLC(a),(g)
CMO Series 2017-2 Class M1
07/25/2047	3.737%	9,583,000	9,419,046
Angel Oak Mortgage Trust LLC(a)
CMO Series 2015-1
11/25/2045	4.500%	230,061	230,294
Angel Oak Mortgage Trust LLC(a),(g)
CMO Series 2017-1 Class M1
01/25/2047	4.629%	4,545,000	4,541,898
CMO Series 2017-3 Class M1
11/25/2047	3.900%	4,500,000	4,483,980
Arroyo Mortgage Trust(a)
CMO Series 2018-1 Class A2
04/25/2048	4.016%	7,500,000	7,540,792
CMO Series 2018-1 Class A3
04/25/2048	4.218%	11,000,000	11,059,896
ASG Resecuritization Trust(a),(g)
CMO Series 2013-2 Class 2A70
11/28/2035	3.479%	1,093,884	1,094,150
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bayview Opportunity Master Fund IIIa Trust(a)
Series 2017-RN8 Class A1
11/28/2032	3.352%	6,972,403	6,971,959
Bayview Opportunity Master Fund IVb Trust(a)
Subordinated, CMO Series 2016-SPL2 Class B3
06/28/2053	5.500%	6,983,050	7,261,628
Bayview Opportunity Master Fund Trust IIb(a),(e)
CMO Series 2018-RN5 Class A1
04/28/2033	3.820%	24,710,090	24,710,090
BCAP LLC Trust(a),(g)
CMO Series 2012-RR10 Class 2A1
09/26/2036	3.594%	943,548	945,879
CMO Series 2012-RR7 Class 2A3
07/26/2036	3.940%	702,602	701,196
CMO Series 2014-RR3 Class 3A1
07/26/2036	2.037%	138,732	138,709
BCAP LLC Trust(a)
CMO Series 2013-RR1 Class 10A1
10/26/2036	3.000%	820,773	820,522
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.750% 05/25/2023	4.673%	7,000,000	6,999,980
CIM Trust(a),(b)
CMO Series 2015-3AG Class A2
1-month USD LIBOR + 3.500% 10/25/2057	5.483%	5,000,000	5,105,403
CIM Trust(a)
CMO Series 2017-6 Class A1
06/25/2057	3.015%	5,858,470	5,714,750
Citigroup Mortgage Loan Trust, Inc.(a),(g)
CMO Series 2009-11 Class 1A2
02/25/2037	3.777%	710,197	686,113
CMO Series 2014-A Class B2
01/25/2035	5.472%	2,046,545	2,173,124
CMO Series 2014-C Class A
02/25/2054	3.250%	851,524	835,511
CMO Series 2015-A Class B3
06/25/2058	4.500%	3,292,802	3,159,417
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2015-RP2 Class B2
01/25/2053	4.250%	5,508,196	5,344,147
COLT LLC(a),(b)
CMO Series 15-1 Class A1V
1-month USD LIBOR + 3.000% 12/26/2045	4.960%	228,966	229,227
COLT Mortgage Loan Trust(a)
CMO Series 2016-1 Class A2
05/25/2046	3.500%	2,894,999	2,904,016

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
May 31, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-1 Class A3
02/25/2048	3.084%	3,742,551	3,729,395
CMO Series 2018-2 Class M1
07/27/2048	4.587%	5,000,000	4,999,909
COLT Mortgage Loan Trust(a),(g)
CMO Series 2016-2 Class A2
09/25/2046	3.250%	2,428,909	2,427,092
CMO Series 2016-3 Class M1
12/26/2046	5.500%	9,820,000	9,819,175
Credit Suisse Mortgage Capital Certificates(a)
CMO Series 2010-9R Class 10A5
04/27/2037	4.000%	1,757,100	1,752,465
Credit Suisse Mortgage Capital Certificates(a),(g)
CMO Series 2011-2R Class 2A9
07/27/2036	3.869%	6,985,000	7,344,558
CMO Series 2013-2R Class 1A5
05/27/2036	3.620%	3,057,690	3,057,325
CMO Series 2014-2R Class 17A2
04/27/2037	4.132%	2,229,578	2,219,914
Credit Suisse Securities (U.S.A.) LLC(a)
CMO Series 2014-5R Class 5A2
07/27/2037	3.250%	1,491,635	1,464,400
Deephaven Residential Mortgage Trust(a)
CMO Series 2017-3A Class A3
10/25/2047	2.813%	3,483,952	3,442,846
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
CMO Series 2003-1 Class 1A7
04/25/2033	5.500%	219,556	215,985
GCAT (a)
CMO Series 2017-1 Class A2
03/25/2047	3.375%	2,652,814	2,634,984
Grand Avenue Mortgage Loan Trust(a)
CMO Series 2017-RPL1 Class A1
08/25/2064	3.250%	9,627,860	9,495,703
Jefferies Resecuritization Trust(a)
CMO Series 2014-R1 Class 1A1
12/27/2037	4.000%	94,289	94,052
Mill City Mortgage Trust(a),(g)
CMO Series 2015-2 Class M2
09/25/2057	3.776%	5,778,000	5,894,359
New Residential Mortgage LLC(a)
Subordinated, CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	9,500,000	9,524,918
New Residential Mortgage LLC(a),(e)
Subordinated, CMO Series 2018-FNT1 Class E
05/25/2023	4.890%	3,900,000	3,900,000
New Residential Mortgage Loan Trust(a),(g),(i)
CMO Series 2014-1A Class AIO
01/25/2054	2.277%	28,617,290	1,314,186
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class C
01/25/2023	3.981%	6,338,066	6,295,595
Subordinated, CMO Series 2018-PLS2 Class B
02/25/2023	3.709%	5,555,127	5,536,926
Oak Hill Advisors Residential Loan Trust(a)
CMO Series 2017-NPL1 Class A1
06/25/2057	3.000%	3,892,544	3,892,535
Oaktown Re Ltd.(a),(b),(e)
CMO Series 2017-1A Class M1
1-month USD LIBOR + 2.250% 04/25/2027	4.210%	3,365,517	3,351,883
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2017-GT2 Class A
1-month USD LIBOR + 4.000% 08/25/2023	5.960%	18,700,000	18,843,971
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% 02/25/2023	4.810%	18,000,000	18,110,322
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2017-2A Class A1
09/25/2022	3.470%	15,232,719	15,232,498
Preston Ridge Partners Mortgage LLC(a),(g)
CMO Series 2017-3A Class A1
11/25/2022	3.470%	8,850,225	8,824,102
CMO Series 2018-1A Class A1
04/25/2023	3.750%	9,222,091	9,192,090
Pretium Mortgage Credit Partners I(a)
CMO Series 2017-NPL2 Class A1
03/28/2057	3.250%	3,230,654	3,212,516
RBSSP Resecuritization Trust(a),(g)
CMO Series 2012-1 Class 5A2
12/27/2035	3.576%	4,186,123	4,197,243
RBSSP Resecuritization Trust(a)
CMO Series 2012-5 Class 2A1
07/26/2036	5.750%	1,671,315	1,688,170
SGR Residential Mortgage Trust(a)
CMO Series 2016-1 Class A1
11/25/2046	3.750%	2,223,030	2,218,309
Sunset Mortgage Loan Co., LLC(a)
CMO Series 2017-NPL1 Class A
06/15/2047	3.500%	9,759,606	9,761,217
Vendee Mortgage Trust(g),(i)
CMO Series 1998-1 Class 2IO
03/15/2028	0.253%	1,340,699	8,459
CMO Series 1998-3 Class IO
03/15/2029	0.103%	1,629,884	1,704

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Quality Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verus Securitization Trust(a),(g)
CMO Series 2018-INV1 Class A2
03/25/2058	3.857%	2,646,266	2,656,296
CMO Series 2018-INV1 Class A3
03/25/2058	4.052%	3,479,350	3,492,518
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $308,732,096)			311,210,713

Money Market Funds 2.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.907%(k),(l)	55,502,771	55,502,771
Total Money Market Funds (Cost $55,501,999)		55,502,771
Total Investments in Securities (Cost: $2,575,900,801)		2,529,980,414
Other Assets & Liabilities, Net		(584,635,300)
Net Assets		1,945,345,114
At May 31, 2018, securities and/or cash totaling $782,116 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	506	09/2018	USD	60,956,282	576,068	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(20)	09/2018	USD	(2,936,902)	—	(58,168)
U.S. Treasury 5-Year Note	(418)	09/2018	USD	(47,546,108)	—	(271,904)
Total					—	(330,072)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	4.367	USD	5,000,000	(433,500)	2,917	—	(500,972)	70,389	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
May 31, 2018
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At May 31, 2018, the value of these securities amounted to $665,747,568, which represents 34.22% of net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of May 31, 2018.
(c)	Represents shares owned in the residual interest of an asset-backed securitization.
(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2018, the value of these securities amounted to $18,196,500, which represents 0.94% of net assets.
(e)	Valuation based on significant unobservable inputs.
(f)	Zero coupon bond.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of May 31, 2018.
(h)	Represents a security purchased on a when-issued basis.
(i)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(j)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(k)	The rate shown is the seven-day current annualized yield at May 31, 2018.
(l)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.907%
	1,356,166	584,232,837	(530,086,232)	55,502,771	(386)	772	135,334	55,502,771
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Quality Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	191,714,619	15,448,523	—	207,163,142
Commercial Mortgage-Backed Securities - Agency	—	83,797,396	—	—	83,797,396
Commercial Mortgage-Backed Securities - Non-Agency	—	141,093,361	6,506,500	—	147,599,861
Residential Mortgage-Backed Securities - Agency	—	1,724,706,531	—	—	1,724,706,531
Residential Mortgage-Backed Securities - Non-Agency	—	279,248,740	31,961,973	—	311,210,713
Money Market Funds	—	—	—	55,502,771	55,502,771
Total Investments in Securities	—	2,420,560,647	53,916,996	55,502,771	2,529,980,414
Investments in Derivatives
Asset
Futures Contracts	576,068	—	—	—	576,068
Swap Contracts	—	70,389	—	—	70,389
Liability
Futures Contracts	(330,072)	—	—	—	(330,072)
Total	245,996	2,420,631,036	53,916,996	55,502,771	2,530,296,799
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
May 31, 2018
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 05/31/2017 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 05/31/2018 ($)
Asset-Backed Securities — Non-Agency	20,928,004	–	–	(5,479,481)	–	–	–	–	15,448,523
Commercial Mortgage-Backed Securities — Non-Agency	–	–	–	6,500	6,500,000	–	–	–	6,506,500
Residential Mortgage-Backed Securities — Non-Agency	38,306,585	268,060	59,444	(431,436)	28,899,499	(35,140,179)	–	–	31,961,973
Total	59,234,589	268,060	59,444	(5,904,417)	35,399,499	(35,140,179)			53,916,996
(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2018 was $(5,486,114), which is comprised of Asset-Backed Securities — Non-Agency of $(5,479,481), Commercial Mortgage-Backed Securities — Non-Agency of $6,500 and Residential Mortgage-Backed Securities — Non-Agency of $(13,133).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential, commercial, and asset backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Quality Income Fund | Annual Report 2018

Statement of Assets and Liabilities
May 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,520,398,802)	$2,474,477,643
Affiliated issuers (cost $55,501,999)	55,502,771
Cash collateral held at broker for:
Swap contracts	430,000
Unrealized appreciation on swap contracts	70,389
Receivable for:
Investments sold	184,275
Investments sold on a delayed delivery basis	118,661,663
Capital shares sold	4,467,811
Dividends	80,464
Interest	7,542,740
Variation margin for futures contracts	71,156
Expense reimbursement due from Investment Manager	625
Prepaid expenses	909
Total assets	2,661,490,446
Liabilities
Due to custodian	196,636
Upfront receipts on swap contracts	500,972
Payable for:
Investments purchased	5,021,570
Investments purchased on a delayed delivery basis	703,647,707
Capital shares purchased	2,067,049
Distributions to shareholders	4,243,470
Variation margin for futures contracts	17,156
Management services fees	26,031
Distribution and/or service fees	4,213
Transfer agent fees	173,437
Compensation of board members	135,750
Other expenses	111,341
Total liabilities	716,145,332
Net assets applicable to outstanding capital stock	$1,945,345,114
Represented by
Paid in capital	2,031,126,881
Excess of distributions over net investment income	(2,145,174)
Accumulated net realized loss	(38,032,591)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(45,921,159)
Investments - affiliated issuers	772
Futures contracts	245,996
Swap contracts	70,389
Total - representing net assets applicable to outstanding capital stock	$1,945,345,114
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2018	17

Statement of Assets and Liabilities  (continued)
May 31, 2018
Class A
Net assets	$494,615,607
Shares outstanding	92,646,473
Net asset value per share	$5.34
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$5.51
Advisor Class
Net assets	$85,695,250
Shares outstanding	16,061,376
Net asset value per share	$5.34
Class C
Net assets	$29,850,193
Shares outstanding	5,582,289
Net asset value per share	$5.35
Institutional Class
Net assets	$534,970,399
Shares outstanding	100,279,742
Net asset value per share	$5.33
Institutional 2 Class
Net assets	$34,202,616
Shares outstanding	6,408,762
Net asset value per share	$5.34
Institutional 3 Class
Net assets	$765,036,507
Shares outstanding	143,991,353
Net asset value per share	$5.31
Class R
Net assets	$734,719
Shares outstanding	137,777
Net asset value per share	$5.33
Class T
Net assets	$239,823
Shares outstanding	44,793
Net asset value per share	$5.35
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$5.49
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Quality Income Fund | Annual Report 2018

Statement of Operations
Year Ended May 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$7,128,374
Dividends — affiliated issuers	135,334
Interest	65,363,644
Total income	72,627,352
Expenses:
Management services fees	10,134,090
Distribution and/or service fees
Class A	1,329,284
Class B	419
Class C	367,594
Class R	4,250
Class T	907
Transfer agent fees
Class A	867,785
Advisor Class	138,037
Class B	69
Class C	59,439
Institutional Class	961,932
Institutional 2 Class	20,853
Institutional 3 Class	65,176
Class K	316
Class R	1,373
Class T	586
Plan administration fees
Class K	1,398
Compensation of board members	52,138
Custodian fees	52,126
Printing and postage fees	121,672
Registration fees	165,239
Audit fees	47,428
Legal fees	26,924
Compensation of chief compliance officer	439
Other	46,940
Total expenses	14,466,414
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(139,746)
Expense reduction	(5,438)
Total net expenses	14,321,230
Net investment income	58,306,122
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(13,433,663)
Investments — affiliated issuers	(386)
Futures contracts	3,008,151
Options purchased	2,250
Options contracts written	2,946,250
Swap contracts	(406,841)
Net realized loss	(7,884,239)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(52,922,241)
Investments — affiliated issuers	772
Futures contracts	198,767
Options purchased	6,210,301
Swap contracts	2,223,205
Net change in unrealized appreciation (depreciation)	(44,289,196)
Net realized and unrealized loss	(52,173,435)
Net increase in net assets resulting from operations	$6,132,687
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2018	19

Statement of Changes in Net Assets
	Year Ended May 31, 2018	Year Ended May 31, 2017
Operations
Net investment income	$58,306,122	$56,304,395
Net realized loss	(7,884,239)	(646,886)
Net change in unrealized appreciation (depreciation)	(44,289,196)	4,379,934
Net increase in net assets resulting from operations	6,132,687	60,037,443
Distributions to shareholders
Net investment income
Class A	(14,976,215)	(13,216,391)
Advisor Class	(2,617,271)	(1,597,816)
Class B	(715)	(8,121)
Class C	(758,454)	(639,691)
Class I	—	(15,568,922)
Institutional Class	(18,227,707)	(12,969,170)
Institutional 2 Class	(1,158,252)	(612,312)
Institutional 3 Class	(25,464,498)	(5,050,863)
Class K	(16,907)	(14,134)
Class R	(21,778)	(2,911)
Class T	(10,169)	(244,894)
Net realized gains
Class A	—	(3,226,377)
Advisor Class	—	(312,217)
Class B	—	(3,439)
Class C	—	(250,671)
Class I	—	(3,791,333)
Institutional Class	—	(2,694,538)
Institutional 2 Class	—	(125,525)
Institutional 3 Class	—	(273,873)
Class K	—	(3,168)
Class R	—	(211)
Class T	—	(14,495)
Total distributions to shareholders	(63,251,966)	(60,621,072)
Decrease in net assets from capital stock activity	(114,948,292)	(15,234,901)
Total decrease in net assets	(172,067,571)	(15,818,530)
Net assets at beginning of year	2,117,412,685	2,133,231,215
Net assets at end of year	$1,945,345,114	$2,117,412,685
Undistributed (excess of distributions over) net investment income	$(2,145,174)	$1,910,591
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Quality Income Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2018		May 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	15,276,014	82,589,779	36,328,183	198,903,271
Distributions reinvested	2,028,783	10,957,776	2,426,993	13,231,997
Redemptions	(26,733,706)	(144,169,830)	(59,090,817)	(320,672,023)
Net decrease	(9,428,909)	(50,622,275)	(20,335,641)	(108,536,755)
Advisor Class
Subscriptions	6,756,009	36,451,754	9,587,996	52,178,372
Distributions reinvested	345,841	1,864,444	279,556	1,522,923
Redemptions	(5,724,430)	(30,785,797)	(4,656,942)	(25,313,329)
Net increase	1,377,420	7,530,401	5,210,610	28,387,966
Class B
Subscriptions	3	19	19,107	105,533
Distributions reinvested	77	421	1,752	9,553
Redemptions	(62,838)	(341,852)	(122,243)	(666,132)
Net decrease	(62,758)	(341,412)	(101,384)	(551,046)
Class C
Subscriptions	718,210	3,886,951	2,745,326	15,088,380
Distributions reinvested	131,149	709,364	144,040	785,607
Redemptions	(3,516,185)	(19,049,118)	(3,285,146)	(17,883,970)
Net decrease	(2,666,826)	(14,452,803)	(395,780)	(2,009,983)
Class I
Subscriptions	—	—	24,995,674	136,693,088
Distributions reinvested	—	—	3,322,273	18,110,620
Redemptions	—	—	(163,879,456)	(886,365,154)
Net decrease	—	—	(135,561,509)	(731,561,446)
Institutional Class
Subscriptions	30,328,904	164,062,616	83,364,175	452,082,581
Distributions reinvested	2,200,199	11,865,082	1,705,367	9,295,567
Redemptions	(45,202,401)	(243,562,007)	(71,712,935)	(389,068,177)
Net increase (decrease)	(12,673,298)	(67,634,309)	13,356,607	72,309,971
Institutional 2 Class
Subscriptions	4,599,102	24,968,932	2,098,152	11,457,175
Distributions reinvested	214,997	1,158,037	135,078	736,033
Redemptions	(3,108,600)	(16,604,302)	(1,688,614)	(9,211,496)
Net increase	1,705,499	9,522,667	544,616	2,981,712
Institutional 3 Class
Subscriptions	18,568,986	100,096,625	145,085,760	780,843,733
Distributions reinvested	4,742,690	25,464,122	980,034	5,322,942
Redemptions	(23,030,651)	(123,200,612)	(11,193,586)	(60,676,799)
Net increase	281,025	2,360,135	134,872,208	725,489,876
Class K
Subscriptions	12,014	64,756	18,552	100,776
Distributions reinvested	2,996	16,182	3,132	17,036
Redemptions	(146,774)	(778,876)	(3,259)	(17,603)
Net increase (decrease)	(131,764)	(697,938)	18,425	100,209
Class R
Subscriptions	54,864	294,188	234,377	1,274,505
Distributions reinvested	3,891	21,003	530	2,892
Redemptions	(100,637)	(543,451)	(57,090)	(310,623)
Net increase (decrease)	(41,882)	(228,260)	177,817	966,774
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2018	21

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2018		May 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Class T
Subscriptions	7	38	9,890,301	53,511,787
Distributions reinvested	1,823	9,888	47,792	259,134
Redemptions	(72,464)	(394,424)	(10,475,016)	(56,583,100)
Net decrease	(70,634)	(384,498)	(536,923)	(2,812,179)
Total net decrease	(21,712,127)	(114,948,292)	(2,750,954)	(15,234,901)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Quality Income Fund | Annual Report 2018

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Columbia Quality Income Fund | Annual Report 2018	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2018	$5.48	0.14	(0.13)	0.01	(0.15)	—	(0.15)
Year Ended 5/31/2017	$5.48	0.13	0.01	0.14	(0.11)	(0.03)	(0.14)
Year Ended 5/31/2016	$5.55	0.13	(0.05)	0.08	(0.13)	(0.02)	(0.15)
Year Ended 5/31/2015	$5.48	0.13	0.08	0.21	(0.14)	—	(0.14)
Year Ended 5/31/2014	$5.56	0.12	(0.01)	0.11	(0.17)	(0.02)	(0.19)
Advisor Class
Year Ended 5/31/2018	$5.48	0.15	(0.12)	0.03	(0.17)	—	(0.17)
Year Ended 5/31/2017	$5.47	0.14	0.02	0.16	(0.12)	(0.03)	(0.15)
Year Ended 5/31/2016	$5.55	0.14	(0.06)	0.08	(0.14)	(0.02)	(0.16)
Year Ended 5/31/2015	$5.48	0.15	0.07	0.22	(0.15)	—	(0.15)
Year Ended 5/31/2014	$5.56	0.14	(0.01)	0.13	(0.19)	(0.02)	(0.21)
Class C
Year Ended 5/31/2018	$5.49	0.10	(0.13)	(0.03)	(0.11)	—	(0.11)
Year Ended 5/31/2017	$5.49	0.09	0.01	0.10	(0.07)	(0.03)	(0.10)
Year Ended 5/31/2016	$5.56	0.09	(0.05)	0.04	(0.09)	(0.02)	(0.11)
Year Ended 5/31/2015	$5.49	0.09	0.08	0.17	(0.10)	—	(0.10)
Year Ended 5/31/2014	$5.57	0.08	(0.01)	0.07	(0.13)	(0.02)	(0.15)
Institutional Class
Year Ended 5/31/2018	$5.48	0.15	(0.13)	0.02	(0.17)	—	(0.17)
Year Ended 5/31/2017	$5.47	0.14	0.02	0.16	(0.12)	(0.03)	(0.15)
Year Ended 5/31/2016	$5.55	0.14	(0.06)	0.08	(0.14)	(0.02)	(0.16)
Year Ended 5/31/2015	$5.48	0.14	0.08	0.22	(0.15)	—	(0.15)
Year Ended 5/31/2014	$5.56	0.13	(0.00) (e)	0.13	(0.19)	(0.02)	(0.21)
Institutional 2 Class
Year Ended 5/31/2018	$5.48	0.16	(0.13)	0.03	(0.17)	—	(0.17)
Year Ended 5/31/2017	$5.48	0.15	0.01	0.16	(0.13)	(0.03)	(0.16)
Year Ended 5/31/2016	$5.55	0.15	(0.05)	0.10	(0.15)	(0.02)	(0.17)
Year Ended 5/31/2015	$5.48	0.15	0.07	0.22	(0.15)	—	(0.15)
Year Ended 5/31/2014	$5.56	0.14	(0.01)	0.13	(0.19)	(0.02)	(0.21)
Institutional 3 Class
Year Ended 5/31/2018	$5.46	0.16	(0.14)	0.02	(0.17)	—	(0.17)
Year Ended 5/31/2017	$5.45	0.17	0.00 (e)	0.17	(0.13)	(0.03)	(0.16)
Year Ended 5/31/2016	$5.52	0.15	(0.05)	0.10	(0.15)	(0.02)	(0.17)
Year Ended 5/31/2015(f)	$5.44	0.10	0.08	0.18	(0.10)	—	(0.10)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Quality Income Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2018	$5.34	0.22%	0.93%	0.91% (c)	2.58%	311%	$494,616
Year Ended 5/31/2017	$5.48	2.56%	0.91% (d)	0.88% (c),(d)	2.32%	338%	$559,807
Year Ended 5/31/2016	$5.48	1.45%	0.97%	0.89% (c)	2.39%	328%	$670,575
Year Ended 5/31/2015	$5.55	3.80%	0.97%	0.87% (c)	2.34%	358%	$575,613
Year Ended 5/31/2014	$5.48	2.13%	0.95%	0.86% (c)	2.23%	413%	$560,484
Advisor Class
Year Ended 5/31/2018	$5.34	0.48%	0.67%	0.67% (c)	2.83%	311%	$85,695
Year Ended 5/31/2017	$5.48	3.01%	0.66% (d)	0.63% (c),(d)	2.64%	338%	$80,482
Year Ended 5/31/2016	$5.47	1.51%	0.72%	0.65% (c)	2.64%	328%	$51,857
Year Ended 5/31/2015	$5.55	4.07%	0.72%	0.63% (c)	2.67%	358%	$21,401
Year Ended 5/31/2014	$5.48	2.40%	0.70%	0.61% (c)	2.54%	413%	$12,510
Class C
Year Ended 5/31/2018	$5.35	(0.53%)	1.67%	1.66% (c)	1.84%	311%	$29,850
Year Ended 5/31/2017	$5.49	1.80%	1.66% (d)	1.63% (c),(d)	1.58%	338%	$45,314
Year Ended 5/31/2016	$5.49	0.68%	1.72%	1.64% (c)	1.63%	328%	$47,429
Year Ended 5/31/2015	$5.56	3.04%	1.71%	1.62% (c)	1.58%	358%	$36,855
Year Ended 5/31/2014	$5.49	1.37%	1.70%	1.61% (c)	1.49%	413%	$38,790
Institutional Class
Year Ended 5/31/2018	$5.33	0.29%	0.67%	0.66% (c)	2.83%	311%	$534,970
Year Ended 5/31/2017	$5.48	3.01%	0.66% (d)	0.63% (c),(d)	2.60%	338%	$619,001
Year Ended 5/31/2016	$5.47	1.51%	0.72%	0.64% (c)	2.63%	328%	$545,140
Year Ended 5/31/2015	$5.55	4.07%	0.71%	0.62% (c)	2.58%	358%	$447,990
Year Ended 5/31/2014	$5.48	2.40%	0.70%	0.61% (c)	2.46%	413%	$452,308
Institutional 2 Class
Year Ended 5/31/2018	$5.34	0.58%	0.57%	0.57%	2.91%	311%	$34,203
Year Ended 5/31/2017	$5.48	2.90%	0.55% (d)	0.54% (d)	2.70%	338%	$25,782
Year Ended 5/31/2016	$5.48	1.82%	0.57%	0.54%	2.74%	328%	$22,770
Year Ended 5/31/2015	$5.55	4.15%	0.57%	0.54%	2.71%	358%	$11,921
Year Ended 5/31/2014	$5.48	2.47%	0.57%	0.53%	2.62%	413%	$5,539
Institutional 3 Class
Year Ended 5/31/2018	$5.31	0.43%	0.52%	0.52%	2.98%	311%	$765,037
Year Ended 5/31/2017	$5.46	3.16%	0.51% (d)	0.51% (d)	3.13%	338%	$784,343
Year Ended 5/31/2016	$5.45	1.84%	0.52%	0.49%	2.75%	328%	$48,156
Year Ended 5/31/2015(f)	$5.52	3.41%	0.52% (g)	0.50% (g)	2.81% (g)	358%	$1,228
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2018	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 5/31/2018	$5.48	0.13	(0.14)	(0.01)	(0.14)	—	(0.14)
Year Ended 5/31/2017	$5.47	0.14	(0.01) (h)	0.13	(0.09)	(0.03)	(0.12)
Year Ended 5/31/2016(i)	$5.43	0.03	0.03 (h)	0.06	(0.02)	—	(0.02)
Class T
Year Ended 5/31/2018	$5.49	0.14	(0.13)	0.01	(0.15)	—	(0.15)
Year Ended 5/31/2017	$5.49	0.12	0.02	0.14	(0.11)	(0.03)	(0.14)
Year Ended 5/31/2016	$5.56	0.14	(0.06)	0.08	(0.13)	(0.02)	(0.15)
Year Ended 5/31/2015	$5.49	0.13	0.08	0.21	(0.14)	—	(0.14)
Year Ended 5/31/2014	$5.58	0.12	(0.02)	0.10	(0.17)	(0.02)	(0.19)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R	Class T
05/31/2017	0.02%	0.02%	0.02%	0.02%	0.02%	0.01%	0.01%	0.02%

(e)	Rounds to zero.
(f)	Institutional 3 Class shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(i)	Class R shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Quality Income Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 5/31/2018	$5.33	(0.21%)	1.17%	1.16% (c)	2.34%	311%	$735
Year Ended 5/31/2017	$5.48	2.50%	1.17% (d)	1.14% (c),(d)	2.58%	338%	$984
Year Ended 5/31/2016(i)	$5.47	1.20%	1.20% (g)	1.15% (g)	1.95% (g)	328%	$10
Class T
Year Ended 5/31/2018	$5.35	0.23%	0.92%	0.91% (c)	2.62%	311%	$240
Year Ended 5/31/2017	$5.49	2.55%	0.91% (d)	0.88% (c),(d)	2.22%	338%	$634
Year Ended 5/31/2016	$5.49	1.46%	0.98%	0.88% (c)	2.50%	328%	$3,581
Year Ended 5/31/2015	$5.56	3.80%	0.98%	0.88% (c)	2.38%	358%	$34,319
Year Ended 5/31/2014	$5.49	1.94%	0.95%	0.86% (c)	2.22%	413%	$7,393
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2018	27

Notes to Financial Statements
May 31, 2018
Note 1. Organization
Columbia Quality Income Fund (formerly known as Columbia U.S. Government Mortgage Fund) (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective April 20, 2018, Columbia U.S. Government Mortgage Fund was renamed Columbia Quality Income Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
28	Columbia Quality Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility
Columbia Quality Income Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
May 31, 2018
(including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
30	Columbia Quality Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in interest rates and to manage volatility and interest rate risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Columbia Quality Income Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
May 31, 2018
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
32	Columbia Quality Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	70,389*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	576,068*
Total		646,457

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Upfront receipts on swap contracts	500,972
Interest rate risk	Net assets — unrealized depreciation on futures contracts	330,072*
Total		831,044

Columbia Quality Income Fund | Annual Report 2018	33

Notes to Financial Statements  (continued)
May 31, 2018
*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(406,841)	(406,841)
Interest rate risk	3,008,151	2,946,250	2,250	—	5,956,651
Total	3,008,151	2,946,250	2,250	(406,841)	5,549,810

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	2,223,205	2,223,205
Interest rate risk	198,767	6,210,301	—	6,409,068
Total	198,767	6,210,301	2,223,205	8,632,273
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	94,138,885
Futures contracts — short	298,825,689
Credit default swap contracts — sell protection	54,050,000

Derivative instrument	Average value ($)*
Options contracts — purchased	3,313,335
Options contracts — written	(1,239,761)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2018.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
34	Columbia Quality Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Columbia Quality Income Fund | Annual Report 2018	35

Notes to Financial Statements  (continued)
May 31, 2018
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2018:
JPMorgan ($)
Liabilities
OTC credit default swap contracts (a)	430,583
Total financial and derivative net assets	(430,583)
Total collateral received (pledged) (b)	(430,000)
Net amount (c)	(583)

(a)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
36	Columbia Quality Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2018 was 0.49% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Columbia Quality Income Fund | Annual Report 2018	37

Notes to Financial Statements  (continued)
May 31, 2018
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Class K and Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
For the year ended May 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Advisor Class	0.16
Class B	0.03 (a)
Class C	0.16
Institutional Class	0.16
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class K	0.04 (a)
Class R	0.16
Class T	0.16

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $5,438.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class B, Class C, Class R and Class T shares, respectively. For Class B and Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for
38	Columbia Quality Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and shareholder services fee for Class B shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $269,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2018, if any, are listed below:
Amount ($)
Class A	153,195
Class C	7,168
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2017 through September 30, 2018	Prior to October 1, 2017
Class A	0.93%	0.90%
Advisor Class	0.68	0.65
Class C	1.68	1.65
Institutional Class	0.68	0.65
Institutional 2 Class	0.57	0.57
Institutional 3 Class	0.52	0.52
Class K	0.82	0.82
Class R	1.18	1.15
Class T	0.93	0.90
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Quality Income Fund | Annual Report 2018	39

Notes to Financial Statements  (continued)
May 31, 2018
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, capital loss carryforwards, trustees’ deferred compensation, distributions, principal and/or interest from fixed income securities and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
890,079	(890,079)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2018			Year Ended May 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
63,251,966	—	63,251,966	57,701,303	2,919,769	60,621,072
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes. At May 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
16,456	—	(29,351,052)	(52,070,244)
At May 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
2,582,367,043	10,013,502	(62,083,746)	(52,070,244)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended May 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	29,351,052	29,351,052	—	—	—
40	Columbia Quality Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $7,992,816,814 and $8,040,105,169, respectively, for the year ended May 31, 2018, of which $7,322,009,765 and $7,504,126,692, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended May 31, 2018.
Columbia Quality Income Fund | Annual Report 2018	41

Notes to Financial Statements  (continued)
May 31, 2018
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At May 31, 2018, one unaffiliated shareholder of record owned 17.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 44.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
42	Columbia Quality Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Quality Income Fund | Annual Report 2018	43

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Quality Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Quality Income Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, brokers and transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
44	Columbia Quality Income Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
| Annual Report 2018	45

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
46	| Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
| Annual Report 2018	47

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
48	| Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
| Annual Report 2018	49

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
50	Columbia Quality Income Fund | Annual Report 2018

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[THIS PAGE INTENTIONALLY LEFT BLANK]

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Columbia Quality Income Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN236_05_H01_(07/18)

Annual Report
May 31, 2018
Columbia Seligman Communications and Information Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Seligman Communications and Information Fund   |  Annual Report 2018

Columbia Seligman Communications and Information Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Seligman Communications and Information Fund (the Fund) seeks to provide shareholders with capital gain.
Portfolio management
Paul Wick
Lead Portfolio Manager
Managed Fund since 1990
Shekhar Pramanick
Technology Team Member
Managed Fund since 2013
Sanjay Devgan
Technology Team Member
Managed Fund since 2013
Jeetil Patel
Technology Team Member
Managed Fund since 2015
Christopher Boova
Technology Team Member
Managed Fund since 2016
Vimal Patel
Technology Team Member
Managed Fund since February 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/23/83	16.85	21.06	13.05
	Including sales charges		10.13	19.64	12.38
Advisor Class*		08/03/09	17.15	21.36	13.14
Class C	Excluding sales charges	05/27/99	15.98	20.16	12.21
	Including sales charges		14.98	20.16	12.21
Institutional Class*		09/27/10	17.14	21.36	13.28
Institutional 2 Class		11/30/01	17.20	21.49	13.48
Institutional 3 Class*		03/01/17	17.25	21.17	13.10
Class R		04/30/03	16.57	20.76	12.75
Class T*	Excluding sales charges	04/03/17	16.81	21.06	13.05
	Including sales charges		13.88	20.45	12.76
S&P North American Technology Sector Index			31.37	21.93	14.13
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P North American Technology Sector Index is an unmanaged modified capitalization-weighted index based on a universe of technology-related stocks.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Seligman Communications and Information Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2008 — May 31, 2018)
Top 10 holdings (%) (at May 31, 2018)
Lam Research Corp.	8.1
Micron Technology, Inc.	6.5
Broadcom, Inc.	6.0
Apple, Inc.	5.1
Synopsys, Inc.	3.6
Alphabet, Inc., Class C	3.2
Applied Materials, Inc.	3.1
Visa, Inc., Class A	3.1
Western Digital Corp.	3.1
Alphabet, Inc., Class A	2.9
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at May 31, 2018)
Common Stocks	99.7
Convertible Preferred Stocks	0.2
Money Market Funds	0.1
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2018)
Consumer Discretionary	1.0
Financials	0.5
Information Technology	98.3
Telecommunication Services	0.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at May 31, 2018)
Information Technology
Application Software	9.2
Communications Equipment	2.2
Data Processing & Outsourced Services	6.2
Electronic Equipment & Instruments	0.5
Home Entertainment Software	0.1
Internet Software & Services	12.5
IT Consulting & Other Services	1.5
Semiconductor Equipment	13.7
Semiconductors	31.8
Systems Software	7.4
Technology Hardware, Storage & Peripherals	13.2
Total	98.3
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Seligman Communications and Information Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2018, Class A shares of Columbia Seligman Communications and Information Fund returned 16.85% excluding sales charges. The Fund underperformed its benchmark, the S&P North America Technology Sector Index, which gained 31.37% for the same time period. Stock selection in semiconductors, software and technology hardware weighed on Fund returns. A significant overweight in semiconductors further detracted from relative results.
Equity markets moved higher despite correction
In a year marked by political tumult and rising tensions with North Korea and Iran, investors focused on domestic issues, namely prospects for stronger economic growth and lower taxes, and drove equity markets higher over the 12-month period ended May 31, 2018. U.S. economic growth picked up, and the unemployment rate fell to 3.8%. The labor market added an average of nearly 200,000 new jobs per month during the period, even though jobs were lost as a result of hurricane disruptions during the third quarter of 2017. Wage growth picked up as the labor market tightened. Corporate tax cuts boosted profitability for most U.S. companies, while global growth and a weaker U.S. dollar raised exports. However, U.S. equity markets pulled back early in 2018, producing the first real correction in over a year. Enthusiasm turned to anxiety as the market contended with heightened rhetoric regarding trade policy and a major security breach from Facebook, which pressured technology companies on investor concerns of increased regulation. The downturn was short-lived, as stocks staged a modest comeback in the final month of the period.
In March 2018, the Federal Reserve raised the target range on its key short-term interest rate, the federal funds rate, to 1.50% - 1.75%, citing solid job and economic growth and achievement of its 2.0% inflation target. The 10-year U.S. Treasury yield closed the period at 2.83%. The S&P 500 Index, a broad-based measure of U.S. equity returns, gained 14.38%.
Contributors and detractors
Stock selection in the electronic equipment industry aided relative results. A position in Orbotech, an Israeli supplier of inspection services and repair tools to the printed circuit board and flat panel display industries, was a top performer for the Fund. The company agreed to be acquired at a premium by U.S. chip-equipment company KLA-Tencor. The Fund also did well to avoid some of the electronic equipment industry’s weakest performers, which also aided relative returns. Similarly, in the IT services industry, lack of exposure to IBM benefited Fund results, as the company continued to struggle in its transition to a cloud services / artificial intelligence company and faced headwinds in its legacy businesses. A position in PagSeguro Digital, a Brazilian payment processor, reported better-than-expected revenues and earnings. The company sells payment devices that enable micro-merchants to accept credit or debit cards rather than cash.
Although the Fund logged significant gains from top positions in Micron Technology and Lam Research in the semiconductor industry, it lagged the benchmark’s industry return for the period on a combination of stock selection and security weights. Micron Technology benefited from continued robust pricing in the memory chip market and increased demand from new growth applications in the data center market. Semiconductor equipment maker Lam Research also benefited from this broadening demand for memory and from an increase in semiconductor equipment capital spending on the part of its customers. These positive results were more than offset by disappointing returns from positions in semiconductor companies with exposure to the Apple supply chain, where weaker-than-hoped-for demand for the most recent generation of iPhones led Apple to slow its inventory build. Synaptics, Qorvo, Lattice and Broadcom were hurt by this and other company-specific events. Lack of exposure to Intel also hurt relative results, as the stock generated a return in excess of 50% for the 12-month period, driven by powerful enterprise spending, which drove strong earnings results.
An overweight in speech recognition software company Nuance Communications and a significant underweight in Microsoft accounted for much of the Fund’s shortfall in software. Confidence in Nuance Communications fell after the company reported sluggish results and lowered its outlook for the balance of 2018. Microsoft gained significant ground on improved profitability. The company’s management team has reestablished growth with Azure, Microsoft’s cloud computing platform, and subscription-based Office 365. Lack of exposure to Netflix and Amazon in the internet and direct marketing retail industry continued to weigh on relative returns. Both are included in the benchmark — Amazon accounts for more than 6% of the benchmark — and their returns were substantial. We continued to believe that Netflix, in particular, is overvalued. The market, so far, has disagreed.
4	Columbia Seligman Communications and Information Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
At period’s end
Although the current equity rally is now in its ninth year, supportive factors remained in place at the end of the period. Global economic growth was healthy while U.S. corporations have benefited from lower tax rates and access to past offshore cash flows. In addition, numerous technological and economic trends remained in place: the global growth of e-commerce, online advertising, momentum for software as a service, audio and video streaming, the build-out of cloud data centers, electric and driverless vehicle development, artificial intelligence as well as the consolidation of the semiconductor industry.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice
Columbia Seligman Communications and Information Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2017 — May 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,060.40	1,018.75	6.37	6.24	1.24
Advisor Class	1,000.00	1,000.00	1,061.70	1,020.00	5.09	4.99	0.99
Class C	1,000.00	1,000.00	1,056.50	1,015.01	10.20	10.00	1.99
Institutional Class	1,000.00	1,000.00	1,061.70	1,020.00	5.09	4.99	0.99
Institutional 2 Class	1,000.00	1,000.00	1,062.00	1,020.24	4.83	4.73	0.94
Institutional 3 Class	1,000.00	1,000.00	1,062.10	1,020.44	4.63	4.53	0.90
Class R	1,000.00	1,000.00	1,059.10	1,017.50	7.65	7.49	1.49
Class T	1,000.00	1,000.00	1,060.40	1,018.70	6.42	6.29	1.25
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Seligman Communications and Information Fund | Annual Report 2018

Portfolio of Investments
May 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.9%
Issuer	Shares	Value ($)
Consumer Discretionary 1.0%
Internet & Direct Marketing Retail 0.2%
Internet & Direct Marketing Retail 0.2%
JD.com, Inc., ADR(a)	324,200	11,405,356
Media 0.8%
Movies & Entertainment 0.8%
21st Century Fox, Inc., Class A	513,000	19,776,150
Time Warner, Inc.	351,400	33,087,824
Total		52,863,974
Total Consumer Discretionary		64,269,330
Financials 0.3%
Capital Markets 0.3%
Investment Banking & Brokerage 0.3%
Virtu Financial, Inc. Class A	667,795	20,735,034
Total Financials		20,735,034
Information Technology 98.4%
Communications Equipment 2.2%
Communications Equipment 2.2%
Arris International PLC(a)	3,673,332	92,861,833
Cisco Systems, Inc.	853,600	36,457,256
CommScope Holding Co., Inc.(a)	312,700	9,168,364
Lumentum Holdings, Inc.(a)	49,800	2,925,750
Total		141,413,203
Electronic Equipment, Instruments & Components 0.5%
Electronic Equipment & Instruments 0.5%
Orbotech Ltd.(a)	457,500	29,298,300
Internet Software & Services 12.5%
Internet Software & Services 12.5%
Alibaba Group Holding Ltd., ADR(a)	95,600	18,929,756
Alphabet, Inc., Class A(a)	169,300	186,230,000
Alphabet, Inc., Class C(a)	184,851	200,561,486
Cornerstone OnDemand, Inc.(a)	720,700	35,660,236
DocuSign, Inc.(a)	70,438	3,508,517
eBay, Inc.(a)	3,394,200	128,029,224
Facebook, Inc., Class A(a)	675,200	129,489,856
GoDaddy, Inc., Class A(a)	406,000	29,065,540
Common Stocks (continued)
Issuer	Shares	Value ($)
LogMeIn, Inc.	523,948	56,533,989
Okta, Inc.(a)	114,062	6,411,425
Total		794,420,029
IT Services 7.7%
Data Processing & Outsourced Services 6.2%
Euronet Worldwide, Inc.(a)	568,823	47,673,056
Fidelity National Information Services, Inc.	255,300	26,096,766
GreenSky, Inc., Class A(a)	1,150,659	30,803,142
Pagseguro Digital Ltd., Class A(a)	2,855,627	95,006,710
Visa, Inc., Class A	1,501,500	196,276,080
Total		395,855,754
IT Consulting & Other Services 1.5%
DXC Technology Co.	1,011,075	93,130,118
Total IT Services		488,985,872
Semiconductors & Semiconductor Equipment 45.5%
Semiconductor Equipment 13.7%
Advanced Energy Industries, Inc.(a)	165,600	10,851,768
Applied Materials, Inc.	3,880,100	197,031,478
Lam Research Corp.	2,609,797	517,209,569
Teradyne, Inc.(b)	3,854,648	146,129,706
Total		871,222,521
Semiconductors 31.8%
Broadcom, Inc.	1,526,101	384,684,279
Cavium, Inc.(a)	1,315,745	110,009,439
Cypress Semiconductor Corp.	2,655,504	43,709,596
Inphi Corp.(a),(b)	2,605,774	88,023,046
Integrated Device Technology, Inc.(a)	4,475,140	148,753,654
Lattice Semiconductor Corp.(a),(b)	13,730,177	78,948,518
Marvell Technology Group Ltd.	5,560,100	119,764,554
Maxim Integrated Products, Inc.	1,617,128	94,844,557
Microchip Technology, Inc.	1,912,200	186,210,036
Micron Technology, Inc.(a)	7,202,884	414,814,089
ON Semiconductor Corp.(a)	2,808,488	70,577,303
Qorvo, Inc.(a)	1,815,691	145,709,203
Synaptics, Inc.(a),(b)	3,252,298	136,726,608
Total		2,022,774,882
Total Semiconductors & Semiconductor Equipment		2,893,997,403
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
May 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 16.7%
Application Software 9.2%
Adobe Systems, Inc.(a)	143,000	35,647,040
Nuance Communications, Inc.(a)	12,219,794	165,089,417
Pluralsight, Inc., Class A(a)	157,818	3,396,244
Salesforce.com, Inc.(a)	652,351	84,368,555
Splunk, Inc.(a)	262,663	29,105,687
Synopsys, Inc.(a)	2,593,533	228,412,451
Verint Systems, Inc.(a)	911,995	38,486,189
Total		584,505,583
Home Entertainment Software 0.1%
Zynga, Inc., Class A(a)	1,271,200	5,593,280
Systems Software 7.4%
Carbon Black, Inc.(a)	94,956	2,232,415
Fortinet, Inc.(a)	1,738,421	106,356,597
Microsoft Corp.	967,800	95,657,352
Oracle Corp.	3,440,300	160,730,816
SailPoint Technologies Holding, Inc.(a)	911,964	23,793,141
TiVo Corp.	5,726,600	82,463,040
Total		471,233,361
Total Software		1,061,332,224
Technology Hardware, Storage & Peripherals 13.3%
Technology Hardware, Storage & Peripherals 13.3%
Apple, Inc.	1,735,300	324,275,511
Electronics for Imaging, Inc.(a),(b)	3,545,935	118,540,607
NetApp, Inc.	905,300	61,850,096
Western Digital Corp.	2,339,800	195,396,698
Xerox Corp.	5,224,132	141,991,908
Total		842,054,820
Total Information Technology		6,251,501,851
Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services 0.2%
Diversified Telecommunication Services 0.2%
Integrated Telecommunication Services 0.2%
Ooma, Inc.(a),(b)	1,029,168	12,195,641
Total Telecommunication Services		12,195,641
Total Common Stocks (Cost: $3,970,537,206)		6,348,701,856

Convertible Preferred Stocks 0.2%
Issuer		Shares	Value ($)
Financials 0.2%
Consumer Finance 0.2%
CommonBond, Inc.(c),(d)	1.000%	2,159,244	10,000,000
Total Financials			10,000,000
Total Convertible Preferred Stocks (Cost: $10,000,000)			10,000,000

Money Market Funds 0.1%
Columbia Short-Term Cash Fund, 1.907%(b),(e)	6,827,205	6,827,205
Total Money Market Funds (Cost: $6,826,522)		6,827,205
Total Investments in Securities (Cost $3,987,363,728)		6,365,529,061
Other Assets & Liabilities, Net		(11,994,595)
Net Assets		$6,353,534,466

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Seligman Communications and Information Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.907%
	208,494,820	1,121,258,372	(1,322,925,987)	6,827,205	(29,597)	2	797,045	6,827,205
Electronics for Imaging, Inc. ‡
	1,591,833	2,099,705	(145,603)	3,545,935	628,865	16,422,864	—	118,540,607
Inphi Corp. ‡
	1,609,700	996,074	—	2,605,774	—	(17,052,142)	—	88,023,046
Lattice Semiconductor Corp.
	13,507,877	412,600	(190,300)	13,730,177	(371,526)	(15,656,490)	—	78,948,518
Ooma, Inc.
	958,868	70,300	—	1,029,168	—	3,555,714	—	12,195,641
Synaptics, Inc.
	2,948,949	534,700	(231,351)	3,252,298	(4,380,569)	(41,028,034)	—	136,726,608
Teradyne, Inc. †
	4,700,360	883,395	(1,729,107)	3,854,648	27,019,101	(99,138,956)	1,334,539	—
Total					22,866,274	(152,897,042)	2,131,584	441,261,625

‡	Issuer was not an affiliate at the beginning of period.
†	Issuer was not an affiliate at the end of period.

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2018, the value of these securities amounted to $10,000,000, which represents 0.16% of net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at May 31, 2018.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
May 31, 2018
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	64,269,330	—	—	—	64,269,330
Financials	20,735,034	—	—	—	20,735,034
Information Technology	6,251,501,851	—	—	—	6,251,501,851
Telecommunication Services	12,195,641	—	—	—	12,195,641
Total Common Stocks	6,348,701,856	—	—	—	6,348,701,856
Convertible Preferred Stocks
Financials	—	—	10,000,000	—	10,000,000
Money Market Funds	—	—	—	6,827,205	6,827,205
Total Investments in Securities	6,348,701,856	—	10,000,000	6,827,205	6,365,529,061
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain preferred stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, purchase price of the security, discount rates observed in the market for similar assets as well as the movement in certain foreign or domestic market indices. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Seligman Communications and Information Fund | Annual Report 2018

Statement of Assets and Liabilities
May 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,526,529,484)	$5,924,267,436
Affiliated issuers (cost $460,834,244)	441,261,625
Receivable for:
Investments sold	19,455,464
Capital shares sold	4,262,849
Dividends	3,422,944
Prepaid expenses	1,962
Total assets	6,392,672,280
Liabilities
Due to custodian	15,388
Payable for:
Investments purchased	33,396,437
Capital shares purchased	4,375,491
Management services fees	151,755
Distribution and/or service fees	53,635
Transfer agent fees	640,989
Compensation of board members	186,780
Other expenses	317,339
Total liabilities	39,137,814
Net assets applicable to outstanding capital stock	$6,353,534,466
Represented by
Paid in capital	3,578,939,851
Excess of distributions over net investment income	(194,101)
Accumulated net realized gain	396,623,383
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	2,397,737,952
Investments - affiliated issuers	(19,572,619)
Total - representing net assets applicable to outstanding capital stock	$6,353,534,466
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Annual Report 2018	11

Statement of Assets and Liabilities  (continued)
May 31, 2018
Class A
Net assets	$3,767,259,847
Shares outstanding	49,080,393
Net asset value per share	$76.76
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$81.44
Advisor Class
Net assets	$154,143,672
Shares outstanding	2,069,157
Net asset value per share	$74.50
Class C
Net assets	$957,189,674
Shares outstanding	18,073,252
Net asset value per share	$52.96
Institutional Class
Net assets	$1,205,242,769
Shares outstanding	14,418,636
Net asset value per share	$83.59
Institutional 2 Class
Net assets	$173,623,801
Shares outstanding	2,068,458
Net asset value per share	$83.94
Institutional 3 Class
Net assets	$20,050,052
Shares outstanding	240,804
Net asset value per share	$83.26
Class R
Net assets	$76,006,987
Shares outstanding	1,040,542
Net asset value per share	$73.05
Class T
Net assets	$17,664
Shares outstanding	229
Net asset value per share(a)	$77.10
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$79.08

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Seligman Communications and Information Fund | Annual Report 2018

Statement of Operations
Year Ended May 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$48,650,009
Dividends — affiliated issuers	2,131,584
Total income	50,781,593
Expenses:
Management services fees	51,768,789
Distribution and/or service fees
Class A	9,063,814
Class B	2,225
Class C	9,200,032
Class R	368,519
Class T	22
Transfer agent fees
Class A	3,849,076
Advisor Class	130,121
Class B	962
Class C	976,899
Institutional Class	1,122,484
Institutional 2 Class	89,411
Institutional 3 Class	721
Class K	12
Class R	78,256
Class T	10
Plan administration fees
Class K	49
Compensation of board members	109,701
Custodian fees	42,611
Printing and postage fees	325,480
Registration fees	201,994
Audit fees	34,697
Legal fees	62,720
Compensation of chief compliance officer	1,117
Other	178,358
Total expenses	77,608,080
Expense reduction	(8,498)
Total net expenses	77,599,582
Net investment loss	(26,817,989)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	666,221,937
Investments — affiliated issuers	22,866,274
Foreign currency translations	(55,129)
Net realized gain	689,033,082
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	415,699,980
Investments — affiliated issuers	(152,897,042)
Net change in unrealized appreciation (depreciation)	262,802,938
Net realized and unrealized gain	951,836,020
Net increase in net assets resulting from operations	$925,018,031
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Annual Report 2018	13

Statement of Changes in Net Assets
	Year Ended May 31, 2018	Year Ended May 31, 2017 (a),(b)
Operations
Net investment loss	$(26,817,989)	$(23,985,967)
Net realized gain	689,033,082	625,358,758
Net change in unrealized appreciation (depreciation)	262,802,938	997,397,237
Net increase in net assets resulting from operations	925,018,031	1,598,770,028
Distributions to shareholders
Net realized gains
Class A	(365,860,045)	(221,702,260)
Advisor Class	(13,821,594)	(3,375,364)
Class B	—	(1,006,451)
Class C	(120,677,768)	(75,890,924)
Class I	—	(272)
Institutional Class	(101,523,732)	(31,490,392)
Institutional 2 Class	(14,758,166)	(6,433,096)
Institutional 3 Class	(827,028)	—
Class K	(2,412)	(8,240)
Class R	(7,522,714)	(4,276,235)
Class T	(292)	—
Total distributions to shareholders	(624,993,751)	(344,183,234)
Increase in net assets from capital stock activity	527,399,143	305,007,532
Total increase in net assets	827,423,423	1,559,594,326
Net assets at beginning of year	5,526,111,043	3,966,516,717
Net assets at end of year	$6,353,534,466	$5,526,111,043
Undistributed (excess of distributions over) net investment income	$(194,101)	$512,021

(a)	Class T shares are based on operations from April 3, 2017 (commencement of operations) through the stated period end.
(b)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Seligman Communications and Information Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2018		May 31, 2017 (a),(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	4,366,783	325,461,173	6,210,615	402,697,787
Distributions reinvested	4,583,410	326,888,759	3,390,286	201,586,420
Redemptions	(7,372,059)	(549,470,667)	(10,060,526)	(634,550,153)
Net increase (decrease)	1,578,134	102,879,265	(459,625)	(30,265,946)
Advisor Class
Subscriptions	1,269,215	92,543,662	823,358	51,563,504
Distributions reinvested	161,478	11,162,986	35,829	2,070,891
Redemptions	(522,024)	(37,568,263)	(183,984)	(11,120,498)
Net increase	908,669	66,138,385	675,203	42,513,897
Class B
Subscriptions	319	16,382	3,321	143,927
Distributions reinvested	—	—	19,852	851,849
Redemptions	(149,209)	(7,842,331)	(167,752)	(7,643,561)
Net decrease	(148,890)	(7,825,949)	(144,579)	(6,647,785)
Class C
Subscriptions	1,604,994	84,239,838	1,797,884	82,862,029
Distributions reinvested	2,322,978	114,708,643	1,500,186	64,402,996
Redemptions	(2,811,059)	(147,372,035)	(4,517,553)	(215,789,938)
Net increase (decrease)	1,116,913	51,576,446	(1,219,483)	(68,524,913)
Class I
Redemptions	—	—	(54)	(3,913)
Net decrease	—	—	(54)	(3,913)
Institutional Class
Subscriptions	4,499,156	363,307,401	6,465,301	452,564,508
Distributions reinvested	1,049,691	81,424,508	378,867	24,292,954
Redemptions	(2,334,193)	(189,214,373)	(1,451,333)	(98,434,191)
Net increase	3,214,654	255,517,536	5,392,835	378,423,271
Institutional 2 Class
Subscriptions	860,948	70,547,271	742,817	50,472,075
Distributions reinvested	184,050	14,333,846	95,845	6,167,588
Redemptions	(564,142)	(46,089,732)	(1,176,415)	(74,303,723)
Net increase (decrease)	480,856	38,791,385	(337,753)	(17,664,060)
Institutional 3 Class
Subscriptions	276,844	22,908,594	2,834	213,949
Distributions reinvested	10,631	821,050	—	—
Redemptions	(49,505)	(3,926,688)	—	—
Net increase	237,970	19,802,956	2,834	213,949
Class K
Subscriptions	53	4,243	1,298	87,065
Distributions reinvested	26	1,980	126	7,975
Redemptions	(395)	(33,707)	(2,134)	(147,681)
Net decrease	(316)	(27,484)	(710)	(52,641)
Class R
Subscriptions	317,733	22,651,104	394,107	23,873,773
Distributions reinvested	94,996	6,455,006	64,672	3,682,441
Redemptions	(401,157)	(28,573,782)	(345,288)	(20,543,041)
Net increase	11,572	532,328	113,491	7,013,173
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Annual Report 2018	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2018		May 31, 2017 (a),(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class T
Subscriptions	192	14,275	37	2,500
Net increase	192	14,275	37	2,500
Total net increase	7,399,754	527,399,143	4,022,196	305,007,532

(a)	Class T shares are based on operations from April 3, 2017 (commencement of operations) through the stated period end.
(b)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Seligman Communications and Information Fund | Annual Report 2018

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Columbia Seligman Communications and Information Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2018	$72.96	(0.29)	11.98	11.69	(7.89)	(7.89)
Year Ended 5/31/2017	$55.64	(0.27)	22.39	22.12	(4.80)	(4.80)
Year Ended 5/31/2016	$62.95	(0.27)	(1.11)	(1.38)	(5.93)	(5.93)
Year Ended 5/31/2015	$54.27	(0.33)	16.09	15.76	(7.08)	(7.08)
Year Ended 5/31/2014	$45.03	(0.27)	10.29	10.02	(0.78)	(0.78)
Advisor Class
Year Ended 5/31/2018	$71.01	(0.10)	11.65	11.55	(8.06)	(8.06)
Year Ended 5/31/2017	$54.25	(0.10)	21.80	21.70	(4.94)	(4.94)
Year Ended 5/31/2016	$61.52	(0.13)	(1.07)	(1.20)	(6.07)	(6.07)
Year Ended 5/31/2015	$53.23	(0.18)	15.75	15.57	(7.28)	(7.28)
Year Ended 5/31/2014	$44.08	(0.17)	10.10	9.93	(0.78)	(0.78)
Class C
Year Ended 5/31/2018	$52.49	(0.60)	8.45	7.85	(7.38)	(7.38)
Year Ended 5/31/2017	$41.15	(0.54)	16.28	15.74	(4.40)	(4.40)
Year Ended 5/31/2016	$48.05	(0.52)	(0.87)	(1.39)	(5.51)	(5.51)
Year Ended 5/31/2015	$42.68	(0.59)	12.45	11.86	(6.49)	(6.49)
Year Ended 5/31/2014	$35.83	(0.50)	8.13	7.63	(0.78)	(0.78)
Institutional Class
Year Ended 5/31/2018	$78.77	(0.11)	12.99	12.88	(8.06)	(8.06)
Year Ended 5/31/2017	$59.72	(0.13)	24.12	23.99	(4.94)	(4.94)
Year Ended 5/31/2016	$67.09	(0.14)	(1.16)	(1.30)	(6.07)	(6.07)
Year Ended 5/31/2015	$57.47	(0.19)	17.09	16.90	(7.28)	(7.28)
Year Ended 5/31/2014	$47.53	(0.15)	10.87	10.72	(0.78)	(0.78)
Institutional 2 Class
Year Ended 5/31/2018	$79.07	(0.07)	13.04	12.97	(8.10)	(8.10)
Year Ended 5/31/2017	$59.94	(0.07)	24.20	24.13	(5.00)	(5.00)
Year Ended 5/31/2016	$67.31	(0.05)	(1.18)	(1.23)	(6.14)	(6.14)
Year Ended 5/31/2015	$57.65	(0.11)	17.15	17.04	(7.38)	(7.38)
Year Ended 5/31/2014	$47.61	(0.10)	10.92	10.82	(0.78)	(0.78)
Institutional 3 Class
Year Ended 5/31/2018	$78.48	(0.00) (e)	12.90	12.90	(8.12)	(8.12)
Year Ended 5/31/2017(f)	$71.02	(0.02)	7.48	7.46	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Seligman Communications and Information Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2018	$76.76	16.85%	1.24%	1.24% (c)	(0.39%)	39%	$3,767,260
Year Ended 5/31/2017	$72.96	41.72%	1.29%	1.29% (c)	(0.43%)	54%	$3,465,647
Year Ended 5/31/2016	$55.64	(2.15%)	1.35% (d)	1.35% (c),(d)	(0.48%)	48%	$2,668,756
Year Ended 5/31/2015	$62.95	31.04%	1.35%	1.35% (c)	(0.57%)	61%	$2,980,017
Year Ended 5/31/2014	$54.27	22.48%	1.41% (d)	1.41% (c),(d)	(0.55%)	48%	$2,486,060
Advisor Class
Year Ended 5/31/2018	$74.50	17.15%	0.99%	0.99% (c)	(0.14%)	39%	$154,144
Year Ended 5/31/2017	$71.01	42.07%	1.03%	1.03% (c)	(0.17%)	54%	$82,405
Year Ended 5/31/2016	$54.25	(1.91%)	1.10% (d)	1.10% (c),(d)	(0.23%)	48%	$26,328
Year Ended 5/31/2015	$61.52	31.35%	1.11%	1.11% (c)	(0.31%)	61%	$22,487
Year Ended 5/31/2014	$53.23	22.76%	1.16% (d)	1.16% (c),(d)	(0.35%)	48%	$14,254
Class C
Year Ended 5/31/2018	$52.96	15.98%	1.99%	1.99% (c)	(1.14%)	39%	$957,190
Year Ended 5/31/2017	$52.49	40.64%	2.04%	2.04% (c)	(1.18%)	54%	$890,068
Year Ended 5/31/2016	$41.15	(2.88%)	2.10% (d)	2.10% (c),(d)	(1.23%)	48%	$747,911
Year Ended 5/31/2015	$48.05	30.05%	2.10%	2.10% (c)	(1.31%)	61%	$815,273
Year Ended 5/31/2014	$42.68	21.57%	2.16% (d)	2.16% (c),(d)	(1.30%)	48%	$671,468
Institutional Class
Year Ended 5/31/2018	$83.59	17.14%	0.99%	0.99% (c)	(0.14%)	39%	$1,205,243
Year Ended 5/31/2017	$78.77	42.05%	1.04%	1.04% (c)	(0.19%)	54%	$882,557
Year Ended 5/31/2016	$59.72	(1.89%)	1.10% (d)	1.10% (c),(d)	(0.23%)	48%	$347,029
Year Ended 5/31/2015	$67.09	31.36%	1.10%	1.10% (c)	(0.31%)	61%	$338,516
Year Ended 5/31/2014	$57.47	22.77%	1.16% (d)	1.16% (c),(d)	(0.30%)	48%	$189,112
Institutional 2 Class
Year Ended 5/31/2018	$83.94	17.20%	0.94%	0.94%	(0.09%)	39%	$173,624
Year Ended 5/31/2017	$79.07	42.16%	0.96%	0.96%	(0.10%)	54%	$125,534
Year Ended 5/31/2016	$59.94	(1.76%)	0.98% (d)	0.98% (d)	(0.09%)	48%	$115,399
Year Ended 5/31/2015	$67.31	31.54%	0.97%	0.97%	(0.17%)	61%	$35,422
Year Ended 5/31/2014	$57.65	22.94%	1.03% (d)	1.03% (d)	(0.19%)	48%	$24,681
Institutional 3 Class
Year Ended 5/31/2018	$83.26	17.25%	0.90%	0.90%	(0.00%) (e)	39%	$20,050
Year Ended 5/31/2017(f)	$78.48	10.51%	0.92% (g)	0.92% (g)	(0.04%) (g)	54%	$222
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Annual Report 2018	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 5/31/2018	$69.79	(0.46)	11.44	10.98	(7.72)	(7.72)
Year Ended 5/31/2017	$53.42	(0.41)	21.45	21.04	(4.67)	(4.67)
Year Ended 5/31/2016	$60.68	(0.40)	(1.07)	(1.47)	(5.79)	(5.79)
Year Ended 5/31/2015	$52.49	(0.46)	15.53	15.07	(6.88)	(6.88)
Year Ended 5/31/2014	$43.69	(0.38)	9.96	9.58	(0.78)	(0.78)
Class T
Year Ended 5/31/2018	$73.26	(0.34)	12.06	11.72	(7.88)	(7.88)
Year Ended 5/31/2017(h)	$67.37	(0.07)	5.96	5.89	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Rounds to zero.
(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Class T shares commenced operations on April 3, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Seligman Communications and Information Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 5/31/2018	$73.05	16.57%	1.49%	1.49% (c)	(0.64%)	39%	$76,007
Year Ended 5/31/2017	$69.79	41.36%	1.54%	1.54% (c)	(0.68%)	54%	$71,811
Year Ended 5/31/2016	$53.42	(2.39%)	1.60% (d)	1.60% (c),(d)	(0.73%)	48%	$48,905
Year Ended 5/31/2015	$60.68	30.70%	1.60%	1.60% (c)	(0.82%)	61%	$53,583
Year Ended 5/31/2014	$52.49	22.16%	1.66% (d)	1.66% (c),(d)	(0.80%)	48%	$42,742
Class T
Year Ended 5/31/2018	$77.10	16.81%	1.26%	1.26% (c)	(0.45%)	39%	$18
Year Ended 5/31/2017(h)	$73.26	8.74%	1.28% (g)	1.28% (c),(g)	(0.67%) (g)	54%	$3
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Annual Report 2018	21

Notes to Financial Statements
May 31, 2018
Note 1. Organization
Columbia Seligman Communications and Information Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
22	Columbia Seligman Communications and Information Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Seligman Communications and Information Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
May 31, 2018
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date.
24	Columbia Seligman Communications and Information Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.915% to 0.755% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2018 was 0.869% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Class K and Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
Columbia Seligman Communications and Information Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
May 31, 2018
For the year ended May 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class B	0.02 (a)
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class K	0.05 (a)
Class R	0.11
Class T	0.12

(a)	Unannualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At May 31, 2018, the Fund’s total potential future obligation over the life of the Guaranty is $385,133. The liability remaining at May 31, 2018 for non-recurring charges associated with the lease amounted to $134,484 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $8,498.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class B, Class C, Class R and Class T shares, respectively. For Class B and Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and shareholder services fee for Class B shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $17,062,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the distribution and/or shareholder services expenses incurred by the Distributor have been fully recovered, the distribution and/or shareholder services fee is not charged to the share class.
26	Columbia Seligman Communications and Information Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2018, if any, are listed below:
Amount ($)
Class A	4,538,068
Class C	36,367
Class T	367
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2017 through September 30, 2018	Prior to October 1, 2017
Class A	1.49%	1.45%
Advisor Class	1.24	1.20
Class C	2.24	2.20
Institutional Class	1.24	1.20
Institutional 2 Class	1.19	1.12
Institutional 3 Class	1.15	1.07
Class R	1.74	1.70
Class T	1.49	1.45
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, foreign currency transactions and net operating loss reclassification. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Columbia Seligman Communications and Information Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
May 31, 2018
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
26,111,867	(26,111,867)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2018			Year Ended May 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
67,304,427	557,689,324	624,993,751	34,889,383	309,293,851	344,183,234
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes. At May 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
53,896,649	345,128,086	—	2,375,750,715
At May 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,989,778,346	2,517,513,586	(141,762,871)	2,375,750,715
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,353,195,306 and $2,287,604,186, respectively, for the year ended May 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2018.
28	Columbia Seligman Communications and Information Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended May 31, 2018.
Note 9. Significant risks
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At May 31, 2018, two unaffiliated shareholders of record owned 20.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Seligman Communications and Information Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
May 31, 2018
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Seligman Communications and Information Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Seligman Communications And Information Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Seligman Communications and Information Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, brokers and transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Seligman Communications and Information Fund | Annual Report 2018	31

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
43.94%	43.84%	$614,476,166
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
32	Columbia Seligman Communications and Information Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Seligman Communications and Information Fund | Annual Report 2018	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
34	Columbia Seligman Communications and Information Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Seligman Communications and Information Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Seligman Communications and Information Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Seligman Communications and Information Fund | Annual Report 2018	37

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
38	Columbia Seligman Communications and Information Fund | Annual Report 2018

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Columbia Seligman Communications and Information Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN219_05_H01_(07/18)

Annual Report
May 31, 2018
Columbia Select Large-Cap Value Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Select Large-Cap Value Fund   |  Annual Report 2018

Columbia Select Large-Cap Value Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Select Large-Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Richard Rosen
Lead Portfolio Manager
Managed Fund since 1997
Richard Taft
Portfolio Manager
Managed Fund since 2016
Effective May 1, 2018, Kari Montanus no longer serves as a portfolio manager of the Fund.
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/25/97	12.39	11.07	8.52
	Including sales charges		5.93	9.76	7.88
Advisor Class*		11/08/12	12.67	11.35	8.67
Class C	Excluding sales charges	05/27/99	11.53	10.23	7.70
	Including sales charges		10.53	10.23	7.70
Institutional Class*		09/27/10	12.66	11.34	8.73
Institutional 2 Class		11/30/01	12.69	11.44	8.93
Institutional 3 Class*		10/01/14	12.80	11.40	8.68
Class R		04/30/03	12.10	10.79	8.24
Class T*	Excluding sales charges	09/27/10	12.38	11.06	8.27
	Including sales charges		9.57	10.49	8.00
Russell 1000 Value Index			8.25	10.09	7.38
S&P 500 Index			14.38	12.98	9.14
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Select Large-Cap Value Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2008 — May 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large-Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at May 31, 2018)
FMC Corp.	4.5
Verizon Communications, Inc.	4.1
Anadarko Petroleum Corp.	3.7
Lowe’s Companies, Inc.	3.7
American International Group, Inc.	3.6
Bank of America Corp.	3.5
QUALCOMM, Inc.	3.4
Humana, Inc.	3.3
Tyson Foods, Inc., Class A	3.3
Wells Fargo & Co.	3.1
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at May 31, 2018)
Common Stocks	96.8
Money Market Funds	3.2
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2018)
Consumer Discretionary	6.0
Consumer Staples	9.5
Energy	15.2
Financials	23.4
Health Care	10.3
Industrials	9.9
Information Technology	11.6
Materials	4.5
Telecommunication Services	4.1
Utilities	5.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Select Large-Cap Value Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2018, the Fund’s Class A shares returned 12.39% excluding sales charges. Over the same period, the benchmark Russell 1000 Value Index returned 8.25% and the broader equity market, as measured by the S& P 500 Index, gained 14.38%. Stocks from a variety of sectors, especially energy, technology and materials, helped absolute and relative results.
Markets moved higher despite worldwide worries
U.S. equity markets generally produced robust double-digit returns over the 12-month period that ended May 31, 2018. Technology and energy stocks were among the biggest winners, while consumer staples, telecom and utility stocks lagged.
Expectations for pro-growth policy changes, particularly the Trump tax package unveiled midway through the period, were primarily responsible for the positive sentiment. As had been the case since the market began rallying almost a year before in anticipation of new pro-growth policies, investors seemed willing to overlook the slow pace of progress and lack of specific details.
Investors also seemed unfazed by a barrage of significant headwinds, including low oil prices, anemic U.S. retailing and geopolitical tensions centered on North Korea and Syria. Uncertainty over relationships with key European allies also proved to be incapable of dampening positive sentiment, as did scrutiny of alleged ties between the Trump campaign and Russia. Although equity markets did retreat modestly after the Federal Reserve committed to start shrinking its balance sheet over the next several years by tapering the reinvestment of its Treasury and mortgage-backed security holdings, investors seemed relieved by indications that the process will be gradual.
Markets maintained momentum until the end of January, sustained by expectations for stimulus from sources like tax reform. Year-beginning euphoria fizzled one month into 2018, though, thanks to fears that interest rates and inflation might rise faster than expected. Then in March, U.S. tariffs sparked fears of a global trade war, followed by a downturn after the technology sector was battered by multiple worries. Atop that list were high-profile privacy scandals and threats of heavy regulation, which raised doubts about the earnings potential of business models based on amassing personal data. Volatility picked up, and the tech sell-off extended to most sectors. Both the Dow Jones Industrial Average and the S&P 500 Index snapped nine-quarter win streaks.
Potential trade wars and rate hikes remained notable worries, and political turmoil in Italy piled on to the list just before period-end. Reasonably good economic data and strong earnings reports offset these concerns to a large degree, and volatility tailed off steadily to finish well below the February spike. Investors also applauded news of potential talks between the U.S. and North Korea, as well as a rise in oil prices after the U.S. restored sanctions against major oil exporter Iran.
Contributors and detractors
Stocks from a variety of sectors, especially energy, technology and materials, helped absolute and relative results. Top performers included Valero Energy Corporation and Marathon Petroleum Corporation, petroleum refiners that rose in tandem with oil prices as well as investor recognition of how increasingly disciplined and well-run the companies have become since the downturn in commodity prices several years ago — as was the case with exploration and production company Anadarko Petroleum Corporation. Data analytics provider Teradata Corporation rose as investors recognized the value of the company’s transition to a cloud-based subscription model. Agricultural chemical maker FMC Corporation was a notable contributor as well, rising as investors focused on results generated from recently acquired Dupont assets.
Detractors included tobacco companies Philip Morris International and Altria, which fell on worries over first-quarter volume and slower-than-expected growth in PMI’s heat-not-burn product; insurer Unum, which was battered by concerns over claims in its long-term care business; and insurer American International Group, which lagged as investors waited for more visible signs of a turnaround lead by new management.
At period’s end
At the close of the reporting period, global growth remained well synchronized. Earnings growth looked to be on track. Expectations appeared to be taking shape for tax and regulatory reform benefits, and geo-political tensions seemed to be easing. In contrast to the Fed withdrawing stimulus that has helped equity prices, central banks in Europe and Japan have committed to stimulus that we believe may keep global demand for financial assets high. Heightened volatility may create
4	Columbia Select Large-Cap Value Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
more opportunities to find stocks that we find attractive as long-term investments. We will continue to adhere to a disciplined investment approach that emphasizes large-cap companies that we believe have the potential to maintain or accelerate their earnings growth in good economic times and bad.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Select Large-Cap Value Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2017 — May 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	998.00	1,020.39	4.53	4.58	0.91
Advisor Class	1,000.00	1,000.00	999.30	1,021.59	3.34	3.38	0.67
Class C	1,000.00	1,000.00	994.20	1,016.65	8.25	8.35	1.66
Institutional Class	1,000.00	1,000.00	999.20	1,021.64	3.29	3.33	0.66
Institutional 2 Class	1,000.00	1,000.00	999.20	1,021.99	2.94	2.97	0.59
Institutional 3 Class	1,000.00	1,000.00	999.70	1,022.09	2.84	2.87	0.57
Class R	1,000.00	1,000.00	996.70	1,019.15	5.77	5.84	1.16
Class T	1,000.00	1,000.00	998.00	1,020.34	4.58	4.63	0.92
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and/or to reimburse certain expenses until September 30, 2019, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses, subject to applicable exclusions, will not exceed 0.80% for Class A, 0.55% for Advisor Class, 1.55% for Class C, 0.55% for Institutional Class, 0.51% for Institutional Class 2, 0.46% for Institutional Class 3, 1.05% for Class R and 0.80% for Class T. Any amounts waived will not be reimbursed by the Fund. This change was effective February 1, 2018. If this change had been in place for the entire six month period ended May 31, 2018,
6	Columbia Select Large-Cap Value Fund | Annual Report 2018

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
the actual expenses paid would have been $3.99 for Class A, $2.74 for Advisor Class, $7.71 for Class C, $2.74 for Institutional Class, $2.54 for Institutional Class 2, $2.29 for Institutional Class 3, $5.23 for Class R and $3.99 for Class T; and the hypothetical expenses paid would have been $4.03 for Class A, $2.77 for Advisor Class, $7.80 for Class C, $2.77 for Institutional Class, $2.57 for Institutional Class 2, $2.32 for Institutional Class 3, $5.29 for Class R and $4.03 for Class T.
Columbia Select Large-Cap Value Fund | Annual Report 2018	7

Portfolio of Investments
May 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.6%
Issuer	Shares	Value ($)
Consumer Discretionary 5.8%
Internet & Direct Marketing Retail 2.3%
Qurate Retail Group, Inc. QVC Group(a)	1,197,965	24,354,628
Specialty Retail 3.5%
Lowe’s Companies, Inc.	400,000	38,004,000
Total Consumer Discretionary		62,358,628
Consumer Staples 9.2%
Food & Staples Retailing 1.1%
Costco Wholesale Corp.	56,153	11,131,771
Food Products 3.2%
Tyson Foods, Inc., Class A	507,961	34,272,128
Tobacco 4.9%
Altria Group, Inc.	450,000	25,083,000
Philip Morris International, Inc.	350,000	27,839,000
Total		52,922,000
Total Consumer Staples		98,325,899
Energy 14.7%
Energy Equipment & Services 2.5%
Halliburton Co.	533,735	26,547,979
Oil, Gas & Consumable Fuels 12.2%
Anadarko Petroleum Corp.	550,000	38,390,000
Chevron Corp.	215,000	26,724,500
Marathon Petroleum Corp.	290,000	22,918,700
Valero Energy Corp.	178,337	21,614,444
Williams Companies, Inc. (The)	787,400	21,149,564
Total		130,797,208
Total Energy		157,345,187
Financials 22.6%
Banks 12.4%
Bank of America Corp.	1,260,000	36,590,400
Citigroup, Inc.	480,000	32,011,200
JPMorgan Chase & Co.	295,935	31,668,004
Wells Fargo & Co.	599,980	32,392,920
Total		132,662,524
Capital Markets 2.6%
Morgan Stanley	562,369	28,197,182
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 7.6%
American International Group, Inc.	701,500	37,032,185
MetLife, Inc.	550,000	25,294,500
Unum Group	508,731	19,743,850
Total		82,070,535
Total Financials		242,930,241
Health Care 9.9%
Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	268,930	19,051,001
Health Care Providers & Services 5.2%
Express Scripts Holding Co.(a)	280,100	21,234,381
Humana, Inc.	118,073	34,356,882
Total		55,591,263
Pharmaceuticals 3.0%
Bristol-Myers Squibb Co.	610,000	32,098,200
Total Health Care		106,740,464
Industrials 9.5%
Aerospace & Defense 2.5%
United Technologies Corp.	215,000	26,836,300
Industrial Conglomerates 2.6%
Honeywell International, Inc.	190,000	28,102,900
Road & Rail 4.4%
CSX Corp.	481,275	31,114,429
Union Pacific Corp.	115,000	16,417,400
Total		47,531,829
Total Industrials		102,471,029
Information Technology 11.2%
Electronic Equipment, Instruments & Components 2.7%
Corning, Inc.	1,050,000	28,528,500
IT Services 2.8%
Teradata Corp.(a)	747,491	29,802,466
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Large-Cap Value Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 5.7%
Applied Materials, Inc.	515,839	26,194,305
QUALCOMM, Inc.	610,300	35,470,636
Total		61,664,941
Total Information Technology		119,995,907
Materials 4.4%
Chemicals 4.4%
FMC Corp.	537,000	46,767,330
Total Materials		46,767,330
Telecommunication Services 4.0%
Diversified Telecommunication Services 4.0%
Verizon Communications, Inc.	900,000	42,903,000
Total Telecommunication Services		42,903,000
Utilities 5.3%
Electric Utilities 2.6%
NextEra Energy, Inc.	165,000	27,358,650
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 2.7%
AES Corp. (The)	2,300,040	29,325,510
Total Utilities		56,684,160
Total Common Stocks (Cost $632,444,874)		1,036,521,845

Money Market Funds 3.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.907%(b),(c)	33,900,586	33,900,586
Total Money Market Funds (Cost $33,897,196)		33,900,586
Total Investments in Securities (Cost: $666,342,070)		1,070,422,431
Other Assets & Liabilities, Net		2,477,426
Net Assets		1,072,899,857

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at May 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.907%
	12,813,997	274,542,905	(253,456,316)	33,900,586	(10,446)	3,390	401,481	33,900,586
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large-Cap Value Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
May 31, 2018
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	62,358,628	—	—	—	62,358,628
Consumer Staples	98,325,899	—	—	—	98,325,899
Energy	157,345,187	—	—	—	157,345,187
Financials	242,930,241	—	—	—	242,930,241
Health Care	106,740,464	—	—	—	106,740,464
Industrials	102,471,029	—	—	—	102,471,029
Information Technology	119,995,907	—	—	—	119,995,907
Materials	46,767,330	—	—	—	46,767,330
Telecommunication Services	42,903,000	—	—	—	42,903,000
Utilities	56,684,160	—	—	—	56,684,160
Total Common Stocks	1,036,521,845	—	—	—	1,036,521,845
Money Market Funds	—	—	—	33,900,586	33,900,586
Total Investments in Securities	1,036,521,845	—	—	33,900,586	1,070,422,431
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Large-Cap Value Fund | Annual Report 2018

Statement of Assets and Liabilities
May 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $632,444,874)	$1,036,521,845
Affiliated issuers (cost $33,897,196)	33,900,586
Receivable for:
Capital shares sold	1,157,106
Dividends	2,522,693
Expense reimbursement due from Investment Manager	10,220
Prepaid expenses	507
Total assets	1,074,112,957
Liabilities
Payable for:
Capital shares purchased	929,760
Management services fees	21,732
Distribution and/or service fees	3,839
Transfer agent fees	128,090
Compensation of board members	49,694
Other expenses	79,985
Total liabilities	1,213,100
Net assets applicable to outstanding capital stock	$1,072,899,857
Represented by
Paid in capital	656,432,851
Undistributed net investment income	5,870,439
Accumulated net realized gain	6,516,206
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	404,076,971
Investments - affiliated issuers	3,390
Total - representing net assets applicable to outstanding capital stock	$1,072,899,857
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large-Cap Value Fund | Annual Report 2018	11

Statement of Assets and Liabilities  (continued)
May 31, 2018
Class A
Net assets	$225,532,241
Shares outstanding	8,789,288
Net asset value per share	$25.66
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$27.23
Advisor Class
Net assets	$154,976,062
Shares outstanding	5,744,931
Net asset value per share	$26.98
Class C
Net assets	$70,325,204
Shares outstanding	2,993,698
Net asset value per share	$23.49
Institutional Class
Net assets	$397,900,909
Shares outstanding	14,939,722
Net asset value per share	$26.63
Institutional 2 Class
Net assets	$54,499,991
Shares outstanding	2,045,443
Net asset value per share	$26.64
Institutional 3 Class
Net assets	$145,243,714
Shares outstanding	5,369,377
Net asset value per share	$27.05
Class R
Net assets	$24,222,056
Shares outstanding	959,381
Net asset value per share	$25.25
Class T
Net assets	$199,680
Shares outstanding	7,832
Net asset value per share	$25.50
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$26.15
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Large-Cap Value Fund | Annual Report 2018

Statement of Operations
Year Ended May 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$19,860,725
Dividends — affiliated issuers	401,481
Total income	20,262,206
Expenses:
Management services fees	7,131,722
Distribution and/or service fees
Class A	563,914
Class B	699
Class C	680,871
Class R	120,530
Class T	608
Transfer agent fees
Class A	278,929
Advisor Class	169,071
Class B	91
Class C	84,239
Institutional Class	424,998
Institutional 2 Class	17,024
Institutional 3 Class	11,014
Class K	12
Class R	29,823
Class T	301
Plan administration fees
Class K	48
Compensation of board members	28,316
Custodian fees	6,896
Printing and postage fees	102,753
Registration fees	152,355
Audit fees	30,758
Legal fees	16,268
Compensation of chief compliance officer	176
Other	27,409
Total expenses	9,878,825
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,257,794)
Expense reduction	(745)
Total net expenses	8,620,286
Net investment income	11,641,920
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	15,398,243
Investments — affiliated issuers	(10,446)
Net realized gain	15,387,797
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	81,782,519
Investments — affiliated issuers	3,390
Net change in unrealized appreciation (depreciation)	81,785,909
Net realized and unrealized gain	97,173,706
Net increase in net assets resulting from operations	$108,815,626
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large-Cap Value Fund | Annual Report 2018	13

Statement of Changes in Net Assets
	Year Ended May 31, 2018	Year Ended May 31, 2017
Operations
Net investment income	$11,641,920	$8,717,341
Net realized gain	15,387,797	64,208,248
Net change in unrealized appreciation (depreciation)	81,785,909	71,499,831
Net increase in net assets resulting from operations	108,815,626	144,425,420
Distributions to shareholders
Net investment income
Class A	(2,039,503)	(2,454,149)
Advisor Class	(1,670,464)	(326,817)
Class B	—	(3,324)
Class C	(139,633)	(312,496)
Class I	—	(1,724,183)
Institutional Class	(3,766,171)	(3,097,205)
Institutional 2 Class	(277,338)	(342,488)
Institutional 3 Class	(1,591,850)	(10,843)
Class K	(233)	(242)
Class R	(162,076)	(211,194)
Class T	(2,261)	(256,985)
Net realized gains
Class A	(8,755,960)	(15,410,059)
Advisor Class	(5,676,632)	(1,703,485)
Class B	—	(54,090)
Class C	(2,856,706)	(5,084,728)
Class I	—	(8,185,051)
Institutional Class	(12,798,409)	(16,143,742)
Institutional 2 Class	(883,512)	(1,677,785)
Institutional 3 Class	(4,880,352)	(51,605)
Class K	(922)	(1,403)
Class R	(944,635)	(1,667,474)
Class T	(9,705)	(1,613,658)
Total distributions to shareholders	(46,456,362)	(60,333,006)
Increase (decrease) in net assets from capital stock activity	236,100,962	(82,640,948)
Total increase in net assets	298,460,226	1,451,466
Net assets at beginning of year	774,439,631	772,988,165
Net assets at end of year	$1,072,899,857	$774,439,631
Undistributed net investment income	$5,870,439	$3,878,048
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Large-Cap Value Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2018		May 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,711,549	69,136,647	2,363,367	55,346,602
Distributions reinvested	327,400	8,496,031	617,495	14,313,526
Redemptions	(2,808,503)	(71,969,617)	(4,964,498)	(115,355,472)
Net increase (decrease)	230,446	5,663,061	(1,983,636)	(45,695,344)
Advisor Class
Subscriptions	6,318,947	166,079,304	695,974	17,308,705
Distributions reinvested	265,782	7,242,567	83,611	2,030,076
Redemptions	(2,465,354)	(68,345,793)	(531,735)	(12,474,500)
Net increase	4,119,375	104,976,078	247,850	6,864,281
Class B
Subscriptions	—	—	1,404	30,389
Distributions reinvested	—	—	2,150	45,982
Redemptions	(24,597)	(551,684)	(19,946)	(423,890)
Net decrease	(24,597)	(551,684)	(16,392)	(347,519)
Class C
Subscriptions	620,736	14,650,354	460,984	9,803,685
Distributions reinvested	101,050	2,409,020	177,952	3,804,610
Redemptions	(696,238)	(16,293,177)	(1,170,315)	(24,910,286)
Net increase (decrease)	25,548	766,197	(531,379)	(11,301,991)
Class I
Subscriptions	—	—	22,076	553,611
Distributions reinvested	—	—	413,736	9,908,977
Redemptions	—	—	(6,174,569)	(149,656,298)
Net decrease	—	—	(5,738,757)	(139,193,710)
Institutional Class
Subscriptions	5,397,554	144,084,817	3,782,194	92,350,852
Distributions reinvested	543,911	14,636,638	723,336	17,345,608
Redemptions	(2,897,508)	(76,648,618)	(3,679,839)	(86,933,864)
Net increase	3,043,957	82,072,837	825,691	22,762,596
Institutional 2 Class
Subscriptions	1,381,405	36,469,574	304,057	7,238,413
Distributions reinvested	42,950	1,155,774	83,965	2,014,322
Redemptions	(314,780)	(8,337,395)	(497,934)	(11,880,830)
Net increase (decrease)	1,109,575	29,287,953	(109,912)	(2,628,095)
Institutional 3 Class
Subscriptions	815,239	21,902,411	4,818,170	119,202,567
Distributions reinvested	236,898	6,472,059	2,558	62,235
Redemptions	(508,880)	(13,892,632)	(27,359)	(674,435)
Net increase	543,257	14,481,838	4,793,369	118,590,367
Class K
Distributions reinvested	38	992	58	1,397
Redemptions	(948)	(26,621)	—	—
Net increase (decrease)	(910)	(25,629)	58	1,397
Class R
Subscriptions	314,703	8,060,032	314,659	7,180,659
Distributions reinvested	15,744	402,577	26,279	600,480
Redemptions	(352,601)	(8,950,202)	(490,980)	(11,269,096)
Net decrease	(22,154)	(487,593)	(150,042)	(3,487,957)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large-Cap Value Fund | Annual Report 2018	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2018		May 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Class T
Subscriptions	—	—	44,891	1,006,731
Distributions reinvested	458	11,814	81,181	1,870,410
Redemptions	(3,643)	(93,910)	(1,349,545)	(31,082,114)
Net decrease	(3,185)	(82,096)	(1,223,473)	(28,204,973)
Total net increase (decrease)	9,021,312	236,100,962	(3,886,623)	(82,640,948)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Large-Cap Value Fund | Annual Report 2018

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Columbia Select Large-Cap Value Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2018	$23.93	0.27	2.71	2.98	(0.24)	(1.01)	(1.25)
Year Ended 5/31/2017	$21.43	0.24	4.17	4.41	(0.26)	(1.65)	(1.91)
Year Ended 5/31/2016	$23.18	0.27	(1.10)	(0.83)	(0.30)	(0.62)	(0.92)
Year Ended 5/31/2015	$22.18	0.23	1.33	1.56	(0.19)	(0.37)	(0.56)
Year Ended 5/31/2014	$19.05	0.19	3.61	3.80	(0.26)	(0.41)	(0.67)
Advisor Class
Year Ended 5/31/2018	$25.10	0.36	2.83	3.19	(0.30)	(1.01)	(1.31)
Year Ended 5/31/2017	$22.38	0.32	4.36	4.68	(0.31)	(1.65)	(1.96)
Year Ended 5/31/2016	$24.17	0.34	(1.15)	(0.81)	(0.36)	(0.62)	(0.98)
Year Ended 5/31/2015	$23.10	0.35	1.33	1.68	(0.24)	(0.37)	(0.61)
Year Ended 5/31/2014	$19.81	0.25	3.76	4.01	(0.31)	(0.41)	(0.72)
Class C
Year Ended 5/31/2018	$22.00	0.07	2.48	2.55	(0.05)	(1.01)	(1.06)
Year Ended 5/31/2017	$19.83	0.06	3.86	3.92	(0.10)	(1.65)	(1.75)
Year Ended 5/31/2016	$21.51	0.10	(1.03)	(0.93)	(0.13)	(0.62)	(0.75)
Year Ended 5/31/2015	$20.61	0.06	1.23	1.29	(0.02)	(0.37)	(0.39)
Year Ended 5/31/2014	$17.75	0.03	3.35	3.38	(0.11)	(0.41)	(0.52)
Institutional Class
Year Ended 5/31/2018	$24.79	0.36	2.79	3.15	(0.30)	(1.01)	(1.31)
Year Ended 5/31/2017	$22.13	0.32	4.30	4.62	(0.31)	(1.65)	(1.96)
Year Ended 5/31/2016	$23.91	0.33	(1.13)	(0.80)	(0.36)	(0.62)	(0.98)
Year Ended 5/31/2015	$22.86	0.31	1.35	1.66	(0.24)	(0.37)	(0.61)
Year Ended 5/31/2014	$19.61	0.25	3.71	3.96	(0.30)	(0.41)	(0.71)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Large-Cap Value Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2018	$25.66	12.39%	1.15%	1.03% (c)	1.07%	9%	$225,532
Year Ended 5/31/2017	$23.93	20.87%	1.19%	1.16% (c)	1.05%	8%	$204,824
Year Ended 5/31/2016	$21.43	(3.34%)	1.21% (d)	1.19% (c),(d)	1.25%	13%	$225,892
Year Ended 5/31/2015	$23.18	7.08%	1.20%	1.18% (c)	1.02%	4%	$327,326
Year Ended 5/31/2014	$22.18	20.20%	1.25% (d)	1.18% (c),(d)	0.92%	8%	$447,665
Advisor Class
Year Ended 5/31/2018	$26.98	12.67%	0.90%	0.77% (c)	1.35%	9%	$154,976
Year Ended 5/31/2017	$25.10	21.23%	0.94%	0.91% (c)	1.33%	8%	$40,794
Year Ended 5/31/2016	$22.38	(3.11%)	0.96% (d)	0.94% (c),(d)	1.53%	13%	$30,836
Year Ended 5/31/2015	$24.17	7.35%	0.94%	0.93% (c)	1.46%	4%	$30,403
Year Ended 5/31/2014	$23.10	20.51%	1.00% (d)	0.93% (c),(d)	1.15%	8%	$8,237
Class C
Year Ended 5/31/2018	$23.49	11.53%	1.90%	1.78% (c)	0.32%	9%	$70,325
Year Ended 5/31/2017	$22.00	20.02%	1.94%	1.91% (c)	0.30%	8%	$65,295
Year Ended 5/31/2016	$19.83	(4.12%)	1.96% (d)	1.94% (c),(d)	0.51%	13%	$69,410
Year Ended 5/31/2015	$21.51	6.30%	1.95%	1.93% (c)	0.30%	4%	$92,432
Year Ended 5/31/2014	$20.61	19.28%	2.00% (d)	1.93% (c),(d)	0.17%	8%	$79,365
Institutional Class
Year Ended 5/31/2018	$26.63	12.66%	0.90%	0.77% (c)	1.35%	9%	$397,901
Year Ended 5/31/2017	$24.79	21.19%	0.94%	0.91% (c)	1.33%	8%	$294,914
Year Ended 5/31/2016	$22.13	(3.11%)	0.96% (d)	0.94% (c),(d)	1.50%	13%	$244,994
Year Ended 5/31/2015	$23.91	7.34%	0.95%	0.93% (c)	1.33%	4%	$348,999
Year Ended 5/31/2014	$22.86	20.50%	1.00% (d)	0.93% (c),(d)	1.17%	8%	$141,264
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large-Cap Value Fund | Annual Report 2018	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 2 Class
Year Ended 5/31/2018	$24.81	0.39	2.77	3.16	(0.32)	(1.01)	(1.33)
Year Ended 5/31/2017	$22.14	0.33	4.32	4.65	(0.33)	(1.65)	(1.98)
Year Ended 5/31/2016	$23.92	0.36	(1.14)	(0.78)	(0.38)	(0.62)	(1.00)
Year Ended 5/31/2015	$22.87	0.37	1.32	1.69	(0.27)	(0.37)	(0.64)
Year Ended 5/31/2014	$19.62	0.25	3.74	3.99	(0.33)	(0.41)	(0.74)
Institutional 3 Class
Year Ended 5/31/2018	$25.16	0.39	2.84	3.23	(0.33)	(1.01)	(1.34)
Year Ended 5/31/2017	$22.43	0.50	4.22	4.72	(0.34)	(1.65)	(1.99)
Year Ended 5/31/2016	$24.23	0.41	(1.19)	(0.78)	(0.40)	(0.62)	(1.02)
Year Ended 5/31/2015(e)	$23.47	0.26	1.15	1.41	(0.28)	(0.37)	(0.65)
Class R
Year Ended 5/31/2018	$23.57	0.20	2.67	2.87	(0.18)	(1.01)	(1.19)
Year Ended 5/31/2017	$21.13	0.18	4.12	4.30	(0.21)	(1.65)	(1.86)
Year Ended 5/31/2016	$22.87	0.22	(1.09)	(0.87)	(0.25)	(0.62)	(0.87)
Year Ended 5/31/2015	$21.89	0.18	1.30	1.48	(0.13)	(0.37)	(0.50)
Year Ended 5/31/2014	$18.81	0.14	3.56	3.70	(0.21)	(0.41)	(0.62)
Class T
Year Ended 5/31/2018	$23.79	0.26	2.70	2.96	(0.24)	(1.01)	(1.25)
Year Ended 5/31/2017	$21.31	0.20	4.19	4.39	(0.26)	(1.65)	(1.91)
Year Ended 5/31/2016	$23.07	0.26	(1.10)	(0.84)	(0.30)	(0.62)	(0.92)
Year Ended 5/31/2015	$22.07	0.24	1.32	1.56	(0.19)	(0.37)	(0.56)
Year Ended 5/31/2014	$18.96	0.19	3.59	3.78	(0.26)	(0.41)	(0.67)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Institutional 3 Class shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Select Large-Cap Value Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 2 Class
Year Ended 5/31/2018	$26.64	12.69%	0.84%	0.69%	1.48%	9%	$54,500
Year Ended 5/31/2017	$24.81	21.33%	0.85%	0.83%	1.39%	8%	$23,215
Year Ended 5/31/2016	$22.14	(3.01%)	0.84% (d)	0.84% (d)	1.64%	13%	$23,155
Year Ended 5/31/2015	$23.92	7.45%	0.83%	0.83%	1.58%	4%	$23,731
Year Ended 5/31/2014	$22.87	20.61%	0.85% (d)	0.81% (d)	1.20%	8%	$2,230
Institutional 3 Class
Year Ended 5/31/2018	$27.05	12.80%	0.79%	0.66%	1.44%	9%	$145,244
Year Ended 5/31/2017	$25.16	21.36%	0.80%	0.77%	2.01%	8%	$121,439
Year Ended 5/31/2016	$22.43	(2.96%)	0.80% (d)	0.80% (d)	1.93%	13%	$735
Year Ended 5/31/2015(e)	$24.23	6.09%	0.72% (f)	0.72% (f)	1.64% (f)	4%	$3
Class R
Year Ended 5/31/2018	$25.25	12.10%	1.40%	1.28% (c)	0.82%	9%	$24,222
Year Ended 5/31/2017	$23.57	20.61%	1.44%	1.41% (c)	0.80%	8%	$23,132
Year Ended 5/31/2016	$21.13	(3.61%)	1.46% (d)	1.44% (c),(d)	1.05%	13%	$23,911
Year Ended 5/31/2015	$22.87	6.82%	1.45%	1.43% (c)	0.80%	4%	$21,793
Year Ended 5/31/2014	$21.89	19.91%	1.50% (d)	1.43% (c),(d)	0.67%	8%	$19,835
Class T
Year Ended 5/31/2018	$25.50	12.38%	1.15%	1.03% (c)	1.03%	9%	$200
Year Ended 5/31/2017	$23.79	20.89%	1.19%	1.17% (c)	0.87%	8%	$262
Year Ended 5/31/2016	$21.31	(3.40%)	1.21% (d)	1.19% (c),(d)	1.22%	13%	$26,308
Year Ended 5/31/2015	$23.07	7.12%	1.20%	1.18% (c)	1.04%	4%	$41,455
Year Ended 5/31/2014	$22.07	20.18%	1.26% (d)	1.18% (c),(d)	0.92%	8%	$40,475
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large-Cap Value Fund | Annual Report 2018	21

Notes to Financial Statements
May 31, 2018
Note 1. Organization
Columbia Select Large-Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
22	Columbia Select Large-Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Columbia Select Large-Cap Value Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
May 31, 2018
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2018 was 0.74% of the Fund’s average daily net assets.
24	Columbia Select Large-Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Class K and Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
For the year ended May 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class B	0.02 (a)
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class K	0.05 (a)
Class R	0.12
Class T	0.12

(a)	Unannualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
Columbia Select Large-Cap Value Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
May 31, 2018
The lease and the Guaranty expire in January 2019. At May 31, 2018, the Fund’s total potential future obligation over the life of the Guaranty is $20,363. The liability remaining at May 31, 2018 for non-recurring charges associated with the lease amounted to $7,111 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $745.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class B, Class C, Class R and Class T shares, respectively. For Class B and Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and shareholder services fee for Class B shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,968,000 for Class C shares. This amount is based on the most recent information available as of May 31, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2018, if any, are listed below:
Amount ($)
Class A	318,537
Class C	1,760
26	Columbia Select Large-Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	February 1, 2018 through September 30, 2019	October 1, 2017 through January 31, 2018	Prior to October 1, 2017
Class A	0.80%	1.15%	1.15%
Advisor Class	0.55	0.90	0.90
Class C	1.55	1.90	1.90
Institutional Class	0.55	0.90	0.90
Institutional 2 Class	0.51	0.83	0.82
Institutional 3 Class	0.46	0.78	0.77
Class R	1.05	1.40	1.40
Class T	0.80	1.15	1.15
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses and trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2018			Year Ended May 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
10,236,147	36,220,215	46,456,362	13,048,457	47,284,549	60,333,006
Columbia Select Large-Cap Value Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
May 31, 2018
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes. At May 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
6,486,539	11,209,268	—	398,819,425
At May 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
671,603,006	406,552,256	(7,732,831)	398,819,425
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $265,687,464 and $86,805,522, respectively, for the year ended May 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2018.
28	Columbia Select Large-Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended May 31, 2018.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At May 31, 2018, three unaffiliated shareholders of record owned 40.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 18.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Select Large-Cap Value Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
May 31, 2018
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Select Large-Cap Value Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Select Large-Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Large-Cap Value Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Select Large-Cap Value Fund | Annual Report 2018	31

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$15,140,345
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
32	Columbia Select Large-Cap Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Select Large-Cap Value Fund | Annual Report 2018	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
34	Columbia Select Large-Cap Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Select Large-Cap Value Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Select Large-Cap Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Select Large-Cap Value Fund | Annual Report 2018	37

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
38	Columbia Select Large-Cap Value Fund | Annual Report 2018

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Columbia Select Large-Cap Value Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN216_05_H01_(07/18)

Annual Report
May 31, 2018
Columbia Select Smaller-Cap Value Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Select Smaller-Cap Value Fund   |  Annual Report 2018

Columbia Select Smaller-Cap Value Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Select Smaller-Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since 2014
David Hoffman
Portfolio Manager
Managed Fund since May 2018
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since May 2018
Effective May 2018, Richard Rosen and Richard Taft no longer serve as portfolio managers of the Fund and David Hoffman and Jonas Patrikson were named as portfolio managers of the Fund.
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/25/97	10.88	9.64	8.17
	Including sales charges		4.50	8.35	7.54
Advisor Class*		11/08/12	11.14	9.91	8.32
Class C	Excluding sales charges	05/27/99	9.98	8.81	7.36
	Including sales charges		9.05	8.81	7.36
Institutional Class*		09/27/10	11.15	9.92	8.39
Institutional 2 Class		11/30/01	11.22	10.05	8.65
Institutional 3 Class*		10/01/14	11.27	9.96	8.33
Class R		04/30/03	10.60	9.36	7.89
Russell 2000 Value Index			16.35	10.96	8.71
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Select Smaller-Cap Value Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2008 — May 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Smaller-Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at May 31, 2018)
National General Holdings Corp.	3.9
Ligand Pharmaceuticals, Inc.	3.9
Telephone & Data Systems, Inc.	3.6
BofI Holding, Inc.	3.5
Minerals Technologies, Inc.	3.4
Electronics for Imaging, Inc.	3.3
CACI International, Inc., Class A	3.2
United Continental Holdings, Inc.	3.2
Waste Connections, Inc.	3.2
Viavi Solutions, Inc.	3.1
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at May 31, 2018)
Common Stocks	98.8
Money Market Funds	1.2
Rights	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2018)
Consumer Discretionary	10.1
Energy	4.8
Financials	23.6
Health Care	12.4
Industrials	13.7
Information Technology	21.7
Materials	7.8
Real Estate	2.3
Telecommunication Services	3.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Select Smaller-Cap Value Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2018, the Fund’s Class A shares returned 10.88% excluding sales charges. Over the same period, the Fund’s benchmark, the Russell 2000 Value Index, returned 16.35%. Stocks from a variety of sectors, especially telecommunications, consumer discretionary and industrials, contributed to the Fund’s underperformance relative to the benchmark.
Markets moved higher despite worldwide worries
U.S. equity markets generally produced robust double-digit returns over the 12-month period that ended May 31, 2018. Technology and energy stocks were among the biggest winners, while consumer staples, telecom and utility stocks lagged.
Expectations for pro-growth policy changes, particularly the Trump tax package unveiled midway through the period, were primarily responsible for the positive sentiment. As had been the case since the market began rallying almost a year before in anticipation of new pro-growth policies, investors seemed willing to overlook the slow pace of progress and lack of specific details.
Investors also seemed unfazed by a barrage of significant headwinds, including low oil prices, anemic U.S. retailing and geopolitical tensions centered on North Korea and Syria. Uncertainty over relationships with key European allies also proved to be incapable of dampening positive sentiment, as did scrutiny of alleged ties between the Trump campaign and Russia. Although equity markets did retreat modestly after the Federal Reserve committed to start shrinking its balance sheet over the next several years by tapering the reinvestment of its Treasury and mortgage-backed security holdings, investors seemed relieved by indications that the process will be gradual.
Markets maintained momentum until the end of January, sustained by expectations for stimulus from sources like tax reform. Year-beginning euphoria fizzled one month into 2018, though, thanks to fears that interest rates and inflation might rise faster than expected. Then in March, U.S. tariffs sparked fears of a global trade war, followed by a downturn after the technology sector was battered by multiple worries. Atop that list were high-profile privacy scandals and threats of heavy regulation, which raised doubts about the earnings potential of business models based on amassing personal data. Volatility picked up, and the tech sell-off extended to most sectors. Both the Dow Jones Industrial Average and the S&P 500 Index snapped nine-quarter win streaks.
Potential trade wars and rate hikes remained notable worries, and political turmoil in Italy piled on to the list just before period-end. Reasonably good economic data and strong earnings reports offset these concerns to a large degree, and volatility tailed off steadily to finish well below the February spike. Investors also applauded news of potential talks between the U.S. and North Korea, as well as a rise in oil prices after the U.S. restored sanctions against major oil exporter Iran.
Contributors and detractors
Despite strong returns from holdings in the materials, financials, health care and technology sectors, the Fund lagged the results of the Russell 2000 Value Index due primarily to weaker results from certain telecommunications, consumer discretionary and industrials holdings.
Top individual performers included metallurgical coal provider Warrior Met Coal, Inc., which rose on expectations for increased production and reduced costs. Internet-based bank Bofi Holding, Inc. rose on strong results driven by robust loan growth, low credit costs and a new business partnership with H&R Block. Biotech Ligand Pharmaceuticals Incorporated rose after impressing investors with significant revenue growth and increasing opportunities in its partnership pipeline. Electronic equipment maker Orbotech Ltd. rose after it announced it had agreed to be acquired.
Such positives were more than offset by detractors including satellite communications provider Globalstar, Inc., which fell after the company proposed potentially dilutive insider transactions that sparked shareholder litigation. Milk producer Dean Foods Company fell on fears of weak sales and uncertainty over future guidance. Airline United Continental Holdings, Inc. fell on concerns over competitive pressures.
4	Columbia Select Smaller-Cap Value Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
At period’s end
At the close of the reporting period, global growth remained well synchronized. Earnings growth looked to be on track. Expectations appeared to be taking shape for tax and regulatory reform benefits, and geopolitical tensions seemed to be easing. In contrast to the Fed withdrawing stimulus that has helped equity prices, central banks in Europe and Japan have committed to stimulus that we believe may keep global demand for financial assets high. Heightened volatility may create more opportunities to find stocks that we find attractive as long-term investments. We will continue to adhere to a disciplined investment approach that emphasizes smaller cap companies that we believe have the potential to maintain or accelerate their earnings growth in good economic times and bad.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Select Smaller-Cap Value Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2017 — May 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,011.20	1,018.60	6.37	6.39	1.27
Advisor Class	1,000.00	1,000.00	1,012.50	1,019.80	5.17	5.19	1.03
Class C	1,000.00	1,000.00	1,007.10	1,014.86	10.11	10.15	2.02
Institutional Class	1,000.00	1,000.00	1,012.60	1,019.80	5.17	5.19	1.03
Institutional 2 Class	1,000.00	1,000.00	1,012.90	1,020.14	4.82	4.84	0.96
Institutional 3 Class	1,000.00	1,000.00	1,013.00	1,020.39	4.57	4.58	0.91
Class R	1,000.00	1,000.00	1,009.70	1,017.35	7.62	7.64	1.52
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Select Smaller-Cap Value Fund | Annual Report 2018

Portfolio of Investments
May 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.7%
Issuer	Shares	Value ($)
Consumer Discretionary 10.0%
Auto Components 3.3%
American Axle & Manufacturing Holdings, Inc.(a)	592,416	9,372,021
Motorcar Parts of America, Inc.(a)	564,967	12,118,542
Total		21,490,563
Hotels, Restaurants & Leisure 3.1%
Red Robin Gourmet Burgers, Inc.(a)	111,218	5,599,827
Texas Roadhouse, Inc.	237,357	14,709,013
Total		20,308,840
Household Durables 3.6%
Lennar Corp., Class A	248,640	12,864,634
William Lyon Homes, Inc., Class A(a)	470,277	11,216,106
Total		24,080,740
Total Consumer Discretionary		65,880,143
Energy 4.7%
Energy Equipment & Services 4.7%
Exterran Corp.(a)	458,442	12,634,662
Superior Energy Services, Inc.(a)	905,600	9,898,208
Tetra Technologies, Inc.(a)	2,024,800	8,544,656
Total		31,077,526
Total Energy		31,077,526
Financials 23.3%
Banks 2.7%
Opus Bank	611,768	18,108,333
Insurance 11.6%
Aspen Insurance Holdings Ltd.	403,187	17,498,316
Hanover Insurance Group, Inc. (The)	147,744	17,912,482
Lincoln National Corp.	232,227	15,394,328
National General Holdings Corp.	932,953	25,544,253
Total		76,349,379
Mortgage Real Estate Investment Trusts (REITS) 3.1%
Ladder Capital Corp., Class A	1,299,944	20,175,131
Common Stocks (continued)
Issuer	Shares	Value ($)
Thrifts & Mortgage Finance 5.9%
BofI Holding, Inc.(a)	550,260	22,676,215
Radian Group, Inc.	1,009,646	16,053,371
Total		38,729,586
Total Financials		153,362,429
Health Care 12.2%
Biotechnology 3.8%
Ligand Pharmaceuticals, Inc.(a)	130,716	25,127,537
Health Care Equipment & Supplies 2.8%
Analogic Corp.	89,412	7,479,314
Dentsply Sirona, Inc.	248,998	10,908,602
Total		18,387,916
Health Care Providers & Services 2.8%
WellCare Health Plans, Inc.(a)	82,289	18,241,003
Pharmaceuticals 2.8%
Amneal Pharmaceuticals, Inc.(a)	956,145	18,874,302
Total Health Care		80,630,758
Industrials 13.6%
Aerospace & Defense 2.8%
Cubic Corp.	268,235	18,655,744
Airlines 5.6%
Spirit Airlines, Inc.(a)	421,979	15,482,409
United Continental Holdings, Inc.(a)	302,561	21,055,220
Total		36,537,629
Commercial Services & Supplies 3.1%
Waste Connections, Inc.	267,678	20,579,085
Road & Rail 2.1%
Knight-Swift Transportation Holdings, Inc.	334,100	13,591,188
Total Industrials		89,363,646
Information Technology 21.4%
Communications Equipment 7.6%
Calix, Inc.(a),(b)	2,276,860	15,482,648
Extreme Networks, Inc.(a)	1,598,133	13,759,925
Viavi Solutions, Inc.(a)	2,150,016	20,446,652
Total		49,689,225
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Smaller-Cap Value Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
May 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 3.1%
Belden, Inc.	136,700	7,554,042
Orbotech Ltd.(a)	199,951	12,804,862
Total		20,358,904
IT Services 5.8%
CACI International, Inc., Class A(a)	126,453	21,073,393
EPAM Systems, Inc.(a)	137,756	16,968,784
Total		38,042,177
Semiconductors & Semiconductor Equipment 1.7%
MACOM Technology Solutions Holdings, Inc.(a)	506,200	11,414,810
Technology Hardware, Storage & Peripherals 3.2%
Electronics for Imaging, Inc.(a)	638,203	21,335,126
Total Information Technology		140,840,242
Materials 7.7%
Chemicals 3.4%
Minerals Technologies, Inc.	307,321	22,434,433
Containers & Packaging 2.5%
Owens-Illinois, Inc.(a)	868,069	16,146,083
Metals & Mining 1.8%
Warrior Met Coal, Inc.	445,373	12,100,785
Total Materials		50,681,301
Real Estate 2.2%
Equity Real Estate Investment Trusts (REITS) 2.2%
Gaming and Leisure Properties, Inc.	421,711	14,802,056
Total Real Estate		14,802,056
Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services 3.6%
Wireless Telecommunication Services 3.6%
Telephone & Data Systems, Inc.	919,827	23,501,580
Total Telecommunication Services		23,501,580
Total Common Stocks (Cost $502,153,366)		650,139,681

Rights —%

Industrials —%
Airlines —%
American Airlines Escrow(a),(c),(d),(e)	52,560	0
Total Industrials		0
Total Rights (Cost $—)		0

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.907%(b),(f)	8,064,683	8,064,683
Total Money Market Funds (Cost $8,064,629)		8,064,683
Total Investments in Securities (Cost: $510,217,995)		658,204,364
Other Assets & Liabilities, Net		771,979
Net Assets		658,976,343

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Smaller-Cap Value Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Calix, Inc. †
	2,629,041	28,500	(380,681)	2,276,860	(1,162,379)	2,425,143	—	—
Columbia Short-Term Cash Fund, 1.907%
	20,342,520	145,362,392	(157,640,229)	8,064,683	(2,844)	54	97,991	8,064,683
Total					(1,165,223)	2,425,197	97,991	8,064,683

†	Issuer was not an affiliate at the end of period.

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2018, the value of these securities rounds to zero, which represents less than 0.01% of net assets.
(d)	Negligible market value.
(e)	Valuation based on significant unobservable inputs.
(f)	The rate shown is the seven-day current annualized yield at May 31, 2018.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Smaller-Cap Value Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
May 31, 2018
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	65,880,143	—	—	—	65,880,143
Energy	31,077,526	—	—	—	31,077,526
Financials	153,362,429	—	—	—	153,362,429
Health Care	80,630,758	—	—	—	80,630,758
Industrials	89,363,646	—	—	—	89,363,646
Information Technology	140,840,242	—	—	—	140,840,242
Materials	50,681,301	—	—	—	50,681,301
Real Estate	14,802,056	—	—	—	14,802,056
Telecommunication Services	23,501,580	—	—	—	23,501,580
Total Common Stocks	650,139,681	—	—	—	650,139,681
Rights
Industrials	—	—	0*	—	0*
Money Market Funds	—	—	—	8,064,683	8,064,683
Total Investments in Securities	650,139,681	—	0*	8,064,683	658,204,364

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain rights classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions related to the potential actions of the respective company’s restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Smaller-Cap Value Fund | Annual Report 2018

Statement of Assets and Liabilities
May 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $502,153,366)	$650,139,681
Affiliated issuers (cost $8,064,629)	8,064,683
Receivable for:
Investments sold	1,458,861
Capital shares sold	197,658
Dividends	148,871
Prepaid expenses	463
Total assets	660,010,217
Liabilities
Due to custodian	288
Payable for:
Capital shares purchased	782,721
Management services fees	15,636
Distribution and/or service fees	4,141
Transfer agent fees	76,101
Compensation of board members	80,228
Other expenses	74,759
Total liabilities	1,033,874
Net assets applicable to outstanding capital stock	$658,976,343
Represented by
Paid in capital	499,647,586
Undistributed net investment income	466,156
Accumulated net realized gain	10,876,232
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	147,986,315
Investments - affiliated issuers	54
Total - representing net assets applicable to outstanding capital stock	$658,976,343
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Smaller-Cap Value Fund | Annual Report 2018	11

Statement of Assets and Liabilities  (continued)
May 31, 2018
Class A
Net assets	$459,419,747
Shares outstanding	24,970,132
Net asset value per share	$18.40
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$19.52
Advisor Class
Net assets	$5,519,056
Shares outstanding	258,124
Net asset value per share	$21.38
Class C
Net assets	$30,308,121
Shares outstanding	2,279,667
Net asset value per share	$13.29
Institutional Class
Net assets	$127,825,290
Shares outstanding	6,072,563
Net asset value per share	$21.05
Institutional 2 Class
Net assets	$11,769,545
Shares outstanding	551,742
Net asset value per share	$21.33
Institutional 3 Class
Net assets	$15,116,548
Shares outstanding	686,125
Net asset value per share	$22.03
Class R
Net assets	$9,018,036
Shares outstanding	524,215
Net asset value per share	$17.20
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Smaller-Cap Value Fund | Annual Report 2018

Statement of Operations
Year Ended May 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$11,469,284
Dividends — affiliated issuers	97,991
Foreign taxes withheld	(31,323)
Total income	11,535,952
Expenses:
Management services fees	5,773,779
Distribution and/or service fees
Class A	1,202,768
Class B	1,999
Class C	330,765
Class R	51,593
Transfer agent fees
Class A	639,689
Advisor Class	7,839
Class B	315
Class C	44,124
Institutional Class	147,275
Institutional 2 Class	9,713
Institutional 3 Class	1,366
Class K	199
Class R	13,785
Plan administration fees
Class K	794
Compensation of board members	27,769
Custodian fees	7,161
Printing and postage fees	84,325
Registration fees	130,376
Audit fees	35,435
Legal fees	13,888
Compensation of chief compliance officer	142
Other	23,375
Total expenses	8,548,474
Expense reduction	(1,012)
Total net expenses	8,547,462
Net investment income	2,988,490
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	36,921,600
Investments — affiliated issuers	(1,165,223)
Foreign currency translations	(251)
Net realized gain	35,756,126
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	27,857,416
Investments — affiliated issuers	2,425,197
Net change in unrealized appreciation (depreciation)	30,282,613
Net realized and unrealized gain	66,038,739
Net increase in net assets resulting from operations	$69,027,229
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Smaller-Cap Value Fund | Annual Report 2018	13

Statement of Changes in Net Assets
	Year Ended May 31, 2018	Year Ended May 31, 2017
Operations
Net investment income (loss)	$2,988,490	$(3,692,969)
Net realized gain	35,756,126	97,347,202
Net change in unrealized appreciation (depreciation)	30,282,613	868,941
Net increase in net assets resulting from operations	69,027,229	94,523,174
Distributions to shareholders
Net realized gains
Class A	(58,304,200)	(32,173,093)
Advisor Class	(677,626)	(239,597)
Class B	—	(226,121)
Class C	(5,335,871)	(3,102,325)
Class I	—	(755,524)
Institutional Class	(11,302,491)	(4,388,343)
Institutional 2 Class	(1,551,035)	(525,033)
Institutional 3 Class	(1,548,701)	(253)
Class K	(40,686)	(416,722)
Class R	(1,437,060)	(814,140)
Total distributions to shareholders	(80,197,670)	(42,641,151)
Decrease in net assets from capital stock activity	(12,716,407)	(87,853,702)
Total decrease in net assets	(23,886,848)	(35,971,679)
Net assets at beginning of year	682,863,191	718,834,870
Net assets at end of year	$658,976,343	$682,863,191
Undistributed (excess of distributions over) net investment income	$466,156	$(2,417,029)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Smaller-Cap Value Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2018		May 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	726,778	13,685,224	1,201,094	21,770,448
Distributions reinvested	3,164,713	56,743,301	1,710,801	31,461,629
Redemptions	(5,112,263)	(96,505,093)	(8,020,502)	(144,965,051)
Net decrease	(1,220,772)	(26,076,568)	(5,108,607)	(91,732,974)
Advisor Class
Subscriptions	344,567	7,588,378	96,099	1,968,296
Distributions reinvested	32,550	677,368	11,436	239,478
Redemptions	(345,149)	(7,408,105)	(91,470)	(1,853,004)
Net increase	31,968	857,641	16,065	354,770
Class B
Subscriptions	—	—	1,995	27,635
Distributions reinvested	—	—	16,039	224,869
Redemptions	(111,037)	(1,621,135)	(205,407)	(2,854,487)
Net decrease	(111,037)	(1,621,135)	(187,373)	(2,601,983)
Class C
Subscriptions	113,177	1,549,395	136,997	1,909,333
Distributions reinvested	396,383	5,152,971	201,569	2,832,049
Redemptions	(715,523)	(10,016,571)	(946,214)	(13,242,188)
Net decrease	(205,963)	(3,314,205)	(607,648)	(8,500,806)
Class I
Subscriptions	—	—	12,220	256,876
Distributions reinvested	—	—	35,981	755,251
Redemptions	—	—	(794,043)	(16,280,512)
Net decrease	—	—	(745,842)	(15,268,385)
Institutional Class
Subscriptions	2,879,853	61,076,308	3,508,387	71,146,399
Distributions reinvested	283,355	5,805,931	56,335	1,163,312
Redemptions	(1,951,830)	(41,583,806)	(2,600,915)	(52,851,419)
Net increase	1,211,378	25,298,433	963,807	19,458,292
Institutional 2 Class
Subscriptions	319,378	6,912,867	494,610	10,228,461
Distributions reinvested	74,358	1,543,671	24,989	521,765
Redemptions	(671,455)	(14,348,501)	(222,875)	(4,544,596)
Net increase (decrease)	(277,719)	(5,891,963)	296,724	6,205,630
Institutional 3 Class
Subscriptions	67,163	1,501,613	670,393	14,058,929
Distributions reinvested	72,249	1,548,303	—	—
Redemptions	(114,413)	(2,574,436)	(9,492)	(211,897)
Net increase	24,999	475,480	660,901	13,847,032
Class K
Subscriptions	3,688	78,033	57,470	1,173,650
Distributions reinvested	1,997	40,266	20,424	416,447
Redemptions	(31,337)	(673,664)	(457,384)	(9,201,842)
Net decrease	(25,652)	(555,365)	(379,490)	(7,611,745)
Class R
Subscriptions	173,731	3,067,045	158,578	2,720,035
Distributions reinvested	38,727	649,843	21,346	371,415
Redemptions	(317,545)	(5,605,613)	(296,091)	(5,094,983)
Net decrease	(105,087)	(1,888,725)	(116,167)	(2,003,533)
Total net decrease	(677,885)	(12,716,407)	(5,207,630)	(87,853,702)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Smaller-Cap Value Fund | Annual Report 2018	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2018	$18.85	0.08 (c)	1.91	1.99	(2.44)	(2.44)
Year Ended 5/31/2017	$17.48	(0.09)	2.59	2.50	(1.13)	(1.13)
Year Ended 5/31/2016	$21.36	(0.05)	(1.70)	(1.75)	(2.13)	(2.13)
Year Ended 5/31/2015	$21.52	(0.14)	2.28	2.14	(2.30)	(2.30)
Year Ended 5/31/2014	$18.82	(0.03)	4.17	4.14	(1.44)	(1.44)
Advisor Class
Year Ended 5/31/2018	$21.49	0.17 (c)	2.16	2.33	(2.44)	(2.44)
Year Ended 5/31/2017	$19.74	(0.06)	2.94	2.88	(1.13)	(1.13)
Year Ended 5/31/2016	$23.76	0.01	(1.90)	(1.89)	(2.13)	(2.13)
Year Ended 5/31/2015	$23.63	(0.10)	2.53	2.43	(2.30)	(2.30)
Year Ended 5/31/2014	$20.49	0.02	4.56	4.58	(1.44)	(1.44)
Class C
Year Ended 5/31/2018	$14.35	(0.05) (c)	1.43	1.38	(2.44)	(2.44)
Year Ended 5/31/2017	$13.64	(0.18)	2.02	1.84	(1.13)	(1.13)
Year Ended 5/31/2016	$17.30	(0.15)	(1.38)	(1.53)	(2.13)	(2.13)
Year Ended 5/31/2015	$18.00	(0.25)	1.85	1.60	(2.30)	(2.30)
Year Ended 5/31/2014	$16.06	(0.16)	3.54	3.38	(1.44)	(1.44)
Institutional Class
Year Ended 5/31/2018	$21.19	0.15 (c)	2.15	2.30	(2.44)	(2.44)
Year Ended 5/31/2017	$19.48	(0.06)	2.90	2.84	(1.13)	(1.13)
Year Ended 5/31/2016	$23.47	(0.01)	(1.85)	(1.86)	(2.13)	(2.13)
Year Ended 5/31/2015	$23.37	(0.10)	2.50	2.40	(2.30)	(2.30)
Year Ended 5/31/2014	$20.28	0.05	4.48	4.53	(1.44)	(1.44)
Institutional 2 Class
Year Ended 5/31/2018	$21.43	0.17 (c)	2.17	2.34	(2.44)	(2.44)
Year Ended 5/31/2017	$19.66	(0.04)	2.94	2.90	(1.13)	(1.13)
Year Ended 5/31/2016	$23.65	0.02	(1.88)	(1.86)	(2.13)	(2.13)
Year Ended 5/31/2015	$23.49	(0.07)	2.53	2.46	(2.30)	(2.30)
Year Ended 5/31/2014	$20.35	0.07	4.51	4.58	(1.44)	(1.44)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Smaller-Cap Value Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2018	$18.40	10.88%	1.29%	1.29% (d)	0.42%	20%	$459,420
Year Ended 5/31/2017	$18.85	14.44%	1.32%	1.32% (d)	(0.52%)	24%	$493,661
Year Ended 5/31/2016	$17.48	(8.19%)	1.36%	1.36% (d)	(0.26%)	27%	$547,110
Year Ended 5/31/2015	$21.36	11.21%	1.38%	1.38% (d)	(0.67%)	26%	$397,847
Year Ended 5/31/2014	$21.52	22.30%	1.41%	1.40% (d)	(0.14%)	22%	$387,317
Advisor Class
Year Ended 5/31/2018	$21.38	11.14%	1.04%	1.04% (d)	0.78%	20%	$5,519
Year Ended 5/31/2017	$21.49	14.72%	1.07%	1.07% (d)	(0.28%)	24%	$4,860
Year Ended 5/31/2016	$19.74	(7.94%)	1.12%	1.12% (d)	0.03%	27%	$4,147
Year Ended 5/31/2015	$23.76	11.45%	1.13%	1.13% (d)	(0.44%)	26%	$486
Year Ended 5/31/2014	$23.63	22.64%	1.16%	1.15% (d)	0.07%	22%	$123
Class C
Year Ended 5/31/2018	$13.29	9.98%	2.04%	2.04% (d)	(0.34%)	20%	$30,308
Year Ended 5/31/2017	$14.35	13.64%	2.07%	2.07% (d)	(1.27%)	24%	$35,657
Year Ended 5/31/2016	$13.64	(8.89%)	2.11%	2.11% (d)	(1.02%)	27%	$42,200
Year Ended 5/31/2015	$17.30	10.35%	2.13%	2.13% (d)	(1.42%)	26%	$43,974
Year Ended 5/31/2014	$18.00	21.37%	2.16%	2.15% (d)	(0.91%)	22%	$43,354
Institutional Class
Year Ended 5/31/2018	$21.05	11.15%	1.04%	1.04% (d)	0.71%	20%	$127,825
Year Ended 5/31/2017	$21.19	14.71%	1.07%	1.07% (d)	(0.30%)	24%	$103,000
Year Ended 5/31/2016	$19.48	(7.91%)	1.12%	1.12% (d)	(0.05%)	27%	$75,905
Year Ended 5/31/2015	$23.47	11.44%	1.13%	1.13% (d)	(0.44%)	26%	$18,605
Year Ended 5/31/2014	$23.37	22.63%	1.16%	1.15% (d)	0.22%	22%	$7,019
Institutional 2 Class
Year Ended 5/31/2018	$21.33	11.22%	0.96%	0.96%	0.78%	20%	$11,770
Year Ended 5/31/2017	$21.43	14.88%	0.96%	0.96%	(0.19%)	24%	$17,775
Year Ended 5/31/2016	$19.66	(7.85%)	0.99%	0.99%	0.10%	27%	$10,476
Year Ended 5/31/2015	$23.65	11.65%	0.98%	0.98%	(0.29%)	26%	$2,188
Year Ended 5/31/2014	$23.49	22.80%	0.98%	0.98%	0.32%	22%	$630
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Smaller-Cap Value Fund | Annual Report 2018	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2018	$22.05	0.18 (c)	2.24	2.42	(2.44)	(2.44)
Year Ended 5/31/2017	$20.20	(0.14)	3.12	2.98	(1.13)	(1.13)
Year Ended 5/31/2016	$24.21	0.04	(1.92)	(1.88)	(2.13)	(2.13)
Year Ended 5/31/2015(e)	$23.11	(0.02)	3.42	3.40	(2.30)	(2.30)
Class R
Year Ended 5/31/2018	$17.81	0.04 (c)	1.79	1.83	(2.44)	(2.44)
Year Ended 5/31/2017	$16.62	(0.13)	2.45	2.32	(1.13)	(1.13)
Year Ended 5/31/2016	$20.46	(0.09)	(1.62)	(1.71)	(2.13)	(2.13)
Year Ended 5/31/2015	$20.77	(0.19)	2.18	1.99	(2.30)	(2.30)
Year Ended 5/31/2014	$18.25	(0.08)	4.04	3.96	(1.44)	(1.44)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
05/31/2018	$ 0.22	$ 0.28	$ 0.16	$ 0.26	$ 0.26	$ 0.26	$ 0.22

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Institutional 3 Class shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Smaller-Cap Value Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2018	$22.03	11.27%	0.91%	0.91%	0.79%	20%	$15,117
Year Ended 5/31/2017	$22.05	14.88%	0.92%	0.92%	(0.66%)	24%	$14,576
Year Ended 5/31/2016	$20.20	(7.74%)	0.94%	0.94%	0.16%	27%	$5
Year Ended 5/31/2015(e)	$24.21	15.90%	0.88% (f)	0.88% (f)	(0.15%) (f)	26%	$3
Class R
Year Ended 5/31/2018	$17.20	10.60%	1.54%	1.54% (d)	0.23%	20%	$9,018
Year Ended 5/31/2017	$17.81	14.09%	1.57%	1.57% (d)	(0.77%)	24%	$11,210
Year Ended 5/31/2016	$16.62	(8.36%)	1.61%	1.61% (d)	(0.52%)	27%	$12,386
Year Ended 5/31/2015	$20.46	10.87%	1.63%	1.63% (d)	(0.92%)	26%	$11,772
Year Ended 5/31/2014	$20.77	22.01%	1.66%	1.65% (d)	(0.40%)	22%	$11,933
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Smaller-Cap Value Fund | Annual Report 2018	19

Notes to Financial Statements
May 31, 2018
Note 1. Organization
Columbia Select Smaller-Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which
20	Columbia Select Smaller-Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Columbia Select Smaller-Cap Value Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
May 31, 2018
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
22	Columbia Select Smaller-Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2018 was 0.86% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Select Smaller-Cap Value Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
May 31, 2018
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Class K and Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
For the year ended May 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class B	0.03 (a)
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class K	0.05 (a)
Class R	0.13

(a)	Unannualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At May 31, 2018, the Fund’s total potential future obligation over the life of the Guaranty is $17,835. The liability remaining at May 31, 2018 for non-recurring charges associated with the lease amounted to $6,227 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $1,012.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. For Class B and Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the
24	Columbia Select Smaller-Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and shareholder services fee for Class B shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,478,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2018, if any, are listed below:
Amount ($)
Class A	126,862
Class C	690
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2017 through September 30, 2018	Prior to October 1, 2017
Class A	1.38%	1.38%
Advisor Class	1.13	1.13
Class C	2.13	2.13
Institutional Class	1.13	1.13
Institutional 2 Class	1.05	1.05
Institutional 3 Class	0.99	1.00
Class R	1.63	1.63
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Select Smaller-Cap Value Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
May 31, 2018
At May 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(105,305)	105,305	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2018			Year Ended May 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	80,197,670	80,197,670	—	42,641,151	42,641,151
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes. At May 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
3,035,225	8,671,237	—	147,701,311
At May 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
510,503,053	190,618,026	(42,916,715)	147,701,311
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $130,286,424 and $208,634,654, respectively, for the year ended May 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
26	Columbia Select Smaller-Cap Value Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended May 31, 2018.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At May 31, 2018, one unaffiliated shareholder of record owned 13.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 61.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Select Smaller-Cap Value Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
May 31, 2018
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Columbia Select Smaller-Cap Value Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Select Smaller-Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Smaller-Cap Value Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, brokers and transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Select Smaller-Cap Value Fund | Annual Report 2018	29

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Capital gain dividend
$35,221,170
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
30	Columbia Select Smaller-Cap Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Select Smaller-Cap Value Fund | Annual Report 2018	31

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
32	Columbia Select Smaller-Cap Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Select Smaller-Cap Value Fund | Annual Report 2018	33

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
34	Columbia Select Smaller-Cap Value Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Select Smaller-Cap Value Fund | Annual Report 2018	35

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
36	Columbia Select Smaller-Cap Value Fund | Annual Report 2018

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Columbia Select Smaller-Cap Value Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN218_05_H01_(07/18)

Annual Report
May 31, 2018
Columbia Commodity Strategy Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Commodity Strategy Fund   |  Annual Report 2018

Columbia Commodity Strategy Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Commodity Strategy Fund (the Fund) seeks to provide shareholders with total return.
Portfolio management
Threadneedle International Limited
David Donora
Nicolas Robin
Average annual total returns (%) (for the period ended May 31, 2018)
		Inception	1 Year	5 Years	Life
Class A*	Excluding sales charges	06/18/12	9.92	-7.53	-7.74
	Including sales charges		3.60	-8.62	-8.54
Advisor Class*		03/19/13	10.24	-7.31	-7.58
Class C*	Excluding sales charges	06/18/12	9.33	-8.22	-8.43
	Including sales charges		8.33	-8.22	-8.43
Institutional Class*		06/18/12	10.32	-7.33	-7.57
Institutional 2 Class*		01/08/14	10.43	-7.29	-7.55
Institutional 3 Class*		10/01/14	10.44	-7.31	-7.57
Class R*		06/18/12	9.86	-7.75	-7.96
Class T	Excluding sales charges	07/28/11	9.92	-7.55	-7.74
	Including sales charges		7.26	-8.02	-8.09
Bloomberg Commodity Index Total Return			11.02	-6.64	-7.99
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Commodity Index Total Return is a total return index based on the Bloomberg Commodity Index, which is a broadly diversified index composed of futures contracts on physical commodities that allows investors to track commodity futures through a single, simple measure.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Commodity Strategy Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 28, 2011 — May 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Commodity Strategy Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Commodities market exposure (%) (at May 31, 2018)
Commodities futures contracts(a)
Agriculture	31.3
Energy	31.3
Industrial Metals	11.3
Livestock	5.9
Precious Metals	20.2
Total notional market value of commodities futures contracts	100.0
(a) Reflects notional market value of commodities futures contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities futures contract are shown in the Consolidated Portfolio of Investments. The notional amount of all outstanding commodities futures contracts is $614,648,293. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.
Portfolio Holdings (%) (at May 31, 2018)
Money Market Funds	10.7
Treasury Bills	68.1
U.S. Government & Agency Obligations	6.5
Other Assets	14.7
Total	100.0
Percentages indicated are based upon net assets. At period end, the Fund held an investment in an affiliated money market fund, treasury bills and U.S. government & agency obligations, which have been segregated to cover obligations relating to the Fund’s investments in open futures contracts which provide exposure to the commodities market. For a description of the Fund’s investment in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.

Columbia Commodity Strategy Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
At May 31, 2018, approximately 94.5% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended May 31, 2018, the Fund’s Class A shares returned 9.92% excluding sales charges. The Fund underperformed its benchmark, the Bloomberg Commodity Index Total Return, which returned 11.02% for the same time period. The Fund’s positions in base metals, where lead underperformed nickel and zinc, detracted from performance, although this was somewhat offset by strong performance by the Fund’s energy holdings.
Commodity markets benefited from producers’ discipline
Overall, global commodity markets delivered a positive performance during the period, with most individual commodity markets higher and in some cases sharply above the previous year’s close. The most significant factors were the discipline of commodity producers and strong economic growth in both emerging and developed markets. At the same time, Chinese demand for industrial commodities was quite robust.
Contributors and detractors
The Fund invests, directly or indirectly, in a portfolio of commodity-linked investments, such as commodity-linked futures, structured notes and/or swaps, that are designed to provide exposure to the investment return of assets that trade in the commodities markets, without investing directly in physical commodities.
The Fund benefited from its overweight in U.S. natural gas, which outperformed the benchmark, as well as an underweight in lean hogs. In addition to these commodities, Fund positions in Kansas wheat and RBOB gasoline, or unleaded gas futures, also contributed to performance. Meanwhile, the Fund’s overweight in lead and zinc detracted from performance as these metals underperformed during the period. Fund returns were also hampered by geopolitical events, including an announcement by China’s Ministry of Ecology and Environment that it will ban imports of 32 types of scrap materials, such as motors, wire and cable as well as some forms of stainless steel. Another detractor was the U.S. government’s announcement that tariffs would be placed on palm oil imported from Argentina and Indonesia. Finally, the sharp rise in short-term interest rates negatively impacted the Fund because the collateral it held could not keep up with changes in the benchmark.
Portfolio positioning
The Fund’s allocations and weighting are changed frequently; however, the Fund did take an overweight position in base metals early in the period and maintained that overweight throughout the period. In addition, we increased the duration of the Fund’s collateral positions in an effort to compensate for rising interest rates. We believe this action may be beneficial if the pace of interest-rate increases steadies or slows.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
4	Columbia Commodity Strategy Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Commodity Strategy Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2017 — May 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,056.90	1,019.55	5.54	5.44	1.08
Advisor Class	1,000.00	1,000.00	1,056.80	1,020.79	4.26	4.18	0.83
Class C	1,000.00	1,000.00	1,053.50	1,015.86	9.32	9.15	1.82
Institutional Class	1,000.00	1,000.00	1,057.20	1,020.79	4.26	4.18	0.83
Institutional 2 Class	1,000.00	1,000.00	1,058.70	1,021.24	3.80	3.73	0.74
Institutional 3 Class	1,000.00	1,000.00	1,057.10	1,021.54	3.49	3.43	0.68
Class R	1,000.00	1,000.00	1,055.80	1,018.20	6.92	6.79	1.35
Class T	1,000.00	1,000.00	1,056.90	1,019.55	5.54	5.44	1.08
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Commodity Strategy Fund | Annual Report 2018

Consolidated Portfolio of Investments
May 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Treasury Bills 68.1%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 68.1%
U.S. Treasury Bills
08/16/2018	1.850%	70,000,000	69,727,412
09/13/2018	1.910%	70,000,000	69,618,255
10/11/2018	1.960%	70,000,000	69,504,738
11/08/2018	2.020%	70,000,000	69,382,817
12/06/2018	2.020%	70,000,000	69,275,868
01/31/2019	2.100%	70,000,000	69,025,790
Total			416,534,880
Total Treasury Bills (Cost $416,674,168)			416,534,880

U.S. Government & Agency Obligations 6.5%

Federal Home Loan Banks Discount Notes
08/31/2018	1.970%	20,000,000	19,901,180
Federal Home Loan Mortgage Corp. Discount Notes
07/02/2018	1.760%	20,000,000	19,969,207
Total U.S. Government & Agency Obligations (Cost $39,881,130)			39,870,387
Money Market Funds 10.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.907%(a),(b)	65,647,013	65,647,013
Total Money Market Funds (Cost $65,640,922)		65,647,013
Total Investments in Securities (Cost: $522,196,220)		522,052,280
Other Assets & Liabilities, Net		90,048,804
Net Assets		612,101,084
At May 31, 2018, securities and/or cash totaling $25,596,478 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Brent Crude	594	07/2018	USD	45,886,500	837,723	—
Brent Crude	70	07/2018	USD	5,407,500	—	(215)
Coffee C	222	07/2018	USD	10,298,025	302,915	—
Coffee C	55	07/2018	USD	2,551,313	85,340	—
Coffee C	32	07/2018	USD	1,484,400	—	(140)
Copper	102	07/2018	USD	7,815,750	—	(229,885)
Copper	471	07/2018	USD	36,090,375	—	(341,038)
Corn	254	07/2018	USD	5,003,800	128	—
Corn	387	07/2018	USD	7,623,900	—	(78,027)
Corn	1,707	07/2018	USD	33,627,900	—	(185,736)
Cotton	140	07/2018	USD	6,520,500	704,067	—
Cotton	56	07/2018	USD	2,608,200	293,083	—
Cotton	23	07/2018	USD	1,071,225	—	(101)
Feeder Cattle	30	08/2018	USD	2,211,000	77,411	—
Feeder Cattle	7	08/2018	USD	515,900	23,686	—
Feeder Cattle	4	08/2018	USD	294,800	—	(17)
Gold 100 oz.	356	08/2018	USD	46,447,320	—	(608,822)
Hard Red Spring Wheat	204	07/2018	USD	6,242,400	38,835	—
HRW Wheat	232	07/2018	USD	6,293,000	97,012	—
HRW Wheat	82	07/2018	USD	2,224,250	7,895	—
HRW Wheat	37	07/2018	USD	1,003,625	—	(156)
Lean Hogs	170	07/2018	USD	5,307,400	104,119	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2018	7

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Lean Hogs	25	10/2018	USD	632,750	—	(30,132)
Lean Hogs	209	10/2018	USD	5,289,790	—	(259,958)
Live Cattle	43	08/2018	USD	1,787,940	—	(118,413)
Live Cattle	44	08/2018	USD	1,829,520	—	(120,287)
Live Cattle	448	08/2018	USD	18,627,840	—	(495,564)
Natural Gas	1,487	10/2018	USD	44,401,820	1,984,888	—
Nickel	225	07/2018	USD	20,505,150	1,893,032	—
Nickel	49	07/2018	USD	4,465,566	437,016	—
NY Harbor ULSD	250	06/2018	USD	23,148,300	322,177	—
Primary Aluminum	383	07/2018	USD	22,118,250	807,111	—
Primary Aluminum	96	07/2018	USD	5,544,000	257,683	—
RBOB Gasoline	304	06/2018	USD	27,585,264	1,645,111	—
Silver	46	07/2018	USD	3,785,340	—	(48,273)
Silver	362	07/2018	USD	29,788,980	—	(298,890)
Soybean	137	07/2018	USD	6,976,725	—	(286,497)
Soybean	629	07/2018	USD	32,031,825	—	(1,091,830)
Soybean Meal	506	07/2018	USD	18,990,180	—	(528,478)
Soybean Oil	945	07/2018	USD	17,645,040	—	(84,679)
Sugar #11	896	06/2018	USD	12,835,021	525,385	—
Sugar #11	224	06/2018	USD	3,208,755	149,493	—
Sugar #11	131	06/2018	USD	1,876,549	—	(572)
Wheat	222	07/2018	USD	5,841,375	227,024	—
Wheat	90	07/2018	USD	2,368,125	15,772	—
Wheat	102	07/2018	USD	2,683,875	—	(5,480)
Wheat	52	07/2018	USD	1,368,250	—	(22,969)
WTI Crude	564	06/2018	USD	37,810,560	1,217,709	—
WTI Crude	123	06/2018	USD	8,245,920	229,632	—
Zinc	216	07/2018	USD	16,726,500	—	(559,344)
Total					12,284,247	(5,395,503)
Notes to Consolidated Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at May 31, 2018.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.907%
	154,143,322	724,355,427	(812,851,736)	65,647,013	(15,629)	4,583	3,634,110	65,647,013
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Columbia Commodity Strategy Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Fair value measurements  (continued)
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Consolidated Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Treasury Bills	416,534,880	—	—	—	416,534,880
U.S. Government & Agency Obligations	—	39,870,387	—	—	39,870,387
Money Market Funds	—	—	—	65,647,013	65,647,013
Total Investments in Securities	416,534,880	39,870,387	—	65,647,013	522,052,280
Investments in Derivatives
Asset
Futures Contracts	12,284,247	—	—	—	12,284,247
Liability
Futures Contracts	(5,395,503)	—	—	—	(5,395,503)
Total	423,423,624	39,870,387	—	65,647,013	528,941,024
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2018	9

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Fair value measurements  (continued)
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Commodity Strategy Fund | Annual Report 2018

Consolidated Statement of Assets and Liabilities
May 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $456,555,298)	$456,405,267
Affiliated issuers (cost $65,640,922)	65,647,013
Margin deposits on:
Futures contracts	25,596,478
Receivable for:
Capital shares sold	64,911,774
Dividends	104,817
Variation margin for futures contracts	1,897,332
Prepaid expenses	317
Total assets	614,562,998
Liabilities
Due to custodian	18,190
Payable for:
Capital shares purchased	94,068
Variation margin for futures contracts	2,265,283
Management services fees	9,389
Distribution and/or service fees	26
Transfer agent fees	3,375
Compensation of board members	25,656
Other expenses	45,927
Total liabilities	2,461,914
Net assets applicable to outstanding capital stock	$612,101,084
Represented by
Paid in capital	612,329,437
Excess of distributions over net investment income	(4,875,285)
Accumulated net realized loss	(2,097,872)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(150,031)
Investments - affiliated issuers	6,091
Futures contracts	6,888,744
Total - representing net assets applicable to outstanding capital stock	$612,101,084
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2018	11

Consolidated Statement of Assets and Liabilities  (continued)
May 31, 2018
Class A
Net assets	$2,147,503
Shares outstanding	372,923
Net asset value per share	$5.76
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$6.11
Advisor Class
Net assets	$21,601,116
Shares outstanding	3,677,674
Net asset value per share	$5.87
Class C
Net assets	$224,374
Shares outstanding	40,747
Net asset value per share	$5.51
Institutional Class
Net assets	$4,484,770
Shares outstanding	769,183
Net asset value per share	$5.83
Institutional 2 Class
Net assets	$1,331,045
Shares outstanding	225,659
Net asset value per share	$5.90
Institutional 3 Class
Net assets	$581,919,628
Shares outstanding	98,399,048
Net asset value per share	$5.91
Class R
Net assets	$390,937
Shares outstanding	68,885
Net asset value per share	$5.68
Class T
Net assets	$1,711
Shares outstanding	297
Net asset value per share	$5.76
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$5.91
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Commodity Strategy Fund | Annual Report 2018

Consolidated Statement of Operations
Year Ended May 31, 2018
Net investment income
Income:
Dividends — affiliated issuers	$3,634,110
Interest	2,321,875
Total income	5,955,985
Expenses:
Management services fees	2,820,639
Distribution and/or service fees
Class A	5,561
Class C	2,599
Class R	1,144
Class T	4
Transfer agent fees
Class A	3,276
Advisor Class	26,478
Class C	372
Institutional Class	4,514
Institutional 2 Class	792
Institutional 3 Class	34,338
Class R	356
Class T	3
Compensation of board members	19,103
Custodian fees	6,838
Printing and postage fees	17,828
Registration fees	115,647
Audit fees	43,434
Legal fees	11,602
Compensation of chief compliance officer	78
Other	17,252
Total expenses	3,131,858
Expense reduction	(20)
Total net expenses	3,131,838
Net investment income	2,824,147
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(44,035)
Investments — affiliated issuers	(15,629)
Futures contracts	30,058,021
Net realized gain	29,998,357
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(101,987)
Investments — affiliated issuers	4,583
Futures contracts	11,202,701
Net change in unrealized appreciation (depreciation)	11,105,297
Net realized and unrealized gain	41,103,654
Net increase in net assets resulting from operations	$43,927,801
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2018	13

Consolidated Statement of Changes in Net Assets
	Year Ended May 31, 2018	Year Ended May 31, 2017
Operations
Net investment income (loss)	$2,824,147	$(480,341)
Net realized gain (loss)	29,998,357	(8,738,625)
Net change in unrealized appreciation (depreciation)	11,105,297	(5,767,449)
Net increase (decrease) in net assets resulting from operations	43,927,801	(14,986,415)
Distributions to shareholders
Net investment income
Advisor Class	(17,230)	—
Institutional Class	(3,545)	—
Institutional 2 Class	(1,507)	—
Institutional 3 Class	(777,549)	—
Total distributions to shareholders	(799,831)	—
Increase in net assets from capital stock activity	328,542,898	190,041,099
Total increase in net assets	371,670,868	175,054,684
Net assets at beginning of year	240,430,216	65,375,532
Net assets at end of year	$612,101,084	$240,430,216
Undistributed (excess of distributions over) net investment income	$(4,875,285)	$3,735,515
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Commodity Strategy Fund | Annual Report 2018

Consolidated Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2018		May 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	267,354	1,478,536	169,193	922,926
Redemptions	(283,006)	(1,578,296)	(272,364)	(1,465,252)
Net decrease	(15,652)	(99,760)	(103,171)	(542,326)
Advisor Class
Subscriptions	1,474,285	8,253,107	1,280,505	7,032,922
Distributions reinvested	3,141	17,211	—	—
Redemptions	(653,543)	(3,670,320)	(403,571)	(2,233,825)
Net increase	823,883	4,599,998	876,934	4,799,097
Class C
Subscriptions	363	1,897	26,005	139,292
Redemptions	(26,001)	(134,821)	(17,883)	(94,065)
Net increase (decrease)	(25,638)	(132,924)	8,122	45,227
Class I
Subscriptions	—	—	82,610,116	460,281,039
Redemptions	—	—	(91,714,713)	(501,826,815)
Net decrease	—	—	(9,104,597)	(41,545,776)
Institutional Class
Subscriptions	776,387	4,268,978	601,006	3,280,871
Distributions reinvested	652	3,545	—	—
Redemptions	(228,031)	(1,250,818)	(535,608)	(2,888,216)
Net increase	549,008	3,021,705	65,398	392,655
Institutional 2 Class
Subscriptions	85,631	468,798	41,590	225,000
Distributions reinvested	273	1,505	—	—
Redemptions	(1,521)	(8,479)	(19,280)	(103,150)
Net increase	84,383	461,824	22,310	121,850
Institutional 3 Class
Subscriptions	76,129,041	423,416,944	78,206,812	427,596,562
Distributions reinvested	141,115	777,546	—	—
Redemptions	(19,038,723)	(103,804,034)	(37,039,522)	(200,800,309)
Net increase	57,231,433	320,390,456	41,167,290	226,796,253
Class R
Subscriptions	140,336	774,870	5,729	31,045
Redemptions	(86,251)	(473,271)	(10,428)	(56,926)
Net increase (decrease)	54,085	301,599	(4,699)	(25,881)
Total net increase	58,701,502	328,542,898	32,927,587	190,041,099
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2018	15

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 5/31/2018	$5.24	0.01	0.51	0.52	—	—
Year Ended 5/31/2017	$5.39	(0.03)	(0.12)	(0.15)	—	—
Year Ended 5/31/2016	$6.32	(0.06)	(0.87)	(0.93)	—	—
Year Ended 5/31/2015	$8.57	(0.08)	(2.17)	(2.25)	—	—
Year Ended 5/31/2014	$8.52	(0.09)	0.14 (d)	0.05	—	—
Advisor Class
Year Ended 5/31/2018	$5.33	0.03	0.52	0.55	(0.01)	(0.01)
Year Ended 5/31/2017	$5.48	(0.02)	(0.13)	(0.15)	—	—
Year Ended 5/31/2016	$6.40	(0.04)	(0.88)	(0.92)	—	—
Year Ended 5/31/2015	$8.65	(0.07)	(2.18)	(2.25)	—	—
Year Ended 5/31/2014	$8.59	(0.07)	0.13 (d)	0.06	—	—
Class C
Year Ended 5/31/2018	$5.04	(0.03)	0.50	0.47	—	—
Year Ended 5/31/2017	$5.23	(0.07)	(0.12)	(0.19)	—	—
Year Ended 5/31/2016	$6.18	(0.10)	(0.85)	(0.95)	—	—
Year Ended 5/31/2015	$8.45	(0.13)	(2.14)	(2.27)	—	—
Year Ended 5/31/2014	$8.46	(0.15)	0.14 (d)	(0.01)	—	—
Institutional Class
Year Ended 5/31/2018	$5.29	0.03	0.52	0.55	(0.01)	(0.01)
Year Ended 5/31/2017	$5.44	(0.02)	(0.13)	(0.15)	—	—
Year Ended 5/31/2016	$6.37	(0.05)	(0.88)	(0.93)	—	—
Year Ended 5/31/2015	$8.62	(0.07)	(2.18)	(2.25)	—	—
Year Ended 5/31/2014	$8.54	(0.07)	0.15 (d)	0.08	—	—
Institutional 2 Class
Year Ended 5/31/2018	$5.35	0.03	0.53	0.56	(0.01)	(0.01)
Year Ended 5/31/2017	$5.49	(0.01)	(0.13)	(0.14)	—	—
Year Ended 5/31/2016	$6.42	(0.04)	(0.89)	(0.93)	—	—
Year Ended 5/31/2015	$8.68	(0.06)	(2.20)	(2.26)	—	—
Year Ended 5/31/2014(e)	$8.16	(0.03)	0.55 (d)	0.52	—	—
Institutional 3 Class
Year Ended 5/31/2018	$5.36	0.04	0.52	0.56	(0.01)	(0.01)
Year Ended 5/31/2017	$5.50	0.00 (g)	(0.14)	(0.14)	—	—
Year Ended 5/31/2016	$6.43	(0.04)	(0.89)	(0.93)	—	—
Year Ended 5/31/2015(h)	$7.70	(0.04)	(1.23)	(1.27)	—	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Columbia Commodity Strategy Fund | Annual Report 2018

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2018	$5.76	9.92%	1.08%	1.08% (c)	0.22%	0%	$2,148
Year Ended 5/31/2017	$5.24	(2.78%)	1.13%	1.13%	(0.63%)	0%	$2,035
Year Ended 5/31/2016	$5.39	(14.72%)	1.50%	1.43%	(1.20%)	0%	$2,651
Year Ended 5/31/2015	$6.32	(26.25%)	1.51%	1.27%	(1.17%)	0%	$3,193
Year Ended 5/31/2014	$8.57	0.59%	1.34%	1.16%	(1.07%)	0%	$3,376
Advisor Class
Year Ended 5/31/2018	$5.87	10.24%	0.83%	0.83% (c)	0.48%	0%	$21,601
Year Ended 5/31/2017	$5.33	(2.74%)	0.87%	0.87%	(0.35%)	0%	$15,213
Year Ended 5/31/2016	$5.48	(14.38%)	1.23%	1.19%	(0.83%)	0%	$10,826
Year Ended 5/31/2015	$6.40	(26.01%)	1.26%	1.02%	(1.00%)	0%	$381
Year Ended 5/31/2014	$8.65	0.70%	1.10%	0.95%	(0.86%)	0%	$3
Class C
Year Ended 5/31/2018	$5.51	9.33%	1.82%	1.82% (c)	(0.57%)	0%	$224
Year Ended 5/31/2017	$5.04	(3.63%)	1.87%	1.87%	(1.36%)	0%	$335
Year Ended 5/31/2016	$5.23	(15.37%)	2.25%	2.18%	(1.92%)	0%	$305
Year Ended 5/31/2015	$6.18	(26.86%)	2.26%	2.02%	(1.93%)	0%	$275
Year Ended 5/31/2014	$8.45	(0.12%)	2.10%	1.91%	(1.82%)	0%	$226
Institutional Class
Year Ended 5/31/2018	$5.83	10.32%	0.83%	0.83% (c)	0.52%	0%	$4,485
Year Ended 5/31/2017	$5.29	(2.76%)	0.86%	0.86%	(0.31%)	0%	$1,166
Year Ended 5/31/2016	$5.44	(14.60%)	1.24%	1.18%	(0.92%)	0%	$842
Year Ended 5/31/2015	$6.37	(26.10%)	1.26%	1.02%	(0.92%)	0%	$693
Year Ended 5/31/2014	$8.62	0.94%	1.12%	0.92%	(0.83%)	0%	$742
Institutional 2 Class
Year Ended 5/31/2018	$5.90	10.43%	0.75%	0.75%	0.56%	0%	$1,331
Year Ended 5/31/2017	$5.35	(2.55%)	0.78%	0.78%	(0.25%)	0%	$756
Year Ended 5/31/2016	$5.49	(14.49%)	1.10%	1.10%	(0.74%)	0%	$654
Year Ended 5/31/2015	$6.42	(26.04%)	1.18%	0.96%	(0.78%)	0%	$2
Year Ended 5/31/2014(e)	$8.68	6.37%	1.16% (f)	0.87% (f)	(0.77%) (f)	0%	$608
Institutional 3 Class
Year Ended 5/31/2018	$5.91	10.44%	0.69%	0.69%	0.64%	0%	$581,920
Year Ended 5/31/2017	$5.36	(2.55%)	0.71%	0.71%	0.03%	0%	$220,847
Year Ended 5/31/2016	$5.50	(14.46%)	1.01%	1.01%	(0.73%)	0%	$2
Year Ended 5/31/2015(h)	$6.43	(16.49%)	1.33% (f)	0.97% (f)	(0.80%) (f)	0%	$2
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2018	17

Consolidated Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class R
Year Ended 5/31/2018	$5.17	0.00 (g)	0.51	0.51	—	—
Year Ended 5/31/2017	$5.34	(0.05)	(0.12)	(0.17)	—	—
Year Ended 5/31/2016	$6.28	(0.08)	(0.86)	(0.94)	—	—
Year Ended 5/31/2015	$8.53	(0.10)	(2.15)	(2.25)	—	—
Year Ended 5/31/2014	$8.50	(0.11)	0.14 (d)	0.03	—	—
Class T
Year Ended 5/31/2018	$5.24	0.02	0.50	0.52	—	—
Year Ended 5/31/2017	$5.38	(0.02)	(0.12)	(0.14)	—	—
Year Ended 5/31/2016	$6.32	(0.06)	(0.88)	(0.94)	—	—
Year Ended 5/31/2015	$8.57	(0.08)	(2.17)	(2.25)	—	—
Year Ended 5/31/2014	$8.53	(0.09)	0.13 (d)	0.04	—	—

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(e)	Institutional 2 Class shares commenced operations on January 8, 2014. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Rounds to zero.
(h)	Institutional 3 Class shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Columbia Commodity Strategy Fund | Annual Report 2018

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 5/31/2018	$5.68	9.86%	1.34%	1.34% (c)	0.07%	0%	$391
Year Ended 5/31/2017	$5.17	(3.18%)	1.37%	1.37%	(0.89%)	0%	$77
Year Ended 5/31/2016	$5.34	(14.97%)	1.74%	1.68%	(1.44%)	0%	$104
Year Ended 5/31/2015	$6.28	(26.38%)	1.76%	1.52%	(1.42%)	0%	$117
Year Ended 5/31/2014	$8.53	0.35%	1.60%	1.42%	(1.33%)	0%	$136
Class T
Year Ended 5/31/2018	$5.76	9.92%	1.08%	1.08% (c)	0.18%	0%	$2
Year Ended 5/31/2017	$5.24	(2.60%)	1.11%	1.11%	(0.56%)	0%	$2
Year Ended 5/31/2016	$5.38	(14.87%)	1.49%	1.43%	(1.16%)	0%	$2
Year Ended 5/31/2015	$6.32	(26.25%)	1.51%	1.27%	(1.14%)	0%	$2
Year Ended 5/31/2014	$8.57	0.47%	1.32%	1.16%	(1.10%)	0%	$3
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2018	19

Notes to Consolidated Financial Statements
May 31, 2018
Note 1. Organization
Columbia Commodity Strategy Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
CCFS Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At May 31, 2018, the Subsidiary financial statement information is as follows:
CCSF Offshore Fund, Ltd.
% of consolidated fund net assets	15.00%
Net assets	$91,820,430
Net investment income (loss)	317,221
Net realized gain (loss)	30,053,379
Net change in unrealized appreciation (depreciation)	11,203,712
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
20	Columbia Commodity Strategy Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Columbia Commodity Strategy Fund | Annual Report 2018	21

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
22	Columbia Commodity Strategy Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate commodity market exposure. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2018:
	Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)*
Commodity-related investment risk	Net assets — unrealized appreciation on futures contracts	12,284,247

	Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)*
Commodity-related investment risk	Net assets — unrealized depreciation on futures contracts	5,395,503

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
Columbia Commodity Strategy Fund | Annual Report 2018	23

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended May 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Commodity-related investment risk	30,058,021

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Commodity-related investment risk	11,202,701
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	497,551,218

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2018.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
24	Columbia Commodity Strategy Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.63% to 0.49% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2018 was 0.63% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Columbia Commodity Strategy Fund | Annual Report 2018	25

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
For the year ended May 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.14
Institutional Class	0.15
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.16
Class T	0.15
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the year ended May 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses.
26	Columbia Commodity Strategy Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2018, if any, are listed below:
Amount ($)
Class A	16,375
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2017 through September 30, 2018	Prior to October 1, 2017
Class A	1.36%	1.44%
Advisor Class	1.11	1.19
Class C	2.11	2.19
Institutional Class	1.11	1.19
Institutional 2 Class	1.02	1.11
Institutional 3 Class	0.96	1.06
Class R	1.61	1.69
Class T	1.36	1.44
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2018, these differences were primarily due to differing treatment for capital loss carryforwards, trustees’ deferred compensation and investments in commodity subsidiary. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
Columbia Commodity Strategy Fund | Annual Report 2018	27

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(10,635,116)	—	10,635,116
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
Year Ended May 31, 2018			Year Ended May 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
799,831	—	799,831	—	—	—
For the years ended May 31, 2018 and May 31, 2017, there were no distributions.
At May 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
40,197,367	—	(71,424)	(33,784,238)
At May 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
629,574,104	2,492,232	(36,276,470)	(33,784,238)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended May 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	71,424	—	71,424	—	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
For the year ended May 31, 2018, there were no purchases or proceeds from the sale of securities other than short-term investment transactions and derivative activity, if any. Only the amount of long-term security purchases and sales activity, excluding derivatives, impacts the portfolio turnover reported in the Consolidated Financial Highlights.
28	Columbia Commodity Strategy Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations.
The Fund had no borrowings during the year ended May 31, 2018.
Note 9. Significant risks
Commodity-related investment risk
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Columbia Commodity Strategy Fund | Annual Report 2018	29

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value even greater and thus result in increased volatility of returns. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At May 31, 2018, affiliated shareholders of record owned 95.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and
30	Columbia Commodity Strategy Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Commodity Strategy Fund | Annual Report 2018	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Commodity Strategy Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Columbia Commodity Strategy Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") and its subsidiary as of May 31, 2018, the related consolidated statement of operations for the year ended May 31, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of Columbia Commodity Strategy Fund and its subsidiary as of May 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, brokers and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Commodity Strategy Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Commodity Strategy Fund | Annual Report 2018	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
34	Columbia Commodity Strategy Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Commodity Strategy Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Commodity Strategy Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Commodity Strategy Fund | Annual Report 2018	37

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
38	Columbia Commodity Strategy Fund | Annual Report 2018

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Columbia Commodity Strategy Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN129_05_H01_(07/18)

Annual Report
May 31, 2018
Columbia Flexible Capital Income Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Flexible Capital Income Fund   |  Annual Report 2018

Columbia Flexible Capital Income Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Flexible Capital Income Fund (the Fund) seeks to provide shareholders current income, with long-term capital appreciation.
Portfolio management
David King, CFA
Co-Portfolio Manager
Managed Fund since 2011
Yan Jin
Co-Portfolio Manager
Managed Fund since 2011
Average annual total returns (%) (for the period ended May 31, 2018)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	07/28/11	8.48	7.10	8.90
	Including sales charges		2.26	5.84	7.96
Advisor Class*		11/08/12	8.68	7.37	9.12
Class C	Excluding sales charges	07/28/11	7.64	6.31	8.09
	Including sales charges		6.64	6.31	8.09
Institutional Class		07/28/11	8.75	7.37	9.15
Institutional 2 Class*		11/08/12	8.71	7.43	9.17
Institutional 3 Class*		03/01/17	8.82	7.19	8.97
Class R		07/28/11	8.22	6.83	8.61
Class T	Excluding sales charges	07/28/11	8.49	7.10	8.89
	Including sales charges		5.78	6.56	8.48
Blended Benchmark			7.68	7.93	8.92
Bloomberg Barclays U.S. Aggregate Bond Index			-0.37	1.98	2.50
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark, established by the Investment Manager, is composed of one-third each of the Russell 1000 Value Index, the Bloomberg Barclays U.S. Corporate Investment Grade & High Yield Index and the Bloomberg Barclays U.S. Convertible Composite Index. The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Bloomberg Barclays U.S. Corporate Investment Grade & High Yield Index is a broad-based benchmark that measures the performance of investment grade and non-investment grade, fixed-rate and taxable corporate bonds. It includes USD-denominated securities publicly issued by U.S. and non U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Bloomberg Barclays U.S. Convertible Composite Index measures the performance of all four major classes of USD equity-linked securities including: convertible cash coupon bonds, zero-coupon bonds, preferred convertibles with fixed par amounts and mandatory equity-linked securities.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Flexible Capital Income Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 28, 2011 — May 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Flexible Capital Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at May 31, 2018)
Intel Corp.	1.6
Johnson & Johnson	1.3
JPMorgan Chase & Co.	1.2
Suncor Energy, Inc.	1.1
AT&T, Inc.	1.1
Kellogg Co.	1.1
Extended Stay America, Inc.	1.1
Chesapeake Energy Corp. 09/15/2026 5.500%	1.1
Lions Gate Capital Holdings LLC 11/01/2024 5.875%	1.1
AMAG Pharmaceuticals, Inc. 09/01/2023 7.875%	1.1
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at May 31, 2018)
Common Stocks	32.5
Convertible Bonds	17.8
Convertible Preferred Stocks	11.8
Corporate Bonds & Notes	29.1
Limited Partnerships	1.5
Money Market Funds	4.5
Preferred Debt	1.1
Senior Loans	1.7
Warrants	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Columbia Flexible Capital Income Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2018, the Fund’s Class A shares returned 8.48% excluding sales charges. The Fund outperformed its Blended Benchmark, which returned 7.68% during the same time period. It also outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, which returned -0.37% for the same 12 months. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks returns of U.S. investment-grade government and corporate bonds, lost 0.37% as interest rates rose. (Interest rates and bond prices move in opposite directions.) Favorable security selection and an overweight in equities generally accounted for the Fund’s performance advantage over the Blended Benchmark.
Equity markets moved higher, bonds down on rising rates
In a year marked by political tumult and rising tensions with North Korea and Iran, investors focused on domestic issues, namely prospects for stronger economic growth and lower taxes, and drove equity markets higher over the 12-month period ended May 31, 2018. The S&P 500 Index, a broad-based measure of U.S. equity returns, gained 14.38%, despite a short-lived correction. Rising interest rates left most of the fixed-income market in the red.
U.S. economic growth picked up, and the unemployment rate fell to 3.8%. The labor market added an average of nearly 200,000 new jobs per month during the period, even though jobs were lost as a result of hurricane disruptions during the third quarter of 2017. Wage growth picked up as the labor market tightened. Corporate tax cuts boosted profitability for most U.S. companies, while global growth and a weaker U.S. dollar raised exports.
In March 2018, the Federal Reserve raised the target range on its key short-term interest rate, the federal funds rate, to 1.50% - 1.75%, citing solid job and economic growth and progress toward its 2.0% inflation target. The 10-year U.S. Treasury yield closed the period at 2.83%.
Contributors and detractors
In a year of strong equity market returns, the Fund’s overweight in equities aided relative performance and generated solid gains for shareholders. In technology, Microsoft, Automatic Data Processing (ADP), Lam Research and Intel were among the Fund’s top performers. Microsoft’s management team has improved profitability and reestablished the company’s growth with Azure, Microsoft’s cloud computing software, and subscription-based Office 365. ADP fared well as the human resources management software company announced a dividend increase in May and raised full-year earnings guidance. Lam Research, capital equipment supplier to the semiconductor industry, and semiconductor manufacturer Intel delivered solid gains as the semiconductor industry demonstrated less cyclicality, suppliers consolidated and new applications — artificial intelligence, for example —emerged.
In financials, a substantial position in Bank of America registered solid gains. Recovery from the decade-ago financial crisis took longer for Bank of America than for most of its peers, but now the company appears to be on solid footing and positioned to raise its dividend. Shares of reinsurance company Validus shot up after an announcement that it would merge with insurance giant AIG.
In health care, biopharmaceutical company AbbVie made a strong contribution to Fund results. Even though the main patent on the company’s lead product, Humira, has expired, investors took a positive view of future prospects and drove shares higher.
In the energy sector. Suncor, a Canadian integrated energy company, and BP (formerly British Petroleum) were buoyed by rising oil prices. Suncor raised its dividend during the year and pleased investors with a sizeable share repurchase.
Within the Fund’s convertibles portfolio, a position in Teledoc, the only publicly traded telemedicine provider, got a boost from its most recent acquisition, Best Doctors, a provider of medical second opinions. Within financials, Florida-based Heritage Insurance company, which specializes in flood and disaster coverage, did well, as did WPX Energy and Hess in the energy sector.
Most of the Fund’s bond holdings modestly declined for the year, primarily the result of rising interest rates. However, Valeant Pharmaceutical bonds rose as the company rebounded from a significant fall two years ago. Investors responded favorably to its ability to pay down and refinance debt.
4	Columbia Flexible Capital Income Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Disappointments within equities and convertibles were mostly company specific. Macquarie Infrastructure lost ground on news that the industrial company had reduced its dividend and was reinvesting for future growth. However, we liked Macquarie’s 8% yield and its longer term prospects and continued to own the stock. As sales for Gilead Sciences hepatitis C blockbuster drug dropped and earnings fell well short of expectations, Gilead shares followed suit. Questions remained about what’s coming next through the company’s product pipeline. However, we continued to hold the stock. Within convertible securities, energy exploration and production company Cobalt International defaulted and the holding created a loss for the Fund. Within fixed income, a position in Frontier Communications weighed on returns for the year. Although the market doesn’t seem to agree with our assessment of the company’s rebound potential, we continued to hold the bonds.
Thoughts at period’s end
Toward the end of the fiscal year, we harvested some equity and convertibles holdings, taking profits and trimming certain positions to help manage risk. As bond prices declined, we began to see opportunity in certain attractively priced issues and raised the Fund’s fixed-income weight. We continue to believe that the flexibility to move seamlessly across income-oriented market segments is an important tool for us as managers and has proved to be a significant competitive advantage for the Fund.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Convertible securities are subject to issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Flexible Capital Income Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2017 — May 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,015.10	1,019.75	5.22	5.24	1.04
Advisor Class	1,000.00	1,000.00	1,015.50	1,020.99	3.97	3.98	0.79
Class C	1,000.00	1,000.00	1,011.40	1,016.01	8.98	9.00	1.79
Institutional Class	1,000.00	1,000.00	1,016.40	1,020.99	3.97	3.98	0.79
Institutional 2 Class	1,000.00	1,000.00	1,016.40	1,021.14	3.82	3.83	0.76
Institutional 3 Class	1,000.00	1,000.00	1,016.10	1,021.44	3.52	3.53	0.70
Class R	1,000.00	1,000.00	1,013.90	1,018.50	6.48	6.49	1.29
Class T	1,000.00	1,000.00	1,015.10	1,019.75	5.22	5.24	1.04
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Flexible Capital Income Fund | Annual Report 2018

Portfolio of Investments
May 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 32.6%
Issuer	Shares	Value ($)
Consumer Discretionary 2.9%
Automobiles 0.6%
General Motors Co.	90,000	3,843,000
Hotels, Restaurants & Leisure 1.8%
Extended Stay America, Inc.	335,000	7,051,750
Six Flags Entertainment Corp.	80,000	5,161,600
Total		12,213,350
Leisure Products 0.5%
Hasbro, Inc.	40,000	3,470,000
Total Consumer Discretionary		19,526,350
Consumer Staples 2.0%
Food Products 1.0%
Kellogg Co.	110,000	7,082,900
Tobacco 1.0%
Philip Morris International, Inc.	82,500	6,562,050
Total Consumer Staples		13,644,950
Energy 2.0%
Oil, Gas & Consumable Fuels 2.0%
BP PLC, ADR	142,500	6,529,350
Goodrich Petroleum Corp.(a),(b),(c)	3,775,000	4
Suncor Energy, Inc.	180,000	7,160,400
Total		13,689,754
Total Energy		13,689,754
Financials 6.8%
Banks 3.1%
Bank of America Corp.	235,000	6,824,400
JPMorgan Chase & Co.	72,500	7,758,225
PacWest Bancorp	125,000	6,632,500
Total		21,215,125
Capital Markets 1.5%
Ares Capital Corp.	385,000	6,498,800
TCG BDC, Inc.	200,000	3,636,000
Total		10,134,800
Insurance 0.8%
Principal Financial Group, Inc.	95,000	5,301,000
Common Stocks (continued)
Issuer	Shares	Value ($)
Mortgage Real Estate Investment Trusts (REITS) 1.4%
Blackstone Mortgage Trust, Inc.	85,000	2,685,150
Starwood Property Trust, Inc.	295,000	6,404,450
Total		9,089,600
Total Financials		45,740,525
Health Care 3.0%
Biotechnology 1.0%
Gilead Sciences, Inc.	100,000	6,740,000
Health Care Equipment & Supplies 0.7%
Medtronic PLC	57,500	4,963,400
Pharmaceuticals 1.3%
Johnson & Johnson	70,000	8,373,400
Total Health Care		20,076,800
Industrials 2.3%
Aerospace & Defense 1.5%
Boeing Co. (The)	15,000	5,282,400
Lockheed Martin Corp.	16,000	5,032,640
Total		10,315,040
Machinery 0.3%
Stanley Black & Decker, Inc.	15,000	2,088,600
Transportation Infrastructure 0.5%
Macquarie Infrastructure Corp.	85,000	3,289,500
Total Industrials		15,693,140
Information Technology 8.6%
Communications Equipment 0.7%
Cisco Systems, Inc.	110,000	4,698,100
Electronic Equipment, Instruments & Components 0.8%
Corning, Inc.	190,000	5,162,300
IT Services 1.0%
Automatic Data Processing, Inc.	27,500	3,575,550
Booz Allen Hamilton Holdings Corp.	80,000	3,607,200
Total		7,182,750
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
May 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 4.6%
Analog Devices, Inc.	50,000	4,859,000
Broadcom, Inc.	25,000	6,301,750
Intel Corp.	185,000	10,212,000
KLA-Tencor Corp.	45,000	5,095,350
Lam Research Corp.	25,000	4,954,500
Total		31,422,600
Software 1.0%
Microsoft Corp.	70,000	6,918,800
Technology Hardware, Storage & Peripherals 0.5%
Western Digital Corp.	38,000	3,173,380
Total Information Technology		58,557,930
Real Estate 1.5%
Equity Real Estate Investment Trusts (REITS) 1.5%
Alexandria Real Estate Equities, Inc.	40,000	4,996,800
Equinix, Inc.	13,000	5,159,050
Total		10,155,850
Total Real Estate		10,155,850
Telecommunication Services 1.0%
Diversified Telecommunication Services 1.0%
AT&T, Inc.	220,000	7,110,400
Total Telecommunication Services		7,110,400
Utilities 2.5%
Electric Utilities 1.5%
American Electric Power Co., Inc.	70,000	4,756,500
Edison International	82,500	5,128,200
Total		9,884,700
Independent Power and Renewable Electricity Producers 1.0%
NRG Yield, Inc. Class A	385,000	6,725,950
Total Utilities		16,610,650
Total Common Stocks (Cost $199,295,286)		220,806,349

Convertible Bonds 17.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.6%
DISH Network Corp.
08/15/2026	3.375%	4,800,000	4,256,736
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 0.5%
Encore Capital Group, Inc.
03/15/2022	3.250%	2,950,000	3,116,212
Gaming 0.5%
Caesars Entertainment Corp.
10/01/2024	5.000%	1,900,000	3,507,970
Health Care 1.4%
Invacare Corp.
02/15/2021	5.000%	2,550,000	3,078,531
Novavax, Inc.
02/01/2023	3.750%	4,340,000	2,802,524
Teladoc, Inc.(d)
12/15/2022	3.000%	2,700,000	3,670,164
Total			9,551,219
Home Construction 0.7%
SunPower Corp.
01/15/2023	4.000%	5,520,000	4,604,061
Independent Energy 1.0%
Chesapeake Energy Corp.
09/15/2026	5.500%	7,200,000	6,948,490
12/15/2038	2.250%	47,000	44,650
Total			6,993,140
Life Insurance 0.5%
AXA SA(d)
05/15/2021	7.250%	3,300,000	3,555,882
Media and Entertainment 0.4%
Liberty Interactive LLC(d)
09/30/2046	1.750%	2,800,000	2,893,276
Metals and Mining 0.5%
Endeavour Mining Corp.(d)
02/15/2023	3.000%	3,300,000	3,333,000
Oil Field Services 0.4%
Bristow Group, Inc.
06/01/2023	4.500%	2,500,000	2,562,835
Other Industry 0.5%
Green Plains, Inc.
09/01/2022	4.125%	3,300,000	3,470,689
Other REIT 1.7%
Blackstone Mortgage Trust, Inc.
05/05/2022	4.375%	3,300,000	3,220,991

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Flexible Capital Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IH Merger Sub LLC
01/15/2022	3.500%	4,500,000	4,910,166
New York Mortgage Trust, Inc.
01/15/2022	6.250%	3,400,000	3,374,011
Total			11,505,168
Pharmaceuticals 5.5%
Acorda Therapeutics, Inc.
06/15/2021	1.750%	3,500,000	3,263,092
Aegerion Pharmaceuticals, Inc.
08/15/2019	2.000%	3,000,000	2,317,290
Alder Biopharmaceuticals, Inc.
02/01/2025	2.500%	3,400,000	3,745,471
Clovis Oncology, Inc.
05/01/2025	1.250%	5,000,000	4,686,825
Dermira, Inc.
05/15/2022	3.000%	4,000,000	3,164,188
Fluidigm Corp.
02/01/2034	2.750%	3,500,000	3,115,787
Innoviva, Inc.
Subordinated
01/15/2023	2.125%	3,400,000	3,407,769
Insmed, Inc.
01/15/2025	1.750%	3,600,000	3,575,657
Intercept Pharmaceuticals, Inc.
07/01/2023	3.250%	5,500,000	4,530,482
PTC Therapeutics, Inc.
08/15/2022	3.000%	2,800,000	2,757,726
Radius Health, Inc.
09/01/2024	3.000%	2,900,000	2,646,337
Total			37,210,624
Property & Casualty 1.1%
Heritage Insurance Holdings, Inc.(d)
08/01/2037	5.875%	2,500,000	3,184,240
MGIC Investment Corp.(d),(e)
Junior Subordinated
04/01/2063	9.000%	3,089,000	4,198,930
Total			7,383,170
Retailers 0.5%
GNC Holdings, Inc.
08/15/2020	1.500%	4,700,000	3,254,750
Technology 1.5%
Microchip Technology, Inc.
Junior Subordinated
02/15/2037	2.250%	5,300,000	6,765,450
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Micron Technology, Inc.
11/15/2043	3.000%	1,900,000	3,739,878
Total			10,505,328
Transportation Services 0.5%
Aegean Marine Petroleum Network, Inc.
12/15/2021	4.250%	4,500,000	3,144,155
Total Convertible Bonds (Cost $119,406,583)			120,848,215

Convertible Preferred Stocks 11.9%
Issuer		Shares	Value ($)
Consumer Staples 0.9%
Food Products 0.9%
Bunge Ltd.	4.875%	57,500	6,148,653
Total Consumer Staples			6,148,653
Energy 1.9%
Energy Equipment & Services 0.5%
Nabors Industries Ltd.	6.000%	62,500	3,212,500
Oil, Gas & Consumable Fuels 1.4%
Hess Corp.	8.000%	75,000	5,134,875
WPX Energy, Inc.	6.250%	55,000	4,164,600
Total			9,299,475
Total Energy			12,511,975
Financials 3.8%
Banks 2.0%
Bank of America Corp.	7.250%	5,200	6,583,200
Wells Fargo & Co.	7.500%	5,500	6,913,500
Total			13,496,700
Capital Markets 1.2%
AMG Capital Trust II	5.150%	87,500	5,193,361
Cowen, Inc.	5.625%	3,700	3,117,250
Total			8,310,611
Insurance 0.6%
Assurant, Inc.	6.500%	35,000	3,668,350
Total Financials			25,475,661

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
May 31, 2018
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Health Care 1.0%
Health Care Equipment & Supplies 1.0%
Becton Dickinson and Co.	6.125%	117,500	6,840,850
Total Health Care			6,840,850
Industrials 1.1%
Machinery 1.1%
Rexnord Corp.	5.750%	55,000	3,452,350
Stanley Black & Decker, Inc.	5.375%	40,000	4,258,000
Total			7,710,350
Total Industrials			7,710,350
Information Technology 1.3%
Electronic Equipment, Instruments & Components 0.8%
Belden, Inc.	6.750%	67,500	5,304,150
Internet Software & Services 0.5%
Mandatory Exchangeable Trust(d)	5.750%	15,000	3,328,160
Total Information Technology			8,632,310
Real Estate 1.0%
Equity Real Estate Investment Trusts (REITS) 1.0%
Crown Castle International Corp.	6.875%	6,600	6,885,647
Total Real Estate			6,885,647
Utilities 0.9%
Multi-Utilities 0.9%
DTE Energy Co.	6.500%	120,000	6,177,600
Total Utilities			6,177,600
Total Convertible Preferred Stocks (Cost $73,754,753)			80,383,046

Corporate Bonds & Notes 29.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 1.0%
Navistar International Corp.(d)
11/01/2025	6.625%	6,500,000	6,729,651
Brokerage/Asset Managers/Exchanges 0.9%
LPL Holdings, Inc.(d)
09/15/2025	5.750%	6,150,000	5,914,184
Cable and Satellite 1.5%
Charter Communications Operating LLC/Capital
10/23/2045	6.484%	5,700,000	6,077,973
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Telesat Canada/LLC(d)
11/15/2024	8.875%	3,600,000	3,913,524
Total			9,991,497
Consumer Products 1.0%
Mattel, Inc.(d)
12/31/2025	6.750%	6,746,000	6,566,685
Electric 1.0%
Covanta Holding Corp.
07/01/2025	5.875%	6,977,000	6,716,374
Finance Companies 3.2%
Fortress Transportation & Infrastructure Investors LLC(d)
03/15/2022	6.750%	6,495,000	6,566,081
iStar, Inc.
04/01/2022	6.000%	6,657,000	6,683,495
Springleaf Finance Corp.
03/15/2025	6.875%	6,100,000	6,067,030
03/15/2026	7.125%	2,091,000	2,090,780
Total			21,407,386
Food and Beverage 1.0%
Chobani LLC/Finance Corp., Inc.(d)
04/15/2025	7.500%	3,672,000	3,546,976
Lamb Weston Holdings, Inc.(d)
11/01/2026	4.875%	3,600,000	3,572,867
Total			7,119,843
Health Care 0.9%
Quotient Ltd.(a),(c),(d)
10/15/2023	12.000%	1,330,000	1,330,000
Surgery Center Holdings, Inc.(d)
07/01/2025	6.750%	5,300,000	4,958,754
Total			6,288,754
Healthcare Insurance 1.1%
Centene Corp.
01/15/2025	4.750%	6,223,000	6,184,106
Centene Escrow I Corp.(d)
06/01/2026	5.375%	1,034,000	1,044,746
Total			7,228,852
Home Construction 0.7%
Lennar Corp.(d)
11/29/2027	4.750%	4,900,000	4,592,069
Independent Energy 1.6%
Indigo Natural Resources LLC(d)
02/15/2026	6.875%	6,600,000	6,298,888

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Flexible Capital Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Talos Production LLC/Finance, Inc.(d)
04/03/2022	11.000%	4,169,067	4,346,253
Total			10,645,141
Media and Entertainment 1.5%
Lions Gate Capital Holdings LLC(d)
11/01/2024	5.875%	6,950,000	6,941,187
Meredith Corp.(d)
02/01/2026	6.875%	3,100,000	3,136,258
Total			10,077,445
Metals and Mining 1.9%
CONSOL Energy, Inc.(d)
11/15/2025	11.000%	3,100,000	3,400,722
Constellium NV(d)
03/01/2025	6.625%	6,500,000	6,475,950
Warrior Met Coal, Inc.(d)
11/01/2024	8.000%	3,000,000	3,070,938
Total			12,947,610
Midstream 1.3%
Rockpoint Gas Storage Canada Ltd.(d)
03/31/2023	7.000%	3,111,000	3,128,957
Summit Midstream Partners LP(e)
Junior Subordinated
12/31/2049	9.500%	5,600,000	5,532,559
Total			8,661,516
Oil Field Services 0.9%
Bristow Group, Inc.(d)
03/01/2023	8.750%	3,100,000	3,070,023
SESI LLC
09/15/2024	7.750%	3,000,000	3,102,441
Total			6,172,464
Other Industry 0.7%
WeWork Companies, Inc.(d)
05/01/2025	7.875%	5,000,000	4,712,235
Packaging 1.9%
BWAY Holding Co.(d)
04/15/2025	7.250%	6,500,000	6,389,753
Novolex (d)
01/15/2025	6.875%	6,600,000	6,367,436
Total			12,757,189
Pharmaceuticals 2.4%
AMAG Pharmaceuticals, Inc.(d)
09/01/2023	7.875%	6,900,000	6,934,183
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Horizon Pharma, Inc.(d)
11/01/2024	8.750%	2,600,000	2,783,833
Valeant Pharmaceuticals International, Inc.(d),(f)
01/31/2027	8.500%	6,700,000	6,806,322
Total			16,524,338
Restaurants 0.4%
IRB Holding Corp.(d)
02/15/2026	6.750%	3,200,000	3,031,306
Retailers 0.2%
Rite Aid Corp.
Junior Subordinated
02/15/2027	7.700%	1,613,000	1,401,753
Supermarkets 0.6%
Safeway, Inc.
02/01/2031	7.250%	4,588,000	4,003,062
Technology 1.7%
Diebold, Inc.
04/15/2024	8.500%	6,000,000	5,857,572
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/U.S. Holdings I LLC(d)
11/30/2024	10.000%	2,450,000	2,714,387
Informatica LLC(d)
07/15/2023	7.125%	3,032,000	3,092,673
Total			11,664,632
Transportation Services 1.1%
Hertz Corp. (The)(d)
06/01/2022	7.625%	2,750,000	2,680,645
Hertz Corp. (The)
10/15/2022	6.250%	5,600,000	5,010,247
Total			7,690,892
Wirelines 0.8%
Frontier Communications Corp.
09/15/2025	11.000%	6,740,000	5,391,751
Total Corporate Bonds & Notes (Cost $201,584,684)			198,236,629

Limited Partnerships 1.5%
Issuer	Shares	Value ($)
Energy 0.5%
Oil, Gas & Consumable Fuels 0.5%
Enviva Partners LP	115,000	3,484,500
Total Energy		3,484,500

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
May 31, 2018
Limited Partnerships (continued)
Issuer	Shares	Value ($)
Industrials 0.5%
Trading Companies & Distributors 0.5%
Fortress Transportation & Infrastructure Investors LLC	190,000	3,285,100
Total Industrials		3,285,100
Utilities 0.5%
Independent Power and Renewable Electricity Producers 0.5%
8Point3 Energy Partners LP	290,000	3,561,200
Total Utilities		3,561,200
Total Limited Partnerships (Cost $10,623,575)		10,330,800

Preferred Debt 1.1%
Issuer	Coupon Rate	Shares	Value ($)
Banking 0.6%
Citigroup Capital XIII(e)
10/30/2040	8.729%	145,000	3,894,700
Finance Companies 0.5%
GMAC Capital Trust I(e)
02/15/2040	7.624%	125,000	3,263,750
Total Preferred Debt (Cost $6,973,034)			7,158,450

Senior Loans 1.7%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 0.4%
HLF Financing SARL(g),(h)
Term Loan
3-month USD LIBOR + 5.500% 02/15/2023	7.480%	2,312,500	2,331,578
Metals and Mining 0.2%
CONSOL Energy, Inc.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 6.000% 11/28/2022	8.319%	1,396,500	1,430,100
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.7%
EagleClaw Midstream Ventures(g),(h)
Term Loan
3-month USD LIBOR + 4.250% 06/24/2024	6.306%	5,123,285	4,990,950
Retailers 0.4%
BJ’s Wholesale Club, Inc.(g),(h)
2nd Lien Term Loan
3-month USD LIBOR + 7.500% 02/03/2025	9.423%	2,692,000	2,715,555
Total Senior Loans (Cost $11,467,673)			11,468,183

Warrants —%
Issuer	Shares	Value ($)
Energy —%
Oil, Gas & Consumable Fuels —%
Goodrich Petroleum Corp.(a),(b),(c),(i)	11,139	0
Total Energy		0
Total Warrants (Cost $—)		0

Money Market Funds 4.5%
	Shares	Value ($)
JPMorgan US Government Money Market Fund, Agency Shares, 1.540%(j)	30,763,307	30,763,307
Total Money Market Funds (Cost $30,763,307)		30,763,307
Total Investments in Securities (Cost: $653,868,895)		679,994,979
Other Assets & Liabilities, Net		(2,738,517)
Net Assets		677,256,462

Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2018, the value of these securities amounted to $1,330,004, which represents 0.20% of net assets.
(b)	Non-income producing investment.
(c)	Valuation based on significant unobservable inputs.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Flexible Capital Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Notes to Portfolio of Investments  (continued)
(d)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At May 31, 2018, the value of these securities amounted to $158,281,138, which represents 23.37% of net assets.
(e)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of May 31, 2018.
(f)	Represents a security purchased on a when-issued basis.
(g)	The stated interest rate represents the weighted average interest rate at May 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(h)	Variable rate security. The interest rate shown was the current rate as of May 31, 2018.
(i)	Negligible market value.
(j)	The rate shown is the seven-day current annualized yield at May 31, 2018.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
May 31, 2018
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	19,526,350	—	—	19,526,350
Consumer Staples	13,644,950	—	—	13,644,950
Energy	13,689,750	—	4	13,689,754
Financials	45,740,525	—	—	45,740,525
Health Care	20,076,800	—	—	20,076,800
Industrials	15,693,140	—	—	15,693,140
Information Technology	58,557,930	—	—	58,557,930
Real Estate	10,155,850	—	—	10,155,850
Telecommunication Services	7,110,400	—	—	7,110,400
Utilities	16,610,650	—	—	16,610,650
Total Common Stocks	220,806,345	—	4	220,806,349
Convertible Bonds	—	120,848,215	—	120,848,215
Convertible Preferred Stocks
Consumer Staples	—	6,148,653	—	6,148,653
Energy	12,511,975	—	—	12,511,975
Financials	17,165,050	8,310,611	—	25,475,661
Health Care	6,840,850	—	—	6,840,850
Industrials	7,710,350	—	—	7,710,350
Information Technology	5,304,150	3,328,160	—	8,632,310
Real Estate	—	6,885,647	—	6,885,647
Utilities	6,177,600	—	—	6,177,600
Total Convertible Preferred Stocks	55,709,975	24,673,071	—	80,383,046
Corporate Bonds & Notes	—	196,906,629	1,330,000	198,236,629
Limited Partnerships
Energy	3,484,500	—	—	3,484,500
Industrials	3,285,100	—	—	3,285,100
Utilities	3,561,200	—	—	3,561,200
Total Limited Partnerships	10,330,800	—	—	10,330,800
Preferred Debt	7,158,450	—	—	7,158,450
Senior Loans	—	11,468,183	—	11,468,183
Warrants
Energy	—	—	0*	0*
Total Warrants	—	—	0*	0*
Money Market Funds	30,763,307	—	—	30,763,307
Total Investments in Securities	324,768,877	353,896,098	1,330,004	679,994,979

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Flexible Capital Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate bonds classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
Certain common stocks and warrants classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the company assets or potential actions related to the respective company’s restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2018	15

Statement of Assets and Liabilities
May 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $653,868,895)	$679,994,979
Receivable for:
Capital shares sold	3,437,433
Dividends	1,034,143
Interest	4,324,740
Prepaid expenses	410
Total assets	688,791,705
Liabilities
Payable for:
Investments purchased	4,186,789
Investments purchased on a delayed delivery basis	6,759,806
Capital shares purchased	429,628
Management services fees	11,924
Distribution and/or service fees	5,660
Transfer agent fees	49,123
Compensation of board members	32,986
Other expenses	59,327
Total liabilities	11,535,243
Net assets applicable to outstanding capital stock	$677,256,462
Represented by
Paid in capital	661,925,707
Undistributed net investment income	2,518,475
Accumulated net realized loss	(13,313,804)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	26,126,084
Total - representing net assets applicable to outstanding capital stock	$677,256,462
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Flexible Capital Income Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
May 31, 2018
Class A
Net assets	$156,010,816
Shares outstanding	12,020,122
Net asset value per share	$12.98
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$13.77
Advisor Class
Net assets	$21,290,505
Shares outstanding	1,627,537
Net asset value per share	$13.08
Class C
Net assets	$168,060,931
Shares outstanding	13,031,161
Net asset value per share	$12.90
Institutional Class
Net assets	$306,953,580
Shares outstanding	23,649,543
Net asset value per share	$12.98
Institutional 2 Class
Net assets	$19,094,610
Shares outstanding	1,458,527
Net asset value per share	$13.09
Institutional 3 Class
Net assets	$5,008,902
Shares outstanding	387,284
Net asset value per share	$12.93
Class R
Net assets	$831,514
Shares outstanding	64,134
Net asset value per share	$12.97
Class T
Net assets	$5,604
Shares outstanding	432
Net asset value per share(a)	$12.99
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$13.32

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2018	17

Statement of Operations
Year Ended May 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$13,222,128
Interest	15,814,728
Foreign taxes withheld	(24,272)
Total income	29,012,584
Expenses:
Management services fees	3,675,394
Distribution and/or service fees
Class A	360,722
Class C	1,438,194
Class R	3,996
Class T	14
Transfer agent fees
Class A	124,244
Advisor Class	14,424
Class C	123,910
Institutional Class	215,719
Institutional 2 Class	5,495
Institutional 3 Class	326
Class R	688
Class T	4
Compensation of board members	21,529
Custodian fees	6,365
Printing and postage fees	50,190
Registration fees	164,301
Audit fees	42,717
Legal fees	12,738
Compensation of chief compliance officer	107
Other	33,479
Total expenses	6,294,556
Fees waived by transfer agent
Institutional 2 Class	(795)
Institutional 3 Class	(326)
Expense reduction	(20)
Total net expenses	6,293,415
Net investment income	22,719,169
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	24,528,553
Foreign currency translations	1,326
Net realized gain	24,529,879
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(3,475,952)
Net change in unrealized appreciation (depreciation)	(3,475,952)
Net realized and unrealized gain	21,053,927
Net increase in net assets resulting from operations	$43,773,096
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Flexible Capital Income Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended May 31, 2018	Year Ended May 31, 2017 (a)
Operations
Net investment income	$22,719,169	$19,661,384
Net realized gain	24,529,879	7,922,919
Net change in unrealized appreciation (depreciation)	(3,475,952)	50,552,286
Net increase in net assets resulting from operations	43,773,096	78,136,589
Distributions to shareholders
Net investment income
Class A	(6,112,885)	(10,061,019)
Advisor Class	(738,338)	(824,256)
Class C	(5,020,304)	(4,923,846)
Class I	—	(129)
Institutional Class	(11,055,265)	(5,437,346)
Institutional 2 Class	(333,620)	(258,973)
Institutional 3 Class	(137,360)	(28)
Class R	(31,329)	(18,465)
Class T	(239)	(278)
Total distributions to shareholders	(23,429,340)	(21,524,340)
Increase in net assets from capital stock activity	141,709,127	8,049,661
Total increase in net assets	162,052,883	64,661,910
Net assets at beginning of year	515,203,579	450,541,669
Net assets at end of year	$677,256,462	$515,203,579
Undistributed net investment income	$2,518,475	$619,037

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2018	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2018		May 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	4,522,813	58,498,670	5,345,639	64,287,372
Distributions reinvested	467,680	5,975,586	847,137	9,867,424
Redemptions	(3,751,033)	(48,387,038)	(16,964,221)	(205,765,974)
Net increase (decrease)	1,239,460	16,087,218	(10,771,445)	(131,611,178)
Advisor Class
Subscriptions	865,704	11,277,108	486,207	5,853,626
Distributions reinvested	57,454	738,218	69,782	824,135
Redemptions	(761,962)	(9,894,030)	(421,883)	(5,082,653)
Net increase	161,196	2,121,296	134,106	1,595,108
Class C
Subscriptions	4,234,604	54,443,929	2,367,737	28,362,986
Distributions reinvested	380,779	4,843,776	389,581	4,537,951
Redemptions	(2,232,300)	(28,560,472)	(2,859,207)	(33,728,485)
Net increase (decrease)	2,383,083	30,727,233	(101,889)	(827,548)
Class I
Redemptions	—	—	(210)	(2,561)
Net decrease	—	—	(210)	(2,561)
Institutional Class
Subscriptions	10,610,392	137,099,784	15,542,700	190,309,320
Distributions reinvested	835,913	10,679,697	416,229	4,922,748
Redemptions	(5,717,279)	(73,733,137)	(4,719,031)	(56,292,454)
Net increase	5,729,026	74,046,344	11,239,898	138,939,614
Institutional 2 Class
Subscriptions	1,170,419	15,290,597	170,533	2,063,342
Distributions reinvested	25,843	333,499	21,953	258,851
Redemptions	(156,901)	(2,057,958)	(216,998)	(2,635,978)
Net increase (decrease)	1,039,361	13,566,138	(24,512)	(313,785)
Institutional 3 Class
Subscriptions	494,990	6,379,502	200	2,520
Distributions reinvested	10,702	137,243	—	—
Redemptions	(118,608)	(1,532,871)	—	—
Net increase	387,084	4,983,874	200	2,520
Class R
Subscriptions	28,193	359,141	52,551	631,649
Distributions reinvested	2,443	31,221	1,557	18,353
Redemptions	(16,644)	(213,094)	(31,056)	(381,597)
Net increase	13,992	177,268	23,052	268,405
Class T
Distributions reinvested	10	124	14	160
Redemptions	(29)	(368)	(88)	(1,074)
Net decrease	(19)	(244)	(74)	(914)
Total net increase	10,953,183	141,709,127	499,126	8,049,661

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Flexible Capital Income Fund | Annual Report 2018

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Columbia Flexible Capital Income Fund | Annual Report 2018	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2018	$12.49	0.52	0.52	1.04	(0.55)	—	(0.55)
Year Ended 5/31/2017	$11.06	0.51	1.48	1.99	(0.56)	—	(0.56)
Year Ended 5/31/2016	$12.49	0.49	(1.20)	(0.71)	(0.57)	(0.15)	(0.72)
Year Ended 5/31/2015	$12.59	0.39	0.02	0.41	(0.43)	(0.08)	(0.51)
Year Ended 5/31/2014	$11.98	0.43	0.96	1.39	(0.44)	(0.34)	(0.78)
Advisor Class
Year Ended 5/31/2018	$12.59	0.56	0.51	1.07	(0.58)	—	(0.58)
Year Ended 5/31/2017	$11.14	0.55	1.49	2.04	(0.59)	—	(0.59)
Year Ended 5/31/2016	$12.58	0.52	(1.21)	(0.69)	(0.60)	(0.15)	(0.75)
Year Ended 5/31/2015	$12.68	0.43	0.01	0.44	(0.46)	(0.08)	(0.54)
Year Ended 5/31/2014	$12.05	0.47	0.97	1.44	(0.47)	(0.34)	(0.81)
Class C
Year Ended 5/31/2018	$12.42	0.42	0.52	0.94	(0.46)	—	(0.46)
Year Ended 5/31/2017	$11.00	0.42	1.48	1.90	(0.48)	—	(0.48)
Year Ended 5/31/2016	$12.42	0.41	(1.19)	(0.78)	(0.49)	(0.15)	(0.64)
Year Ended 5/31/2015	$12.52	0.30	0.01	0.31	(0.33)	(0.08)	(0.41)
Year Ended 5/31/2014	$11.91	0.33	0.97	1.30	(0.35)	(0.34)	(0.69)
Institutional Class
Year Ended 5/31/2018	$12.49	0.56	0.51	1.07	(0.58)	—	(0.58)
Year Ended 5/31/2017	$11.06	0.54	1.48	2.02	(0.59)	—	(0.59)
Year Ended 5/31/2016	$12.49	0.52	(1.20)	(0.68)	(0.60)	(0.15)	(0.75)
Year Ended 5/31/2015	$12.60	0.43	0.00 (d)	0.43	(0.46)	(0.08)	(0.54)
Year Ended 5/31/2014	$11.98	0.46	0.97	1.43	(0.47)	(0.34)	(0.81)
Institutional 2 Class
Year Ended 5/31/2018	$12.60	0.57	0.51	1.08	(0.59)	—	(0.59)
Year Ended 5/31/2017	$11.15	0.55	1.50	2.05	(0.60)	—	(0.60)
Year Ended 5/31/2016	$12.58	0.54	(1.21)	(0.67)	(0.61)	(0.15)	(0.76)
Year Ended 5/31/2015	$12.68	0.42	0.03	0.45	(0.47)	(0.08)	(0.55)
Year Ended 5/31/2014	$12.05	0.47	0.97	1.44	(0.47)	(0.34)	(0.81)
Institutional 3 Class
Year Ended 5/31/2018	$12.44	0.58	0.50	1.08	(0.59)	—	(0.59)
Year Ended 5/31/2017(e)	$12.48	(5.60)	5.70	0.10	(0.14)	—	(0.14)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Flexible Capital Income Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2018	$12.98	8.48%	1.04%	1.04% (c)	4.06%	50%	$156,011
Year Ended 5/31/2017	$12.49	18.45%	1.06%	1.06%	4.31%	71%	$134,698
Year Ended 5/31/2016	$11.06	(5.42%)	1.09%	1.09%	4.37%	63%	$238,361
Year Ended 5/31/2015	$12.49	3.37%	1.08%	1.07%	3.20%	60%	$372,408
Year Ended 5/31/2014	$12.59	12.17%	1.17%	1.02%	3.52%	48%	$168,897
Advisor Class
Year Ended 5/31/2018	$13.08	8.68%	0.79%	0.79% (c)	4.30%	50%	$21,291
Year Ended 5/31/2017	$12.59	18.79%	0.81%	0.81%	4.55%	71%	$18,460
Year Ended 5/31/2016	$11.14	(5.22%)	0.84%	0.84%	4.62%	63%	$14,839
Year Ended 5/31/2015	$12.58	3.61%	0.83%	0.82%	3.45%	60%	$23,755
Year Ended 5/31/2014	$12.68	12.55%	0.92%	0.77%	3.83%	48%	$9,087
Class C
Year Ended 5/31/2018	$12.90	7.64%	1.79%	1.79% (c)	3.32%	50%	$168,061
Year Ended 5/31/2017	$12.42	17.58%	1.81%	1.81%	3.56%	71%	$132,227
Year Ended 5/31/2016	$11.00	(6.10%)	1.84%	1.84%	3.64%	63%	$118,203
Year Ended 5/31/2015	$12.42	2.61%	1.83%	1.82%	2.47%	60%	$162,563
Year Ended 5/31/2014	$12.52	11.38%	1.92%	1.78%	2.79%	48%	$49,739
Institutional Class
Year Ended 5/31/2018	$12.98	8.75%	0.79%	0.79% (c)	4.32%	50%	$306,954
Year Ended 5/31/2017	$12.49	18.74%	0.82%	0.82%	4.56%	71%	$223,904
Year Ended 5/31/2016	$11.06	(5.18%)	0.83%	0.83%	4.56%	63%	$73,885
Year Ended 5/31/2015	$12.49	3.55%	0.83%	0.82%	3.49%	60%	$144,617
Year Ended 5/31/2014	$12.60	12.54%	0.92%	0.75%	3.82%	48%	$27,600
Institutional 2 Class
Year Ended 5/31/2018	$13.09	8.71%	0.77%	0.76%	4.37%	50%	$19,095
Year Ended 5/31/2017	$12.60	18.85%	0.77%	0.77%	4.58%	71%	$5,280
Year Ended 5/31/2016	$11.15	(5.06%)	0.75%	0.75%	4.76%	63%	$4,946
Year Ended 5/31/2015	$12.58	3.66%	0.74%	0.72%	3.41%	60%	$4,663
Year Ended 5/31/2014	$12.68	12.55%	0.82%	0.76%	3.84%	48%	$5,695
Institutional 3 Class
Year Ended 5/31/2018	$12.93	8.82%	0.72%	0.71%	4.50%	50%	$5,009
Year Ended 5/31/2017(e)	$12.44	0.84%	0.74% (f)	0.74% (f)	(184.79%) (f)	71%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2018	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 5/31/2018	$12.48	0.49	0.52	1.01	(0.52)	—	(0.52)
Year Ended 5/31/2017	$11.05	0.47	1.49	1.96	(0.53)	—	(0.53)
Year Ended 5/31/2016	$12.48	0.45	(1.18)	(0.73)	(0.55)	(0.15)	(0.70)
Year Ended 5/31/2015	$12.58	0.36	0.02	0.38	(0.40)	(0.08)	(0.48)
Year Ended 5/31/2014	$11.97	0.41	0.95	1.36	(0.41)	(0.34)	(0.75)
Class T
Year Ended 5/31/2018	$12.50	0.52	0.52	1.04	(0.55)	—	(0.55)
Year Ended 5/31/2017	$11.07	0.51	1.48	1.99	(0.56)	—	(0.56)
Year Ended 5/31/2016	$12.50	0.49	(1.19)	(0.70)	(0.58)	(0.15)	(0.73)
Year Ended 5/31/2015	$12.60	0.38	0.02	0.40	(0.42)	(0.08)	(0.50)
Year Ended 5/31/2014	$11.98	0.43	0.97	1.40	(0.44)	(0.34)	(0.78)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Flexible Capital Income Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 5/31/2018	$12.97	8.22%	1.29%	1.29% (c)	3.81%	50%	$832
Year Ended 5/31/2017	$12.48	18.18%	1.31%	1.31%	3.95%	71%	$626
Year Ended 5/31/2016	$11.05	(5.67%)	1.33%	1.33%	3.98%	63%	$299
Year Ended 5/31/2015	$12.48	3.11%	1.34%	1.33%	2.94%	60%	$1,368
Year Ended 5/31/2014	$12.58	11.87%	1.41%	1.29%	3.38%	48%	$531
Class T
Year Ended 5/31/2018	$12.99	8.49%	1.04%	1.04% (c)	4.05%	50%	$6
Year Ended 5/31/2017	$12.50	18.44%	1.05%	1.05%	4.32%	71%	$6
Year Ended 5/31/2016	$11.07	(5.41%)	1.07%	1.07%	4.35%	63%	$6
Year Ended 5/31/2015	$12.50	3.33%	1.07%	1.07%	3.08%	60%	$10
Year Ended 5/31/2014	$12.60	12.22%	1.17%	1.08%	3.52%	48%	$16
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2018	25

Notes to Financial Statements
May 31, 2018
Note 1. Organization
Columbia Flexible Capital Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
26	Columbia Flexible Capital Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
Columbia Flexible Capital Income Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
May 31, 2018
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported,
28	Columbia Flexible Capital Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
Columbia Flexible Capital Income Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
May 31, 2018
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.65% to 0.54% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2018 was 0.65% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Institutional 2 Class shares and 0.025% for Institutional 3 Class shares. In addition, effective October 1, 2017 through September 30, 2018,
30	Columbia Flexible Capital Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended May 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.09
Class T	0.07
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $863,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2018, if any, are listed below:
Amount ($)
Class A	884,623
Class C	8,211
Columbia Flexible Capital Income Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
May 31, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2017 through September 30, 2018	Prior to October 1, 2017
Class A	1.25%	1.26%
Advisor Class	1.00	1.01
Class C	2.00	2.01
Institutional Class	1.00	1.01
Institutional 2 Class	0.96	0.96
Institutional 3 Class	0.91	0.91
Class R	1.50	1.51
Class T	1.25	1.26
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective October 1, 2017 through September 30, 2018, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, capital loss carryforwards, trustees’ deferred compensation, principal and/or interest from fixed income securities, foreign currency transactions, investments in partnerships, non-deductible expenses, amortization/accretion on certain convertible securities and deemed distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
2,609,609	(2,609,068)	(541)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
32	Columbia Flexible Capital Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Year Ended May 31, 2018			Year Ended May 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
23,429,340	—	23,429,340	21,524,340	—	21,524,340
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes. At May 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,829,722	—	(12,655,894)	25,610,052
At May 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
654,384,927	48,498,407	(22,888,355)	25,610,052
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended May 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	12,655,894	12,655,894	21,443,126	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $405,339,067 and $276,298,102, respectively, for the year ended May 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Columbia Flexible Capital Income Fund | Annual Report 2018	33

Notes to Financial Statements  (continued)
May 31, 2018
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended May 31, 2018.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At May 31, 2018, affiliated shareholders of record owned 44.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
34	Columbia Flexible Capital Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Flexible Capital Income Fund | Annual Report 2018	35

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Flexible Capital Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Flexible Capital Income Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
36	Columbia Flexible Capital Income Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction
39.25%	35.43%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Columbia Flexible Capital Income Fund | Annual Report 2018	37

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
38	Columbia Flexible Capital Income Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Flexible Capital Income Fund | Annual Report 2018	39

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
40	Columbia Flexible Capital Income Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Flexible Capital Income Fund | Annual Report 2018	41

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
42	Columbia Flexible Capital Income Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Flexible Capital Income Fund | Annual Report 2018	43

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Columbia Flexible Capital Income Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN148_05_H01_(07/18)

Annual Report
May 31, 2018
Multi-Manager Value Strategies Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Multi-Manager Value Strategies Fund   |  Annual Report 2018

Multi-Manager Value Strategies Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Multi-Manager Value Strategies Fund (the Fund) seeks to provide shareholders with growth of capital and income.
Portfolio management
Columbia Management Investment Advisers, LLC
Scott Davis
Michael Barclay, CFA
Peter Santoro, CFA
Diamond Hill Capital Management, Inc.
Charles Bath, CFA
Austin Hawley, CFA
Christopher Welch, CFA
Dimensional Fund Advisors LP
Joseph Chi, CFA
Jed Fogdall
Lukas Smart, CFA
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2018)
	Inception	1 Year	5 Years	Life
Class A	04/20/12	10.12	9.98	11.66
Institutional Class*	01/03/17	10.41	10.03	11.70
Russell 1000 Value Index		8.25	10.09	12.44
Effective November 1, 2017, Class Z shares were renamed Institutional Class shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to October 1, 2016 reflects returns achieved pursuant to a different investment objective, principal investment strategies and/or management teams. If the Fund’s current investment objective, strategies and/or management teams had been in place for the prior periods, results shown may have been different.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Multi-Manager Value Strategies Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 20, 2012 — May 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Multi-Manager Value Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at May 31, 2018)
JPMorgan Chase & Co.	3.5
Pfizer, Inc.	2.6
Microsoft Corp.	2.3
Intel Corp.	2.1
Citigroup, Inc.	2.1
Exxon Mobil Corp.	2.0
Comcast Corp., Class A	1.8
Wells Fargo & Co.	1.8
Abbott Laboratories	1.8
Apple, Inc.	1.7
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at May 31, 2018)
Common Stocks	97.6
Exchange-Traded Funds	0.2
Money Market Funds	2.2
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2018)
Consumer Discretionary	12.1
Consumer Staples	7.2
Energy	9.4
Financials	24.2
Health Care	13.7
Industrials	10.7
Information Technology	15.0
Materials	3.6
Real Estate	0.9
Telecommunication Services	1.8
Utilities	1.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Multi-Manager Value Strategies Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
Columbia Management Investment Advisers, LLC (CMIA) serves as the investment manager for the Fund and attempts to achieve the Fund’s objective by managing a portion of the Fund’s assets and selecting one or more subadvisers to manage other sleeves independently of each other and CMIA. A portion of the Fund’s assets is subadvised by Dimensional Fund Advisors LP (DFA) and Diamond Hill Capital Management (Diamond Hill). As of May 31, 2018, CMIA, DFA and Diamond Hill managed approximately 29.7%, 35.6% and 34.7% of the portfolio, respectively.
For the 12-month period ended May 31, 2018, the Fund’s Class A shares returned 10.12% excluding sales charges. All three sleeves of the Fund outperformed the benchmark, the Russell 1000 Value Index, which returned 8.25% for the same time period.
Equity markets moved higher despite correction
In a year marked by political tumult and rising tensions with North Korea and Iran, investors focused on domestic issues, namely prospects for stronger economic growth and lower taxes, and drove equity markets higher over the 12-month period ended May 31, 2018. U.S. economic growth picked up, and the unemployment rate fell to 3.8%. The labor market added an average of nearly 200,000 new jobs monthly during the period, even though jobs were lost as a result of hurricane disruptions during the third quarter of 2017. Wage growth picked up as the labor market tightened. Corporate tax cuts boosted profitability for most U.S. companies, while global growth and a weaker U.S. dollar raised exports. However, U.S. equity markets pulled back early in 2018, producing the first real correction in over a year. Enthusiasm turned to anxiety as the market contended with heightened rhetoric regarding trade policy and a major security breach from Facebook, which pressured technology companies. The downturn was short-lived, as stocks staged a modest comeback near the end of the period.
In March 2018, the Federal Reserve raised the target range on its key short-term interest rate, the federal funds rate, to 1.50% - 1.75%, citing solid job and economic growth and achievement of its 2.0% inflation target. The 10-year U.S. Treasury yield closed the period at 2.83%. The S&P 500 Index, a broad-based measure of U.S. equity returns, gained 14.38%.
Contributors and detractors
CMIA: On a sector basis, information technology, industrials and health care were the strongest performers for the sleeve relative to the benchmark. Strong stock selection led to solid gains in the technology sector, even though the portfolio could not own some of the period’s stronger performers, such as Facebook, Visa, MasterCard, and PayPal, which pay no dividends. An overweight in Microsoft continued to lift sleeve results relative to the benchmark. Over the last five years, Microsoft has transformed itself, gaining traction with large enterprises with its Azure cloud computing business and also with subscription-based Office 365. The company has a AAA-rated balance sheet, strong free cash flow and solid margins, all positive metrics for investors. Apple continued to deliver strong performance as new phone releases lifted revenues. Product cycles have lengthened, pricing remained strong and service as a percent of revenue increased. Apple was a major beneficiary of tax reform. The company has repurchased its own shares and benefited from the announcement that famed value investor Warren Buffett has taken a position in the company. Texas Instruments (TI) was another top technology holding for the sleeve. TI, a semiconductor giant, has multiple entries in an expanding list of end markets, where semiconductors have become pervasive in automobiles, industrial automation and consumer products.
In the industrials sector, the sleeve continued to gain against the benchmark because it has no exposure to General Electric, a major benchmark holding that we sold GE prior to the reporting period. Overweights in rail company Union Pacific and air and defense contractor Boeing also bolstered results. Union Pacific benefited from improved trends in shipping volume and pricing. At the same time, the company’s capital expenditures are poised to come down. Boeing has benefited from expanding world travel, and improved efficiencies have increased the company’s cash flow. These gains were partially offset by a loss in General Dynamics, which fell out of favor with investors on a new product delay and continued softness in the business jet market. However, we maintained the position because we believed these were temporary setbacks and increased defense spending has the potential to lift General Dynamics longer term.
In the health care sector, a position in biopharmaceutical company AbbVie, whose leading drug Humira, which treats arthritis, psoriasis, Crohn’s disease and ulcerative colitis, generated strong gains for the sleeve. Humira’s patent is expiring. We took profits and sold the stock during the period.
4	Multi-Manager Value Strategies Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
The sleeve lagged the benchmark in the consumer staples, consumer discretionary and energy sectors. Within consumer staples, it was a challenge to find companies that were not under pressure as brand loyalty evaporated, volume was down and pricing power disappeared for established, old-line names such as General Mills, Kimberly Clark, Pepsi and tobacco companies Phillip Morris and Altria. In the consumer discretionary sector, an overweight in Comcast detracted from results as investors took a dim view of the company’s interest in battling the Walt Disney Company for Fox’s entertainment assets. This loss more than offset a strong contribution from Home Depot, which has been less vulnerable than other types of retailers to the online shopping trend, delivering strong year-over-year sales comparisons. The company’s strong management team has focused on serving both retail customers and contractors. Even though stock selection was solid in energy, an underweight in the sector detracted from results as energy delivered solid performance on rising oil prices.
DFA: Four factors drove the sleeve’s outperformance relative to the benchmark: an emphasis on mid-cap stocks, emphasis on stocks with higher profitability and deep value characteristics and the avoidance of real estate investment trusts (REITs) and highly regulated utilities. On a sector basis, higher weights in information technology and less weights in utilities and consumer staples stocks aided relative performance. Sector weights are generally the result of portfolio construction. Within sectors, holdings differences in information technology and healthcare added to relative performance versus the benchmark whereas differences within consumer discretionary detracted.
In the technology sector, Intel and Micron Technology outperformed and the portfolio’s higher weights in these names were top contributors to performance.The portfolio’s lesser weight in General Electric (GE) also aided relative results as GE shares lagged the market. The portfolio’s higher weights in Comcast, AT&T and Charter Communications detracted from relative returns as all three stocks underperformed for the period.
During the period, we established positions in Berkshire Hathaway B shares and Target and sold NVIDIA and Altaba (formerly Yahoo! Inc.). During the period, we used S&P 500 E-mini futures to equitize cash exposure pending direct investment in equities. These derivatives represented no more than 6% of the portfolio’s holdings at any time and had no material impact on the portfolio’s relative return.
Diamond Hill: Security selection in health care and industrials aided relative performance for the period. In health care, Abbott Laboratories, the largest health care holding in the portfolio, led returns. Investors rewarded Abbott for its efficient integration of recent acquisitions St. Jude and Alere. The Fund’s industrial holdings gained ground as the sector benefited from an uptick in economic growth during the period. Relative to the benchmark, the sleeve also did well in the utilities sector, where it had no exposure. Rising interest rates drove utilities shares into negative territory for the year. During the period, increased volatility provided an opportunity to add to certain holdings at attractive valuations and to increase the overall quality of the portfolio.
Security selection in the consumer staples, energy and consumer discretionary sectors dampened the sleeve’s results. Overweights in the consumer staples and consumer discretionary sectors were a further drag on returns. Many consumer staples companies face increased competition from online vendors, hard discounters and retailers such as Wal-Mart, making it difficult to raise prices. At the same time, rising commodity prices and shipping costs put additional pressure on margins for companies such as Procter & Gamble and Kimberly Clark. We believe the intense challenge to the sector bears watching. A significant underweight in energy was an additional detractor, as energy was a strong performer in the index. The price of oil was driven higher by several factors: improved world-wide demand, production cuts and inventory draw-downs, the latter of which reduced supply and heightened geopolitical tensions, leading to concerns over possible supply disruptions. In addition, short-term issues, such as inadequate takeaway capacity in Texas’s Permian Basin, pressured natural gas prices. These factors hurt the portfolio’s positions in Devon Energy and Cimarex Energy. Within the consumer discretionary sector, positions in Comcast and Charter Communications hampered results. Even though both companies faced fears that customers will “cut the cord” and find alternatives to cable services, we do not believe this business is the long-term driver for either company. We are attracted instead to their broadband capabilities, where we believe both Comcast and Charter have pricing power in an environment that has increased the importance of speed and reliability of internet service.
The sleeve’s top contributors to performance were Microsoft, Abbott Laboratories and VF Corporation. Strong execution by Microsoft’s management team has led to strong revenue growth and operating margin expansion. Abbott’s device pipeline is well stocked. The company has reduced debt ahead of schedule, improved its balance sheet flexibility and taken steps to
Multi-Manager Value Strategies Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
reduce the impact of rising interest rates. VF, a global leader in branded lifestyle apparel, footwear and accessories, continued to navigate well in the challenging industry environment. Strong revenue and earnings growth from most brands and product sleeves helped boost the company’s share price for the period.
Philip Morris, Comcast and Kimberly Clark were the largest relative detractors from the sleeve’s performance. Shares of Philip Morris declined as sales slowed in Japan and the Middle East and the company faced pricing pressure in Russia. Investors took a dim view of Comcast’s bid to acquire European pay-TV giant Sky on fears that a bidding war could ensue with the Walt Disney Company. We are monitoring the situation closely because the sleeve is invested in all three companies. Kimberly Clark struggled with rising commodity and transportation costs, which narrowed the company’s profit margins.
During the year, we initiated positions in Devon Energy, Facebook and United Continental. We eliminated positions in Capital One Financial, Illinois Toolworks and Whirlpool either because they had reached our estimate of intrinsic value or we saw more attractive investment opportunities elsewhere.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the fund), while increasing transaction costs. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Multi-Manager Value Strategies Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2017 — May 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	994.90	1,019.85	5.07	5.14	1.02
Institutional Class	1,000.00	1,000.00	996.80	1,021.09	3.83	3.88	0.77
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager Value Strategies Fund | Annual Report 2018	7

Portfolio of Investments
May 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.4%
Issuer	Shares	Value ($)
Consumer Discretionary 11.8%
Auto Components 1.4%
Adient PLC	17,516	932,552
Autoliv, Inc.	13,035	1,928,789
BorgWarner, Inc.	468,522	22,854,503
Gentex Corp.	65,226	1,567,381
Goodyear Tire & Rubber Co. (The)	628,270	15,348,636
Lear Corp.	12,100	2,395,800
Total		45,027,661
Automobiles 0.7%
Ford Motor Co.	599,536	6,924,641
General Motors Co.	330,479	14,111,453
Total		21,036,094
Distributors 0.1%
LKQ Corp.(a)	78,495	2,493,786
Hotels, Restaurants & Leisure 0.8%
Carnival Corp.	54,194	3,375,202
Hyatt Hotels Corp., Class A	6,821	557,480
McDonald’s Corp.	54,833	8,773,828
MGM Resorts International	113,779	3,578,350
Norwegian Cruise Line Holdings Ltd.(a)	64,143	3,357,245
Royal Caribbean Cruises Ltd.	41,219	4,327,171
Total		23,969,276
Household Durables 0.6%
D.R. Horton, Inc.	125,705	5,306,008
Garmin Ltd.	27,676	1,663,051
Lennar Corp., Class A	45,976	2,378,798
Lennar Corp., Class B	2,749	113,754
Mohawk Industries, Inc.(a)	23,737	4,843,297
Newell Brands, Inc.	20,427	481,669
PulteGroup, Inc.	106,054	3,208,133
Toll Brothers, Inc.	16,989	670,896
Whirlpool Corp.	13,613	1,970,482
Total		20,636,088
Internet & Direct Marketing Retail 0.1%
Qurate Retail Group, Inc. QVC Group(a)	135,306	2,750,771
Common Stocks (continued)
Issuer	Shares	Value ($)
Media 4.6%
21st Century Fox, Inc., Class B	218,544	8,341,824
Charter Communications, Inc., Class A(a)	96,739	25,252,749
Comcast Corp., Class A	1,800,968	56,154,182
Discovery, Inc., Class A(a)	20,750	437,618
Discovery, Inc., Class C(a)	40,283	796,395
Liberty Braves Group, Class A(a)	1,225	30,576
Liberty Braves Group, Class C(a)	2,489	62,175
Liberty Broadband Corp., Class A(a)	3,332	227,542
Liberty Broadband Corp., Class C(a)	16,915	1,164,936
Liberty Media Group LLC, Class C(a)	1,007	31,801
Liberty SiriusXM Group, Class A(a)	5,812	268,805
Liberty SiriusXM Group, Class C(a)	11,835	546,659
Madison Square Garden Co. (The), Class A(a)	175	45,857
News Corp., Class A	33,401	502,017
News Corp., Class B	22,496	347,563
TEGNA, Inc.	495,928	5,142,773
Time Warner, Inc.	230,891	21,740,697
Viacom, Inc., Class B	92,419	2,504,555
Walt Disney Co. (The)	222,139	22,096,166
Total		145,694,890
Multiline Retail 0.4%
Dollar Tree, Inc.(a)	19,967	1,649,074
Kohl’s Corp.	54,352	3,627,996
Macy’s, Inc.	82,725	2,887,930
Target Corp.	41,930	3,056,278
Total		11,221,278
Specialty Retail 1.8%
Advance Auto Parts, Inc.	6,305	810,949
AutoNation, Inc.(a)	11,077	505,776
Best Buy Co., Inc.	848	57,876
Foot Locker, Inc.	24,551	1,325,017
Home Depot, Inc. (The)	112,000	20,893,600
TJX Companies, Inc. (The)	376,665	34,020,383
Total		57,613,601
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Multi-Manager Value Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 1.3%
Hanesbrands, Inc.	600,338	10,944,162
PVH Corp.	21,915	3,506,400
Ralph Lauren Corp.	13,623	1,833,384
Skechers U.S.A., Inc., Class A(a)	9,653	280,516
VF Corp.	285,613	23,180,351
Total		39,744,813
Total Consumer Discretionary		370,188,258
Consumer Staples 7.0%
Beverages 1.7%
Coca-Cola European Partners PLC	99,907	3,793,469
Molson Coors Brewing Co., Class B	233,855	14,417,161
PepsiCo, Inc.	355,564	35,645,291
Total		53,855,921
Food & Staples Retailing 1.0%
Kroger Co. (The)	72,163	1,755,726
U.S. Foods Holding Corp.(a)	49,932	1,781,574
Walgreens Boots Alliance, Inc.	115,564	7,210,038
Walmart, Inc.	261,105	21,551,606
Total		32,298,944
Food Products 1.1%
Archer-Daniels-Midland Co.	48,039	2,100,265
Bunge Ltd.	29,293	2,037,328
Ingredion, Inc.	13,274	1,478,591
JM Smucker Co. (The)	34,737	3,734,227
Kellogg Co.	176,776	11,382,607
Kraft Heinz Co. (The)	32,554	1,871,204
Mondelez International, Inc., Class A	162,660	6,387,658
Pinnacle Foods, Inc.	14,551	930,391
Post Holdings, Inc.(a)	15,296	1,175,804
Tyson Foods, Inc., Class A	33,992	2,293,440
Total		33,391,515
Household Products 1.5%
Kimberly-Clark Corp.	192,217	19,385,084
Procter & Gamble Co. (The)	395,630	28,948,247
Spectrum Brands Holdings, Inc.	456	36,339
Total		48,369,670
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 1.7%
Altria Group, Inc.	191,531	10,675,938
Philip Morris International, Inc.	529,364	42,105,613
Total		52,781,551
Total Consumer Staples		220,697,601
Energy 9.2%
Energy Equipment & Services 0.4%
Apergy Corp.(a)	13,226	571,231
Baker Hughes, Inc.	33,650	1,163,954
Helmerich & Payne, Inc.	15,632	1,037,652
National Oilwell Varco, Inc.	47,100	1,950,882
Schlumberger Ltd.	70,942	4,871,587
TechnipFMC PLC	50,538	1,574,259
Total		11,169,565
Oil, Gas & Consumable Fuels 8.8%
Anadarko Petroleum Corp.	51,752	3,612,290
Andeavor	48,244	6,967,881
Antero Resources Corp.(a)	67,607	1,291,970
Apache Corp.	58,767	2,350,680
Chevron Corp.	365,861	45,476,522
Cimarex Energy Co.	270,459	25,131,050
Concho Resources, Inc.(a)	26,945	3,699,818
ConocoPhillips	161,346	10,873,107
Devon Energy Corp.	918,494	38,181,796
Diamondback Energy, Inc.	16,939	2,045,554
Exxon Mobil Corp.	771,973	62,715,086
Hess Corp.	30,985	1,872,114
HollyFrontier Corp.	36,553	2,821,160
Kinder Morgan, Inc.	254,145	4,239,139
Marathon Oil Corp.	150,459	3,224,336
Marathon Petroleum Corp.	79,833	6,309,202
Murphy Oil Corp.	3,000	92,250
Noble Energy, Inc.	119,612	4,270,148
Occidental Petroleum Corp.	128,570	10,825,594
PBF Energy, Inc., Class A	1,798	84,830
Peabody Energy Corp.	4,603	199,172
Phillips 66	33,099	3,855,702
Pioneer Natural Resources Co.	5,591	1,079,622

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
May 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Suncor Energy, Inc.	262,715	10,450,803
Targa Resources Corp.	29,427	1,431,035
Valero Energy Corp.	174,241	21,118,009
Williams Companies, Inc. (The)	110,828	2,976,840
Total		277,195,710
Total Energy		288,365,275
Financials 23.5%
Banks 11.6%
Bank of America Corp.	1,193,692	34,664,816
Bank of the Ozarks	2,170	103,162
BB&T Corp.	255,884	13,433,910
CIT Group, Inc.	17,609	879,217
Citigroup, Inc.	973,473	64,920,914
Citizens Financial Group, Inc.	34,678	1,416,596
Fifth Third Bancorp	143,789	4,397,068
First Republic Bank	138,573	13,801,871
Huntington Bancshares, Inc.	164,915	2,452,286
JPMorgan Chase & Co.	1,002,443	107,271,425
KeyCorp	93,203	1,811,866
M&T Bank Corp.	5,271	907,034
PacWest Bancorp	18,961	1,006,071
People’s United Financial, Inc.	32,144	591,771
PNC Financial Services Group, Inc. (The)	279,852	40,133,575
Prosperity Bancshares, Inc.	809	58,596
Regions Financial Corp.	258,441	4,713,964
SunTrust Banks, Inc.	49,989	3,374,757
U.S. Bancorp	218,963	10,945,960
Wells Fargo & Co.	1,018,352	54,980,825
Zions Bancorporation	31,670	1,735,833
Total		363,601,517
Capital Markets 3.2%
Bank of New York Mellon Corp. (The)	158,882	8,698,790
BlackRock, Inc.	26,114	13,950,882
CME Group, Inc.	97,125	15,821,662
Franklin Resources, Inc.	294,151	9,874,649
Goldman Sachs Group, Inc. (The)	43,797	9,892,866
Invesco Ltd.	121,615	3,322,522
Janus Henderson Group PLC	19,821	612,271
Morgan Stanley	569,597	28,559,594
Common Stocks (continued)
Issuer	Shares	Value ($)
State Street Corp.	10,939	1,051,347
T. Rowe Price Group, Inc.	77,277	9,382,973
Total		101,167,556
Consumer Finance 1.6%
Ally Financial, Inc.	132,252	3,392,264
Capital One Financial Corp.	77,075	7,245,050
Discover Financial Services	537,586	39,706,102
Santander Consumer U.S.A. Holdings, Inc.	43,302	775,539
Synchrony Financial	1,900	65,797
Total		51,184,752
Diversified Financial Services 1.6%
Berkshire Hathaway, Inc., Class B(a)	256,310	49,091,054
Jefferies Financial Group, Inc.	36,036	788,468
Voya Financial, Inc.	13,907	722,330
Total		50,601,852
Insurance 5.5%
Aflac, Inc.	83,726	3,772,693
Alleghany Corp.	1,896	1,081,782
Allstate Corp. (The)	45,246	4,229,596
American Financial Group, Inc.	13,230	1,453,712
American International Group, Inc.	69,629	3,675,715
Assurant, Inc.	7,704	719,168
Athene Holding Ltd., Class A(a)	6,294	281,153
Axis Capital Holdings Ltd.	4,548	258,554
Brighthouse Financial, Inc.(a)	236,790	11,155,177
Chubb Ltd.	126,611	16,546,791
CNA Financial Corp.	3,492	164,054
Everest Re Group Ltd.	5,663	1,275,817
First American Financial Corp.	1,483	77,235
Hartford Financial Services Group, Inc. (The)	347,910	18,206,130
Lincoln National Corp.	28,819	1,910,411
Loews Corp.	438,067	21,408,334
Marsh & McLennan Companies, Inc.	409,753	32,931,849
MetLife, Inc.	752,428	34,604,164
Old Republic International Corp.	38,573	809,261
Principal Financial Group, Inc.	50,602	2,823,592
Prudential Financial, Inc.	32,896	3,185,649
Reinsurance Group of America, Inc.	9,990	1,492,906

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multi-Manager Value Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
RenaissanceRe Holdings Ltd.	6,119	751,230
Torchmark Corp.	2,389	202,659
Travelers Companies, Inc. (The)	44,723	5,747,800
Unum Group	45,474	1,764,846
WR Berkley Corp.	16,629	1,271,620
Xl Group Ltd.	35,614	1,979,426
Total		173,781,324
Thrifts & Mortgage Finance —%
New York Community Bancorp, Inc.	60,234	698,112
Total Financials		741,035,113
Health Care 13.3%
Biotechnology 0.4%
Gilead Sciences, Inc.	197,775	13,330,035
United Therapeutics Corp.(a)	3,658	389,870
Total		13,719,905
Health Care Equipment & Supplies 3.5%
Abbott Laboratories	883,777	54,378,799
Becton Dickinson and Co.	300	66,477
Danaher Corp.	66,805	6,632,400
Dentsply Sirona, Inc.	13,803	604,709
Medtronic PLC	520,999	44,972,634
STERIS PLC	10,595	1,100,185
Zimmer Biomet Holdings, Inc.	16,199	1,806,351
Total		109,561,555
Health Care Providers & Services 3.6%
Aetna, Inc.	220,117	38,769,207
Anthem, Inc.	47,730	10,568,377
Cardinal Health, Inc.	71,783	3,739,176
Centene Corp.(a)	51,028	5,978,440
CIGNA Corp.	13,147	2,226,707
CVS Health Corp.	161,684	10,249,149
DaVita, Inc.(a)	55,893	3,735,888
Express Scripts Holding Co.(a)	93,588	7,094,906
Humana, Inc.	22,483	6,542,103
Laboratory Corp. of America Holdings(a)	25,829	4,664,459
McKesson Corp.	27,224	3,864,175
Mednax, Inc.(a)	12,495	572,896
Quest Diagnostics, Inc.	40,854	4,352,177
Common Stocks (continued)
Issuer	Shares	Value ($)
UnitedHealth Group, Inc.	29,923	7,226,704
Universal Health Services, Inc., Class B	14,970	1,721,251
Total		111,305,615
Life Sciences Tools & Services 1.0%
Bio-Rad Laboratories, Inc., Class A(a)	2,096	601,825
IQVIA Holdings, Inc.(a)	34,884	3,451,074
PerkinElmer, Inc.	3,661	272,122
Thermo Fisher Scientific, Inc.	134,146	27,938,587
Total		32,263,608
Pharmaceuticals 4.8%
Allergan PLC	17,740	2,675,192
Bristol-Myers Squibb Co.	103,100	5,425,122
Eli Lilly & Co.	85,335	7,256,888
Johnson & Johnson	273,328	32,695,495
Merck & Co., Inc.	308,063	18,338,990
Mylan NV(a)	126,972	4,883,343
Perrigo Co. PLC	23,955	1,752,548
Pfizer, Inc.	2,203,365	79,166,905
Total		152,194,483
Total Health Care		419,045,166
Industrials 10.4%
Aerospace & Defense 3.0%
Arconic, Inc.	79,493	1,403,051
Boeing Co. (The)	34,023	11,981,540
General Dynamics Corp.	81,298	16,398,620
L3 Technologies, Inc.	14,104	2,797,246
Lockheed Martin Corp.	65,777	20,689,497
Orbital ATK, Inc.	5,868	784,669
Rockwell Collins, Inc.	15,009	2,063,888
Textron, Inc.	83,529	5,561,361
United Technologies Corp.	255,672	31,912,979
Total		93,592,851
Air Freight & Logistics 0.1%
FedEx Corp.	7,887	1,964,809
XPO Logistics, Inc.(a)	19,958	2,100,580
Total		4,065,389

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
May 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines 1.1%
Alaska Air Group, Inc.	10,129	615,945
Delta Air Lines, Inc.	115,262	6,229,911
JetBlue Airways Corp.(a)	87,816	1,658,844
Southwest Airlines Co.	62,353	3,184,991
United Continental Holdings, Inc.(a)	336,332	23,405,344
Total		35,095,035
Building Products 0.2%
Johnson Controls International PLC	141,936	4,763,372
Owens Corning	33,280	2,103,962
USG Corp.(a)	4,719	195,744
Total		7,063,078
Commercial Services & Supplies 0.4%
Republic Services, Inc.	64,551	4,352,674
Stericycle, Inc.(a)	1,347	85,535
Waste Management, Inc.	110,871	9,170,140
Total		13,608,349
Construction & Engineering 0.1%
AECOM (a)	23,979	791,307
Fluor Corp.	39,096	1,905,539
Jacobs Engineering Group, Inc.	14,126	915,365
Quanta Services, Inc.(a)	16,978	611,378
Total		4,223,589
Electrical Equipment 0.2%
Eaton Corp. PLC	71,605	5,483,511
nVent Electric PLC(a)	52,184	1,413,142
Total		6,896,653
Industrial Conglomerates 1.5%
3M Co.	56,996	11,241,321
Carlisle Companies, Inc.	14,131	1,517,528
General Electric Co.	35,157	495,011
Honeywell International, Inc.	225,222	33,312,586
Total		46,566,446
Machinery 2.2%
AGCO Corp.	17,365	1,104,414
Cummins, Inc.	44,458	6,330,375
Dover Corp.	26,452	2,042,359
Ingersoll-Rand PLC	102,902	9,008,041
Common Stocks (continued)
Issuer	Shares	Value ($)
Oshkosh Corp.	16,789	1,221,400
PACCAR, Inc.	41,041	2,553,981
Parker-Hannifin Corp.	167,207	28,575,676
Pentair PLC	52,184	2,277,310
Snap-On, Inc.	15,324	2,265,194
Stanley Black & Decker, Inc.	82,915	11,545,084
Trinity Industries, Inc.	4,706	162,310
Wabtec Corp.	3,697	360,494
Total		67,446,638
Professional Services 0.5%
ManpowerGroup, Inc.	16,957	1,526,130
Nielsen Holdings PLC	21,265	641,565
Verisk Analytics, Inc.(a)	133,126	14,143,306
Total		16,311,001
Road & Rail 1.1%
AMERCO	1,362	439,844
Kansas City Southern	30,070	3,222,000
Knight-Swift Transportation Holdings, Inc.	24,792	1,008,539
Norfolk Southern Corp.	48,069	7,289,664
Union Pacific Corp.	144,814	20,673,647
Total		32,633,694
Total Industrials		327,502,723
Information Technology 14.6%
Communications Equipment 1.6%
Arris International PLC(a)	36,640	926,259
Cisco Systems, Inc.	1,136,123	48,523,813
EchoStar Corp., Class A(a)	1,194	56,166
Juniper Networks, Inc.	76,221	2,030,528
Total		51,536,766
Electronic Equipment, Instruments & Components 0.4%
Arrow Electronics, Inc.(a)	25,533	1,892,506
Avnet, Inc.	16,962	646,591
Corning, Inc.	130,168	3,536,665
Dolby Laboratories, Inc., Class A	2,051	128,803
Flex Ltd.(a)	129,508	1,798,866
Jabil, Inc.	14,854	420,071

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Value Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
SYNNEX Corp.	4,109	438,923
TE Connectivity Ltd.	26,233	2,441,768
Total		11,304,193
Internet Software & Services 1.9%
Alphabet, Inc., Class A(a)	32,726	35,998,600
Facebook, Inc., Class A(a)	119,312	22,881,655
Total		58,880,255
IT Services 1.7%
Accenture PLC, Class A	37,808	5,888,218
Amdocs Ltd.	38,772	2,615,559
Automatic Data Processing, Inc.	99,358	12,918,527
DXC Technology Co.	26,090	2,403,150
Fidelity National Information Services, Inc.	42,434	4,337,603
International Business Machines Corp.	34,541	4,880,989
Leidos Holdings, Inc.	21,157	1,270,689
Worldpay, Inc., Class A(a)	236,765	18,815,715
Total		53,130,450
Semiconductors & Semiconductor Equipment 4.6%
Analog Devices, Inc.	12,275	1,192,885
Broadcom, Inc.	52,360	13,198,385
Intel Corp.	1,190,197	65,698,874
KLA-Tencor Corp.	51,850	5,870,975
Lam Research Corp.	8,756	1,735,264
Marvell Technology Group Ltd.	49,025	1,055,999
Micron Technology, Inc.(a)	287,657	16,566,167
ON Semiconductor Corp.(a)	19,126	480,636
Qorvo, Inc.(a)	13,652	1,095,573
QUALCOMM, Inc.	125,218	7,277,670
Texas Instruments, Inc.	278,100	31,122,171
Total		145,294,599
Software 2.4%
CA, Inc.	127,140	4,543,984
Dell Technologies, Inc. - VMware, Inc., Class V(a)	2,749	221,734
Microsoft Corp.	717,470	70,914,735
SS&C Technologies Holdings, Inc.	5,346	272,165
Synopsys, Inc.(a)	1,588	139,855
Total		76,092,473
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 2.0%
Apple, Inc.	285,379	53,328,774
Hewlett Packard Enterprise Co.	289,569	4,413,032
HP, Inc.	43,949	968,196
Western Digital Corp.	47,897	3,999,878
Xerox Corp.	56,287	1,529,881
Total		64,239,761
Total Information Technology		460,478,497
Materials 3.5%
Chemicals 2.4%
Albemarle Corp.	18,705	1,748,356
Ashland Global Holdings, Inc.	12,534	974,142
Axalta Coating Systems Ltd.(a)	425,254	13,229,652
CF Industries Holdings, Inc.	54,466	2,240,731
DowDuPont, Inc.	263,588	16,898,627
Eastman Chemical Co.	152,278	15,884,118
Huntsman Corp.	24,150	772,076
LyondellBasell Industries NV, Class A	38,730	4,342,408
Mosaic Co. (The)	47,535	1,306,737
Olin Corp.	25,693	830,655
Praxair, Inc.	104,338	16,303,856
Valvoline, Inc.	38,950	796,138
Westlake Chemical Corp.	8,702	1,007,082
Total		76,334,578
Construction Materials 0.1%
Martin Marietta Materials, Inc.	11,209	2,498,150
Vulcan Materials Co.	9,316	1,190,026
Total		3,688,176
Containers & Packaging 0.3%
Sonoco Products Co.	99,053	5,064,580
WestRock Co.	48,402	2,849,910
Total		7,914,490
Metals & Mining 0.7%
Alcoa Corp.(a)	49,782	2,393,021
Freeport-McMoRan, Inc.	153,381	2,592,139
Newmont Mining Corp.	59,072	2,299,673
Nucor Corp.	103,200	6,624,408
Reliance Steel & Aluminum Co.	17,060	1,596,304

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
May 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Royal Gold, Inc.	7,592	680,699
Steel Dynamics, Inc.	61,394	3,034,705
United States Steel Corp.	44,218	1,630,317
Total		20,851,266
Total Materials		108,788,510
Real Estate 0.9%
Equity Real Estate Investment Trusts (REITS) 0.8%
Crown Castle International Corp.	43,561	4,536,878
Digital Realty Trust, Inc.	56,331	6,054,456
Duke Realty Corp.	98,351	2,765,630
Equity LifeStyle Properties, Inc.	27,633	2,511,840
Essex Property Trust, Inc.	10,929	2,612,359
Public Storage	35,788	7,581,330
Total		26,062,493
Real Estate Management & Development 0.1%
Jones Lang LaSalle, Inc.	11,006	1,802,342
Total Real Estate		27,864,835
Telecommunication Services 1.8%
Diversified Telecommunication Services 1.7%
AT&T, Inc.	1,514,175	48,938,136
CenturyLink, Inc.	259,119	4,721,148
Total		53,659,284
Wireless Telecommunication Services 0.1%
Sprint Corp.(a)	125,862	646,931
T-Mobile U.S.A., Inc.(a)	40,787	2,271,836
Total		2,918,767
Total Telecommunication Services		56,578,051
Utilities 1.4%
Electric Utilities 0.6%
American Electric Power Co., Inc.	103,006	6,999,258
Eversource Energy	85,496	4,880,111
NextEra Energy, Inc.	42,653	7,072,294
Total		18,951,663
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 0.1%
NRG Energy, Inc.	41,641	1,425,372
Multi-Utilities 0.7%
Ameren Corp.	93,601	5,540,243
CMS Energy Corp.	130,717	6,029,975
Dominion Energy, Inc.	57,441	3,687,138
MDU Resources Group, Inc.	2,040	56,712
WEC Energy Group, Inc.	116,261	7,341,882
Total		22,655,950
Total Utilities		43,032,985
Total Common Stocks (Cost $2,651,931,276)		3,063,577,014

Exchange-Traded Funds 0.2%
	Shares	Value ($)
iShares Russell 1000 Value ETF	58,424	7,072,225
Total Exchange-Traded Funds (Cost $7,059,845)		7,072,225

Money Market Funds 2.2%

Columbia Short-Term Cash Fund, 1.907%(b),(c)	69,386,739	69,386,739
Total Money Market Funds (Cost $69,382,065)		69,386,739
Total Investments in Securities (Cost: $2,728,373,186)		3,140,035,978
Other Assets & Liabilities, Net		6,165,688
Net Assets		3,146,201,666

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Value Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at May 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.907%
	30,393,665	654,133,734	(615,140,660)	69,386,739	10,688	4,674	643,016	69,386,739
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
May 31, 2018
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	370,188,258	—	—	—	370,188,258
Consumer Staples	220,697,601	—	—	—	220,697,601
Energy	288,365,275	—	—	—	288,365,275
Financials	741,035,113	—	—	—	741,035,113
Health Care	419,045,166	—	—	—	419,045,166
Industrials	327,502,723	—	—	—	327,502,723
Information Technology	460,478,497	—	—	—	460,478,497
Materials	108,788,510	—	—	—	108,788,510
Real Estate	27,864,835	—	—	—	27,864,835
Telecommunication Services	56,578,051	—	—	—	56,578,051
Utilities	43,032,985	—	—	—	43,032,985
Total Common Stocks	3,063,577,014	—	—	—	3,063,577,014
Exchange-Traded Funds	7,072,225	—	—	—	7,072,225
Money Market Funds	—	—	—	69,386,739	69,386,739
Total Investments in Securities	3,070,649,239	—	—	69,386,739	3,140,035,978
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Value Strategies Fund | Annual Report 2018

Statement of Assets and Liabilities
May 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,658,991,121)	$3,070,649,239
Affiliated issuers (cost $69,382,065)	69,386,739
Receivable for:
Investments sold	1,769,711
Capital shares sold	4,110,788
Dividends	7,598,984
Foreign tax reclaims	211,607
Prepaid expenses	1,028
Total assets	3,153,728,096
Liabilities
Payable for:
Investments purchased	2,875,174
Capital shares purchased	4,076,556
Management services fees	53,539
Distribution and/or service fees	60
Transfer agent fees	298,128
Compensation of board members	65,789
Other expenses	157,184
Total liabilities	7,526,430
Net assets applicable to outstanding capital stock	$3,146,201,666
Represented by
Paid in capital	2,679,533,749
Undistributed net investment income	7,318,280
Accumulated net realized gain	47,683,725
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	411,658,118
Investments - affiliated issuers	4,674
Foreign currency translations	3,120
Total - representing net assets applicable to outstanding capital stock	$3,146,201,666
Class A
Net assets	$8,611,662
Shares outstanding	625,329
Net asset value per share	$13.77
Institutional Class
Net assets	$3,137,590,004
Shares outstanding	230,040,955
Net asset value per share	$13.64
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2018	17

Statement of Operations
Year Ended May 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$60,309,673
Dividends — affiliated issuers	643,016
Foreign taxes withheld	(26,770)
Total income	60,925,919
Expenses:
Management services fees	16,987,596
Distribution and/or service fees
Class A	26,834
Transfer agent fees
Class A	14,655
Institutional Class	3,654,433
Compensation of board members	53,476
Custodian fees	34,496
Printing and postage fees	294,098
Registration fees	101,881
Audit fees	38,300
Legal fees	32,591
Line of credit interest	459
Compensation of chief compliance officer	522
Other	61,939
Total expenses	21,301,280
Net investment income	39,624,639
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	107,792,885
Investments — affiliated issuers	10,688
Foreign currency translations	1,190
Futures contracts	10,691
Net realized gain	107,815,454
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	92,884,700
Investments — affiliated issuers	4,674
Foreign currency translations	5,896
Net change in unrealized appreciation (depreciation)	92,895,270
Net realized and unrealized gain	200,710,724
Net increase in net assets resulting from operations	$240,335,363
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Value Strategies Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended May 31, 2018	Year Ended May 31, 2017 (a)
Operations
Net investment income	$39,624,639	$33,742,108
Net realized gain	107,815,454	157,421,545
Net change in unrealized appreciation (depreciation)	92,895,270	197,050,171
Net increase in net assets resulting from operations	240,335,363	388,213,824
Distributions to shareholders
Net investment income
Class A	(132,331)	(34,451,516)
Institutional Class	(38,499,966)	(2,359,257)
Net realized gains
Class A	(364,601)	(96,061,911)
Institutional Class	(88,238,377)	—
Total distributions to shareholders	(127,235,275)	(132,872,684)
Increase in net assets from capital stock activity	548,708,503	285,140,633
Total increase in net assets	661,808,591	540,481,773
Net assets at beginning of year	2,484,393,075	1,943,911,302
Net assets at end of year	$3,146,201,666	$2,484,393,075
Undistributed net investment income	$7,318,280	$7,275,007

(a)	Institutional Class shares are based on operations from January 3, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2018	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2018		May 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	11,938	158,175	75,812,417	927,539,708
Distributions reinvested	35,868	496,763	10,581,678	130,513,248
Redemptions	(401,773)	(5,509,483)	(251,613,580)	(3,230,623,518)
Net decrease	(353,967)	(4,854,545)	(165,219,485)	(2,172,570,562)
Institutional Class
Subscriptions	74,249,187	1,026,923,606	200,049,223	2,579,033,449
Distributions reinvested	9,236,913	126,738,207	182,463	2,359,250
Redemptions	(44,027,709)	(600,098,765)	(9,649,122)	(123,681,504)
Net increase	39,458,391	553,563,048	190,582,564	2,457,711,195
Total net increase	39,104,424	548,708,503	25,363,079	285,140,633

(a)	Institutional Class shares are based on operations from January 3, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Value Strategies Fund | Annual Report 2018

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Multi-Manager Value Strategies Fund | Annual Report 2018	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2018	$13.09	0.16	1.16	1.32	(0.16)	(0.48)	(0.64)
Year Ended 5/31/2017	$11.70	0.17	1.91	2.08	(0.20)	(0.49)	(0.69)
Year Ended 5/31/2016	$12.38	0.28	(0.38)	(0.10)	(0.27)	(0.31)	(0.58)
Year Ended 5/31/2015	$12.53	0.27	0.47	0.74	(0.27)	(0.62)	(0.89)
Year Ended 5/31/2014	$11.99	0.25	1.67	1.92	(0.20)	(1.18)	(1.38)
Institutional Class
Year Ended 5/31/2018	$12.97	0.20	1.15	1.35	(0.20)	(0.48)	(0.68)
Year Ended 5/31/2017(d)	$12.34	0.07	0.60	0.67	(0.04)	—	(0.04)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Value Strategies Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2018	$13.77	10.12%	1.03% (c)	1.03% (c)	1.18%	21%	$8,612
Year Ended 5/31/2017	$13.09	18.19%	1.06%	1.06%	1.40%	97%	$12,818
Year Ended 5/31/2016	$11.70	(0.61%)	1.15%	1.13%	2.43%	67%	$1,943,911
Year Ended 5/31/2015	$12.38	6.16%	1.13%	1.11%	2.18%	55%	$1,927,318
Year Ended 5/31/2014	$12.53	17.18%	1.20% (c)	1.08% (c)	2.05%	99%	$1,752,951
Institutional Class
Year Ended 5/31/2018	$13.64	10.41%	0.78% (c)	0.78% (c)	1.46%	21%	$3,137,590
Year Ended 5/31/2017(d)	$12.97	5.39%	0.82% (e)	0.82% (e)	1.43% (e)	97%	$2,471,575
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2018	23

Notes to Financial Statements
May 31, 2018
Note 1. Organization
Multi-Manager Value Strategies Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.
Institutional Class shares are not subject to any front-end sales charge or contingent deferred sales charge. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
24	Multi-Manager Value Strategies Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Multi-Manager Value Strategies Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
May 31, 2018
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
26	Multi-Manager Value Strategies Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	10,691
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	683,800

*	Based on the ending daily outstanding amounts for the year ended May 31, 2018.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Multi-Manager Value Strategies Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
May 31, 2018
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s
28	Multi-Manager Value Strategies Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
subadvisers (see Subadvisory agreement below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2018 was 0.63% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Dimensional Fund Advisors LP (DFA) and Diamond Hill Capital Management, Inc. (Diamond Hill), to subadvise a portion of the Fund. The Investment Manager compensates DFA and Diamond Hill to manage the investments of a portion of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended May 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Institutional Class	0.14
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the
Multi-Manager Value Strategies Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
May 31, 2018
Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
The Fund may pay distribution and service fees up to a maximum annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.25% for distribution services and up to 0.25% for shareholder liaison services).
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through September 30, 2018
Class A	1.13%
Institutional Class	0.88
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, trustees’ deferred compensation, earnings and profits distributed to shareholders on the redemption of shares and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(949,069)	(5,576,587)	6,525,656
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
30	Multi-Manager Value Strategies Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2018			Year Ended May 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
76,029,274	51,206,001	127,235,275	51,007,470	81,865,214	132,872,684
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes. At May 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
9,730,504	50,441,966	—	406,555,000
At May 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,733,480,978	499,956,408	(93,401,408)	406,555,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $975,023,185 and $552,433,401, respectively, for the year ended May 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Multi-Manager Value Strategies Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
May 31, 2018
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
For the year ended May 31, 2018, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
7,200,000	2.29	1
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at May 31, 2018.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At May 31, 2018, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
32	Multi-Manager Value Strategies Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Multi-Manager Value Strategies Fund | Annual Report 2018	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Multi-Manager Value Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Value Strategies Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, brokers and transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Multi-Manager Value Strategies Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
86.50%	85.53%	$97,455,143
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Multi-Manager Value Strategies Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
36	Multi-Manager Value Strategies Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Multi-Manager Value Strategies Fund | Annual Report 2018	37

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
38	Multi-Manager Value Strategies Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Multi-Manager Value Strategies Fund | Annual Report 2018	39

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Multi-Manager Value Strategies Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Value Strategies Fund | Annual Report 2018	41

Multi-Manager Value Strategies Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN116_05_H01_(07/18)

Annual Report
May 31, 2018
Columbia Mortgage Opportunities Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Mortgage Opportunities Fund   |  Annual Report 2018

Columbia Mortgage Opportunities Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Mortgage Opportunities Fund (the Fund) seeks total return, consisting of long-term capital appreciation and current income.
Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2014
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2014
Average annual total returns (%) (for the period ended May 31, 2018)
		Inception	1 Year	Life
Class A	Excluding sales charges	04/30/14	5.53	5.10
	Including sales charges		2.39	4.32
Advisor Class		04/30/14	5.79	5.34
Class C	Excluding sales charges	04/30/14	4.74	4.32
	Including sales charges		3.76	4.32
Institutional Class		04/30/14	5.80	5.36
Institutional 2 Class		04/30/14	5.84	5.42
Institutional 3 Class*		03/01/17	5.90	5.22
Class T	Excluding sales charges	04/30/14	5.54	5.08
	Including sales charges		2.89	4.43
FTSE One-Month U.S. Treasury Bill Index			1.20	0.41
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE One-Month U.S. Treasury Bill Index is an unmanaged index that measures the rate of return for 30-day U.S. Treasury Bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Mortgage Opportunities Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2014 — May 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mortgage Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2018)
Asset-Backed Securities — Non-Agency	20.6
Commercial Mortgage-Backed Securities - Non-Agency	13.2
Money Market Funds	3.3
Residential Mortgage-Backed Securities - Agency	33.6
Residential Mortgage-Backed Securities - Non-Agency	29.3
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at May 31, 2018)
AAA rating	35.0
AA rating	1.2
A rating	2.2
BBB rating	4.4
BB rating	14.9
B rating	6.7
Not rated	35.6
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Mortgage Opportunities Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
At May 31, 2018, approximately 46.7% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended May 31, 2018, the Fund’s Class A shares returned 5.53% excluding sales charges. The Fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index, returned 1.20% over the same period. Positive contributions to the Fund’s performance were led by allocations to non-government guaranteed securitized sectors, including non-agency residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS).
Monetary, tax and trade policy drove credit sentiment and interest rates
Against a backdrop of tame inflation data, the Federal Reserve (Fed) continued to pursue a measured approach over the period as it sought to normalize its benchmark overnight lending rate and exit from quantitative easing. The Fed implemented incremental 25 basis point rate hikes at its June 2017, December 2017 and March 2018 meetings. Together, the three increases left the upper target for the fed funds rate at 1.75%, or slightly below what is generally viewed as the lower end of normal. In addition, October of 2017 saw the Fed begin to taper its reinvestment of maturing Treasury and agency mortgage-backed security (MBS) positions acquired during its post-financial crisis bond purchase programs. The Fed’s inevitable exit from the bond market had been well-signaled and did not spur a spike in long-term rates or a mass exodus from the MBS market.
Credit-sensitive areas of the bond market continued to be supported by positive economic data. Coming off second quarter growth of 3.1%, the U.S. economy posted growth of 3.2% and 2.9% for final two quarters of 2017, respectively. Corporations continued to post record profits, while consumer fundamentals were boosted by an environment of arguably full employment and relatively low household debt levels relative to assets. Credit sentiment received a boost as 2017 drew to a close with the passage of legislation that reduced corporate tax rates and provided a window during which companies are permitted to accelerate the expensing of capital investments.
Market volatility increased in the wake of better-than-anticipated January 2018 wage data, which raised concerns that the Fed would feel compelled to steepen the trajectory of its rate hiking cycle in order to ward off an acceleration in inflation. While inflation fears soon eased, credit spreads widened in March on the prospect of a global trade war as the Trump administration announced plans to implement tariffs on steel and aluminum as well as on a wide range of products imported from China.
April saw Treasury yields move higher as the Fed’s March meeting minutes pointed toward a consensus view that there was room to raise the fed funds rate more rapidly than previously expected without jeopardizing the goal of bringing inflation up to the Fed’s 2% target. For the 12 months ended May 31, 2018, Treasury yields finished higher across the curve, with the most significant increases on shorter maturities most directly impacted by increases in the fed funds rate.
With lending rates trending higher, mortgage prepayments remained subdued over the period despite a strong increase in median home values and some marginal easing of underwriting standards. While agency MBS experienced some modest spread widening as the Fed began to withdraw from the market, for the full 12 months ended May 31, 2018, MBS spreads relative to comparable duration Treasuries were essentially unchanged.
Credit sectors led positive contributions to performance
The Fund’s allocation to more credit-sensitive, non-government guaranteed sectors of the securitized market was the leading positive contributor to performance vs. the benchmark. In this vein, contributions were led by holdings of CMBS and non-agency RMBS, while exposure to ABS also added to relative performance. Sentiment with respect to these segments benefited from positive consumer fundamentals including strong household balance sheets and falling unemployment levels.
4	Columbia Mortgage Opportunities Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Selection within agency MBS also contributed to relative performance. With respect to the Fund’s passthrough holdings, a preference for conventional Fannie Mae and Freddie Mac issues relative to Ginnie Mae securities added to return. In addition, a tilt toward higher coupon pools helped performance as prepayment rates were muted over the period, supporting valuations for these pools while enabling the Fund to benefit from the incremental return they provide. An underweighting of 15-year MBS also added to relative performance. The Fund’s positioning in collateralized mortgage obligations was a modest detractor, as the structures we held were negatively impacted by the rise in short-term interest rates over the period.
The Fund’s tactical below-benchmark positioning over the period with respect to overall portfolio duration and corresponding interest rate sensitivity was a modest positive contributor to relative performance.
The Fund used three types of derivative securities investments during the period seeking to control risks. We invested in Treasury futures contracts as part of an effort to reduce the risk that rising interest rates would undermine prices of securities in the portfolio. We also invested in options on interest rate swaps with a view toward reducing the risk of rising interest rates and protecting against market volatility. Finally, we utilized credit default swap options in order to manage credit risk. Overall, the Fund’s use of derivatives had a positive impact on results.
At period’s end
With the Fed on pace to completely exit the market over the course of 2018, we had a somewhat cautious stance with respect to agency MBS at the close of the reporting period. We viewed the backdrop for non-agency MBS as more constructive, as that market was not in the process of being weaned from Fed support and fundamentals were supported by a strong consumer. Similarly, the Fund continued to have allocations to the credit-sensitive CMBS and ABS sectors. At the same time, given tight credit spreads at period-end, we were tilting toward higher quality securities within each non-agency allocation, with a preference for shorter duration issues or issues that were higher in the capital structure.
Given the recent upward move in Treasury yields and flattening of the curve, the Fund ended the period with an essentially neutral stance with respect to both duration and positioning along the yield curve.
Funds that seek to generate absolute returns are generally not designed to outperform stocks and bonds in strong markets. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade securities (high-yield or junk bonds) are volatile and carry more risk to principal and income than investment-grade securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Mortgage Opportunities Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2017 — May 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,048.80	1,019.95	5.11	5.04	1.00
Advisor Class	1,000.00	1,000.00	1,050.10	1,021.19	3.83	3.78	0.75
Class C	1,000.00	1,000.00	1,044.90	1,016.21	8.92	8.80	1.75
Institutional Class	1,000.00	1,000.00	1,050.10	1,021.19	3.83	3.78	0.75
Institutional 2 Class	1,000.00	1,000.00	1,050.30	1,021.39	3.63	3.58	0.71
Institutional 3 Class	1,000.00	1,000.00	1,050.60	1,021.69	3.32	3.28	0.65
Class T	1,000.00	1,000.00	1,047.80	1,019.95	5.11	5.04	1.00
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Mortgage Opportunities Fund | Annual Report 2018

Portfolio of Investments
May 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 31.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CLUB Credit Trust(a)
Series 2018-NP1 Class C
05/15/2024	4.740%	5,000,000	5,006,472
Conn’s Receivables Funding LLC(a)
Series 2017-A Class B
02/15/2020	5.110%	3,956,878	3,979,475
Subordinated, Series 2017-B Class B
11/15/2020	4.520%	13,900,000	13,996,391
Hertz Vehicle Financing II LP(a)
Subordinated, Series 2016-3A Class D
07/25/2020	5.410%	4,750,000	4,767,212
Marlette Funding Trust(a)
Series 2018-1A Class B
03/15/2028	3.190%	2,000,000	1,988,740
Subordinated, Series 2018-2A Class C
07/17/2028	4.370%	10,000,000	9,998,469
Morgan Stanley Resecuritization Pass-Through Trust(a)
Series 2018-SC1 Class B
09/18/2023	1.000%	5,000,000	4,721,500
Morgan Stanley Resecuritization Pass-Through Trust(a),(b)
Series 2018-SC1 Class R
09/18/2023	0.000%	950,000	8,170,000
OZLM Funding IV Ltd.(a),(c)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	9.612%	2,000,000	2,082,440
OZLM Funding Ltd.(a),(c)
Series 2012-1A Class DR2
3-month USD LIBOR + 6.670% 07/23/2029	9.032%	2,000,000	2,039,362
OZLM XVII Ltd.(a),(c)
Series 2017-17A Class D
3-month USD LIBOR + 5.990% 07/20/2030	8.349%	3,750,000	3,769,766
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class C
06/17/2024	4.870%	4,000,000	4,001,494
Subordinated Series 2017-3A Class C
11/15/2023	5.210%	13,000,000	13,088,078
Subordinated, Series 2017-1A Class C
06/15/2023	5.800%	4,500,000	4,579,929
Subordinated, Series 2017-2A Class C
09/15/2023	5.370%	7,000,000	7,069,705
Race Point IX CLO Ltd.(a),(c)
Series 2015-9R Class A2R
3-month USD LIBOR + 1.650% 10/15/2030	3.998%	7,000,000	7,014,000
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Redding Ridge Asset Management Ltd.(a),(c)
Series 2018-4A Class D
3-month USD LIBOR + 5.850% 04/15/2030	7.920%	5,000,000	5,000,000
RR 1 LLC(a),(c)
Series 2017-1A Class DR
3-month USD LIBOR + 6.500% 07/15/2029	8.222%	6,280,000	6,398,573
SoFi Professional Loan Program LLC(a),(b),(d),(e),(f)
Series 2015-D Class RC
10/26/2037	0.000%	7	3,313,333
Series 2016-A Class RIO
01/25/2038	0.000%	6	1,560,000
Series 2016-A Class RPO
01/25/2038	0.000%	6	2,880,000
Series 2016-B Class RC
04/25/2037	0.000%	3	1,095,000
SoFi Professional Loan Program LLC(a),(b),(d),(f)
Series 2017-A Class R
03/26/2040	0.000%	25,000	1,768,750
Westlake Automobile Receivables Trust(a)
Subordinated Series 2018-2A Class E
01/16/2024	4.860%	8,500,000	8,549,960
Total Asset-Backed Securities — Non-Agency (Cost $129,631,947)			126,838,649

Commercial Mortgage-Backed Securities - Non-Agency 20.0%

Braemar Hotels & Resorts Trust(a),(c),(e),(f),(g)
Series 2018-PRME Class F
1-month USD LIBOR + 2.900% 06/15/2035	4.861%	10,000,000	10,010,000
BX Trust(a),(c)
Series 2018-GW Class G
1-month USD LIBOR + 2.920% 05/15/2035	4.820%	5,000,000	5,023,312
CHT 2017-COSMO Mortgage Trust(a),(c)
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% 11/15/2036	4.919%	5,000,000	4,998,513
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated, Series 2014-USA Class E
09/15/2037	4.373%	4,500,000	4,023,852
Subordinated, Series 2014-USA Class F
09/15/2037	4.373%	6,000,000	5,024,128
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
May 31, 2018
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Direxion Daily Retail Bull(a),(c)
Series 2018-RVP Class E
3-month USD LIBOR + 4.500% 03/15/2033	6.419%	6,262,273	6,345,770
Hilton U.S.A. Trust(a),(h)
Series 2016-HHV Class F
11/05/2038	4.333%	7,500,000	6,715,987
Hilton U.S.A. Trust(a)
Subordinated, Series 2016-SFP Class E
11/05/2035	5.519%	6,000,000	6,119,320
Subordinated, Series 2016-SFP Class F
11/05/2035	6.155%	8,100,000	8,234,492
Hilton USA Trust(a),(h)
Subordinated Series 2016-HHV Class E
11/05/2038	4.194%	5,000,000	4,739,417
Invitation Homes Trust(a),(c)
Series 2015-SFR3 Class E
1-month USD LIBOR + 3.750% 08/17/2032	5.669%	5,855,250	5,867,524
Series 2015-SFR3 Class F
1-month USD LIBOR + 4.750% 08/17/2032	6.669%	1,000,000	1,004,139
Progress Residential Trust(a)
Series 2017-SFR1 Class E
08/17/2034	4.261%	2,802,000	2,790,224
Rialto Real Estate Fund LLC(a)
Subordinated, Series 2015-LT7 Class B
12/25/2032	5.071%	529,439	529,439
UBS Commercial Mortgage Trust(a),(c)
Series 2018-NYCH Class F
1-month USD LIBOR + 3.821% 02/15/2032	5.740%	10,000,000	10,064,967
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $80,367,365)			81,491,084

Residential Mortgage-Backed Securities - Agency 50.7%

Federal Home Loan Mortgage Corp.(c),(i)
CMO Series 3922 Class SH
1-month USD LIBOR + 5.900% 09/15/2041	3.981%	13,213,828	1,639,126
CMO Series 3957 Class WS
1-month USD LIBOR + 6.550% 11/15/2041	4.631%	4,551,167	590,898
CMO Series 4097 Class ST
1-month USD LIBOR + 6.050% 08/15/2042	4.131%	3,255,776	520,868
CMO Series 4223 Class DS
1-month USD LIBOR + 6.100% 12/15/2038	4.181%	1,844,305	161,013
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4286 Class NS
1-month USD LIBOR + 5.900% 12/15/2043	3.981%	2,662,497	479,710
CMO STRIPS Series 309 Class S4
1-month USD LIBOR + 5.970% 08/15/2043	4.051%	6,454,006	1,068,617
CMO STRIPS Series 312 Class S1
1-month USD LIBOR + 5.950% 09/15/2043	4.031%	5,793,601	954,151
Federal Home Loan Mortgage Corp.(i)
CMO Series 4098 Class AI
05/15/2039	3.500%	10,214,133	1,051,583
CMO Series 4121 Class IA
01/15/2041	3.500%	1,527,054	193,244
CMO Series 4213 Class DI
06/15/2038	3.500%	7,039,017	631,177
CMO Series 4215 Class IL
07/15/2041	3.500%	7,946,157	917,064
CMO STRIPS Series 304 Class C67
12/15/2042	4.500%	7,970,962	1,816,310
Federal Home Loan Mortgage Corp.(h),(i)
CMO Series 4620 Class AS
11/15/2042	1.242%	5,314,406	237,334
Federal National Mortgage Association(g)
06/13/2048	3.500%	100,000,000	99,765,620
06/13/2048	4.000%	45,000,000	46,005,471
Federal National Mortgage Association(i)
CMO Series 2012-121 Class GI
08/25/2039	3.500%	4,243,700	562,343
CMO Series 2012-152 Class EI
07/25/2031	3.000%	10,738,287	983,567
CMO Series 2012-96 Class CI
04/25/2039	3.500%	4,023,601	397,080
CMO Series 2013-117 Class AI
04/25/2036	3.500%	2,913,350	136,232
CMO Series 2013-118 Class AI
09/25/2038	4.000%	3,579,662	265,857
CMO Series 2013-31 Class IH
02/25/2043	3.500%	8,064,857	1,093,332
Federal National Mortgage Association(c),(i)
CMO Series 2013-101 Class CS
1-month USD LIBOR + 5.900% 10/25/2043	3.940%	4,744,612	841,960
CMO Series 2013-97 Class SB
1-month USD LIBOR + 6.100% 06/25/2032	4.140%	2,230,653	187,655

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mortgage Opportunities Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2014-93 Class ES
1-month USD LIBOR + 6.150% 01/25/2045	4.190%	3,187,443	530,736
CMO Series 2016-31 Class VS
1-month USD LIBOR + 6.000% 06/25/2046	4.040%	4,569,482	809,912
Federal National Mortgage Association(h),(i)
CMO Series 2016-62 Class AS
09/25/2046	1.312%	20,493,394	790,373
Government National Mortgage Association(g)
06/20/2048	4.500%	40,000,000	41,631,248
Government National Mortgage Association(i)
CMO Series 2014-184 Class CI
11/16/2041	3.500%	10,606,324	1,719,263
Government National Mortgage Association(c),(i)
CMO Series 2015-144 Class SA
1-month USD LIBOR + 6.200% 10/20/2045	4.252%	2,346,876	458,529
Total Residential Mortgage-Backed Securities - Agency (Cost $211,174,875)			206,440,273

Residential Mortgage-Backed Securities - Non-Agency 44.3%

Ajax Mortgage Loan Trust(a)
CMO Series 2016-C Class A
10/25/2057	4.000%	2,518,931	2,535,247
Angel Oak Mortgage Trust I LLC(a)
CMO Series 2016-1 Class A2
07/25/2046	5.000%	1,136,452	1,114,888
Angel Oak Mortgage Trust I LLC(a),(h)
CMO Series 2017-2 Class B1
07/25/2047	4.646%	5,000,000	4,999,354
Angel Oak Mortgage Trust LLC(a)
CMO Series 2015-1
11/25/2045	4.500%	115,031	115,147
11/25/2045	5.500%	3,500,000	3,505,028
Arroyo Mortgage Trust(a)
CMO Series 2018-1 Class A3
04/25/2048	4.218%	10,000,000	10,054,451
Bayview Opportunity Master Fund IVA Trust(a)
Subordinated, CMO Series 2016-SPL1 Class B3
04/28/2055	5.500%	2,500,000	2,560,623
BCAP LLC Trust(a),(h)
CMO Series 2010-RR11 Class 8A1
05/27/2037	4.129%	1,361,404	1,360,611
CMO Series 2014-RR3 Class 3A1
07/26/2036	2.037%	37,730	37,724
Bellemeade Re II Ltd.(a),(c)
CMO Series 2016-1A Class M2B
1-month USD LIBOR + 6.500% 04/25/2026	8.460%	2,348,245	2,382,076
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CHL GMSR Issuer Trust(a),(c)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.750% 05/25/2023	4.673%	2,000,000	1,999,994
CMO Series 2018-GT1 Class B
1-month USD LIBOR + 3.500% 05/25/2023	5.423%	4,350,000	4,349,983
Citigroup Mortgage Loan Trust, Inc.(a),(h)
CMO Series 2013-11 Class 3A3
09/25/2034	3.513%	702,172	704,869
CMO Series 2014-11 Class 5A2
11/25/2036	8.396%	1,589,159	1,607,728
CMO Series 2015-A Class B3
06/25/2058	4.500%	3,990,823	3,829,163
Citigroup Mortgage Loan Trust, Inc.(a),(i)
CMO Series 2015-A Class A1IO
06/25/2058	1.000%	54,563,250	1,261,333
CMO Series 2015-A Class A4IO
06/25/2058	0.250%	8,435,942	48,753
COLT LLC(a),(c),(f)
CMO Series 15-1 Class A2
1-month USD LIBOR + 3.750% 12/26/2045	5.710%	140,301	140,301
COLT Mortgage Loan Trust(a),(h)
CMO Series 2017-2 Class B1
10/25/2047	4.563%	3,000,000	2,904,389
COLT Mortgage Loan Trust(a)
CMO Series 2018-1 Class A3
02/25/2048	3.084%	2,145,958	2,138,415
Credit Suisse Mortgage Capital Certificates(a)
CMO Series 2010-9R Class 10A5
04/27/2037	4.000%	234,280	233,662
CMO Series 2010-9R Class 1A5
08/27/2037	4.000%	2,972,365	2,995,179
Credit Suisse Securities (U.S.A.) LLC(a)
CMO Series 2014-5R Class 5A2
07/27/2037	3.250%	1,883,973	1,849,574
Deephaven Residential Mortgage Trust(a),(f)
CMO Series 2016-1A Class A2
07/25/2046	5.500%	1,345,513	1,345,512
Deephaven Residential Mortgage Trust(a),(h)
CMO Series 2017-2A Class M1
06/25/2047	3.897%	2,000,000	1,992,406
CMO Series 2018-2A Class M1
04/25/2058	4.375%	6,500,000	6,515,600
Deephaven Residential Mortgage Trust(a)
CMO Series 2017-3A Class M1
10/25/2047	3.511%	2,959,000	2,921,898

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
May 31, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-1A Class M1
12/25/2057	3.939%	2,000,000	1,999,535
Ellington Financial Mortgage Trust(a),(h)
CMO Series 2017-1 Class M1
10/25/2047	4.077%	6,568,000	6,565,689
GCAT (a)
CMO Series 2017-1 Class A2
03/25/2047	3.375%	612,188	608,073
GCAT LLC(a),(g)
CMO Series 2018-1 Class A1
06/25/2048	3.844%	10,000,000	10,000,000
Grand Avenue Mortgage Loan Trust(a)
CMO Series 2017-RPL1 Class A1
08/25/2064	3.250%	4,813,930	4,747,851
Jefferies Resecuritization Trust(a)
CMO Series 2014-R1 Class 1A1
12/27/2037	4.000%	94,289	94,052
Legacy Mortgage Asset Trust(a)
CMO Series 2017-GS1 Class A2
01/25/2057	3.500%	11,000,000	10,179,224
New Residential Mortgage LLC(a)
CMO Series 2018-FNT1 Class F
05/25/2023	5.570%	20,000,000	20,000,000
New Residential Mortgage Loan Trust(a),(h),(i)
CMO Series 2014-1A Class AIO
01/25/2054	2.277%	13,586,844	623,946
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class D
01/25/2023	4.374%	9,054,380	8,994,716
Subordinated CMO Series 2018-PLS2 Class D
02/25/2023	4.593%	2,314,636	2,307,526
Oaktown Re Ltd.(a),(c),(f)
CMO Series 2017-1A Class M1
1-month USD LIBOR + 2.250% 04/25/2027	4.210%	2,403,940	2,394,202
PNMAC GMSR Issuer Trust(a),(c)
CMO Series 2017-GT2 Class A
1-month USD LIBOR + 4.000% 08/25/2023	5.960%	3,700,000	3,728,486
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% 02/25/2023	4.810%	8,000,000	8,049,032
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2017-2A Class A2
09/25/2022	5.000%	12,000,000	11,914,909
Preston Ridge Partners Mortgage LLC(a),(h)
CMO Series 2017-3A Class A2
11/25/2022	5.000%	6,000,000	5,957,491
CMO Series 2018-1A Class A1
04/25/2023	3.750%	1,314,617	1,310,341
Pretium Mortgage Credit Partners I LLC(a)
CMO Series 2018-NPL1 Class A1
01/27/2033	3.375%	1,849,923	1,842,635
RCO V Mortgage LLC(a),(e),(f)
CMO Series 2018-1 Class A1
05/25/2023	4.000%	10,000,000	10,000,000
SGR Residential Mortgage Trust(a)
CMO Series 2016-1 Class A1
11/25/2046	3.750%	682,200	680,751
Sunset Mortgage Loan Co., LLC(a)
CMO Series 2017-NPL1 Class A
06/15/2047	3.500%	1,977,344	1,977,671
Verus Securitization Trust(a),(h)
CMO Series 2018-INV1 Class A3
03/25/2058	4.052%	980,099	983,808
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $180,550,066)			180,463,846

Money Market Funds 5.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.907%(j),(k)	20,207,881	20,207,881
Total Money Market Funds (Cost $20,205,860)		20,207,881
Total Investments in Securities (Cost: $621,930,113)		615,441,733
Other Assets & Liabilities, Net		(208,403,054)
Net Assets		407,038,679

At May 31, 2018, securities and/or cash totaling $3,510,000 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mortgage Opportunities Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Investments in derivatives
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(84)	09/2018	USD	(10,119,225)	—	(12,016)
U.S. Treasury 5-Year Note	(841)	09/2018	USD	(95,660,949)	—	(619,560)
Total					—	(631,576)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	4.367	USD	2,000,000	(173,400)	1,166	—	(200,389)	28,155	—
Markit CMBX North America Index, Series 7 BBB-	JPMorgan	01/17/2047	3.000	Monthly	4.720	USD	2,000,000	(153,000)	1,166	—	(168,747)	16,913	—
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	4.720	USD	2,550,000	(195,075)	1,488	—	(247,208)	53,621	—
Total									3,820	—	(616,344)	98,689	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At May 31, 2018, the value of these securities amounted to $388,793,579, which represents 95.52% of net assets.
(b)	Zero coupon bond.
(c)	Variable rate security. The interest rate shown was the current rate as of May 31, 2018.
(d)	Represents shares owned in the residual interest of an asset-backed securitization.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2018, the value of these securities amounted to $28,858,333, which represents 7.09% of net assets.
(f)	Valuation based on significant unobservable inputs.
(g)	Represents a security purchased on a when-issued basis.
(h)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of May 31, 2018.
(i)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(j)	The rate shown is the seven-day current annualized yield at May 31, 2018.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
May 31, 2018
Notes to Portfolio of Investments  (continued)
(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.907%
	10,855,633	389,958,587	(380,606,339)	20,207,881	(1,623)	1,979	237,838	20,207,881
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mortgage Opportunities Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	116,221,566	10,617,083	—	126,838,649
Commercial Mortgage-Backed Securities - Non-Agency	—	71,481,084	10,010,000	—	81,491,084
Residential Mortgage-Backed Securities - Agency	—	206,440,273	—	—	206,440,273
Residential Mortgage-Backed Securities - Non-Agency	—	166,583,831	13,880,015	—	180,463,846
Money Market Funds	—	—	—	20,207,881	20,207,881
Total Investments in Securities	—	560,726,754	34,507,098	20,207,881	615,441,733
Investments in Derivatives
Asset
Swap Contracts	—	98,689	—	—	98,689
Liability
Futures Contracts	(631,576)	—	—	—	(631,576)
Total	(631,576)	560,825,443	34,507,098	20,207,881	614,908,846
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 05/31/2017 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 05/31/2018 ($)
Asset-Backed Securities — Non-Agency	14,883,000	-	-	(4,265,917)	-	-	-	-	10,617,083
Commercial Mortgage-Backed Securities — Non-Agency	-	-	-	10,000	10,000,000	-	-	-	10,010,000
Residential Mortgage-Backed Securities — Non-Agency	29,906,409	1	20,239	(74,077)	10,000,000	(15,771,157)	-	(10,201,400)	13,880,015
Total	44,789,409	1	20,239	(4,329,994)	20,000,000	(15,771,157)		(10,201,400)	34,507,098
(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2018 was $(4,311,598), which is comprised of Residential Mortgage-Backed Securities — Non-Agency of $(55,681), Commercial Mortgage-Backed Securities — Non-Agency of $10,000 and Asset-Backed Securities — Non-Agency of $(4,265,917).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
May 31, 2018
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential, commercial and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mortgage Opportunities Fund | Annual Report 2018

Statement of Assets and Liabilities
May 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $601,724,253)	$595,233,852
Affiliated issuers (cost $20,205,860)	20,207,881
Cash	6,375
Cash collateral held at broker for:
Swap contracts	310,000
Margin deposits on:
Futures contracts	3,200,000
Unrealized appreciation on swap contracts	98,689
Receivable for:
Capital shares sold	1,111,053
Dividends	75,015
Interest	1,600,921
Expense reimbursement due from Investment Manager	734
Prepaid expenses	340
Total assets	621,844,860
Liabilities
Upfront receipts on swap contracts	616,344
Payable for:
Investments purchased	6,759,629
Investments purchased on a delayed delivery basis	207,194,323
Capital shares purchased	101,550
Variation margin for futures contracts	24,953
Management services fees	7,217
Distribution and/or service fees	636
Transfer agent fees	18,932
Compensation of board members	16,643
Other expenses	65,954
Total liabilities	214,806,181
Net assets applicable to outstanding capital stock	$407,038,679
Represented by
Paid in capital	405,768,033
Undistributed net investment income	5,886,872
Accumulated net realized gain	2,405,041
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(6,490,401)
Investments - affiliated issuers	2,021
Futures contracts	(631,576)
Swap contracts	98,689
Total - representing net assets applicable to outstanding capital stock	$407,038,679
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2018	15

Statement of Assets and Liabilities  (continued)
May 31, 2018
Class A
Net assets	$70,299,395
Shares outstanding	7,078,343
Net asset value per share	$9.93
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.24
Advisor Class
Net assets	$29,200,603
Shares outstanding	2,943,503
Net asset value per share	$9.92
Class C
Net assets	$5,842,090
Shares outstanding	588,614
Net asset value per share	$9.93
Institutional Class
Net assets	$64,054,372
Shares outstanding	6,453,130
Net asset value per share	$9.93
Institutional 2 Class
Net assets	$47,959,998
Shares outstanding	4,835,118
Net asset value per share	$9.92
Institutional 3 Class
Net assets	$189,672,298
Shares outstanding	19,110,259
Net asset value per share	$9.93
Class T
Net assets	$9,923
Shares outstanding	1,000
Net asset value per share	$9.92
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$10.17
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mortgage Opportunities Fund | Annual Report 2018

Statement of Operations
Year Ended May 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$4,955,041
Dividends — affiliated issuers	237,838
Interest	12,068,468
Total income	17,261,347
Expenses:
Management services fees	1,810,263
Distribution and/or service fees
Class A	29,472
Class C	29,489
Class T	25
Transfer agent fees
Class A	13,558
Advisor Class	8,421
Class C	3,122
Institutional Class	29,476
Institutional 2 Class	5,015
Institutional 3 Class	18,670
Class T	10
Compensation of board members	18,236
Custodian fees	34,264
Printing and postage fees	18,917
Registration fees	101,353
Audit fees	48,375
Legal fees	10,074
Compensation of chief compliance officer	57
Other	27,102
Total expenses	2,205,899
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(285,628)
Total net expenses	1,920,271
Net investment income	15,341,076
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	3,177,980
Investments — affiliated issuers	(1,623)
Futures contracts	(1,355,101)
Options purchased	72,000
Options contracts written	1,392,500
Swap contracts	292,229
Net realized gain	3,577,985
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(6,035,070)
Investments — affiliated issuers	1,979
Futures contracts	(671,519)
Options purchased	2,210,366
Swap contracts	1,345,581
Net change in unrealized appreciation (depreciation)	(3,148,663)
Net realized and unrealized gain	429,322
Net increase in net assets resulting from operations	$15,770,398
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2018	17

Statement of Changes in Net Assets
	Year Ended May 31, 2018	Year Ended May 31, 2017 (a)
Operations
Net investment income	$15,341,076	$11,605,570
Net realized gain	3,577,985	7,429,620
Net change in unrealized appreciation (depreciation)	(3,148,663)	6,008,080
Net increase in net assets resulting from operations	15,770,398	25,043,270
Distributions to shareholders
Net investment income
Class A	(447,683)	(270,334)
Advisor Class	(321,295)	(116,292)
Class C	(91,186)	(40,385)
Class I	—	(7,777,500)
Institutional Class	(1,143,529)	(279,825)
Institutional 2 Class	(302,572)	(2,318)
Institutional 3 Class	(9,130,211)	(1,620,339)
Class T	(381)	(343)
Net realized gains
Class A	(216,508)	(123,359)
Advisor Class	(153,873)	(58,073)
Class C	(92,476)	(19,727)
Class I	—	(3,132,151)
Institutional Class	(786,740)	(74,790)
Institutional 2 Class	(2,025)	(600)
Institutional 3 Class	(6,290,053)	—
Class T	(335)	(127)
Total distributions to shareholders	(18,978,867)	(13,516,163)
Increase in net assets from capital stock activity	119,190,117	29,319,668
Total increase in net assets	115,981,648	40,846,775
Net assets at beginning of year	291,057,031	250,210,256
Net assets at end of year	$407,038,679	$291,057,031
Undistributed net investment income	$5,886,872	$1,982,652

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mortgage Opportunities Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2018		May 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	7,027,332	69,188,842	650,971	6,435,525
Distributions reinvested	67,990	663,475	39,996	393,225
Redemptions	(507,610)	(5,006,353)	(925,130)	(9,111,469)
Net increase (decrease)	6,587,712	64,845,964	(234,163)	(2,282,719)
Advisor Class
Subscriptions	2,834,409	27,884,998	683,945	6,829,060
Distributions reinvested	48,675	474,428	17,668	173,872
Redemptions	(548,394)	(5,420,923)	(386,706)	(3,806,608)
Net increase	2,334,690	22,938,503	314,907	3,196,324
Class C
Subscriptions	433,785	4,270,783	128,324	1,273,184
Distributions reinvested	18,870	183,021	6,065	59,718
Redemptions	(59,336)	(584,520)	(49,528)	(491,141)
Net increase	393,319	3,869,284	84,861	841,761
Class I
Subscriptions	—	—	5,064,089	49,807,526
Distributions reinvested	—	—	1,111,289	10,909,209
Redemptions	—	—	(30,507,088)	(301,277,129)
Net decrease	—	—	(24,331,710)	(240,560,394)
Institutional Class
Subscriptions	5,742,304	56,550,910	1,614,805	15,955,262
Distributions reinvested	188,745	1,835,211	30,085	297,404
Redemptions	(1,177,136)	(11,652,963)	(306,231)	(3,017,418)
Net increase	4,753,913	46,733,158	1,338,659	13,235,248
Institutional 2 Class
Subscriptions	4,838,459	47,485,546	5,393	53,110
Distributions reinvested	30,975	303,853	245	2,417
Redemptions	(39,173)	(385,390)	(5,448)	(54,981)
Net increase	4,830,261	47,404,009	190	546
Institutional 3 Class
Subscriptions	200,740	1,970,329	25,785,807	255,022,404
Distributions reinvested	1,583,720	15,419,504	161,696	1,620,244
Redemptions	(8,446,370)	(83,990,634)	(175,334)	(1,753,746)
Net increase (decrease)	(6,661,910)	(66,600,801)	25,772,169	254,888,902
Total net increase	12,237,985	119,190,117	2,944,913	29,319,668

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2018	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2018	$10.12	0.49	0.04	0.53	(0.38)	(0.34)	(0.72)
Year Ended 5/31/2017	$9.69	0.38	0.52	0.90	(0.34)	(0.13)	(0.47)
Year Ended 5/31/2016	$10.05	0.38	(0.30)	0.08	(0.34)	(0.10)	(0.44)
Year Ended 5/31/2015	$10.02	0.39	0.09	0.48	(0.35)	(0.10)	(0.45)
Year Ended 5/31/2014(c)	$10.00	0.02	0.01	0.03	(0.01)	—	(0.01)
Advisor Class
Year Ended 5/31/2018	$10.11	0.54	0.01	0.55	(0.40)	(0.34)	(0.74)
Year Ended 5/31/2017	$9.69	0.45	0.46	0.91	(0.36)	(0.13)	(0.49)
Year Ended 5/31/2016	$10.06	0.41	(0.32)	0.09	(0.36)	(0.10)	(0.46)
Year Ended 5/31/2015	$10.02	0.44	0.07	0.51	(0.37)	(0.10)	(0.47)
Year Ended 5/31/2014(c)	$10.00	0.02	0.01	0.03	(0.01)	—	(0.01)
Class C
Year Ended 5/31/2018	$10.12	0.44	0.01	0.45	(0.30)	(0.34)	(0.64)
Year Ended 5/31/2017	$9.69	0.34	0.48	0.82	(0.26)	(0.13)	(0.39)
Year Ended 5/31/2016	$10.05	0.30	(0.30)	0.00 (e)	(0.26)	(0.10)	(0.36)
Year Ended 5/31/2015	$10.02	0.31	0.09	0.40	(0.27)	(0.10)	(0.37)
Year Ended 5/31/2014(c)	$10.00	0.01	0.01	0.02	(0.00) (e)	—	(0.00) (e)
Institutional Class
Year Ended 5/31/2018	$10.12	0.53	0.02	0.55	(0.40)	(0.34)	(0.74)
Year Ended 5/31/2017	$9.69	0.48	0.44	0.92	(0.36)	(0.13)	(0.49)
Year Ended 5/31/2016	$10.06	0.39	(0.30)	0.09	(0.36)	(0.10)	(0.46)
Year Ended 5/31/2015	$10.02	0.39	0.12	0.51	(0.37)	(0.10)	(0.47)
Year Ended 5/31/2014(c)	$10.00	0.02	0.01	0.03	(0.01)	—	(0.01)
Institutional 2 Class
Year Ended 5/31/2018	$10.11	0.52	0.03	0.55	(0.40)	(0.34)	(0.74)
Year Ended 5/31/2017	$9.69	0.45	0.47	0.92	(0.37)	(0.13)	(0.50)
Year Ended 5/31/2016	$10.06	0.40	(0.30)	0.10	(0.37)	(0.10)	(0.47)
Year Ended 5/31/2015	$10.02	0.39	0.13	0.52	(0.38)	(0.10)	(0.48)
Year Ended 5/31/2014(c)	$10.00	0.02	0.01	0.03	(0.01)	—	(0.01)
Institutional 3 Class
Year Ended 5/31/2018	$10.12	0.55	0.01	0.56	(0.41)	(0.34)	(0.75)
Year Ended 5/31/2017(f)	$9.87	0.16	0.18	0.34	(0.09)	—	(0.09)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Mortgage Opportunities Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2018	$9.93	5.53%	1.12%	1.00%	5.12%	716%	$70,299
Year Ended 5/31/2017	$10.12	9.50%	1.10%	1.00%	3.80%	739%	$4,964
Year Ended 5/31/2016	$9.69	0.83%	1.16%	1.00%	3.95%	743%	$7,023
Year Ended 5/31/2015	$10.05	4.88%	1.21%	1.00%	4.08%	829%	$1,718
Year Ended 5/31/2014(c)	$10.02	0.29%	1.24% (d)	1.00% (d)	1.79% (d)	56%	$10
Advisor Class
Year Ended 5/31/2018	$9.92	5.79%	0.86%	0.75%	5.52%	716%	$29,201
Year Ended 5/31/2017	$10.11	9.67%	0.85%	0.75%	4.55%	739%	$6,157
Year Ended 5/31/2016	$9.69	0.98%	0.92%	0.75%	4.22%	743%	$2,848
Year Ended 5/31/2015	$10.06	5.24%	0.94%	0.75%	4.44%	829%	$3,071
Year Ended 5/31/2014(c)	$10.02	0.30%	1.05% (d)	0.75% (d)	2.04% (d)	56%	$10
Class C
Year Ended 5/31/2018	$9.93	4.74%	1.85%	1.75%	4.44%	716%	$5,842
Year Ended 5/31/2017	$10.12	8.69%	1.85%	1.75%	3.43%	739%	$1,975
Year Ended 5/31/2016	$9.69	0.07%	1.91%	1.75%	3.17%	743%	$1,070
Year Ended 5/31/2015	$10.05	4.09%	1.98%	1.75%	3.16%	829%	$50
Year Ended 5/31/2014(c)	$10.02	0.24%	2.05% (d)	1.75% (d)	1.05% (d)	56%	$10
Institutional Class
Year Ended 5/31/2018	$9.93	5.80%	0.85%	0.75%	5.44%	716%	$64,054
Year Ended 5/31/2017	$10.12	9.78%	0.86%	0.75%	4.92%	739%	$17,188
Year Ended 5/31/2016	$9.69	0.98%	0.90%	0.75%	4.07%	743%	$3,494
Year Ended 5/31/2015	$10.06	5.24%	1.03%	0.75%	3.96%	829%	$41
Year Ended 5/31/2014(c)	$10.02	0.30%	1.08% (d)	0.75% (d)	2.21% (d)	56%	$12
Institutional 2 Class
Year Ended 5/31/2018	$9.92	5.84%	0.83%	0.71%	5.44%	716%	$47,960
Year Ended 5/31/2017	$10.11	9.76%	0.80%	0.69%	4.55%	739%	$49
Year Ended 5/31/2016	$9.69	1.09%	0.79%	0.65%	4.09%	743%	$45
Year Ended 5/31/2015	$10.06	5.34%	0.90%	0.65%	3.91%	829%	$10
Year Ended 5/31/2014(c)	$10.02	0.31%	0.89% (d)	0.65% (d)	2.14% (d)	56%	$10
Institutional 3 Class
Year Ended 5/31/2018	$9.93	5.90%	0.75%	0.65%	5.55%	716%	$189,672
Year Ended 5/31/2017(f)	$10.12	3.50%	0.76% (d)	0.65% (d)	6.57% (d)	739%	$260,713
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2018	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class T
Year Ended 5/31/2018	$10.11	0.51	0.02	0.53	(0.38)	(0.34)	(0.72)
Year Ended 5/31/2017	$9.69	0.40	0.49	0.89	(0.34)	(0.13)	(0.47)
Year Ended 5/31/2016	$10.05	0.39	(0.31)	0.08	(0.34)	(0.10)	(0.44)
Year Ended 5/31/2015	$10.02	0.36	0.12	0.48	(0.35)	(0.10)	(0.45)
Year Ended 5/31/2014(c)	$10.00	0.02	0.01	0.03	(0.01)	—	(0.01)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The Fund commenced operations on April 30, 2014. Per share data and total return reflect activity from that date.
(d)	Annualized.
(e)	Rounds to zero.
(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Mortgage Opportunities Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class T
Year Ended 5/31/2018	$9.92	5.54%	1.09%	0.99%	5.20%	716%	$10
Year Ended 5/31/2017	$10.11	9.41%	1.09%	0.99%	4.01%	739%	$10
Year Ended 5/31/2016	$9.69	0.83%	1.16%	1.00%	3.94%	743%	$10
Year Ended 5/31/2015	$10.05	4.87%	1.30%	1.00%	3.56%	829%	$10
Year Ended 5/31/2014(c)	$10.02	0.29%	1.30% (d)	1.00% (d)	1.79% (d)	56%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2018	23

Notes to Financial Statements
May 31, 2018
Note 1. Organization
Columbia Mortgage Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
24	Columbia Mortgage Opportunities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Security valuation
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event
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Notes to Financial Statements  (continued)
May 31, 2018
that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are
26	Columbia Mortgage Opportunities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in interest rates and to manage volatility and interest rate risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
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Notes to Financial Statements  (continued)
May 31, 2018
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
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Notes to Financial Statements  (continued)
May 31, 2018
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	98,689*

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Upfront receipts on swap contracts	616,344
Interest rate risk	Net assets — unrealized depreciation on futures contracts	631,576*
Total		1,247,920

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	—	—	292,229	292,229
Interest rate risk	(1,355,101)	1,392,500	72,000	—	109,399
Total	(1,355,101)	1,392,500	72,000	292,229	401,628

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Notes to Financial Statements  (continued)
May 31, 2018
Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	1,345,581	1,345,581
Interest rate risk	(671,519)	2,210,366	—	1,538,847
Total	(671,519)	2,210,366	1,345,581	2,884,428
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	15,117,900
Futures contracts — short	132,355,583
Credit default swap contracts — sell protection	33,875,000

Derivative instrument	Average value ($)*
Options contracts — purchased	1,262,254
Options contracts — written	(529,560)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2018.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the
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Notes to Financial Statements  (continued)
May 31, 2018
settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2018:
	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Liabilities
OTC credit default swap contracts (a)	324,068	193,587	517,655
Total financial and derivative net assets	(324,068)	(193,587)	(517,655)
Total collateral received (pledged) (b)	(310,000)	-	(310,000)
Net amount (c)	(14,068)	(193,587)	(207,655)

(a)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
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Notes to Financial Statements  (continued)
May 31, 2018
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
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Notes to Financial Statements  (continued)
May 31, 2018
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.650% to 0.535% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2018 was 0.650% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
Columbia Mortgage Opportunities Fund | Annual Report 2018	33

Notes to Financial Statements  (continued)
May 31, 2018
For the year ended May 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class T	0.09
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2018, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $23,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2018, if any, are listed below:
Amount ($)
Class A	55,934
Class C	984
34	Columbia Mortgage Opportunities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2017 through September 30, 2018	Prior to October 1, 2017
Class A	1.00%	1.00%
Advisor Class	0.75	0.75
Class C	1.75	1.75
Institutional Class	0.75	0.75
Institutional 2 Class	0.71	0.70
Institutional 3 Class	0.65	0.65
Class T	1.00	1.00
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, tax straddles, trustees’ deferred compensation and investment in partnership and grantor trust. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
1	(1)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
Columbia Mortgage Opportunities Fund | Annual Report 2018	35

Notes to Financial Statements  (continued)
May 31, 2018
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2018			Year Ended May 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
18,978,867	—	18,978,867	11,964,251	1,551,912	13,516,163
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes. At May 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
4,742,886	—	—	(3,456,458)
At May 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
618,365,304	7,659,851	(11,116,309)	(3,456,458)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,839,923,380 and $2,660,856,436, respectively, for the year ended May 31, 2018, of which $2,451,576,992 and $2,415,069,609, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
36	Columbia Mortgage Opportunities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended May 31, 2018.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Columbia Mortgage Opportunities Fund | Annual Report 2018	37

Notes to Financial Statements  (continued)
May 31, 2018
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At May 31, 2018, two unaffiliated shareholders of record owned 20.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 54.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
38	Columbia Mortgage Opportunities Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Mortgage Opportunities Fund | Annual Report 2018	39

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Mortgage Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Mortgage Opportunities Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, brokers and transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
40	Columbia Mortgage Opportunities Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds Board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chair, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Mortgage Opportunities Fund | Annual Report 2018	41

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	123	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
42	Columbia Mortgage Opportunities Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Mortgage Opportunities Fund | Annual Report 2018	43

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
44	Columbia Mortgage Opportunities Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Mortgage Opportunities Fund | Annual Report 2018	45

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
46	Columbia Mortgage Opportunities Fund | Annual Report 2018

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Columbia Mortgage Opportunities Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN251_05_H01_(07/18)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Pamela G. Carlton, William P. Carmichael, Brian J. Gallagher and Catherine James Paglia, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Ms. Carlton, Mr. Carmichael, Mr. Gallagher and Ms. Paglia are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for twelve series of the registrant whose report to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2018 and May 31, 2017 are approximately as follows:

2018	2017
$371,300	$339,400

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended May 31, 2018 and May 31, 2017 are approximately as follows:

2018	2017
$0	$17,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal year 2017, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended May 31, 2018 and May 31, 2017, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2018 and May 31, 2017 are approximately as follows:

2018	2017
$80,900	$77,300

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal Year 2017 also include Tax Fees for foreign tax filings, for agreed upon procedures related to fund mergers and final tax returns.

During the fiscal years ended May 31, 2018 and May 31, 2017, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2018 and May 31, 2017 are approximately as follows:

2018	2017
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended May 31, 2018 and May 31, 2017 are approximately as follows:

2018	2017
$225,000	$225,000

In fiscal years 2018 and 2017, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-

approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2018 and 2017 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended May 31, 2018 and May 31, 2017 are approximately as follows:

2018	2017
$305,900	$320,100

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                         Columbia Funds Series Trust II

By (Signature and Title)     /s/ Christopher O. Petersen

Christopher O. Petersen, President and Principal Executive Officer

Date                                     July 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Christopher O. Petersen

Christopher O. Petersen, President and Principal Executive Officer

Date                                      July 23, 2018

By (Signature and Title)     /s/ Michael G. Clarke

Michael G. Clarke, Treasurer and Chief Financial Officer

Date                                   July 23, 2018